[FRONT COVER]

                       VANGUARD(R)VARIABLE INSURANCE FUND
                       ACTIVELY MANAGED STOCK PORTFOLIOS

ANNUAL REPORT

BALANCED PORTFOLIO
EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO
GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO

DECEMBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer

                                                      [PHOTO OF JOHN J. BRENNAN]

================================================================================
CONTENTS
 1 Market Perspective

BALANCED PORTFOLIO
 2 A Look at Performance
 3 Report from the Adviser
 4 Portfolio Profile
 5 Performance Summary
 5 Notice to Shareholders
 6 Financial Statements

EQUITY INCOME PORTFOLIO
13 A Look at Performance
14 Report from the Adviser
15 Portfolio Profile
16 Performance Summary
16 Notice to Shareholders
17 Financial Statements

DIVERSIFIED VALUE PORTFOLIO
22 A Look at Performance
24 Report from the Adviser
25 Portfolio Profile
26 Performance Summary
26 Notice to Shareholders
27 Financial Statements

GROWTH PORTFOLIO
31 A Look at Performance
32 Report from the Adviser
33 Portfolio Profile
34 Performance Summary
34 Notice to Shareholders
35 Financial Statements

SMALL COMPANY GROWTH PORTFOLIO
39 A Look at Performance
40 Report from the Adviser
42 Portfolio Profile
43 Performance Summary
43 Notice to Shareholders
44 Financial Statements

INTERNATIONAL PORTFOLIO
52 A Look at Performance
53 Report from the Adviser
55 Portfolio Profile
56 Performance Summary
56 Notice to Shareholders
57 Financial Statements
--------------------------------------------------------------------------------
SUMMARY

* In a challenging year for the stock market, the Balanced Portfolio (-6.7%) produced a smaller loss than the Vanguard Variable Insurance Fund's actively managed all-stock portfolios.

* The portfolios that emphasize reasonably valued, dividend-paying stocks held up better than their growth-oriented counterparts.

* On balance, the portfolios performed well relative to their comparative standards, with the notable exception of the Growth Portfolio. Its -35.9% decline was disappointing on both an absolute and a relative basis.
================================================================================

MARKET PERSPECTIVE
Dear Planholder,
The stock market produced terrible results, but investment-grade bonds posted excellent returns as interest rates fell during 2002. Clearly, it was an extremely challenging period for the financial markets. This report begins with a look at the market environment. On the following pages, you'll find details about the performance of your portfolio holdings.


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, THE VANGUARD GROUP        JANUARY 16, 2003
--------------------------------------------------------------------------------

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR
Lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices in 2002. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--some investors lost confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     It was all too much for the stock market, which skidded -20.9% as measured by the Wilshire 5000 Total Market Index. Share prices declined -22.0%--their worst calendar-year performance since 1974--while dividends provided an income return of just 1.1%. It was the third consecutive down year for stocks, and the longest bear market since 1939-1941.

     Stocks of all kinds declined. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%.

     Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                           -------------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
================================================================================

THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE
Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This
pattern   reappeared  in  the  second  half  of  the  year:  The  nation's  real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.

     Growth in corporate earnings remained sluggish. The companies in the Standard & Poor's 500 Index recorded combined quarterly per-share profits of $11-$12, well off their first-quarter 2000 peak of $16. As a result, business spending on new plants, equipment, and technology remained weak. Employers also pinched their payrolls; in the fall, unemployment stood at 6%, an eight-year high.

     Interest rates dropped, leading to a mortgage refinancing boom that supported consumer spending. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%.

     The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

VANGUARD(R) BALANCED PORTFOLIO

During 2002, shares in the Balanced Portfolio lost -6.7%. As disappointing as that result was, it compared favorably with the losses sustained by the portfolio's balanced benchmarks--the average balanced fund, which returned -11.7%, and its blended index (65% large U.S. stocks and 35% high-quality corporate bonds), which declined -11.0%. The one- and ten-year results for your portfolio and its comparative standards appear in the table below. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

     In an extremely tough year for the stock market, your portfolio's relative (though clearly not absolute) success was a testament to the virtues of balanced investing, which provides income and risk reduction from bonds and the opportunity for long-term growth (as well as some income) from stocks. As of December 31, 2002, the Balanced Portfolio offered a yield of 2.8%.

================================================================================
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                               DECEMBER 31, 2002
                                                  ------------------------------
                                                    AVERAGE          FINAL VALUE
                                     YEAR ENDED      ANNUAL         OF A $10,000
                              DECEMBER 31, 2002      RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Balanced Portfolio                        -6.7%       10.4%              $26,788
Average Balanced Fund*                   -11.7         6.8                19,330
Composite Stock/
  Bond Index**                           -11.0         9.2                24,168
Wilshire 5000 Index                      -20.9         8.7                23,115
================================================================================
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
================================================================================

BONDS AND DIVIDENDS SOFTENED THE MARKET'S BLOWS
During 2002, your portfolio's long-standing approach to the stock market--an emphasis on value-oriented shares (those trading at low prices relative to measures of corporate earnings and assets) and dividend-paying stocks--provided some shelter from the broader market's downturn. While the Standard & Poor's 500 Index lost -22.1%, the roughly 65% of portfolio assets invested in stocks declined -16.0%. The portfolio scored positive returns in "other energy" stocks (oil-servicing companies and second-tier producers) and limited its losses in the consumer staples sector, which helped make up for sharp declines in the financial services, technology, and utilities sectors. All three of those hard-hit industries struggled with a sharp pullback in corporate investment and the continued unwinding of the excesses of the late 1990s.

     The portfolio's high-quality corporate bonds enjoyed an especially strong year, returning 11.7%. As the general level of interest rates declined, bond prices rallied, with higher-quality issues outperforming the market's lower-grade credits. It's important to note that while the bond market's strong capital return was welcome, especially in a dreadful year for stocks, bonds now offer lower yields. Total returns likely won't be nearly as strong in the future.

BALANCE AND LOW COSTS MADE FOR A GOOD DECADE
During the ten years ended December 31, the portfolio illustrated the benefits of balanced investing to impressive effect. It returned an average of 10.4% a year-- significantly better than the returns of its comparative standards and superior to the return of the all-stock Wilshire 5000 Index. Over the very long term, an all-stock portfolio can reasonably be expected to outperform a balanced approach, but the past decade's results show that attention to risk and the pursuit of high returns are not mutually exclusive goals.

     As shown in the table at left, a hypothetical investment of $10,000 at the start of the ten-year period would have grown to $26,788 in the Balanced Portfolio. In the average balanced fund, the same investment would have increased to just $19,330. Much of this $7,458 shortfall is attributable to the average peer fund's higher annual operating expenses (1.31% of assets, compared with 0.33% for the Balanced Portfolio). Planholders incur higher fees than those charged by the underlying portfolios to pay for the variable annuity's insurance features, but the comparison is apposite because insurance charges would come on top of the costs of the average peer fund, too.

BALANCE IS THE BEST PLAN FOR THE LONG TERM
Vanguard has long advocated the principles of balanced investing, so perfectly illustrated by the long-term performance of the Balanced Portfolio. In good markets and bad, the most productive investment approach is to develop a mix of stock, bond, and money market portfolios in proportions suited to your goals and unique financial circumstances.

     By following these simple principles, you enhance your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual--and inevitable--recovery. Thank you for entrusting your hard-earned money to Vanguard.

VANGUARD VARIABLE INSURANCE FUND--BALANCED PORTFOLIO
REPORT FROM THE ADVISER BALANCED PORTFOLIO
During 2002, the Balanced Portfolio declined -6.7%. The equity portion of the fund, which made up 66% of assets at the end of December, declined -16.0%. The fixed income portion, which made up the rest, rose 11.7%.

THE INVESTMENT ENVIRONMENT
The U.S. economy grew at a slower rate in the second half of 2002 than in the first. The consumer, though still responsive to low interest rates, spent less. Housing prices remained strong nationally, but some regions softened. The continuing bear market weakened the resolve of many investors, who took money out of the stock market and fled to bonds. We are cautiously optimistic that in 2003 the economic recovery will accelerate and push equity prices higher.

     The most significant change in the bond market during the second half of 2002 was a dramatic decline in the level of interest rates. The decline was caused by a growing conviction that the economy was not expanding as strongly as had been expected and by a rising level of political uncertainty. The corporate bond market as a whole nearly kept pace with the Treasury bond market in the period.

OUR SUCCESSES
While the decline of -16.0% in the value of our equities was very disappointing, our holdings fared better than the S&P 500 Index, which fell -22.1% for the year. The value approach to investing, which emphasizes companies with inexpensive financial ratios, has fared very well the last three years. During the last six months of 2002, our performance benefited in particular from our overweight positions in electric utilities, energy firms, and transportation companies. Among individual securities, Eastman Kodak, PepsiCo, and Pharmacia did well.

OUR SHORTFALLS
We saw McDonald's decline sharply as increased competition led to earnings disappointments. Delta Air Lines continued to slide as the industry remained under pressure in the aftermath of September 11, 2001. We also were underweighted in technology. Though the sector has performed poorly the last few years, it rebounded during the second half of 2002. It was a rally in which we didn't fully participate.

THE PORTFOLIO'S POSITIONING
Our equity ratio of 66% is just above the middle of our normal range of 60% to 70%. We believe the equity market is getting more attractive as valuations come down and the economy recovers. The declining U.S. dollar has made American business more competitive, the number of corporate accounting issues is sharply down in recent weeks, and corporate downsizing in many sectors is beginning to lead to firmer equity prices. In the fixed income market, interest rates have reached levels so low that we feel they are unsustainable. At some point, the bond market will again grow fearful of more rapid economic activity, though we believe that corporate bonds are poised to perform better than Treasuries as the economy strengthens.

     This is my final report to you, as I retired as manager of the portfolio on December 31. Since taking over management of the portfolio in September 1995, I pursued a consistent approach to investing, with low turnover, in attractively priced value stocks and, to a lesser extent, in growth stocks that are out of favor. During my tenure the portfolio provided an annualized return of 9.3%, compared with 8.0% for the unmanaged composite index (which has no expenses) and 5.7% for the average balanced fund. The fund's equities gained 10.0% annually, outperforming the 7.5% annual return of the S&P 500 Index. I thank Paul Kaplan for the admirable way in which he managed the fixed income portion of the portfolio during my tenure. He continues in that role, with Edward Bousa assuming overall responsibility for the portfolio. I also thank you for your support, especially in 1998 and 1999, when our way of investing led to below-average results.

ERNST H. VON METZSCH,
SENIOR VICE PRESIDENT
AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

JANUARY 21, 2003

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
================================================================================

PORTFOLIO PROFILE                                             BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

=============================================
TOTAL PORTFOLIO CHARACTERISTICS

Yield                   2.8%
Turnover Rate            24%
Expense Ratio          0.33%
Cash Investments        3.0%
==============================================
--------------------------------------------------------------
TEN LARGEST STOCKS (% OF TOTAL EQUITIES)

Citigroup, Inc. (banking)                                 2.6%
EnCana Corp. (energy)                                     2.1
International Business Machines Corp. (computer hardware) 2.1
Union Pacific Corp. (railroad)                            2.0
Abbott Laboratories (pharmaceuticals)                     1.9
Alcoa Inc. (metals and mining)                            1.8
FPL Group, Inc. (electric utilities)                      1.8
Northrop Grumman Corp. (aerospace and defense)            1.8
Exelon Corp. (electric utilities)                         1.7
Verizon Communications (telecommunications)               1.6
--------------------------------------------------------------
Top Ten                                                  19.4%
--------------------------------------------------------------
Top Ten as % of Total Net Assets                         12.9%
--------------------------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.
--------------------------------------------------------------

========================================================
TOTAL PORTFOLIO VOLATILITY MEASURES

                       COMPARATIVE                 BROAD
            PORTFOLIO       INDEX*   PORTFOLIO   INDEX**
--------------------------------------------------------
R-Squared        0.68         1.00        0.52      1.00
Beta             0.47         1.00        0.41      1.00
========================================================

========================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                  COMPARATIVE     BROAD
                       PORTFOLIO       INDEX*   INDEX**
-------------------------------------------------------
Auto & Transportation       8.7%         2.6%      2.7%
Consumer Discretionary      9.4         13.3      14.9
Consumer Staples            5.1          8.5       7.5
Financial Services         16.8         21.8      22.4
Health Care                 9.3         14.8      14.1
Integrated Oils             6.3          4.6       3.7
Other Energy                4.7          1.5       2.2
Materials & Processing     10.2          3.3       3.8
Producer Durables           7.7          3.8       4.0
Technology                  6.9         13.6      12.8
Utilities                  12.5          7.6       7.2
Other                       2.4          4.6       4.7
=======================================================

=======================================
PORTFOLIO ASSET ALLOCATION

STOCKS - 66%
BONDS - 31%
CASH INVESTMENTS - 3%
=======================================

=======================================
EQUITY INVESTMENT FOCUS

STYLE - VALUE
MARKET CAP - LARGE
=======================================

===========================================
FIXED INCOME INVESTMENT FOCUS

AVERAGE MATURITY - MEDIUM
CREDIT QUALITY - INVESTMENT-GRADE CORPORATE
===========================================

============================================================
EQUITY CHARACTERISTICS

                                   COMPARATIVE        BROAD
                      PORTFOLIO         INDEX*      INDEX**
------------------------------------------------------------
Number of Stocks           110            500        5,668
Median Market Cap        $17.0B         $47.0B       $26.2B
Price/Earnings Ratio      20.3x           21.9x       22.5x
Price/Book Ratio           2.0x            2.7x        2.4x
Dividend Yield             2.4%            1.8%        1.7%
Return on Equity          19.6%           23.2%       21.3%
Earnings Growth Rate       4.2%            7.3%        7.5%
Foreign Holdings           8.4%            0.3%        0.3%
============================================================

===========================================
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)

Treasury/Agency+     16.2%
Aaa                   2.8
Aa                   22.0
A                    37.5
Baa                  20.4
Ba                    0.9
B                     0.0
Not Rated             0.2
----------------------------
Total               100.0%
----------------------------
+Includes government mortgage-backed bonds.
============================================

============================================
DISTRIBUTION BY ISSUER (% OF BONDS)

Asset-Backed                  1.1%
Commercial Mortgage-Backed    0.0
Finance                      26.7
Foreign                       0.0
Government Mortgage-Backed   11.4
Industrial                   39.8
Treasury/Agency               4.8
Utilities                    16.2
----------------------------------
Total                       100.0%
=============================================

===========================================================
FIXED INCOME CHARACTERISTICS

                                COMPARATIVE       BROAD
                     PORTFOLIO     INDEX+       INDEX++
-----------------------------------------------------------
Number of Bonds         103         2,309        6,918
Yield to Maturity       4.5%         4.3%         4.1%
Average Coupon          6.8%         6.4%         6.1%
Average Maturity     8.2 years    8.6 years    6.8 years
Average Quality         Aa3          Aa3          Aaa
Average Duration     5.0 years    5.3 years    3.8 years
-----------------------------------------------------------
 *S&P 500 Index.
**Wilshire 5000 Index.
 +Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.
================================================================================

PERFORMANCE SUMMARY                                           BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
================================================================================

CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

        VVIF-BALANCED  AVERAGE BALANCED  COMPOSITE STOCK/   S&P 500    Wilshire
         Portfolio           Fund          BOND INDEX*       Index    5000 Index
        -------------  ----------------  ----------------   -------   ----------
12/1992    10,000           10,000            10,000         10,000      10,000
03/1993    10,515           10,399            10,466         10,437      10,426
06/1993    10,803           10,558            10,630         10,487      10,504
09/1993    11,103           10,921            10,973         10,758      10,929
12/1993    11,318           11,072            11,111         11,008      11,128
03/1994    10,865           10,711            10,659         10,590      10,713
06/1994    11,027           10,581            10,599         10,635      10,630
09/1994    11,400           10,890            10,932         11,155      11,207
12/1994    11,249           10,793            10,983         11,153      11,121
03/1995    12,174           11,444            11,937         12,239      12,125
06/1995    13,215           12,273            13,049         13,408      13,257
09/1995    14,096           12,959            13,841         14,473      14,469
12/1995    14,898           13,512            14,686         15,344      15,175
03/1996    15,399           13,855            14,950         16,168      16,027
06/1996    15,611           14,178            15,399         16,894      16,733
09/1996    16,246           14,573            15,814         17,416      17,207
12/1996    17,316           15,371            16,901         18,867      18,394
03/1997    17,408           15,343            17,067         19,373      18,513
06/1997    19,508           16,930            19,301         22,755      21,639
09/1997    20,730           18,075            20,594         24,460      23,750
12/1997    21,320           18,291            21,341         25,162      24,149
03/1998    22,988           19,659            23,365         28,672      27,351
06/1998    23,214           19,904            24,173         29,619      27,884
09/1998    22,236           18,664            22,966         26,673      24,530
12/1998    23,888           20,757            26,175         32,353      29,807
03/1999    23,888           20,931            26,735         33,965      30,932
06/1999    25,677           21,891            27,660         36,359      33,346
09/1999    24,335           21,009            26,503         34,089      31,141
12/1999    24,921           22,561            28,953         39,161      36,830
03/2000    24,555           23,118            29,591         40,059      38,235
06/2000    24,632           22,854            29,219         38,995      36,521
09/2000    25,773           23,385            29,382         38,617      36,581
12/2000    27,502           22,899            28,267         35,596      32,802
03/2001    27,468           21,671            26,470         31,376      28,755
06/2001    28,449           22,335            27,575         33,212      30,904
09/2001    26,842           20,646            25,283         28,337      25,991
12/2001    28,720           21,894            27,105         31,365      29,206
03/2002    29,646           21,987            27,149         31,451      29,487
06/2002    28,299           20,412            25,080         27,237      25,769
09/2002    25,187           18,596            22,661         22,532      21,439
12/2002    26,788           19,330            24,168         24,433      23,115
================================================================================

                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2002
                               -------------------------------       FINAL VALUE
                                   ONE      FIVE         TEN        OF A $10,000
                                  YEAR     YEARS        YEARS         INVESTMENT
--------------------------------------------------------------------------------
Balanced Portfolio              -6.72%     4.67%       10.36%            $26,788
Average Balanced Fund*         -11.71      1.11         6.81              19,330
Composite Stock/Bond Index**   -10.98      2.52         9.23              24,168
S&P 500 Index                  -22.10     -0.59         9.34              24,433
Wilshire 5000 Index            -20.86     -0.87         8.74              23,115
================================================================================

FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002

      BALANCED PORTFOLIO  COMPOSITE STOCK/BOND INDEX**
      ------------------  ----------------------------
1993        13.2                    11.1
1994        -0.6                    -1.2
1995        32.4                    33.7
1996        16.2                    15.1
1997        23.1                    26.3
1998        12.0                    22.7
1999         4.3                    10.6
2000        10.4                    -2.2
2001         4.4                    -4.1
2002        -6.7                   -11.0
================================================================================
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
Note: See Financial Highlights table on page 11 for dividend and capital gains information.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                           FOR             WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan         7,963,781,245          256,332,887                 96.9%
Charles D. Ellis        7,946,489,124          273,625,008                 96.7
Rajiv L. Gupta          7,946,786,965          273,327,166                 96.7
JoAnn Heffernan Heisen  7,949,272,990          270,841,142                 96.7
Burton G. Malkiel       7,936,550,788          283,563,344                 96.6
Alfred M. Rankin, Jr.   7,957,514,304          262,599,827                 96.8
J. Lawrence Wilson      7,943,399,420          276,714,712                 96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

- Change the portfolio's policy on investing in other mutual funds. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

---------------------------------------------------------
     FOR           AGAINST       ABSTAIN     APPROVED BY
---------------------------------------------------------
716,009,019     43,391,081     48,444,445       88.6%
---------------------------------------------------------

- Change the portfolio's policy on borrowing money. This change enables the portfolio to take advantage of certain investment opportunities that do not involve leverage or a change to the portfolio's objective or risk profile.

---------------------------------------------------------
    FOR          AGAINST        ABSTAIN      APPROVED BY
---------------------------------------------------------
708,428,087   49,331,835     50,084,623         87.7%
---------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================

FINANCIAL STATEMENTS                                          BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
STATEMENT OF NET ASSETS

================================================================================
                                                                          MARKET
                                                                          VALUE*
BALANCED PORTFOLIO                                  SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (66.4%)
--------------------------------------------------------------------------------
AUTO & Transportation (5.8%)
  Union Pacific Corp.                              154,900               $ 9,274
  CSX Corp.                                        185,900                 5,263
  Canadian National Railway Co.                    123,900                 5,149
  FedEx Corp.                                       92,900                 5,037
  Norfolk Southern Corp.                           154,900                 3,096
  Ford Motor Co.                                   295,124                 2,745
  General Motors Corp.                              68,577                 2,528
  Delphi Corp.                                     267,901                 2,157
* British Airways PLC ADR                           92,900                 2,077
  Canadian Pacific Railway Ltd.                     85,350                 1,681
  Delta Air Lines, Inc.                             77,400                   937
                                                                     -----------
                                                                          39,944
                                                                     -----------
CONSUMER DISCRETIONARY (6.2%)
  Kimberly-Clark Corp.                              99,100                 4,704
  Eastman Kodak Co.                                123,900                 4,341
  Waste Management, Inc.                           185,900                 4,261
  Omnicom Group Inc.                                62,000                 4,005
* Accenture Ltd.                                   216,800                 3,900
  Gillette Co.                                     123,900                 3,762
  AOL Time Warner Inc.                             247,800                 3,246
  Target Corp.                                      92,900                 2,787
* Staples, Inc.                                    148,900                 2,725
  Dollar General Corp.                             210,800                 2,519
  McDonald's Corp.                                 154,900                 2,491
  Gannett Co., Inc.                                 31,000                 2,226
  Sears, Roebuck & Co.                              92,900                 2,225
                                                                     -----------
                                                                          43,192
                                                                     -----------
CONSUMER STAPLES (3.4%)
  Kellogg Co.                                      123,900                 4,246
  CVS Corp.                                        151,900                 3,793
  Philip Morris Cos., Inc.                          92,900                 3,765
  PepsiCo, Inc.                                     87,100                 3,677
  General Mills, Inc.                               62,000                 2,911
* Safeway, Inc.                                    123,900                 2,894
  Sara Lee Corp.                                    99,500                 2,240
                                                                     -----------
                                                                          23,526
                                                                     -----------
FINANCIAL SERVICES (11.2%)
  Citigroup, Inc.                                  340,733                11,990
  Wachovia Corp.                                   185,900                 6,774
  Ace, Ltd.                                        216,800                 6,361
  KeyCorp                                          247,800                 6,230
  U.S. Bancorp                                     279,659                 5,934
  PNC Financial Services Group                     139,400                 5,841
  Marsh & McLennan Cos., Inc.                      123,900                 5,725
  MBIA, Inc.                                       124,450                 5,458
  Ambac Financial Group, Inc.                       92,900                 5,225
  Merrill Lynch & Co., Inc.                        123,900                 4,702
  American International Group, Inc.                77,400                 4,478
  CIGNA Corp.                                       83,600                 3,438
  The Hartford Financial Services Group Inc.        62,000                 2,817
  Archstone-Smith Trust REIT                        97,900                 2,305
                                                                     -----------
                                                                          77,278
                                                                     -----------
HEALTH CARE (6.1%)
  Abbott Laboratories                              216,800                 8,672
  Schering-Plough Corp.                            309,800                 6,878
  Pharmacia Corp.                                  154,895                 6,475
  AstraZeneca Group PLC ADR                        123,900                 4,348
  Baxter International, Inc.                       154,900                 4,337
  Wyeth                                             96,000                 3,590
  Becton, Dickinson & Co.                          110,000               $ 3,376
  Eli Lilly & Co.                                   45,000                 2,858
* Tenet Healthcare Corp.                           123,900                 2,032
                                                                     -----------
                                                                          42,566
                                                                     -----------
INTEGRATED OILS (4.2%)
  Royal Dutch Petroleum Co. ADR                    148,700                 6,546
  TotalFinaElf SA ADR                               77,456                 5,538
  ConocoPhillips                                    92,900                 4,495
  ExxonMobil Corp.                                 123,900                 4,329
  ChevronTexaco Corp.                               55,800                 3,710
  Repsol YPF, SA ADR                               234,400                 3,066
  Petrol Brasil SA ADR                              92,900                 1,388
                                                                     -----------
                                                                          29,072
                                                                     -----------
OTHER ENERGY (3.1%)
  EnCana Corp.                                     309,215                 9,617
  Schlumberger Ltd.                                108,400                 4,563
  Burlington Resources, Inc.                        93,300                 3,979
  Halliburton Co.                                  185,900                 3,478
                                                                     -----------
                                                                          21,637
                                                                     -----------
MATERIALS & Processing (6.8%)
  Alcoa Inc.                                       371,700                 8,467
  Dow Chemical Co.                                 244,100                 7,250
  Alcan Inc.                                       216,800                 6,400
  E.I. du Pont de Nemours & Co.                    139,386                 5,910
  Weyerhaeuser Co.                                  92,900                 4,572
  PPG Industries, Inc.                              68,100                 3,415
  International Paper Co.                           77,400                 2,707
  Akzo Nobel NV ADR                                 77,400                 2,468
  Temple-Inland Inc.                                43,900                 1,967
  Monsanto Co.                                      87,858                 1,691
  Imperial Chemical Industries PLC ADR             101,381                 1,459
* Corus Group PLC ADR                              185,900                   775
                                                                     -----------
                                                                          47,081
                                                                     -----------
PRODUCER DURABLES (5.1%)
  Northrop Grumman Corp.                            85,600                 8,303
  Caterpillar, Inc.                                154,900                 7,082
  Parker Hannifin Corp.                            108,400                 5,000
  The Boeing Co.                                   139,400                 4,599
  Pitney Bowes, Inc.                               123,900                 4,047
  Emerson Electric Co.                              61,500                 3,127
  Pall Corp.                                       123,900                 2,067
  Alcatel SA ADR                                   244,700                 1,087
                                                                     -----------
                                                                          35,312
                                                                     -----------
TECHNOLOGY (4.6%)
  International Business Machines Corp.            123,900                 9,602
  Hewlett-Packard Co.                              334,300                 5,803
  General Dynamics Corp.                            37,200                 2,953
  Intel Corp.                                      185,900                 2,894
* EMC Corp.                                        444,800                 2,731
  Motorola, Inc.                                   309,800                 2,680
* Dell Computer Corp.                               92,900                 2,484
* Apple Computer, Inc.                             172,400                 2,470
                                                                     -----------
                                                                          31,617
                                                                     -----------
UTILITIES (8.3%)
  FPL Group, Inc.                                  139,400                 8,382
  Exelon Corp.                                     150,600                 7,947
  Verizon Communications                           190,112                 7,367
  Cinergy Corp.                                    139,700                 4,711
  Pinnacle West Capital Corp.                      125,400                 4,275
  SBC Communications Inc.                          154,000                 4,175
  Progress Energy, Inc.                             92,900                 4,027
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  ALLTEL Corp.                                      78,200               $ 3,988
  Constellation Energy Group, Inc.                 123,900                 3,447
* AT&T Wireless Services Inc.                      464,600                 2,625
* Comcast Corp. Class A                            100,250                 2,363
  TXU Corp.                                         92,900                 1,735
  AT&T Corp.                                        62,000                 1,619
  Duke Energy Corp.                                 53,100                 1,038
                                                                     -----------
                                                                          57,699
                                                                     -----------
OTHER (1.6%)
  Honeywell International Inc.                     185,900                 4,462
  Norsk Hydro AS ADR                                97,000                 4,308
  Tyco International Ltd.                          141,200                 2,412
                                                                     -----------
                                                                          11,182
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $455,078)                                                        460,106
--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.0%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.5%)
U.S. Treasury Bond
    6.25%, 8/15/2023                                $5,000                 5,879
U.S. Treasury Note
    4.625%, 5/15/2006                                4,000                 4,315
MORTGAGE-BACKED SECURITIES (3.5%)
Federal National Mortgage Assn.
(3) 6.03%, 5/1/2011                                  1,969                 2,181
Government National Mortgage Assn.
(3) 6.00%, 1/1/2032                                 10,000                10,419
(3) 6.50%, 5/15/2028-7/15/2031                       4,084                 4,294
(3) 7.00%, 2/15/2028-10/15/2029                      5,556                 5,902
(3) 8.00%, 9/15/2030                                 1,286                 1,387
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $32,566)                                                          34,377
--------------------------------------------------------------------------------
CORPORATE BONDS (25.6%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2043                                 2,000                 2,254

FINANCE (8.2%)
  BANKING (3.9%)
  BB&T Corp.
    7.25%, 6/15/2007                                 2,000                 2,319
  Bank of America Corp.
    7.125%, 9/15/2006                                2,000                 2,271
  Banc One Corp.
    6.875%, 8/1/2006                                 2,000                 2,255
  Banque Paribas NY
    6.95%, 7/22/2013                                 2,000                 2,314
  Citicorp
    7.625%, 5/1/2005                                 1,000                 1,118
  First Union Corp.
    7.50%, 4/15/2035                                 1,000                 1,204
  Mellon Funding Corp.
    4.875%, 6/15/2007                                1,500                 1,581
  NBD Bancorp, Inc.
    7.125%, 5/15/2007                                1,500                 1,720
  Northern Trust Corp.
    6.65%, 11/9/2004                                 1,000                 1,080
  SunTrust Bank
    7.25%, 9/15/2006                                 2,000                 2,284
  US Bank NA Minnesota
    5.625%, 11/30/2005                               2,000                 2,168
  Wachovia Corp.
    5.625%, 12/15/2008                              $2,000               $ 2,217
  Washington Mutual, Inc.
    7.50%, 8/15/2006                                 2,000                 2,251
  Wells Fargo Bank NA
    6.45%, 2/1/2011                                  2,000                 2,252

  BROKERAGE (0.5%)
  Dean Witter, Discover & Co.
    6.75%, 10/15/2013                                1,000                 1,116
  Frank Russell Co.
(1) 5.625%, 1/15/2009                                2,000                 2,179

  FINANCE COMPANIES (1.2%)
  American General Financial
    7.45%, 1/15/2005                                 2,000                 2,190
  Credit Suisse First Boston USA, Inc.
    6.50%, 1/15/2012                                 2,000                 2,133
  General Electric Capital Corp.
    5.875%, 2/15/2012                                2,000                 2,136
  Toyota Motor Credit Corp.
    5.50%, 12/15/2008                                2,000                 2,169

  INSURANCE (2.6%)
  ACE INA Holdings Inc.
    8.20%, 8/15/2004                                 1,000                 1,073
  Allstate Corp.
    6.75%, 5/15/2018                                 1,000                 1,079
  American Re Corp.
    7.45%, 12/15/2026                                2,000                 2,189
  Aon Corp.
    6.90%, 7/1/2004                                  2,000                 2,044
  Hartford Financial Services Group Inc.
    7.90%, 6/15/2010                                 2,000                 2,251
  Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                                  1,000                   350
  Marsh & McLennan Co. Inc.
    6.25%, 3/15/2012                                 2,000                 2,213
  Massachusetts Mutual Life
(1) 7.625%, 11/15/2023                               2,000                 2,234
  Ohio National Life Insurance
(1) 8.50%, 5/15/2026                                 2,000                 2,199
  XL Capital Ltd.
    6.50%, 1/15/2012                                 2,000                 2,139
                                                                     -----------
                                                                          56,728
                                                                     -----------
INDUSTRIAL (12.2%)
  BASIC INDUSTRY (1.4%)
  Alcan Inc.
    7.25%, 3/15/2031                                 2,215                 2,663
  Alcoa Inc.
    6.00%, 1/15/2012                                 2,000                 2,204
  E.I. duPont de Nemours & Co.
    6.75%, 10/15/2004                                2,000                 2,171
  Rohm & Haas Co.
    7.40%, 7/15/2009                                 2,000                 2,307

  Capital Goods (1.8%)
  Caterpillar Financial Services Corp.
    7.59%, 12/10/2003                                2,000                 2,099
  Honeywell International Inc.
    7.50%, 3/1/2010                                  1,000                 1,162
  Masco Corp.
    6.75%, 3/15/2006                                 2,000                 2,181
  MeadWestvaco Corp.
    6.85%, 4/1/2012                                  2,000                 2,222
================================================================================

================================================================================
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
  Raytheon Co.
    8.20%, 3/1/2006                                $ 1,378               $ 1,549
  Snap-On Inc.
    6.25%, 8/15/2011                                 1,400                 1,566
  USA Waste Services Inc.
    7.00%, 7/15/2028                                 2,000                 1,975

COMMUNICATION (1.9%)
  AT&T
    6.50%, 11/15/2006                                1,000                 1,060
  BellSouth Corp.
    6.00%, 10/15/2011                                2,000                 2,186
  Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                                2,000                 2,123
  Cox Communications, Inc.
    7.75%, 8/15/2006                                 2,000                 2,237
  GTE Southwest, Inc.
    6.00%, 1/15/2006                                 1,000                 1,054
  Illinois Bell Telephone Co.
    6.625%, 2/1/2025                                 1,000                 1,006
  New York Telephone Co.
    7.25%, 2/15/2024                                 1,000                 1,040
  Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                                 2,000                 2,134

  CONSUMER CYCLICAL (1.7%)
  DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                 2,000                 2,173
  Walt Disney Co.
    7.30%, 2/8/2005                                  2,000                 2,171
  McDonald's Corp.
    7.375%, 7/15/2033                                1,000                 1,076
  Target Corp.
    7.50%, 2/15/2005                                 2,000                 2,217
  USA Networks Inc.
    6.75%, 11/15/2005                                4,000                 4,217

  CONSUMER NONCYCLICAL (2.5%)
  Abbott Laboratories
    6.80%, 5/15/2005                                 1,000                 1,108
  Anheuser-Busch Cos., Inc.
    7.50%, 3/15/2012                                 1,500                 1,831
  Avon Products, Inc.
    7.15%, 11/15/2009                                1,500                 1,722
  CPC International, Inc.
    6.15%, 1/15/2006                                   125                   136
  Coca-Cola Enterprises, Inc.
    6.125%, 8/15/2011                                2,000                 2,223
  Conagra Foods, Inc.
    6.70%, 8/1/2027                                  2,000                 2,210
  General Mills, Inc.
    6.00%, 2/15/2012                                 2,000                 2,178
  Kraft Foods Inc.
    5.25%, 6/1/2007                                  1,500                 1,619
  Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009                                1,500                 1,645
  Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                  2,000                 2,764

  ENERGY (0.9%)
  Amerada Hess Corp.
    7.30%, 8/15/2031                                 2,000                 2,169
  Amoco Corp.
    6.50%, 8/1/2007                                  1,500                 1,717
  Phillips Petroleum Co.
    8.50%, 5/25/2005                               $ 2,000               $ 2,280

  TECHNOLOGY (0.3%)
  Hewlett-Packard Co.
    7.15%, 6/15/2005                                 2,000                 2,211

  TELECOMMUNICATION (0.7%)
  AirTouch Communications Inc.
    6.65%, 5/1/2008                                  2,000                 2,262
  SBC Communications
    5.875%, 2/1/2012                                 1,000                 1,077
  Sprint Capital Corp.
    6.125%, 11/15/2008                               2,000                 1,840

  TRANSPORTATION (1.0%)
  Continental Airlines, Inc.
    6.90%, 1/2/2018                                  1,742                 1,528
  ERAC USA Finance Co.
(1) 7.35%, 6/15/2008                                 1,090                 1,211
  Federal Express Corp.
    6.72%, 1/15/2022                                 1,841                 2,050
  Norfolk Southern Corp.
    7.70%, 5/15/2017                                 1,500                 1,873
                                                                     -----------
                                                                          84,447
                                                                     -----------
UTILITIES (4.9%)
  ELECTRIC (3.9%)
  Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                                  1,000                 1,043
  Baltimore Gas & Electric Co.
    5.50%, 4/15/2004                                 1,000                 1,024
  Carolina Power & Light Co.
    5.95%, 3/1/2009                                  2,000                 2,178
  Central Illinois Public Service
    6.125%, 12/15/2028                               1,000                   951
  Duke Energy Corp.
    7.00%, 7/1/2033                                  1,000                 1,028
  Exelon Corp.
    6.95%, 6/15/2011                                 2,000                 2,170
  Florida Power & Light Co.
    7.00%, 9/1/2025                                  2,000                 2,114
  Florida Power Corp.
    6.875%, 2/1/2008                                 1,850                 2,053
  Indiana Michigan Power Co.
    6.875%, 7/1/2004                                 2,000                 2,075
  Kansas City Power & Light
    7.125%, 12/15/2005                               2,000                 2,202
  National Rural Utilities
    5.75%, 12/1/2008                                 2,000                 2,143
  PacifiCorp
    6.625%, 6/1/2007                                 1,000                 1,107
  SCANA Corp.
    6.875%, 5/15/2011                                2,000                 2,244
  Southern Investments UK PLC
    6.80%, 12/1/2006                                 1,500                 1,626
  Union Electric Co.
    7.375%, 12/15/2004                               1,000                 1,091
  Virginia Electric & Power Co.
    5.375%, 2/1/2007                                 2,000                 2,115

  NATURAL GAS (1.0%)
  Duke Energy Field Services
    7.875%, 8/16/2010                                2,000                 2,100
  KeySpan Gas East Corp.
    7.875%, 2/1/2010                                 1,500                 1,782
================================================================================

================================================================================
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
  Public Service of North Carolina, Inc.
    6.625%, 2/15/2011                              $ 1,500               $ 1,654
  Washington Gas Light Co.
    6.15%, 1/26/2026                                 1,500                 1,596
                                                                     -----------
                                                                          34,296
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $163,358)                                                        177,725
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.0%)
--------------------------------------------------------------------------------
Repurchase Agreement
  Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account, 1.22%, 1/2/2003
    (Cost $27,878)                                  27,878                27,878
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (Cost $678,880)                                                        700,086
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,740
Liabilities                                                             (11,899)
                                                                     -----------
                                                                         (7,159)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 47,060,357 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $692,927
================================================================================
NET ASSET VALUE PER SHARE                                                 $14.72
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the aggregate value of these securities was $9,818,000, representing 1.4% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

================================================================================
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $660,305                $14.03
Undistributed Net Investment Income                21,391                   .45
Accumulated Net Realized Losses                    (9,975)                 (.21)
Unrealized Appreciation                            21,206                   .45
--------------------------------------------------------------------------------
NET ASSETS                                       $692,927                $14.72
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                                              BALANCED PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 9,956
  Interest                                                                14,483
  Security Lending                                                            56
--------------------------------------------------------------------------------
  Total Income                                                            24,495
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                607
    Performance Adjustment                                                   112
  The Vanguard Group--Note C
    Management and Administrative                                          1,466
    Marketing and Distribution                                                96
  Custodian Fees                                                              17
  Auditing Fees                                                               12
  Shareholders' Reports and Proxies                                           46
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                         2,357
    Expenses Paid Indirectly--Note D                                        (36)
--------------------------------------------------------------------------------
 Net Expenses                                                              2,321
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     22,174
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (7,104)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (67,938)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $(52,868)
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                                                BALANCED PORTFOLIO
                                 -----------------------------------------------
                                     YEAR ENDED        OCT. 1 TO      YEAR ENDED
                                  DEC. 31, 2002   DEC. 31, 2001*  SEPT. 30, 2001
                                          (000)            (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income               $ 22,174          $ 5,312        $ 21,343
  Realized Net Gain (Loss)              (7,104)          (2,770)         26,378
  Change in Unrealized Appreciation
    (Depreciation)                     (67,938)          42,203         (32,360)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations (52,868)          44,745          15,361
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                (26,953)              --         (21,690)
  Realized Capital Gain**              (26,311)              --         (28,920)
--------------------------------------------------------------------------------
    Total Distributions                (53,264)              --         (50,610)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                               131,861           33,818         183,550
  Issued in Lieu of Cash Distributions  53,264               --          50,610
  Redeemed                             (83,062)         (17,218)        (75,020)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions       102,063           16,600         159,140
--------------------------------------------------------------------------------
    Total Increase (Decrease)           (4,069)          61,345         123,891
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                  696,996          635,651         511,760
--------------------------------------------------------------------------------
  End of Period                       $692,927         $696,996        $635,651
--------------------------------------------------------------------------------

1Shares Issued (Redeemed)
  Issued                                 8,279            2,037          11,062
  Issued in Lieu of Cash Distributions   3,250               --           3,345
  Redeemed                              (5,509)          (1,042)         (4,583)
  ------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                   6,020              995           9,824
================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes short-term gain distributions of $2,353,000, $0, and $1,506,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Balanced Portfolio

==================================================================================================================
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                       YEAR ENDED      OCT. 1 TO  --------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      DEC. 31, 2002 DEC. 31, 2001*   2001     2000     1999     1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $16.98         $15.87  16.93   $17.41   $17.73   $17.97
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .445            .12    .54      .71      .63      .63
  Net Realized and Unrealized Gain (Loss) on Investments  (1.460)           .99    .08      .26      .95      .56
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (1.015)          1.11    .62      .97     1.58     1.19
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.630)            --   (.72)    (.64)    (.62)    (.60)
  Distributions from Realized Capital Gains                (.615)            --   (.96)    (.81)   (1.28)    (.83)
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (1.245)            --  (1.68)   (1.45)   (1.90)   (1.43)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $14.72         $16.98 $15.87   $16.93   $17.41   $17.73
------------------------------------------------------------------------------------------------------------------

Total Return                                               -6.72%          6.99%  4.15%    5.91%    9.44%    7.26%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                      $693           $697   $636     $512     $599     $553
  Ratio of Total Expenses to Average Net Assets             0.33%        0.30%**  0.29%    0.25%    0.29%    0.31%
  Ratio of Net Investment Income to Average Net Assets      3.13%        3.15%**  3.53%    3.98%    3.58%    3.72%
  Portfolio Turnover Rate                                     24%             4%    27%      28%      24%      31%
------------------------------------------------------------------------------------------------------------------

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended December 31, 2002, the advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before an increase of $112,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.13% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended December 31, 2002, these arrangements reduced the portfolio's expenses by $36,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $22,051,000 of ordinary income available for distribution. The portfolio had available realized losses of $9,873,000 to offset future net capital gains of $2,577,000 through December 31, 2009, and $7,296,000 through December 31, 2010.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $21,206,000, consisting of unrealized gains of $76,006,000 on securities that had risen in value since their purchase and $54,800,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2002, the portfolio purchased $208,302,000 of investment securities and sold $135,630,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $31,637,000 and $28,761,000, respectively.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

VANGUARD VARIABLE INSURANCE FUND--EQUITY INCOME PORTFOLIO
EQUITY INCOME PORTFOLIO CHAIRMAN'S LETTER

================================================================================
VANGUARD(R) EQUITY INCOME PORTFOLIO

Shares in the Equity Income Portfolio declined -13.8% during 2002--a disappointing absolute result, but a modest success relative to the performances of the average equity income fund and the Russell 1000 Value Index. The portfolio's emphasis on reasonably valued dividend-paying stocks provided some shelter as the broad stock market (represented by the Wilshire 5000 Total Market Index) lost -20.9% of its value. As of December 31, 2002, the Equity Income Portfolio offered a dividend yield of 2.8%, more than a full percentage point higher than that of the broad stock market.

================================================================================
TOTAL RETURNS                                              JUNE 7, 1993* THROUGH
                                                               DECEMBER 31, 2002
                                                   -----------------------------
                                                    AVERAGE          FINAL VALUE
                                  YEAR ENDED         ANNUAL         OF A $10,000
                           DECEMBER 31, 2002         RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Equity Income Portfolio               -13.8%           9.8%              $24,461
Average Equity Income Fund**          -16.3            7.5                20,036
Russell 1000 Value Index              -15.5           10.0                24,942
Wilshire 5000 Index                   -20.9            8.7                22,256
--------------------------------------------------------------------------------
 *Portfolio inception.
**Derived from data provided by Lipper Inc.
================================================================================

     The results for your portfolio and its comparative standards over the past year and since the portfolio's June 1993 inception appear in the table above. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

THOUGH BATTERED, PORTFOLIO HELD UP WELL
In 2002, the broad stock market turned in its worst performance since 1974. There was nowhere to hide. The best-performing sectors distinguished themselves not by generating strong returns but by losing less than market averages.

     In this challenging environment, your portfolio's disappointing -13.8% return could be termed a relative success. The portfolio's consumer staples and financial services holdings provided some shelter from the market's storm, limiting the damage from sharp declines in the portfolio's health care and utilities holdings. The portfolio also benefited from its investments in the materials & processing sector, which held up better than the market as a whole as dormant manufacturing industries ground into gear.

RECORD IS MUCH STRONGER OVER THE LONG TERM
In contrast with the past year, the Equity Income Portfolio has succeeded both in relative and absolute terms over a longer period. Since its 1993 inception, the portfolio has returned an average 9.8% per year--2.3 percentage points better than the average return of peer funds. That result is a shade less than that of the Russell 1000 Value Index, a statistical abstraction that incurs no operating or transaction costs, but it's 1.1 percentage points more than the return of the broad stock market over the same period.

     The portfolio's margin of superiority over its average peer has translated into a significant difference in capital accumulation. A hypothetical initial investment of $10,000 in the average peer fund would have grown to $20,036. The same investment in the Equity Income Portfolio would be worth $24,461, an additional $4,425. The Equity Income Portfolio's superior wealth creation was a function of both excellent investment management by Newell Associates, the portfolio's adviser, and low operating expenses. During 2002, the portfolio had annual operating expenses equal to 0.37% of assets; the average peer charged 1.43%. (Both figures exclude insurance charges.)

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
The Equity Income Portfolio's strong long-term results, as well as its relatively defensive short-term performance, have made it a good vehicle for investors seeking growth of capital along with current dividend income. But as we constantly remind investors, a single equity or bond fund--even an outstanding performer--is but one component of a sensibly diversified portfolio. Holding a mix of stock, bond, and money market portfolios in proportions suited to your goals and unique financial circumstances is the most productive approach to long-term investing. It can enhance your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual--and inevitable--recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER                                  EQUITY INCOME PORTFOLIO

In an extremely difficult stock market, the Equity Income Portfolio declined by -13.8% during 2002. That result was superior to the -16.3% loss of the average equity income fund and the -15.5% decline of the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT
Ironically, much of the past year's bad news--the recession, the war on terrorism and the prospect of war with Iraq, the corporate accounting scandals, and the continuing collapse of technology and telecommunications stocks--has had an unintended benefit for our investment approach. It has helped to produce a new awareness of investment risk and a new focus on the virtues of the payment of dividends.

     The regular payment of dividends helps companies to avoid spending on ill-conceived projects, mergers, or new products. Corporations that pay dividends have less cash at their disposal and are likely to seek out those reinvestment projects that will produce the greatest payoffs. Such companies also may need to go to the capital markets to raise money, which means they will have to persuade investors that the money will be put to profitable use. Paying dividends therefore encourages companies to make disciplined financial decisions.

     The payment of dividends over time is simply the best way to judge the quality and sustainability of a company's profitability. While a company can manage reported earnings and even cash flow to make them seem higher than they really are, a company that makes sustained dividend payments must actually have earned the money. Recent studies show that the real total return on stocks over the last century has averaged 6.7% per year. Of that average annual return, the largest portion by far--4.1%--was contributed by dividends. Expansion in price/earnings ratios contributed 2.0% to the annualized return, and earnings the balance of 0.6%. For investors to at least match the historical return in the future, investing in stocks that pay substantial dividends will be crucial.

     The White House recently announced a proposal to eliminate the double taxation of corporate earnings regardless of whether they are paid out to shareholders in the form of dividends. If the proposal is ultimately enacted into law, it would go a long way toward improving corporate accounting transparency, promoting corporate discipline with regard to financing decisions, and improving the likelihood that stockholders will actually realize the financial results that corporations claim they have produced.

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
================================================================================

THE PORTFOLIO'S SUCCESSES
Food, telecommunications, and bank stocks were the primary contributors to performance relative to the Russell 1000 Value Index. Food stocks, in which the portfolio is overweighted compared with the index, were down only slightly for the year as investors turned to defensive sectors, knowing that even during a recession people will continue buying food. The bank group was helped by the Federal Reserve Board's 50-basis-point interest rate cut in the fourth quarter as well as by investors' hopes that the worst of the loan-default worries were over. Although telecommunications stocks were weak during the year, the portfolio benefited--at least compared with the index--from its overweightings in the former Baby Bells. In terms of comparative performance, the portfolio's lack of technology stocks also helped.

THE PORTFOLIO'S SHORTFALLS
The health care, petroleum, and electric utility groups were among those that hurt our results during the year. Health care companies suffered from product-pipeline problems, patent expirations, and competition. Concern about rising oil prices and uncertainty about war with Iraq caused petroleum stocks to languish. Electric utilities were weak because of liquidity concerns and the collapse of their merchant trading operations. In addition, the continuing weakness in the telecom group hurt the portfolio's absolute returns.

THE PORTFOLIO'S POSITIONING
The Equity Income Portfolio invests in the stocks of well-established, dividend-paying companies that are the long-standing success stories in the U.S. economy. The portfolio provides broad diversification across major industry sectors, and it produces a substantial dividend yield that provides downside market protection. (As of December 31, the portfolio's dividend yield was 2.8%, 1.1 percentage points higher than that of the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index.) The portfolio is constructed to deliver competitive returns with less risk than the market.


ROGER D. NEWELL, CHAIRMAN
NEWELL ASSOCIATES                                               JANUARY 21, 2003

================================================================================

PORTFOLIO PROFILE                                        EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                        COMPARATIVE         BROAD
                     PORTFOLIO               INDEX*       INDEX**
------------------------------------------------------------------
Number of Stocks          100                  750         5,668
Median Market Cap       $48.0B               $21.4B        $26.2B
Price/Earnings Ratio     19.0x                19.3x         22.5x
Price/Book Ratio          2.6x                 1.9x          2.4x
Yield                     2.8%                 2.6%          1.7%
Return on Equity         24.3%                19.3%         21.3%
Earnings Growth Rate      1.9%                 1.5%          7.5%
Foreign Holdings          7.7%                 0.0%          0.3%
Turnover Rate               5%                  --            --
Expense Ratio            0.37%                  --            --
Cash Investments          2.4%                  --            --
------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp. (oil)                       4.7%
Verizon Communications (telecommunications)  4.1
Bank of America Corp. (banking)              3.6
BP PLC ADR (oil)                             3.4
Merck & Co., Inc. (pharmaceuticals)          3.1
ChevronTexaco Corp. (oil)                    3.0
SBC Communications Inc. (telecommunications) 2.5
Philip Morris Cos., Inc. (tobacco)           2.4
Wachovia Corp. (banking)                     2.3
Procter & Gamble Co. (consumer products)     2.1
-------------------------------------------------------
Top Ten                                     31.2%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------

----------------------------------------------------
VOLATILITY MEASURES

                    COMPARATIVE                BROAD
          PORTFOLIO      INDEX*  PORTFOLIO   INDEX**
-----------------------------------------------------
R-Squared      0.89        1.00       0.33      1.00
Beta           0.85        1.00       0.47      1.00
-----------------------------------------------------

----------------------------------
INVESTMENT FOCUS
STYLE - VALUE
MARKET CAP - LARGE
----------------------------------

-----------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                 COMPARATIVE    BROAD
                       PORTFOLIO      INDEX*  INDEX**
-----------------------------------------------------
Auto & Transportation       2.7%        3.2%     2.7%
Consumer Discretionary      6.6        10.2     14.9
Consumer Staples           14.1         5.5      7.5
Financial Services         21.9        33.8     22.4
Health Care                14.9         3.7     14.1
Integrated Oils            13.8         9.0      3.7
Other Energy                1.0         1.7      2.2
Materials & Processing      5.0         6.1      3.8
Producer Durables           2.9         4.5      4.0
Technology                  0.0         5.7     12.8
Utilities                  12.4        15.1      7.2
Other                       4.7         1.5      4.7
======================================================
 *Russell 1000 Value Index.
**Wilshire 5000 Index.

PERFORMANCE SUMMARY                                      EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

================================================================================
CUMULATIVE PERFORMANCE JUNE 7, 1993-DECEMBER 31, 2002

            VVIF-EQUITY   AVERAGE EQUITY    RUSSELL 1000    WILSHIRE 5000
              INCOME       INCOME FUND       VALUE INDEX        INDEX
           ------------   --------------    ------------    -------------
6/7/1993      10,000          10,000           10,000          10,000
06/1993       10,090          10,090           10,090          10,114
09/1993       10,681          10,522           10,588          10,523
12/1993       10,521          10,697           10,559          10,715
03/1994        9,862          10,298           10,190          10,315
06/1994       10,046          10,394           10,254          10,235
09/1994       10,506          10,788           10,516          10,791
12/1994       10,390          10,521           10,349          10,708
03/1995       11,432          11,331           11,333          11,675
06/1995       12,118          12,124           12,348          12,765
09/1995       13,205          12,969           13,427          13,932
12/1995       14,432          13,741           14,318          14,611
03/1996       14,827          14,335           15,129          15,432
06/1996       15,476          14,798           15,389          16,112
09/1996       15,722          15,191           15,837          16,568
12/1996       17,129          16,344           17,417          17,710
03/1997       17,763          16,573           17,863          17,825
06/1997       20,109          18,718           20,496          20,836
09/1997       21,705          20,294           22,537          22,868
12/1997       23,019          20,765           23,544          23,252
03/1998       25,410          22,853           26,289          26,336
06/1998       25,066          22,613           26,406          26,849
09/1998       24,135          20,345           23,347          23,619
12/1998       27,076          23,003           27,224          28,700
03/1999       26,748          22,841           27,614          29,783
06/1999       29,133          24,992           30,728          32,108
09/1999       26,634          22,845           27,717          29,984
12/1999       26,396          23,771           29,224          35,462
03/2000       25,667          23,536           29,364          36,815
06/2000       25,641          23,317           27,988          35,165
09/2000       27,450          24,711           30,188          35,223
12/2000       29,398          25,381           31,274          31,584
03/2001       27,993          23,851           29,443          27,687
06/2001       28,853          24,975           30,880          29,756
09/2001       27,663          22,426           27,498          25,025
12/2001       28,366          23,947           29,525          28,121
03/2002       29,412          24,624           30,734          28,392
06/2002       27,181          22,395           28,116          24,812
09/2002       22,599          18,604           22,837          20,643
12/2002       24,461          20,036           24,942          22,256

================================================================================

                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2002
                                   -------------------------------   FINAL VALUE
                                     ONE       FIVE      SINCE      OF A $10,000
                                    YEAR      YEARS  INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
Equity Income Portfolio          -13.76%      1.22%      9.80%           $24,461
Average Equity Income Fund**     -16.33      -0.71       7.53             20,036
Russell 1000 Value Index         -15.52       1.16      10.02             24,942
Wilshire 5000 Index              -20.86      -0.87       8.72             22,256
--------------------------------------------------------------------------------
 *June 7, 1993.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) JUNE 7, 1993-DECEMBER 31, 2002

             EQUITY INCOME    RUSSELL 1000
             PORTFOLIO        VALUE INDEX
             -------------    ------------
1993              5.2             5.6
1994             -1.2            -2.0
1995             38.9            38.3
1996             18.7            21.6
1997             34.4            35.2
1998             17.6            15.6
1999             -2.5             7.3
2000             11.4             7.0
2001             -3.5            -5.6
2002            -13.8           -15.5
================================================================================

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.
--------------------------------------------------------------------------------
TRUSTEE                           FOR             WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan         7,963,781,245          256,332,887                 96.9%
Charles D. Ellis        7,946,489,124          273,625,008                 96.7
Rajiv L. Gupta          7,946,786,965          273,327,166                 96.7
JoAnn Heffernan Heisen  7,949,272,990          270,841,142                 96.7
Burton G. Malkiel       7,936,550,788          283,563,344                 96.6
Alfred M. Rankin, Jr.   7,957,514,304          262,599,827                 96.8
J. Lawrence Wilson      7,943,399,420          276,714,712                 96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

- Change the portfolio's policy on investing in other mutual funds. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
For                  Against           Abstain    Approved By
-------------------------------------------------------------
524,434,289       31,305,575        20,188,908         91.1%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS

================================================================================
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME PORTFOLIO                             SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.6%)
  Genuine Parts Co.                                 62,350               $ 1,920
  Union Pacific Corp.                               29,400                 1,760
  Ford Motor Co.                                   136,147                 1,266
  Norfolk Southern Corp.                            62,800                 1,255
  CSX Corp.                                         41,100                 1,164
  The Goodyear Tire & Rubber Co.                    47,500                   323
  Visteon Corp.                                      9,178                    64
                                                                      ----------
                                                                           7,752
                                                                      ----------
CONSUMER DISCRETIONARY (6.5%)
  Gillette Co.                                     109,600                 3,327
  May Department Stores Co.                        125,700                 2,889
  Kimberly-Clark Corp.                              51,000                 2,421
  J.C. Penney Co., Inc. (Holding Company)           93,900                 2,161
  The McGraw-Hill Cos., Inc.                        33,100                 2,001
  Newell Rubbermaid, Inc.                           42,900                 1,301
  Eastman Kodak Co.                                 35,300                 1,237
  Whirlpool Corp.                                   22,600                 1,180
  Sears, Roebuck & Co.                              40,700                   975
  Avon Products, Inc.                               16,800                   905
  International Flavors & Fragrances, Inc.          22,700                   797
                                                                      ----------
                                                                          19,194
                                                                      ----------
CONSUMER STAPLES (13.7%)
  Philip Morris Cos., Inc.                         173,800                 7,044
  Procter & Gamble Co.                              72,300                 6,213
  PepsiCo, Inc.                                    122,540                 5,174
  Anheuser-Busch Cos., Inc.                         67,500                 3,267
  The Coca-Cola Co.                                 67,800                 2,971
  Sara Lee Corp.                                   113,600                 2,557
  General Mills, Inc.                               44,700                 2,099
  Kellogg Co.                                       57,500                 1,971
  H.J. Heinz Co.                                    46,250                 1,520
  The Clorox Co.                                    36,600                 1,510
  ConAgra Foods, Inc.                               54,500                 1,363
  Hershey Foods Corp.                               18,900                 1,275
  Campbell Soup Co.                                 53,600                 1,258
  Albertson's, Inc.                                 55,600                 1,238
  UST, Inc.                                         31,400                 1,050
* Del Monte Foods Co.                               20,655                   159
                                                                      ----------
                                                                          40,669
                                                                      ----------
FINANCIAL SERVICES (21.4%)
  Bank of America Corp.                            152,750                10,627
  Wachovia Corp.                                   184,476                 6,722
  Bank One Corp.                                   126,540                 4,625
  J.P. Morgan Chase & Co.                          172,250                 4,134
  Washington Mutual, Inc.                          112,770                 3,894
  Marsh & McLennan Cos., Inc.                       75,100                 3,470
  Wells Fargo & Co.                                 70,200                 3,290
  Morgan Stanley                                    80,100                 3,198
  American International Group, Inc.                45,972                 2,659
  Lincoln National Corp.                            76,800                 2,425
  U.S. Bancorp                                     111,904                 2,375
  PNC Financial Services Group                      52,700                 2,208
  Merrill Lynch & Co., Inc.                         51,300                 1,947
  St. Paul Cos., Inc.                               56,800                 1,934
  SAFECO Corp.                                      49,000                 1,699
  FleetBoston Financial Corp.                       69,700                 1,694
  KeyCorp                                           67,300                 1,692
  Mellon Financial Corp.                            59,800               $ 1,561
  The Chubb Corp.                                   29,800                 1,556
  Fannie Mae                                        24,000                 1,544
                                                                      ----------
                                                                          63,254
                                                                      ----------
HEALTH CARE (14.5%)
  Merck & Co., Inc.                                163,500                 9,256
  Bristol-Myers Squibb Co.                         256,300                 5,933
  GlaxoSmithKline PLC                              149,274                 5,592
  Pharmacia Corp.                                  113,586                 4,748
  Wyeth                                            123,500                 4,619
  Abbott Laboratories                               79,800                 3,192
  Johnson & Johnson                                 58,100                 3,121
  Schering-Plough Corp.                            116,900                 2,595
  Eli Lilly & Co.                                   40,200                 2,553
  Baxter International, Inc.                        47,900                 1,341
                                                                      ----------
                                                                          42,950
                                                                      ----------
INTEGRATED OILS (13.5%)
  ExxonMobil Corp.                                 394,882                13,797
  BP PLC ADR                                       244,696                 9,947
  ChevronTexaco Corp.                              131,883                 8,768
  Royal Dutch Petroleum Co. ADR                    106,300                 4,679
  ConocoPhillips                                    31,500                 1,524
  Marathon Oil Corp.                                49,800                 1,060
  Unocal Corp.                                       1,800                    55
                                                                      ----------
                                                                          39,830
                                                                      ----------
OTHER ENERGY (1.0%)
  Schlumberger Ltd.                                 35,300                 1,486
  Baker Hughes, Inc.                                45,300                 1,458
                                                                      ----------
                                                                           2,944
                                                                      ----------
MATERIALS & Processing (4.9%)
  Dow Chemical Co.                                 175,200                 5,203
  E.I. du Pont de Nemours & Co.                     80,741                 3,423
  International Paper Co.                           86,327                 3,019
  Weyerhaeuser Co.                                  51,800                 2,549
  Monsanto Co.                                      19,376                   373
                                                                      ----------
                                                                          14,567
                                                                      ----------
PRODUCER DURABLES (2.8%)
  Caterpillar, Inc.                                 51,100                 2,336
  Emerson Electric Co.                              44,100                 2,242
  Pitney Bowes, Inc.                                44,500                 1,453
  The Boeing Co.                                    38,400                 1,267
  Deere & Co.                                       19,500                   894
* Xerox Corp.                                       18,300                   147
                                                                      ----------
                                                                           8,339
                                                                      ----------
UTILITIES (12.1%)
  Verizon Communications                           310,408                12,028
  SBC Communications Inc.                          271,476                 7,360
  BellSouth Corp.                                  140,400                 3,632
  Southern Co.                                      90,600                 2,572
  Dominion Resources, Inc.                          38,708                 2,125
  Duke Energy Corp.                                 87,400                 1,708
* Comcast Corp. Class A                             65,913                 1,554
  FPL Group, Inc.                                   24,200                 1,455
  ScottishPower PLC ADR                             47,510                 1,089
  AT&T Corp.                                        40,750                 1,064
  American Electric Power Co., Inc.                 24,580                   672
* Edison International                              37,400                   443
                                                                      ----------
                                                                          35,702
                                                                      ----------
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME PORTFOLIO                             SHARES                 (000)
--------------------------------------------------------------------------------
OTHER (4.6%)
  3M Co.                                            47,300               $ 5,832
  General Electric Co.                             191,600                 4,665
  Fortune Brands, Inc.                              35,900                 1,670
  Honeywell International Inc.                      65,775                 1,579
                                                                      ----------
                                                                          13,746
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $248,685)                                                        288,947
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.5%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.22%, 1/2/2003
  (Cost $7,638)                                     $7,638                7,638
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $256,323)                                                       296,585
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        725
Liabilities                                                              (1,107)
                                                                      ----------
                                                                           (382)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 17,895,531 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $296,203
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $16.55
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

================================================================================
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $248,145               $13.86
Undistributed Net Investment Income                  7,645                  .43
Accumulated Net Realized Gains                         151                  .01
Unrealized Appreciation                             40,262                 2.25
--------------------------------------------------------------------------------
NET ASSETS                                        $296,203               $16.55
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                                         EQUITY INCOME PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $9,045
  Interest                                                                  130
--------------------------------------------------------------------------------
  Total Income                                                            9,175
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          326
  The Vanguard Group--Note C
    Management and Administrative                                           796
    Marketing and Distribution                                               39
  Custodian Fees                                                              6
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          39
--------------------------------------------------------------------------------
  Total Expenses                                                          1,218
  Expenses Paid Indirectly--Note D                                          (11)
--------------------------------------------------------------------------------
  Net Expenses                                                            1,207
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,968
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      301
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (57,902)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $(49,633)
--------------------------------------------------------------------------------
================================================================================
Statement of Changes in Net Assets


Equity Income Portfolio


                                      Year Ended      Oct. 1 to       Year Ended
                                   Dec. 31, 2002  Dec. 31, 2001*  Sept. 30, 2001
                                           (000)           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                  $ 7,968        $ 1,889         $ 7,536
  Realized Net Gain (Loss)                   301            271           1,423
  Change in Unrealized Appreciation
    (Depreciation)                       (57,902)         6,381          (7,291)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations          (49,633)         8,541           1,668
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                   (9,598)            --          (8,874)
  Realized Capital Gain                   (1,600)            --         (21,268)
--------------------------------------------------------------------------------
    Total Distributions                  (11,198)            --         (30,142)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                  44,362         15,626          62,462
  Issued in Lieu of Cash Distributions    11,198             --          30,142
  Redeemed                               (46,472)       (10,707)        (51,793)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions           9,088          4,919          40,811
--------------------------------------------------------------------------------
    Total Increase (Decrease)            (51,743)        13,460          12,337
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                    347,946        334,486         322,149
--------------------------------------------------------------------------------
  End of Period                         $296,203       $347,946        $334,486
================================================================================

1Shares Issued (Redeemed)
  Issued                                  2,413             799           3,106
  Issued in Lieu of Cash Distributions      554              --           1,549
  Redeemed                               (2,652)           (549)         (2,597)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                      315             250           2,058
================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS

EQUITY INCOME PORTFOLIO

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                      YEAR ENDED       OCT. 1 TO   ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     DEC. 31, 2002  DEC. 31, 2001*     2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.79          $19.30   $21.09    $21.10    $19.69    $18.50
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .44             .10      .44       .58       .51      .490
  Net Realized and Unrealized Gain (Loss) on Investments  (3.05)            .39     (.26)      .08      1.50     1.475
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (2.61)            .49      .18       .66      2.01     1.965
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.54)             --     (.58)     (.52)     (.49)    (.400)
  Distributions from Realized Capital Gains                (.09)             --    (1.39)     (.15)     (.11)    (.375)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.63)             --    (1.97)     (.67)     (.60)    (.775)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $16.55          $19.79   $19.30    $21.09    $21.10    $19.69
-----------------------------------------------------------------------------------------------------------------------

Total Return                                             -13.76%           2.54%    0.78%     3.06%    10.36%    11.19%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $296            $348     $334      $322      $429      $375
  Ratio of Total Expenses to Average Net Assets            0.37%         0.32%**    0.33%     0.31%     0.33%     0.36%
  Ratio of Net Investment Income to Average Net Assets     2.45%         2.20%**    2.21%     2.44%     2.44%     2.69%
  Portfolio Turnover Rate                                     5%              0%       1%        8%        6%        6%
=======================================================================================================================

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates provide investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2002, the investment advisory fee represented an effective annual rate of 0.10% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended December 31, 2002, these arrangements reduced the portfolio's expenses by $11,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $7,923,000 of ordinary income and $415,000 of long-term capital gains available for distribution. Capital gains required to be distributed include net gains realized though October 31, 2002. Subsequently, the portfolio realized capital losses of $207,000 that are available to offset future net capital gains.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $40,262,000, consisting of unrealized gains of $59,251,000 on securities that had risen in value since their purchase and $18,989,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2002, the portfolio purchased $25,444,000 of investment securities and sold $15,666,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

VANGUARD VARIABLE INSURANCE FUND--EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO CHAIRMAN'S LETTER

VANGUARD(R) DIVERSIFIED VALUE PORTFOLIO


Shares in the Diversified Value Portfolio lost -14.2% in the worst-performing stock market since 1974. Though disappointing, the portfolio's return compared favorably with the performance of the average multi-cap value fund (down -17.9%) and the Standard & Poor's 500/Barra Value Index (down -20.9%). Your portfolio's emphasis on attractively valued stocks, particularly those offering high dividend yields, spared it the worst of the stock market's downturn. As of December 31, 2002, the Diversified Value Portfolio carried a dividend yield of 3.0%. By contrast, the broad stock market, as represented by the Wilshire 5000 Total Market Index, yielded just 1.7%.

     The results for your portfolio and its comparative standards over the past year and since the portfolio's February 1999 inception appear in the table below. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

================================================================================
TOTAL RETURNS FEBRUARY 8, 1999* THROUGH DECEMBER 31, 2002

                                              AVERAGE                FINAL VALUE
                              YEAR ENDED       ANNUAL               OF A $10,000
                       DECEMBER 31, 2002       RETURN         INITIAL INVESTMENT
--------------------------------------------------------------------------------
Diversified Value Portfolio       -14.2%        -1.4%                     $9,466
Average Multi-Cap
  Value Fund**                    -17.9         -0.5                       9,820
S&P 500/Barra Value Index         -20.9         -4.7                       8,280
Wilshire 5000 Index               -20.9         -6.5                       7,692
================================================================================
 *Portfolio inception.
**Derived from data provided by Lipper Inc.
================================================================================

SELECT WINNERS TEMPERED LOSSES
The Diversified Value Portfolio scored positive returns--a stock market rarity in 2002--with its selections in the consumer staples and "other" sectors. The "other" sector includes diversified conglomerates, while consumer staples stocks have traditionally proven to be defensive investments. In tough times, consumers may forgo big purchases, but they continue to buy the basic necessities supplied by the food makers and household-goods companies in the consumer staples sector. Also boosting relative performance were the portfolio's financial services and integrated oil stocks. Though they recorded negative returns, they held up better than the market as a whole, buoyed by their generous dividend yields.

     The portfolio sustained its worst losses in the consumer discretionary, "other energy," and utilities sectors. As the economic recovery seemed to downshift during the year--and consumer-debt burdens ballooned--the stocks of the restaurants, apparel shops, and other businesses in the consumer discretionary sector fell hard. Other energy includes pipeline and energy-trading companies tainted by the Enron scandal, while the utilities sector--traditionally a rich vein of reasonably valued, high-yielding stocks--tumbled on turmoil among the giant telecommunications companies.

HIGH HOPES FOR LONG-TERM SUCCESS
We expect the Diversified Value Portfolio's disciplined approach to the market's lower-valued and often neglected stocks to be an effective strategy over the long term. The portfolio began operations in 1999, however, so it hasn't yet had a chance to prove itself over a full market cycle. Diversified Value purchased its first stocks in the waning days of the late-1990s bull market, but has operated primarily during the worst bear market since the Great Depression. The results during that stretch have been fair, but the time period is really too short to provide meaningful information.

     That said, since February 1999 the Diversified Value Portfolio has produced an annualized return of -1.4%. The average return of multi-cap value funds has been a little higher, but your portfolio's results are significantly better than those of the S&P 500/Barra Value Index.

     Over a full market cycle, we would expect--but certainly can't guarantee--the portfolio to outperform its benchmarks. Our confidence is based both on the demonstrated talents of the portfolio's investment adviser--Barrow, Hanley, Mewhinney & Strauss, who has served Vanguard mutual fund shareholders with distinction for many years--and on the portfolio's low costs. During 2002, the Diversified Value Portfolio carried an expense ratio (annual operating costs as a percentage of average net assets) of 0.50%; the average competitor charged 1.45%. (Both figures exclude insurance charges.) Your portfolio's more than 0.9-percentage-point advantage is a formidable head start in the competition for superior returns.

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
The Diversified Value Portfolio can be one component of a sensibly diversified portfolio. With an emphasis on larger value stocks, it can be a worthy complement to investments in growth shares and in smaller stocks. In addition to diversifying within the stock market, however, it's important to diversify across asset classes. Holding a mix of stock, bond, and money market portfolios in proportions suited to your goals and unique financial circumstances is the most productive approach to long-term investing. It can enhance your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual--and inevitable--recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER                              DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio returned -14.2% for the year 2002, versus -20.9% for the S&P 500/Barra Value Index. It's worth noting that, for the past six months, the portfolio's -13.0% return was almost the same as the index's (-12.6%). The past year has indeed been difficult. Investors lost courage, particularly those with a heavy concentration in growth and high-tech issues.

     Many people are asking, "What should I do?" We recommend that investors take a long-term view, stay in the race, and don't tamper with their asset allocations. We also recommend that investors use equities for return and fixed income investments for stability.

THE INVESTMENT ENVIRONMENT
It's been said that "the opera isn't over 'til the fat lady sings." We also have long heard that a bear market isn't over until investors capitulate. One is easy to hear; the other is more problematic. No loud bell will ring when investors finally give up hope, but we can certainly listen for any tinkling sounds.

     According to the Investment Company Institute, the level of redemptions from equity funds reached an all-time high in the three months ended September
30. Money flows usually follow performance: For the first nine months of calendar 2002, investments in bond funds were up 73% over 2001's brisk pace for the same period. But these investments will generate low absolute and relative returns going forward because interest rates have fallen so low.

     More tinkling sounds, perhaps: Consumer confidence indicators fell by a record amount in October. And in the middle of the month, the interest rate spread between the highest-quality bonds (U.S. Treasuries) and the lowest investment-grade credits was the largest since the Great Depression.

     Corporate America now lives in fear of the credit-rating agencies. Rating pronouncements, which in the past were lagging indicators of a company's health, are dictating corporate policies, including dividend distributions. This is a reaction to the tragedies of Enron, WorldCom, et al., whose accounting irregularities should have been noticed sooner and reflected in their bond ratings before the last days.

     Today, we feel it is possible that the severe pressure from the credit markets is easing and that the worst is over. However, because of the fundamentals of the economy, any equity recovery is likely to be tepid.

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
================================================================================

OUR SUCCESSES
Our successes during the past six months, while limited, included Public Service Enterprise, Entergy, Merck, Imperial Tobacco, and Tyco International. The last name, certainly controversial, was purchased after a significant decline. The others are quite defensive by nature. Only issues with exceptional balance sheets, a reasonable dividend yield, and earnings stability did well. It is obviously quite a trick to have a predictable profit outlook during a recession, which is in part why the market as a whole has been so weak.

OUR SHORTFALLS
Our shortfalls included Sears, Cendant, MGIC Investment, Boeing, and Service Corp. International. Each of these companies has experienced a real or imagined threat of an earnings shortfall. In addition, these issues do not have high dividends to dampen price declines. However, we remain confident that all of these weaker holdings have solid fundamentals and will become contributors to positive performance in 2003.

OUR PORTFOLIO POSITIONING
The holdings in our portfolio sell at a significant price/earnings discount to both our benchmark and the equity market as a whole. As of December 31, the portfolio provided a dividend yield of 3.0%.

JAMES P. BARROW, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & Strauss, Inc.

January 21, 2003

PORTFOLIO PROFILE                                    DIVERSIFIED VALUE PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

================================================================================
----------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                 COMPARATIVE         BROAD
                      PORTFOLIO       INDEX*       INDEX**
----------------------------------------------------------
Number of Stocks            46          352         5,668
Median Market Cap        $16.1B       $22.8B        $26.2B
Price/Earnings Ratio      18.9x        20.0x         22.5x
Price/Book Ratio           1.7x         1.7x          2.4x
Yield                      3.0%         2.4%          1.7%
Return on Equity          17.5%        16.9%         21.3%
Earnings Growth Rate       2.9%         3.2%          7.5%
Foreign Holdings           6.8%         0.0%          0.3%
Turnover Rate               27%          --            --
Expense Ratio             0.50%          --            --
Cash Investments           2.6%          --            --
----------------------------------------------------------
--------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Imperial Tobacco Group ADR (tobacco)                            3.9%
Occidental Petroleum Corp. (oil)                                3.4
FleetBoston Financial Corp. (banking)                           3.4
Entergy Corp. (electric utilities)                              3.4
ChevronTexaco Corp. (oil)                                       3.0
PNC Financial Services Group (banking)                          3.0
Public Service Enterprise Group, Inc. (electric utilities)      3.0
BP PLC ADR (oil)                                                2.9
Bank of America Corp. (banking)                                 2.9
Philip Morris Cos., Inc. (tobacco)                              2.9
--------------------------------------------------------------------
Top Ten                                                        31.8%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------

-----------------------------------------------------
VOLATILITY MEASURES

                    COMPARATIVE                 BROAD
          PORTFOLIO      INDEX*   PORTFOLIO   INDEX**
-----------------------------------------------------
R-Squared      0.77        1.00        0.34      1.00
Beta           0.88        1.00        0.59      1.00
------------------------------------------------------

---------------------------------------
INVESTMENT FOCUS

STYLE - VALUE
MARKET CAP - LARGE
---------------------------------------

----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                      COMPARATIVE    BROAD
                           PORTFOLIO       INDEX*  INDEX**
----------------------------------------------------------
Auto & Transportation           0.0%         3.2%     2.7%
Consumer Discretionary         11.7         12.4     14.9
Consumer Staples                9.2          1.8      7.5
Financial Services             30.0         35.8     22.4
Health Care                     5.0          2.2     14.1
Integrated Oils                12.0          9.3      3.7
Other Energy                    2.2          2.8      2.2
Materials & Processing          4.0          5.6      3.8
Producer Durables               4.9          5.8      4.0
Technology                      0.0          6.6     12.8
Utilities                      16.2         12.3      7.2
Other                           4.8          2.2      4.7
----------------------------------------------------------
================================================================================
*S&P 500/Barra Value Index.
**Wilshire 5000 Index.

Performance Summary                                  Diversified Value Portfolio
                                                         As of December 31, 2002

================================================================================
Cumulative Performance February 8, 1999-December 31, 2002

         VVIF-Diversified   Average Multi-Cap    S&P 500/Barra     Wilshire 5000
               Value           Value Fund         Value Index          Index
         ----------------   -----------------    -------------     -------------
2/8/1999     10,000              10,000              10,000            10,000
03/1999      10,240              10,366              10,192            10,293
06/1999      11,170              11,461              11,293            11,097
09/1999       9,310              10,378              10,251            10,363
12/1999       8,692              11,188              11,170            12,256
03/2000       8,712              11,187              11,196            12,724
06/2000       8,874              11,004              10,715            12,153
09/2000       9,978              11,617              11,660            12,173
12/2000      10,954              12,177              11,850            10,916
03/2001      11,172              11,519              11,076             9,569
06/2001      11,814              12,255              11,564            10,284
09/2001      10,520              10,707               9,690             8,649
12/2001      11,037              11,963              10,462             9,719
03/2002      11,658              12,150              10,601             9,813
06/2002      10,878              11,006               9,472             8,575
09/2002       9,044               8,984               7,534             7,134
12/2002       9,466               9,820               8,280             7,692
================================================================================

================================================================================
                               AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 2002
                              -------------------------------        FINAL VALUE
                                     ONE           SINCE            OF A $10,000
                                    YEAR      INCEPTION*              INVESTMENT
--------------------------------------------------------------------------------
Diversified Value Portfolio       -14.24%         -1.40%                  $9,466
Average Multi-Cap Value Fund**    -17.91          -0.47                    9,820
S&P 500/Barra Value Index         -20.85          -4.73                    8,280
Wilshire 5000 Index               -20.86          -6.52                    7,692
================================================================================
 *February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 29 for dividend information.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-DECEMBER 31, 2002

      DIVERSIFIED VALUE    S&P 500/BARRA
          PORTFOLIO         VALUE INDEX
      -----------------    -------------
1999        -13.1              11.7
2000         26.0               6.1
2001          0.8             -11.7
2002        -14.2             -20.9
================================================================================

================================================================================
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposal:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.
--------------------------------------------------------------------------------
TRUSTEE                            FOR             WITHHELD          APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan          7,963,781,245          256,332,887                96.9%
Charles D. Ellis         7,946,489,124          273,625,008                96.7
Rajiv L. Gupta           7,946,786,965          273,327,166                96.7
JoAnn Heffernan Heisen   7,949,272,990          270,841,142                96.7
Burton G. Malkiel        7,936,550,788          283,563,344                96.6
Alfred M. Rankin, Jr.    7,957,514,304          262,599,827                96.8
J. Lawrence Wilson       7,943,399,420          276,714,712                96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================

FINANCIAL STATEMENTS                                 DIVERSIFIED VALUE PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
================================================================================
                                                                          MARKET
                                                                          VALUE*
DIVERSIFIED VALUE PORTFOLIO                         SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (11.4%)
  Waste Management, Inc.                           175,300               $ 4,018
* Cendant Corp.                                    318,600                 3,339
  Sears, Roebuck & Co.                             123,400                 2,955
  Newell Rubbermaid, Inc.                           92,800                 2,815
* Service Corp. International                      825,000                 2,739
  Wendy's International, Inc.                       50,100                 1,356
                                                                      ----------
                                                                          17,222
                                                                      ----------
CONSUMER STAPLES (9.0%)
  Imperial Tobacco Group ADR                       174,500                 5,846
  Philip Morris Cos., Inc.                         108,300                 4,389
  ConAgra Foods, Inc.                              136,600                 3,416
                                                                      ----------
                                                                          13,651
                                                                      ----------
FINANCIAL SERVICES (29.2%)
  BANKS--NEW YORK CITY (2.1%)
  J.P. Morgan Chase & Co.                          130,950                 3,143

  BANKS--OUTSIDE NEW YORK CITY (11.8%)
  FleetBoston Financial Corp.                      214,100                 5,203
  PNC Financial Services Group                     107,400                 4,500
  Bank of America Corp.                             63,600                 4,425
  National City Corp.                              135,100                 3,691

  DIVERSIFIED FINANCIAL SERVICES (4.6%)
  Citigroup, Inc.                                  122,300                 4,304
  John Hancock Financial Services, Inc.             97,600                 2,723

  FINANCE--SMALL LOAN (2.2%)
  SLM Corp.                                         31,500                 3,272

  FINANCIAL--MISCELLANEOUS (1.2%)
  MGIC Investment Corp.                             45,100                 1,863

  INSURANCE--MULTILINE (2.7%)
  Allstate Corp.                                   111,400                 4,121

  REAL ESTATE INVESTMENT TRUST (2.1%)
  Crescent Real Estate, Inc. REIT                  195,100                 3,246

  SAVINGS & Loan (2.5%)
  Washington Mutual, Inc.                          110,450                 3,814
                                                                      ----------
                                                                          44,305
                                                                      ----------
HEALTH CARE (4.8%)
  Bristol-Myers Squibb Co.                         160,800                 3,722
  Baxter International, Inc.                       102,400                 2,867
  Merck & Co., Inc.                                 13,200                   747
                                                                      ----------
                                                                           7,336
                                                                      ----------
INTEGRATED OILS (11.7%)
  Occidental Petroleum Corp.                       183,400                 5,218
  ChevronTexaco Corp.                               69,100                 4,594
  BP PLC ADR                                       109,312                 4,443
  ConocoPhillips                                    70,672                 3,420
                                                                      ----------
                                                                          17,675
                                                                      ----------
OTHER ENERGY (2.2%)
  GlobalSantaFe Corp.                               63,667                 1,548
  Transocean Inc.                                   63,520                 1,474
* Reliant Resources, Inc.                           82,515                   264
                                                                      ----------
                                                                           3,286
                                                                      ----------
MATERIALS & Processing (3.8%)
  Lyondell Chemical Co.                            306,100               $ 3,869
  Millennium Chemicals, Inc.                       110,000                 1,047
  Crompton Corp.                                   155,684                   926
                                                                      ----------
                                                                           5,842
                                                                      ----------
PRODUCER DURABLES (4.7%)
  The Boeing Co.                                   113,200                 3,734
  Emerson Electric Co.                              67,500                 3,432
                                                                      ----------
                                                                           7,166
                                                                      ----------
UTILITIES (15.8%)
  Entergy Corp.                                    112,300                 5,120
  Public Service Enterprise Group, Inc.            140,000                 4,494
  Northeast Utilities                              283,400                 4,299
  American Electric Power Co., Inc.                115,540                 3,158
  Southern Co.                                     106,400                 3,021
  Verizon Communications                            63,760                 2,471
  CenterPoint Energy Inc.                          104,700                   890
* Mirant Corp.                                     231,596                   438
                                                                      ----------
                                                                          23,891
                                                                      ----------
OTHER (4.8%)
  ITT Industries, Inc.                              62,600                 3,799
  Tyco International Ltd.                          207,100                 3,537
                                                                      ----------
                                                                           7,336
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $176,736)                                                        147,710
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account 1.22%, 1/2/2003
  (Cost $3,699)                                     $3,699                 3,699
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $180,435)                                                        151,409
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        513
Liabilities                                                                (298)
                                                                      ----------
                                                                            215
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 16,889,445 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $151,624
================================================================================

NET ASSET VALUE PER SHARE                                                  $8.98
================================================================================
*See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                  $188,167                $11.14
Undistributed Net Investment Income                 3,800                   .23
Accumulated Net Realized Losses                   (11,317)                 (.67)
Unrealized Depreciation                           (29,026)                (1.72)
--------------------------------------------------------------------------------
NET ASSETS                                       $151,624                 $8.98
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.
================================================================================

STATEMENT OF OPERATIONS
================================================================================
                                                     DIVERSIFIED VALUE PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 4,721
  Interest                                                                   93
--------------------------------------------------------------------------------
  Total Income                                                            4,814
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               216
    Performance Adjustment                                                   34
  The Vanguard Group--Note C
    Management and Administrative                                           533
    Marketing and Distribution                                               26
  Custodian Fees                                                              3
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          19
--------------------------------------------------------------------------------
  Total Expenses                                                            843
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,971
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (10,083)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (22,092)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $(28,204)
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
================================================================================
DIVERSIFIED VALUE PORTFOLIO

                                      YEAR ENDED       OCT. 1 TO      YEAR ENDED
                                   DEC. 31, 2002  DEC. 31, 2001*  SEPT. 30, 2001
                                           (000)           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 3,971           $ 860         $ 2,445
  Realized Net Gain (Loss)              (10,083)            909           2,536
  Change in Unrealized Appreciation
    (Depreciation)                      (22,092)          6,281         (12,365)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations  (28,204)          8,050          (7,384)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                  (3,385)             --          (1,064)
  Realized Capital Gain                      --              --              --
--------------------------------------------------------------------------------
    Total Distributions                  (3,385)             --          (1,064)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                 51,592          18,485         163,175
  Issued in Lieu of Cash Distributions    3,385              --           1,064
  Redeemed                              (45,823)        (15,723)        (39,954)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          9,154           2,762         124,285
--------------------------------------------------------------------------------
    Total Increase (Decrease)           (22,435)         10,812         115,837
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                   174,059         163,247          47,410
--------------------------------------------------------------------------------
  End of Period                        $151,624        $174,059        $163,247
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
  Issued                                  5,092           1,779          14,869
  Issued in Lieu of Cash Distributions      306              --             112
  Redeemed                               (4,838)         (1,515)         (3,728)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                      560             264          11,253
================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS

DIVERSIFIED VALUE PORTFOLIO

=================================================================================================================
                                                                                     YEAR ENDED
                                                                                    SEPTEMBER 30,     FEB. 8** TO
                                                     YEAR ENDED      OCT. 1 TO  --------------------     SEP. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    DEC. 31, 2002 DEC. 31, 2001*       2001       2000         1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.66         $10.16     $ 9.85      $9.31       $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .23            .06        .16        .21          .11
  Net Realized and Unrealized Gain (Loss) on Investments (1.71)           .44        .36        .45         (.80)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (1.48)           .50        .52        .66         (.69)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.20)            --       (.21)      (.12)          --
  Distributions from Realized Capital Gains                 --             --         --         --           --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.20)            --       (.21)      (.12)          --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 8.98         $10.66     $10.16      $9.85       $ 9.31
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                            -14.24%          4.92%      5.42%      7.18%       -6.90%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $152           $174       $163        $47          $42
  Ratio of Total Expenses to Average Net Assets           0.50%         0.48%+      0.45%      0.45%       0.37%+
  Ratio of Net Investment Income to Average Net Assets    2.33%         2.03%+      2.19%      2.67%       2.38%+
  Portfolio Turnover Rate                                   27%             4%        29%        42%          18%
=================================================================================================================

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Standard & Poor's 500/Barra Value Index. For the year ended December 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $34,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $29,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.03% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2002, the portfolio had $3,992,000 of ordinary income available for distribution. The portfolio had available realized losses of $11,317,000 to offset future net capital gains of $1,234,000 through December 31, 2008, and $10,083,000 through December 31, 2010.

At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $29,026,000, consisting of unrealized gains of $9,609,000 on securities that had risen in value since their purchase and $38,635,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2002, the portfolio purchased $57,003,000 of investment securities and sold $44,606,000 of investment securities, other than temporary cash investments.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

GROWTH Portfolio chairman's letter

Vanguard(R) Growth Portfolio

During the worst stock market since 1974, large growth stocks were hit especially hard, and shares in the Growth Portfolio were hit harder still, losing -35.9%. The average peer fund registered a -28.6% decline, while the Russell 1000 Growth Index, a measure of the market's large growth stocks, declined -27.9%. Growth stocks--those with prospects of strong sales and earnings growth and, typically, high valuations--powered the stock market's late-1990s boom. Since March 2000, however, they have led its fall. The Growth Portfolio's returns have tumbled faster and farther because of poor stock selection in the financial services, consumer discretionary, technology, and utilities sectors.

================================================================================
TOTAL RETURNS                                              JUNE 7, 1993* THROUGH
                                                               DECEMBER 31, 2002
                                                 -------------------------------
                                                  AVERAGE            FINAL VALUE
                               YEAR ENDED          ANNUAL           OF A $10,000
                         DECEMBER 31, 2002         RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
Growth Portfolio                    -35.9%           4.2%                $14,805
Average Large-Cap
  Growth Fund**                     -28.6            7.1                  19,198
Russell 1000 Growth Index           -27.9            7.5                  19,923
Wilshire 5000 Index                 -20.9            8.7                  22,256
--------------------------------------------------------------------------------
 *Portfolio inception.
**Derived from data provided by Lipper Inc.
================================================================================

The table above shows results for your portfolio and its comparative standards over the past year and since the portfolio's June 1993 inception. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

RISK  REARED  ITS HEAD IN 2002
During 2002, the Growth Portfolio's results reflected the high risks of its concentrated investment approach, just as its stellar returns in the mid- to late 1990s illustrated the potential rewards. In the past year, however, the portfolio selected poor-performing stocks in the financial services, consumer discretionary, technology, and utilities sectors, and compounded its errors by investing a relatively large portion of assets in those stocks. When their prices tumbled, the Growth Portfolio sustained far more damage than did the Russell 1000 Growth Index, a fair basis of comparison.

RECENT RESULTS HAVE HURT LONG-TERM RECORD
The Growth Portfolio's longer-term results are more palatable, but its recent returns have been so poor, on both an absolute and relative basis, that they have arguably diminished the relevance of the portfolio's long-term record. From its inception until December 31, 1999, for example, the Growth Portfolio returned an annualized 24.6%--remarkable in absolute terms, slightly better than the return of its average peer, and slightly behind that of the Russell 1000 Growth Index. Since then, the Growth Portfolio has stumbled badly during an unprecedented rough patch for growth stocks, losing -29.6% of its value per year. The average large-cap growth fund has been devastated, too, but at a rate of just -22.8% per year. The net result is that over the entire period the Growth Portfolio returned an annualized 4.2%, while the average peer gained 7.1% per year and created more wealth for investors.

Nothing is certain in investing, but we're confident that the Growth Portfolio's recent dismal results are more an aberration than a reasonable expectation. The team members at our adviser, Alliance Capital Management, are true market veterans with a distinguished record of success. Their approach is sensible, and recent returns notwithstanding, we expect the portfolio to deliver excellent performance once growth stocks emerge from this very difficult period. Another reason for our long-term confidence is the portfolio's low costs, which ensure that you keep a maximum share of any rewards. During 2002, the Growth Portfolio had annual operating expenses equal to 0.41% of average net assets; competing large growth funds charged 1.57%, a difference that comes directly out of returns. (Both figures exclude insurance charges.)

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
Despite our confidence in the Growth Portfolio, it's clear that the portfolio's high-risk, potentially high-reward investment strategy makes it appropriate as only one part of a stock portfolio and an even smaller part of a broadly diversified portfolio, one that is divided among stock, bond, and money market portfolios in proportions suited to your goals and unique financial circumstances.

     A broadly diversified approach enhances your ability to stick with an investment program through the tough times so that you'll be prepared for an eventual recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER                                         GROWTH PORTFOLIO

INVESTMENT ENVIRONMENT
We completed the year 2002 with very disappointing investment performance for the portfolio: a decline of -35.9%. Despite a sharp rally in the fourth quarter, the S&P 500 Index fell -22.1% and the Russell 1000 Growth Index, -27.9%--making 2002 the third consecutive year of significant market declines.

     The market drop reflected investors' concerns about the fragility of the economic recovery, the possible consequences of a war with Iraq, and ongoing questions about corporate governance. While we, too, are concerned about these broad issues, we believe that they are now largely reflected in equity valuations, and that 2003 is likely to be a year of positive returns for U.S. stocks. With inflation and interest rates low, and with prospects strong for sustained policy stimulus, including new tax cuts, we expect that 2003 will see a continuing moderate recovery in the economy and in corporate profits. The recovery, in turn, will support equity prices.

     The portfolio's disappointing performance relative to the market reflects stock-specific issues. In the Growth Portfolio, stock selection is bottom-up, driven by our analysis of the fundamentals of individual companies. Within a broad universe of growth stocks evaluated by the Alliance research team, we search for companies that offer an attractive combination of sustainable, superior growth and reasonable valuation. Over the past two years, however, many companies have failed to meet their forecast levels of earnings or have revised their forecasts downward; we have made a number of stock-selection misjudgments; and the fundamentals for some of our holdings deteriorated far more than we expected. We believe we have now made the portfolio adjustments necessary: We have sold a number of companies whose long-term competitive positions or growth rates we now doubt in order to reinvest in more attractive opportunities.

     The portfolio remains balanced between defensive growth and cyclical growth companies. We are encouraged by current revenue trends for certain technology companies, which suggest we may have reached an inflection point in demand. The painful drop in capital spending on technology--after the spending boom of the late 1990s--may be nearing an end. With corporations currently spending less than the rate of depreciation, and with equipment aging, management's willingness to invest should pick up in 2003, assuming that corporate earnings and cash flow continue to recover. Technology-related stocks now constitute 18% of the fund's assets. After 30 months of underperformance, we look forward to a positive contribution from the expected recovery of specific companies.

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
================================================================================

OUTLOOK
The economic recovery from the shallow recession of 2001 has been under way for more than a year, and both liquidity flows and corporate profits are improving. Stock prices, however, have not followed suit, creating a divergence between liquidity flows and equity performance that is unprecedented in the last 40 years.

     In  our  opinion,   this  divergence  is  primarily  a  reflection  of  how
risk-averse investors have become. We do not see a lack of investment opportunities. While there is an unusual confluence of intimidating economic, corporate, and geopolitical issues, many of them are being addressed by market and regulatory forces--and, in any event, those issues appear to be fully reflected in current market pricing. In the context of subdued inflation and interest rates, we believe that the S&P 500 Index's forward price/earnings multiple of 16.3 is reasonable. It equates to an earnings yield (earnings/price) of 6.1%, well above the 3.8% interest yield currently available from 10-year U.S. Treasury notes.

     Moreover, growth stocks, after falling so sharply, are quite attractive versus the market overall, in our view. We expect them to lead other stocks in earnings increases. Unit sales growth, favorable end-market expansion, and market leadership positions are attributes integral to growth companies in general--and particularly to those we emphasize in your portfolio. The narrowing of the valuation premium of growth stocks versus the broad market that occurred over the past two years has created an excellent opportunity for growth investors. It is now possible to own shares in companies with distinctly superior past performance and future potential at unusually modest valuations. Thus, your portfolio has attractive earnings-growth prospects and valuations relative to both the Russell 1000 Growth Index and the S&P 500 Index. Our enthusiasm has been supported by positive second- and third-quarter earnings reports for the portfolio's largest holdings.

     The current environment poses significant challenges for a number of businesses. History suggests that such periods of general adversity enable companies that have superior competitive attributes (such as capital resources, market dominance, low costs, and strong management) to distinguish themselves and advance their longer-term advantage.

     We remain confident in our fundamentals-driven process and, most important, in the superior position, leadership, and growth potential of the companies prominent in the portfolio.


JOHN L. BLUNDIN, EXECUTIVE VICE PRESIDENT
CHRISTOPHER M. TOUB, EXECUTIVE VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.

JANUARY 21, 2003

================================================================================
PORTFOLIO PROFILE                                               GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                  COMPARATIVE     BROAD
                        PORTFOLIO      INDEX*   INDEX**
-------------------------------------------------------
Number of Stocks              50         575     5,668
Median Market Cap          $61.9B      $56.3B    $26.2B
Price/Earnings Ratio        24.4x       23.8x     22.5x
Price/Book Ratio             3.4x        4.0x      2.4x
Yield                        0.5%        1.1%      1.7%
Return on Equity            24.5%       25.9%     21.3%
Earnings Growth Rate        12.5%       12.8%      7.5%
Foreign Holdings             1.6%        0.0%      0.3%
Turnover Rate                 49%         --        --
Expense Ratio               0.41%         --        --
Cash Investments             0.5%         --        --
-------------------------------------------------------
------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer, Inc. (pharmaceuticals)                          6.7%
Microsoft Corp. (software)                              5.8
American International Group, Inc. (insurance)          4.7
Citigroup, Inc. (banking)                               4.7
Cardinal Health, Inc. (pharmaceuticals)                 4.3
Johnson & Johnson (pharmaceuticals)                     3.8
Kohl's Corp. (retail)                                   3.5
Viacom Inc. Class B (media)                             3.4
Dell Computer Corp. (computer hardware)                 3.3
Comcast Corp. Special Class A (telecommunications)      3.3
------------------------------------------------------------
Top Ten                                                43.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
-------------------------------------------------------
VOLATILITY MEASURES

                     COMPARATIVE                  BROAD
          PORTFOLIO       INDEX*   PORTFOLIO    INDEX**
-------------------------------------------------------
R-Squared      0.95         1.00        0.88       1.00
Beta           1.14         1.00        1.48       1.00
-------------------------------------------------------

---------------------------------
INVESTMENT FOCUS

STYLE - GROWTH
MARKET CAP - LARGE
---------------------------------
-------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                 COMPARATIVE      BROAD
                       PORTFOLIO      INDEX*    INDEX**
-------------------------------------------------------
Auto & Transportation       2.4%        1.3%       2.7%
Consumer Discretionary     13.4        16.1       14.9
Consumer Staples            6.7        10.8        7.5
Financial Services         21.0        12.7       22.4
Health Care                26.5        26.5       14.1
Integrated Oils             0.0         0.1        3.7
Other Energy                0.0         1.2        2.2
Materials & Processing      0.0         1.0        3.8
Producer Durables           4.4         2.8        4.0
Technology                 18.6        20.2       12.8
Utilities                   4.9         0.7        7.2
Other                       2.1         6.6        4.7
--------------------------------------------------------
 *Russell 1000 Growth Index.
**Wilshire 5000 Index.
================================================================================

PERFORMANCE SUMMARY                                             GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
================================================================================
CUMULATIVE PERFORMANCE JUNE 7, 1993-DECEMBER 31, 2002


            VVIF-GROWTH     AVERAGE LARGE-CAP     RUSSELL 1000     WILSHIRE 5000
             PORTFOLIO        GROWTH FUND         GROWTH INDEX         INDEX
           ------------     -----------------     ------------     -------------
6/7/1993      10,000             10,000              10,000            10,000
06/1993       10,160             10,160              10,160            10,114
09/1993       10,260             10,658              10,310            10,523
12/1993       10,601             10,893              10,709            10,715
03/1994       10,279             10,499              10,237            10,315
06/1994       10,349             10,195              10,133            10,235
09/1994       10,863             10,808              10,912            10,791
12/1994       11,056             10,675              10,994            10,708
03/1995       12,083             11,471              12,040            11,675
06/1995       13,365             12,788              13,224            12,765
09/1995       14,341             13,922              14,425            13,932
12/1995       15,293             14,172              15,081            14,611
03/1996       16,367             14,927              15,891            15,432
06/1996       17,545             15,692              16,902            16,112
09/1996       18,327             16,290              17,511            16,568
12/1996       19,407             17,083              18,569            17,710
03/1997       19,549             16,958              18,668            17,825
06/1997       22,863             20,044              22,199            20,836
09/1997       23,598             21,921              23,867            22,868
12/1997       24,577             21,865              24,230            23,252
03/1998       28,402             25,132              27,901            26,336
06/1998       30,485             26,552              29,168            26,849
09/1998       27,696             23,701              26,518            23,619
12/1998       34,593             30,187              33,608            28,700
03/1999       35,944             32,732              35,745            29,783
06/1999       37,052             33,869              37,120            32,108
09/1999       35,250             32,674              35,761            29,984
12/1999       42,352             41,685              44,752            35,462
03/2000       44,616             45,197              47,941            36,815
06/2000       44,693             42,794              46,647            35,165
09/2000       45,208             42,584              44,138            35,223
12/2000       33,876             34,911              34,717            31,584
03/2001       23,302             28,207              27,461            27,687
06/2001       25,053             29,652              29,773            29,756
09/2001       19,300             23,945              23,994            25,025
12/2001       23,093             26,899              27,626            28,121
03/2002       21,322             26,535              26,912            28,392
06/2002       16,847             22,082              21,887            24,812
09/2002       14,056             18,637              18,593            20,643
12/2002       14,805             19,198              19,923            22,256
================================================================================

                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2002
                                 -------------------------------     FINAL VALUE
                                     ONE      FIVE         SINCE    OF A $10,000
                                    YEAR     YEARS    INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
Growth Portfolio                 -35.89%    -9.64%         4.19%         $14,805
Average Large-Cap Growth Fund**  -28.63     -2.57          7.06           19,198
Russell 1000 Growth Index        -27.88     -3.84          7.47           19,923
Wilshire 5000 Index              -20.86     -0.87          8.72           22,256
--------------------------------------------------------------------------------
 *June 7, 1993.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 37 for dividend and capital gains information.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) JUNE 7, 1993-DECEMBER 31, 2002

      GROWTH PORTFOLIO  RUSSELL 1000 GROWTH INDEX
      ----------------  -------------------------
1993         6.0                 7.1
1994         4.3                 2.7
1995        38.3                37.2
1996        26.9                23.1
1997        26.6                30.5
1998        40.8                38.7
1999        22.4                33.2
2000       -20.0               -22.4
2001       -31.8               -20.4
2002       -35.9               -27.9
================================================================================

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                          FOR             WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan         7,963,781,245          256,332,887                 96.9%
Charles D. Ellis        7,946,489,124          273,625,008                 96.7
Rajiv L. Gupta          7,946,786,965          273,327,166                 96.7
JoAnn Heffernan Heisen  7,949,272,990          270,841,142                 96.7
Burton G. Malkiel       7,936,550,788          283,563,344                 96.6
Alfred M. Rankin, Jr.   7,957,514,304          262,599,827                 96.8
J. Lawrence Wilson      7,943,399,420          276,714,712                 96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

- Change the portfolio's policy on investing in other mutual funds. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
        For        Against         Abstain          Approved By
--------------------------------------------------------------------------------
332,427,495     21,971,775      11,557,646                90.8%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================

FINANCIAL STATEMENTS                                            GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
================================================================================
                                                                          MARKET
                                                                          VALUE*
GROWTH PORTFOLIO                                    SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.4%)
  Harley-Davidson, Inc.                            159,600               $ 7,374

CONSUMER DISCRETIONARY (13.3%)
* Kohl's Corp.                                     195,700                10,949
* Viacom Inc. Class B                              260,800                10,630
  Wal-Mart Stores, Inc.                            191,000                 9,647
  Home Depot, Inc.                                 217,325                 5,207
* Bed Bath & Beyond, Inc.                          115,000                 3,971
  Avon Products, Inc.                               26,800                 1,444
                                                                      ----------
                                                                          41,848
                                                                      ----------
CONSUMER STAPLES (6.6%)
  Procter & Gamble Co.                              97,700                 8,396
  Colgate-Palmolive Co.                             94,200                 4,939
  Walgreen Co.                                     163,800                 4,781
  Anheuser-Busch Cos., Inc.                         55,600                 2,691
                                                                      ----------
                                                                          20,807
                                                                      ----------
FINANCIAL SERVICES (20.9%)
  American International Group, Inc.               256,200                14,821
  Citigroup, Inc.                                  416,800                14,667
  Morgan Stanley                                   194,100                 7,749
  MBNA Corp.                                       329,500                 6,267
  Bank One Corp.                                   134,700                 4,923
  Fannie Mae                                        60,100                 3,866
  The Goldman Sachs Group, Inc.                     43,200                 2,942
  Freddie Mac                                       45,400                 2,681
  Merrill Lynch & Co., Inc.                         67,700                 2,569
  First Data Corp.                                  71,600                 2,535
* Affiliated Computer Services, Inc. Class A        47,700                 2,511
                                                                      ----------
                                                                          65,531
                                                                      ----------
HEALTH CARE (26.4%)
  BIOTECH RESEARCH & PRODUCTION (2.4%)
* Amgen, Inc.                                      158,600                 7,667

  DRUGS & Pharmaceuticals (16.4%)
  Pfizer, Inc.                                     684,300                20,919
  Cardinal Health, Inc.                            228,520                13,526
  Johnson & Johnson                                223,000                11,977
* Forest Laboratories, Inc.                         34,900                 3,428
  Wyeth                                             42,400                 1,586

  ELECTRONICS--MEDICAL SYSTEMS (3.2%)
  Medtronic, Inc.                                  219,775                10,022

  HEALTH CARE FACILITIES (1.1%)
  Health Management Associates Class A             198,300                 3,550

  HEALTH CARE MANAGEMENT SERVICES (2.4%)
* WellPoint Health Networks Inc. Class A            77,000                 5,479
  UnitedHealth Group Inc.                           24,400                 2,037

  Medical & Dental Instruments & Supplies (0.9%)
* Boston Scientific Corp.                           62,500                 2,658
                                                                      ----------
                                                                          82,849
                                                                      ----------
PRODUCER DURABLES (4.3%)
  Danaher Corp.                                    101,400                 6,662
  United Technologies Corp.                         39,500                 2,447
  Nokia Corp. ADR                                  151,400                 2,347
* Applied Materials, Inc.                          166,056                 2,164
                                                                      ----------
                                                                          13,620
                                                                      ----------
TECHNOLOGY (18.5%)
* Microsoft Corp.                                  349,650              $ 18,077
* Dell Computer Corp.                              390,700                10,447
  Intel Corp.                                      446,500                 6,952
* Cisco Systems, Inc.                              519,100                 6,800
* Veritas Software Corp.                           244,000                 3,811
  Maxim Integrated Products, Inc.                  107,700                 3,558
* Flextronics International Ltd.                   328,200                 2,688
* PeopleSoft, Inc.                                 128,200                 2,346
  Texas Instruments, Inc.                          123,600                 1,855
* Altera Corp.                                     129,250                 1,595
                                                                      ----------
                                                                          58,129
                                                                      ----------
UTILITIES (4.9%)
* Comcast Corp. Special Class A                    458,100                10,349
* Cox Communications, Inc. Class A                 175,700                 4,990
                                                                      ----------
                                                                          15,339
                                                                      ----------
Other (2.2%)
  General Electric Co.                             276,000                 6,721
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $435,396)                                                        312,218
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account 1.22%, 1/2/2003
  (Cost $2,441)                                     $2,441                 2,441
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $437,837)                                                        314,659
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        300
Liabilities                                                              (1,032)
                                                                      ----------
                                                                           (732)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 36,081,044 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $313,927
================================================================================
NET ASSET VALUE PER SHARE                                                  $8.70
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
 ADR--American Depositary Receipt.

================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                  $837,218                $23.20
Undistributed Net Investment Income                   552                   .02
Accumulated Net Realized Losses                  (400,665)               (11.11)
Unrealized Depreciation                          (123,178)                (3.41)
--------------------------------------------------------------------------------
NET ASSETS                                       $313,927                 $8.70
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                                                GROWTH PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 2,955
  Interest                                                                   88
  Security Lending                                                           26
--------------------------------------------------------------------------------
  Total Income                                                            3,069
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               483
    Performance Adjustment                                                  (57)
  The Vanguard Group--Note C
    Management and Administrative                                         1,087
    Marketing and Distribution                                               66
  Custodian Fees                                                             16
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          70
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
  Total Expenses                                                          1,678
  Expenses Paid Indirectly--Note D                                         (144)
--------------------------------------------------------------------------------
  Net Expenses                                                            1,534
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,535
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (190,923)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                               (7,355)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $(196,743)
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                                                GROWTH PORTFOLIO
                                 -----------------------------------------------
                                    YEAR ENDED        OCT. 1 TO       YEAR ENDED
                                 DEC. 31, 2002   DEC. 31, 2001*   SEPT. 30, 2001
                                         (000)            (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income               $ 1,535            $ 407          $ 1,504
  Realized Net Gain (Loss)           (190,923)          (4,700)        (176,870)
  Change in Unrealized Appreciation
    (Depreciation)                     (7,355)         102,087         (552,672)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net
  Assets Resulting from Operations   (196,743)          97,794         (728,038)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                (2,010)              --           (3,346)
  Realized Capital Gain**             (28,145)              --         (236,051)
--------------------------------------------------------------------------------
  Total Distributions                 (30,155)              --         (239,397)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                               31,923           23,192          158,712
  Issued in Lieu of Cash Distributions 30,155               --          239,397
  Redeemed                           (115,546)         (27,201)        (232,342)
--------------------------------------------------------------------------------
Net Increase (Decrease) from
  Capital Share Transactions          (53,468)          (4,009)         165,767
--------------------------------------------------------------------------------
  Total Increase (Decrease)          (280,366)          93,785         (801,668)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                 594,293          500,508        1,302,176
--------------------------------------------------------------------------------
  End of Period                      $313,927         $594,293         $500,508
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
  Issued                                2,890            1,664            8,493
  Issued in Lieu of Cash Distributions  2,369               --            9,260
  Redeemed                            (10,528)          (1,977)         (13,147)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares Outstanding                   (5,269)            (313)           4,606
================================================================================
 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes short-term gain distributions of $0, $0, and $6,877,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

======================================================================================================================
                                                                                           YEAR ENDED SEPTEMBER 30,
                                                       YEAR ENDED      OCT. 1 TO     ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      DEC. 31, 2002   DEC. 31, 2001*     2001     2000     1999     1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.37           $12.01   $35.14   $28.96   $24.33   $21.51
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .05              .01      .04     .080      .16      .16
  Net Realized and Unrealized Gain (Loss) on Investments   (4.97)            2.35   (16.73)   7.795     6.16     3.43
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       (4.92)            2.36   (16.69)   7.875     6.32     3.59
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.05)              --     (.09)   (.160)    (.16)    (.20)
  Distributions from Realized Capital Gains                 (.70)              --    (6.35)  (1.535)   (1.53)    (.57)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (0.75)              --    (6.44)  (1.695)   (1.69)    (.77)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 8.70           $14.37   $12.01   $35.14   $28.96   $24.33
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                              -35.89%           19.65%  -57.31%   28.25%   27.27%   17.37%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $314             $594     $501   $1,302     $953     $631
  Ratio of Total Expenses to Average Net Assets             0.41%          0.39%**    0.33%    0.31%    0.35%    0.39%
  Ratio of Net Investment Income to Average Net Assets      0.37%          0.28%**    0.18%    0.24%    0.59%    0.74%
  Portfolio Turnover Rate                                     49%              12%     136%      81%      50%      48%
----------------------------------------------------------------------------------------------------------------------

 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.
================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Alliance Capital Management L.P., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the year ended December 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $57,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.


D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended

December 31, 2002, these arrangements reduced expenses by $144,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $1,246,000 of ordinary income available for distribution. The portfolio had available realized losses of $400,594,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, and $21,653,000 through December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $123,178,000, consisting of unrealized gains of $2,683,000 on securities that had risen in value since their purchase and $125,861,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2002, the portfolio purchased $200,622,000 of investment securities and sold $275,705,000 of investment securities other than temporary cash investments.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

Vanguard Variable Insurance Fund--Growth Portfolio
SMALL COMPANY GROWTH Portfolio chairman's letter
================================================================================
Vanguard(R) Small Company Growth Portfolio

Small-company stocks endured a punishing 2002, with growth-oriented issues hit especially hard. The Small Company Growth Portfolio registered a -24.0% decline. In the toughest stock market since 1974, however, that disappointing result was a relative success. The portfolio outperformed the average return of small-capitalization growth funds and the return of the Russell 2000 Growth Index, extending its long-term advantage over its competitive standards. The portfolio's better relative results in 2002 reflected good investment decisions in the auto/transportation, health care, and technology sectors.

================================================================================
TOTAL RETURNS                                              JUNE 3, 1996* THROUGH
                                                               DECEMBER 31, 2002
                                                 -------------------------------
                                                  AVERAGE            FINAL VALUE
                                   YEAR ENDED      ANNUAL           OF A $10,000
                            DECEMBER 31, 2002      RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
SMALL COMPANY
  GROWTH PORTFOLIO                     -24.0%        9.2%                $17,869
Average Small-Cap
  Growth Fund**                        -29.7         1.8                  11,222
Russell 2000 Growth Index              -30.3        -4.1                   7,611
Wilshire 5000 Index                    -20.9         4.9                  13,736
--------------------------------------------------------------------------------
 *Portfolio inception.
**Derived from data provided by Lipper Inc.
================================================================================

     The results for your portfolio and its comparative standards over the past year and since the portfolio's June 1996 inception appear in the table above. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

BETTER STOCK SELECTION MADE THE DIFFERENCE IN 2002
Ever since the March 2000 bursting of the stock market bubble, growth stocks--both large and small--have fallen very hard. The past year was no exception. While small value stocks (those trading at low prices relative to measures such as earnings and book value), as measured by the Russell 2000 Value Index, returned a disappointing -11.4%, the small-growth segment--your portfolio's investment universe--lost -30.3%, almost three times as much.

     The Small Company Growth Portfolio sidestepped some of the damage by selecting the better-performing stocks in the technology, health care, and auto & transportation sectors. Each of these sectors posted declines, but your portfolio's losses were less than those of its benchmarks. The portfolio even managed to score positive returns in two sectors--"other energy" and integrated oils--though these holdings were too small to have much impact on performance. These relatively strong investment selections helped compensate for the Small Company Growth Portfolio's notably weak performance in the financial services sector.

RELATIVE SUCCESS ENHANCED LONG-TERM PERFORMANCE
The portfolio's competitive success in a very tough year enhanced its long-term record relative to comparative standards. Since its 1996 inception, the Small Company Growth Portfolio has negotiated the market's late-1990s run-up and the resulting decline with far more skill than the average small-company growth fund. During the period, your portfolio returned an average 9.2% per year, transforming a hypothetical initial investment of $10,000 into $17,869. The portfolio's average peer, by contrast, returned just 1.8% a year, turning $10,000 into $11,222. The Russell 2000 Growth Index actually declined, returning -4.1% a year from June 1996 through year-end 2002.

     Although it would be unreasonable to expect your portfolio to sustain such substantial outperformance in the future, the historical record indicates that the Small Company Growth Portfolio's pursuit of growth with a healthy respect for valuations can deliver competitive performance in a variety of markets.

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
Small-cap growth stocks account for a relatively modest proportion of the overall U.S. stock market, generally about 7% of assets. That figure can serve as a rough guideline for an appropriate weighting in a broadly diversified stock portfolio. Since its inception, the Small Company Growth Portfolio has proven to be an effective means of investing in this small, but dynamic, market segment.

     That said, the Small Company Growth Portfolio should probably account for an even smaller percentage of your overall assets. We advise investors to hold stock, bond, and money market portfolios in proportions suited to their goals and unique financial circumstances. Such a broadly diversified approach enhances your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual--and inevitable--recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

Adviser's Report                                  Small Company Growth Portfolio

The factors that weighed on equity markets in the first half of 2002 ameliorated slightly in the second half, most notably with the arrival of some hint of stability in corporate earnings. The relatively good earnings news, together with the fact that stock prices had continued lower, sparked a decent rally in the fourth quarter, especially in the depressed technology sector. The rebound paled, however, in comparison with the stock market's decline during the first three quarters, so 2002 wound up as a year of significant market decline.

     Our full-year return in the Small Company Growth Portfolio was -24.0%. This was actually less than the -30.3% decline in the Russell 2000 Growth Index.

PORTFOLIO REVIEW
In a year like the past one, it is not surprising to find more falling than rising stocks in a portfolio. For our portfolio, the number of "up" stocks declined from 37% of holdings in the first half of 2002 to 26% in the second half. During the fourth quarter alone, however, close to 55% of our stocks showed gains. (Granahan Investment Management manages about 90% of the portfolio's assets; Grantham, Mayo, Van Otterloo & Co. manages the balance.)

     Looking at the underlying earnings of the companies whose shares we hold, we did see an improving trend as the year progressed. Although over the full 12 months our companies' earnings declined, in the fourth quarter they showed a year-to-year improvement. For example, these companies in the technology sector showed recent earnings acceleration: Foundry (network switches), Hutchinson
Technology (suspension assemblies), Western Digital (disk drives), Verity (text-management software), and Packeteer (bandwidth-management software). In other sectors, examples included Mentor (specialty surgical items) and Henry Schein (dental distributor) in health care; Pixar (animation), Chico's FAS (retailer), and Shuffle Master (gaming devices) in the consumer-oriented sectors; Garmin (global positioning system products) in producer durables; and C.H. Robinson and Heartland Express in transportation.

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
================================================================================

SECTOR-BY-SECTOR REVIEW
A performance comparison with the benchmark shows that our stock selection had a positive impact in five industry groups, made little difference in five groups, and had a negative impact in two. Fortunately, our positive groups included three large ones: health care, technology, and consumer-oriented stocks, which together represent about 60% of the portfolio. For the full year, our top 15 contributors included 5 consumer stocks and 5 health care stocks. In the second six months alone, however, 8 of our top 15 contributors were in technology.

     The year's best gainers were PETsMART (pet product retailer that has made a successful turnaround), Expedia (online travel), DENTSPLY (dental products), and Mentor. Rounding out the top-five contributors was Garmin.

     PETsMART and Expedia more than offset some poorly performing consumer stocks, including PLATO Learning (educational software) and Aeropostale (teen retailer). Likewise, DENTSPLY and Mentor more than offset poor health care performers such as Transkaryotic (gene research) and Medarex (antibodies).

     Our stock selection also helped improve relative performance in the transportation and energy groups. In transportation, we benefited principally from our holdings in Heartland (trucking) and, to a lesser degree, in Tidewater (energy service boats). In energy, good performers included Unit Corp.
(exploration and production, contract drilling), St. Mary Land & Exploration (exploration and production), and Helmerich & Payne (contract drilling). These holdings offset poor performance by Hanover Compressor (equipment rental) and Core Laboratories (energy services).

     Performance in the materials & processing group was mixed, as gains in Valmont Industries (agriculture and other equipment) offset results from some decliners, such as Ag Services. And in the producer durables sector, our Garmin gain was offset by declines in Polycom (videoconferencing) and Mettler-Toledo (commercial instruments).

     Financial services and utilities were the two sectors in which our stock selections hurt us compared with the index. In the former, poor performers included GATX (leasing) and InterCept (electronic funds transfer services); while among utilities, CTC Communications (competitive local exchange carrier) and Touch America (fiber network) were a drag until we sold them.

OUTLOOK
There is little doubt that many of the factors, both economic and geopolitical, that weighed on the market a year ago are still of concern. However, if the recent signs of stabilization in corporate profits endure, then investors can make better assessments of where growth might be found. At the same time, while the level of stock prices is significantly lower than a year ago, stocks do not appear cheap on the basis of current earnings, especially if interest rates should increase from their low current levels. As we said, we have seen some recent improvement in the earnings of companies in our portfolio, although their earnings forecasts generally remain subdued.

     Looking ahead, the best prospects continue to be in well-managed companies with internally generated growth, as opposed to hopeful beneficiaries of a broad economic resurgence.

JOHN J. GRANAHAN, PORTFOLIO MANAGER
GARY C. HATTON, ASSISTANT PORTFOLIO MANAGER
JANE M. WHITE, ASSISTANT PORTFOLIO MANAGER
GRANAHAN INVESTMENT MANAGEMENT, INC.

JANUARY 21, 2003

PORTFOLIO PROFILE                                 SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                  COMPARATIVE     BROAD
                       PORTFOLIO       INDEX*   INDEX**
-------------------------------------------------------
Number of Stocks            523        1,278     5,668
Median Market Cap          $0.8B        $0.6B    $26.2B
Price/Earnings Ratio       31.7x        36.3x     22.5x
Price/Book Ratio            1.9x         2.3x      2.4x
Yield                       0.3%         0.8%      1.7%
Return on Equity           13.0%        14.2%     21.3%
Earnings Growth Rate       12.1%        12.3%      7.5%
Foreign Holdings            4.7%         0.0%      0.3%
Turnover Rate                58%          --        --
Expense Ratio              0.57%          --        --
Cash Investments            7.6%          --        --
-------------------------------------------------------
----------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Cree, Inc. (electronics)                                    1.5%
Heartland Express, Inc. (transportation)                    1.5
Jefferies Group, Inc. (securities brokers and services)     1.5
CONMED Corp. (medical)                                      1.5
Mentor Corp. (medical)                                      1.5
FLIR Systems, Inc. (electronics)                            1.4
Mettler-Toledo International Inc. (electronics)             1.4
Henry Schein, Inc. (medical)                                1.4
Garmin Ltd. (telecommunications)                            1.3
Regency Centers Corp. REIT (real estate)                    1.2
----------------------------------------------------------------
Top Ten                                                    14.2%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
--------------------------------------------------------
VOLATILITY MEASURES

                     COMPARATIVE                   BROAD
          PORTFOLIO       INDEX*    PORTFOLIO    INDEX**
--------------------------------------------------------
R-Squared      0.93         1.00         0.49       1.00
Beta           0.86         1.00         1.11       1.00
--------------------------------------------------------
--------------------------------
INVESTMENT FOCUS

STYLE - GROWTH
MARKET CAP - SMALL
--------------------------------
-----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                    COMPARATIVE       BROAD
                         PORTFOLIO       INDEX*     INDEX**
------------------------------------------------------------
Auto & Transportation         6.8%         2.5%         2.7%
Consumer Discretionary       24.5         19.8         14.9
Consumer Staples              1.1          2.4          7.5
Financial Services           12.8         17.6         22.4
Health Care                  17.6         19.0         14.1
Integrated Oils               0.0          0.0          3.7
Other Energy                  3.5          4.5          2.2
Materials & Processing        4.9          5.5          3.8
Producer Durables             8.5          8.0          4.0
Technology                   18.0         18.1         12.8
Utilities                     0.7          2.3          7.2
Other                         1.6          0.3          4.7
-------------------------------------------------------------
 *Russell 2000 Growth Index.
**Wilshire 5000 Index.
================================================================================

PERFORMANCE SUMMARY                               SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

================================================================================
CUMULATIVE PERFORMANCE JUNE 3, 1996-DECEMBER 31, 2002

         VVIF-SMALL CO   AVERAGE SMALL-CAP   RUSSELL 2000 GROWTH   WILSHIRE 5000
            GROWTH          GROWTH FUND             INDEX              INDEX
        --------------   -----------------   -------------------   -------------
6/3/1996    10,000            10,000               10,000              10,000
06/1996      9,530             9,530                9,530               9,944
09/1996      9,840             9,772                9,449              10,225
12/1996      9,751             9,723                9,474              10,931
03/1997      8,887             8,600                8,480              11,001
06/1997     10,062            10,230                9,969              12,859
09/1997     12,021            12,054               11,655              14,114
12/1997     11,045            11,130               10,701              14,351
03/1998     12,385            12,475               11,972              16,254
06/1998     11,448            11,975               11,284              16,570
09/1998      9,604             9,207                8,761              14,577
12/1998     11,923            11,579               10,832              17,713
03/1999     10,989            11,211               10,650              18,382
06/1999     13,110            12,977               12,221              19,816
09/1999     13,060            13,236               11,620              18,506
12/1999     19,236            18,831               15,500              21,886
03/2000     22,306            21,683               16,939              22,722
06/2000     22,735            20,466               15,690              21,703
09/2000     23,112            20,723               15,067              21,739
12/2000     22,275            17,899               12,023              19,493
03/2001     20,057            14,367               10,195              17,088
06/2001     23,435            16,580               12,028              18,365
09/2001     18,983            12,800                8,651              15,445
12/2001     23,521            15,967               10,914              17,356
03/2002     23,518            15,307               10,700              17,523
06/2002     20,746            12,909                9,021              15,313
09/2002     16,945            10,615                7,079              12,740
12/2002     17,869            11,222                7,611              13,736
================================================================================

--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2002
                                  --------------------------------   FINAL VALUE
                                        ONE     FIVE      SINCE     OF A $10,000
                                     YEAR    YEARS   INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
Small Company Growth Portfolio    -24.03%   10.10%        9.23%          $17,869
Average Small-Cap Growth Fund**   -29.72     0.16         1.77            11,222
Russell 2000 Growth Index         -30.26    -6.59        -4.07             7,611
Wilshire 5000 Index               -20.86    -0.87         4.95            13,736
--------------------------------------------------------------------------------
 *June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 50 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-DECEMBER 31, 2002

       SMALL COMPANY    RUSSELL 2000
     GROWTH PORTFOLIO   GROWTH INDEX
     ----------------   ------------
1996      -2.5             -5.3
1997      13.3             12.9
1998       7.9              1.2
1999      61.3             43.1
2000      15.8            -22.4
2001       5.6             -9.2
2002     -24.0            -30.3
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                      FOR                 WITHHELD            APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan         7,963,781,245          256,332,887                 96.9%
Charles D. Ellis        7,946,489,124          273,625,008                 96.7
Rajiv L. Gupta          7,946,786,965          273,327,166                 96.7
JoAnn Heffernan Heisen  7,949,272,990          270,841,142                 96.7
Burton G. Malkiel       7,936,550,788          283,563,344                 96.6
Alfred M. Rankin, Jr.   7,957,514,304          262,599,827                 96.8
J. Lawrence Wilson      7,943,399,420          276,714,712                 96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

- Change the portfolio's policy on investing in other mutual funds. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
    FOR                  AGAINST               ABSTAIN        APPROVED BY
--------------------------------------------------------------------------------
540,360,554            36,082,695             27,724,928          89.4%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================

FINANCIAL STATEMENTS                              SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
STATEMENT OF NET ASSETS

================================================================================
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (88.2%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (6.0%)
* Heartland Express, Inc.                          254,763               $ 5,837
  Tidewater Inc.                                   132,100                 4,108
  C.H. Robinson Worldwide, Inc.                    112,000                 3,494
* Aviall Inc.                                      351,500                 2,830
  Polaris Industries, Inc.                          46,400                 2,719
* RailAmerica, Inc.                                175,000                 1,255
  Thor Industries, Inc.                              9,000                   310
  Superior Industries International, Inc.            7,000                   289
  Oshkosh Truck Corp.                                4,500                   277
* Landstar System, Inc.                              4,400                   257
* J.B. Hunt Transport Services, Inc.                 8,200                   240
* EGL, Inc.                                         16,700                   238
  ArvinMeritor, Inc.                                13,100                   218
  Winnebago Industries, Inc.                         4,200                   165
  Airborne, Inc.                                    10,500                   156
* Atlantic Coast Airlines Holdings Inc.             10,100                   122
  Coachmen Industries, Inc.                          7,200                   114
* Gulfmark Offshore, Inc.                            6,200                    91
  Spartan Motors, Inc.                               6,600                    75
* Mesa Air Group Inc.                               15,100                    61
* Midwest Express Holdings, Inc.                     9,300                    50
  Quixote Corp.                                      2,400                    43
* Atlas Air Worldwide Holdings, Inc.                13,500                    20
                                                                      ----------
                                                                          22,969
                                                                      ----------
CONSUMER DISCRETIONARY (21.6%)
  ADVERTISING AGENCIES (0.4%)
  Harte-Hanks, Inc.                                 49,300                   920
* Lamar Advertising Co. Class A                     19,500                   656

  CABLE TELEVISION SERVICES (0.8%)
* Insight Communications Co., Inc.                 240,800                 2,981

  CASINO & Gambling (1.3%)
* Shuffle Master, Inc.                             138,100                 2,639
* MTR Gaming Group Inc.                            115,700                   921
* Boyd Gaming Corp.                                 25,900                   364
* Station Casinos, Inc.                             19,300                   342
* GTECH Holdings Corp.                               9,800                   273
* Isle of Capri Casinos, Inc.                       12,300                   163
* Ameristar Casinos, Inc.                            7,600                   107
* Aztar Corp.                                        6,800                    97
* Scientific Games Corp.                            11,400                    83

  COMMERCIAL INFORMATION SERVICES (0.6%)
* SOURCECORP, Inc.                                  63,000                 1,171
* Arbitron Inc.                                     24,000                   804
* Neoforma, Inc.                                    10,900                   130
* QRS Corp.                                         10,100                    67

  CONSUMER ELECTRONICS (0.7%)
* Register.com, Inc.                               209,800                   944
* PLATO Learning, Inc.                              93,000                   552
* Take-Two Interactive Software, Inc.               16,400                   385
* iVillage Inc.                                    393,600                   370
* United Online, Inc.                               22,200                   354

  CONSUMER PRODUCTS (0.4%)
  Blyth, Inc.                                       14,900                 $ 399
* Oakley, Inc.                                      18,600                   191
* The Nautilus Group, Inc.                          13,350                   178
  Matthews International Corp.                       7,500                   167
* The Topps Co., Inc.                               18,100                   157
* Racing Champions ERTL Corp.                       11,100                   152
* The Yankee Candle Co., Inc.                        8,600                   138

  COSMETICS (0.3%)
* Helen of Troy Ltd.                                50,000                   582
  Nu Skin Enterprises, Inc.                         40,000                   479

  EDUCATION-SERVICES (1.2%)
* Education Management Corp.                        38,000                 1,429
* DeVry, Inc.                                       61,200                 1,016
* Corinthian Colleges, Inc.                         25,100                   950
* Bright Horizons Family Solutions, Inc.            27,500                   773
* ITT Educational Services, Inc.                    15,800                   372
* University of Phoenix                              4,100                   147

  ENTERTAINMENT (0.9%)
* Pixar, Inc.                                       55,300                 2,930
* Hollywood Entertainment Corp.                     20,400                   308
* Movie Gallery, Inc.                               15,800                   205
  Dover Motorsports, Inc.                           12,200                    57

  HOTEL/MOTEL (0.4%)
  Intrawest Corp.                                  130,000                 1,612

  HOUSEHOLD FURNISHINGS (0.1%)
  American Woodmark Corp.                            3,900                   185
* Stanley Furniture Co., Inc.                        3,000                    70

  JEWELRY WATCHES & Gems (0.7%)
  Friedman's, Inc. Class A                         216,100                 1,876
  Tiffany & Co.                                     23,000                   550
* Fossil, Inc.                                      12,700                   258

  LEISURE TIME (1.0%)
* West Marine, Inc.                                192,000                 2,628
  Callaway Golf Co.                                 71,000                   941
* SCP Pool Corp.                                     5,550                   162
  Action Performance Cos., Inc.                      7,100                   135
* Bally Total Fitness Holding Corp.                 14,400                   102

  PUBLISHING--MISCELLANEOUS (0.2%)
* Scholastic Corp.                                  17,000                   611

  RADIO & Television Broadcasters (2.2%)
* Radio One, Inc. Class D                          152,300                 2,198
* Entravision Communications Corp.                 214,700                 2,143
* Emmis Communications, Inc.                        88,200                 1,837
* Entercom Communications Corp.                     14,500                   680
* Cox Radio, Inc.                                   28,000                   639
* Hearst-Argyle Television Inc.                     23,000                   554
* Sinclair Broadcast Group, Inc.                    17,500                   204
* World Wrestling Entertainment, Inc.                7,100                    57
* Spanish Broadcasting System, Inc.                  5,100                    37
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  RENT LEASE SERVICES (0.2%)
* Rent-A-Center, Inc.                               17,000                 $ 849

  RESTAURANTS (1.2%)
  Ruby Tuesday, Inc.                               126,200                 2,182
* Panera Bread Co.                                  18,000                   627
* Chicago Pizza & Brewery, Inc.                     84,000                   580
* P.F. Chang's China Bistro, Inc.                    8,300                   301
  Bob Evans Farms, Inc.                              8,700                   203
* Papa John's International, Inc.                    6,300                   176
* Rare Hospitality International Inc.                6,200                   171
  Applebee's International, Inc.                     6,800                   158
* Jack in the Box Inc.                               8,300                   144
* Ryan's Family Steak Houses, Inc.                  12,300                   140
* California Pizza Kitchen, Inc.                     4,800                   121

  RETAIL (5.3%)
* MarineMax, Inc.                                  317,000                 3,744
* Stage Stores, Inc.                               157,900                 3,322
* Finlay Enterprises, Inc.                         148,900                 1,796
* Chico's FAS, Inc.                                 58,600                 1,108
* BJ's Wholesale Club, Inc.                         60,000                 1,098
* AnnTaylor Stores Corp.                            38,300                   782
* FreeMarkets, Inc.                                110,000                   708
* MSC Industrial Direct Co., Inc. Class A           32,200                   572
* The Neiman Marcus Group, Inc. Class A             18,000                   547
* ValueVision Media, Inc.                           34,000                   509
  Claire's Stores, Inc.                             21,000                   463
* Pacific Sunwear of California, Inc.               22,950                   406
* GameStop Corp.                                    36,000                   353
* Tractor Supply Co.                                 7,800                   293
* Aeropostale, Inc.                                 27,050                   286
* Cost Plus, Inc.                                    9,900                   284
* Too Inc.                                          10,400                   245
  Fred's, Inc.                                       9,200                   236
* The Gymboree Corp.                                13,600                   216
  Pier 1 Imports Inc.                               11,400                   216
* Linens 'n Things, Inc.                             9,400                   212
* Sharper Image Corp.                               11,700                   204
* Urban Outfitters, Inc.                             8,300                   196
* Jo-Ann Stores, Inc. Class A                        8,000                   184
* Tuesday Morning Corp.                              8,400                   144
* Global Imaging Systems, Inc.                       7,800                   143
* J. Jill Group, Inc.                               10,200                   143
* Electronics Boutique Holdings Corp.                8,900                   141
* Men's Wearhouse, Inc.                              8,200                   141
* ShopKo Stores, Inc.                               10,700                   133
* Christopher & Banks Corp.                          6,000                   125
* Group 1 Automotive, Inc.                           5,200                   124
* Mothers Work, Inc.                                 3,200                   113
* Insight Enterprises, Inc.                         13,500                   112
* The Children's Place Retail Stores, Inc.           9,800                   104
* The Sports Authority, Inc.                        14,500                   102
* CSK Auto Corp.                                     9,100                   100
* Charming Shoppes, Inc.                            23,900                   100
* 1-800 CONTACTS, Inc.                               3,500                    97
* Restoration Hardware, Inc.                        17,800                    89
* Genesco, Inc.                                      4,700                    88
* The Buckle, Inc.                                   4,700                    85
* Whitehall Jewellers, Inc.                          6,400                    61
* Stein Mart, Inc.                                   8,300                    51
  Cato Corp. Class A                                 2,000                    43

  SERVICES--COMMERCIAL (3.0%)
  G & K Services, Inc. Class A                      69,300                 2,453
* The Corporate Executive Board Co.                 75,500                 2,410
* Monro Muffler Brake, Inc.                         75,300               $ 1,273
* FTI Consulting, Inc.                              15,000                   602
* Overture Services, Inc.                           20,400                   557
* Resources Connection, Inc.                        24,000                   557
* Labor Ready, Inc.                                 85,000                   546
* Weight Watchers International, Inc.               10,000                   460
* Kroll Inc.                                        21,700                   414
  Regis Corp.                                       13,800                   359
* Getty Images, Inc.                                10,700                   327
* Waste Connections, Inc.                            7,000                   270
* Pre-Paid Legal Services, Inc.                      6,900                   181
* Coinstar, Inc.                                     7,700                   174
* Teletech Holdings Inc.                            21,000                   152
* MemberWorks, Inc.                                  7,900                   142
* Spherion Corp.                                    18,800                   126
* Right Management Consultants, Inc.                 9,225                   122
* Forrester Research, Inc.                           7,600                   118
* Startek, Inc.                                      3,300                    91
* Pegasus Solutions Inc.                             7,900                    79
* MAXIMUS, Inc.                                      2,700                    70
* MPS Group, Inc.                                   11,300                    63
* Lightbridge, Inc.                                 10,100                    62
* APAC Teleservices, Inc.                           14,300                    33

  SHOES (0.2%)
* Kenneth Cole Productions, Inc.                     9,800                   199
* Steven Madden, Ltd.                                7,700                   139
  K-Swiss, Inc.                                      6,400                   139
* Timberland Co.                                     3,700                   132
* Skechers U.S.A., Inc.                             14,000                   119

  TEXTILE APPAREL MANUFACTURING (0.5%)
  Phillips-Van Heusen Corp.                        128,500                 1,485
* Quiksilver, Inc.                                  11,200                   299

  WHOLESALERS
* United Stationers, Inc.                            5,100                   147
                                                                      ----------
                                                                          82,603
                                                                      ----------
CONSUMER STAPLES (1.0%)
* Performance Food Group Co.                        44,500                 1,511
* Wild Oats Markets Inc.                            77,800                   803
* NBTY, Inc.                                        20,300                   357
  Dial Corp.                                        11,100                   226
  Sensient Technologies Corp.                        9,800                   220
  Universal Corp. (VA)                               4,400                   163
* Chiquita Brands International, Inc.               11,000                   146
* Boston Beer Co., Inc. Class A                      7,900                   113
* The Great Atlantic & Pacific Tea Co., Inc.         9,500                    77
  Nature's Sunshine Inc.                             7,500                    73
                                                                      ----------
                                                                           3,689
                                                                      ----------
FINANCIAL SERVICES (11.3%)
  Jefferies Group, Inc.                            134,500                 5,645
  Regency Centers Corp. REIT                       142,900                 4,630
  Legg Mason Inc.                                   81,200                 3,941
  Sun Communities, Inc. REIT                       104,000                 3,803
  Manufactured Home Communities, Inc. REIT         118,900                 3,523
  Glenborough Realty Trust, Inc. REIT              169,100                 3,013
  Prentiss Properties Trust REIT                    91,400                 2,585
  GATX Corp.                                       111,200                 2,538
* The Dun & Bradstreet Corp.                        65,000                 2,242
* Investment Technology Group, Inc.                 47,831                 1,069
* CheckFree Corp.                                   58,000                   928
  John H. Harland Co.                               30,000                   664
* BISYS Group, Inc.                                 34,000                   541
  New Century Financial Corp.                       17,200                   437
  New York Community Bancorp, Inc.                  14,300                   413
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
  Staten Island Bancorp, Inc.                       18,600                 $ 375
  Hilb, Rogal and Hamilton Co.                       9,100                   372
  UCBH Holdings, Inc.                                8,100                   344
  Chelsea Property Group REIT                        8,400                   280
  East West Bancorp, Inc.                            7,700                   278
  Texas Regional Bancshares, Inc.                    7,500                   266
  Doral Financial Corp.                              9,300                   266
  FactSet Research Systems Inc.                      8,300                   235
* eSPEED, Inc. Class A                              13,200                   224
  The South Financial Group, Inc.                   10,400                   215
* Silicon Valley Bancshares                         11,700                   213
  Dime Community Bancshares                         10,925                   209
  Community First Bankshares, Inc.                   7,600                   201
  R & G Financial Corp. Class B                      8,500                   198
* Southwest Bancorporation of Texas, Inc.            6,500                   187
  Connecticut Bancshares, Inc.                       4,600                   177
  Harbor Florida Bancshares, Inc.                    7,700                   173
* Triad Guaranty, Inc.                               4,700                   173
* CompuCredit Corp.                                 22,500                   159
  Westamerica Bancorporation                         3,900                   157
  Sandy Spring Bancorp, Inc.                         4,800                   151
  Hudson United Bancorp                              4,800                   149
  Student Loan Corp.                                 1,500                   147
  Prosperity Bancshares, Inc.                        7,700                   146
  Cathay Bancorp, Inc.                               3,700                   141
* Corrections Corp. of America REIT                  7,700                   132
  Irwin Financial Corp.                              8,000                   132
  Wintrust Financial Corp.                           4,100                   128
* Net.Bank, Inc.                                    13,100                   127
* Interactive Data Corp.                             9,100                   125
  First Financial Holdings, Inc.                     5,000                   124
  Independent Bank Corp. (MA)                        5,300                   121
  Umpqua Holdings Corp.                              6,100                   111
  Independent Bank Corp. (MI)                        3,596                   109
* PRG-Schultz International, Inc.                   11,300                   101
  Boston Private Financial Holdings, Inc.            4,900                    97
* NCO Group, Inc.                                    5,900                    94
* WFS Financial, Inc.                                3,700                    77
  Fidelity Bankshares, Inc.                          4,300                    77
  Novastar Financial, Inc. REIT                      2,400                    74
* InterCept, Inc.                                    3,700                    63
* S1 Corp.                                          12,700                    57
* Financial Federal Corp.                            2,000                    50
* World Acceptance Corp.                             5,000                    38
                                                                      ----------
                                                                          43,245
                                                                      ----------
HEALTH CARE (15.6%)
* CONMED Corp.                                     288,000                 5,642
  Mentor Corp.                                     144,300                 5,556
* Henry Schein, Inc.                               119,400                 5,373
  Bausch & Lomb, Inc.                              125,800                 4,529
* Regeneron Pharmaceuticals, Inc.                  189,400                 3,506
* Orthofix International NV                        123,000                 3,450
* Axcan Pharma Inc.                                288,000                 3,390
  DENTSPLY International Inc.                       82,500                 3,069
* Kensey Nash Corp.                                166,800                 3,047
* Vertex Pharmaceuticals, Inc.                     150,400                 2,384
* SICOR, Inc.                                      150,300                 2,382
* SkyePharma PLC ADR                               288,000                 1,944
  Arrow International, Inc.                         47,000                 1,911
* Beverly Enterprises, Inc.                        391,500                 1,116
* Lexicon Genetics Inc.                            235,300                 1,113
* Transkaryotic Therapies, Inc.                     93,200                   923
* Tularik, Inc.                                    105,700                   788
* Protein Design Labs, Inc.                         49,600                   422
* Covance, Inc.                                     16,000                   393
* Stericycle, Inc.                                  11,500                 $ 372
* Medarex, Inc.                                     91,300                   361
* Amylin Pharmaceuticals, Inc.                      18,400                   297
* Biosite Inc.                                       8,700                   296
* Pediatrix Medical Group, Inc.                      7,100                   284
* Mid Atlantic Medical Services, Inc.                8,300                   269
  Cooper Cos., Inc.                                 10,300                   258
* Accredo Health, Inc.                               7,200                   254
* Priority Healthcare Corp. Class B                 10,600                   246
* American Pharmaceuticals Partners, Inc.           13,000                   231
* Pharmaceutical Resources, Inc.                     7,700                   229
* DIANON Systems, Inc.                               4,400                   210
* American Medical Systems Holdings, Inc.           12,800                   207
* United Surgical Partners International, Inc.      12,900                   202
* Chattem, Inc.                                      9,800                   201
* INAMED Corp.                                       6,500                   200
* Immucor Inc.                                       9,700                   196
* Deltagen, Inc.                                   389,000                   187
* Cyberonics, Inc.                                  10,100                   186
* Scios, Inc.                                        4,700                   153
* AMERIGROUP Corp.                                   4,800                   145
* Odyssey Healthcare, Inc.                           4,100                   142
* eResearch Technology, Inc.                         8,300                   139
* Possis Medical Inc.                                7,600                   137
  Diagnostic Products Corp.                          3,400                   131
* Connetics Corp.                                   10,800                   130
  Hooper Holmes, Inc.                               21,100                   130
* PolyMedica Corp.                                   4,200                   130
* Endo Pharmaceuticals Holdings, Inc.               16,800                   129
* LabOne, Inc.                                       7,100                   126
* CorVel Corp.                                       3,500                   125
  Invacare Corp.                                     3,600                   120
* Albany Molecular Research, Inc.                    7,900                   117
* Hanger Orthopedic Group, Inc.                      8,600                   113
* Hologic, Inc.                                      9,200                   112
* aaiPharma Inc.                                     8,000                   112
* Sierra Health Services, Inc.                       9,100                   109
* Maxygen Inc.                                      13,400                   102
* MGI Pharma, Inc.                                  13,900                   101
* American Medical Security Group, Inc.              6,600                    92
* Array BioPharma Inc.                              16,500                    92
* VitalWorks Inc.                                   23,600                    91
* Enzo Biochem, Inc.                                 6,200                    87
* Ocular Sciences, Inc.                              5,300                    82
* SangStat Medical Corp.                             7,200                    81
* Vivus, Inc.                                       21,800                    81
* Centene Corp.                                      2,300                    77
* Allos Therapeutics Inc.                           10,000                    75
* Onyx Pharmaceuticals, Inc.                        12,900                    75
* AVI BioPharma, Inc.                               13,300                    67
* Osteotech, Inc.                                    9,600                    62
* Theragenics Corp.                                 14,700                    59
* Aksys, Ltd.                                        9,700                    51
* Gene Logic Inc.                                    7,900                    50
* Novoste Corp.                                      6,500                    47
* Exact Sciences Corp.                               3,800                    41
* Cepheid, Inc.                                      7,400                    38
* Aspect Medical Systems, Inc.                       9,100                    31
* Emisphere Technologies, Inc.                       6,400                    22
* EntreMed, Inc.                                    14,700                    13
                                                                      ----------
                                                                          59,441
                                                                      ----------
INTEGRATED OILS
Holly Corp.                                          6,800                   149
                                                                      ----------
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
OTHER ENERGY (3.1%)
* Unit Corp.                                       193,100               $ 3,582
  St. Mary Land & Exploration Co.                   95,000                 2,375
* Core Laboratories NV                             203,000                 2,304
  CARBO Ceramics Inc.                               34,400                 1,159
* Tesco Corp.                                       35,000                   413
  Patina Oil & Gas Corp.                            11,875                   376
* Denbury Resources, Inc.                           20,000                   226
* Houston Exploration Co.                            6,300                   193
  Vintage Petroleum, Inc.                           16,900                   178
* Oceaneering International, Inc.                    5,900                   146
* Westport Resources Corp.                           6,300                   131
* Stone Energy Corp.                                 3,900                   130
* Evergreen Resources, Inc.                          2,700                   121
* Prima Energy Corp.                                 5,200                   116
* Swift Energy Co.                                  11,600                   112
  Frontier Oil Corp.                                 4,600                    79
* PetroQuest Energy, Inc.                           16,900                    70
* Magnum Hunter Resources Inc.                      11,700                    70
* W-H Energy Services, Inc.                          4,500                    66
* Clayton Williams Energy, Inc.                      3,300                    40
                                                                      ----------
                                                                          11,887
                                                                      ----------
MATERIALS & Processing (4.3%)
* Trammell Crow Co.                                390,300                 3,513
* Dycom Industries, Inc.                           243,500                 3,226
  Valmont Industries, Inc.                         126,600                 2,456
* Ag Services of America, Inc.                     191,200                 1,377
* Jones Lang Lasalle Inc.                           87,900                 1,352
  Watsco, Inc.                                      40,000                   655
* Crown Cork & Seal Co., Inc.                       63,300                   503
  Ball Corp.                                         6,400                   328
* Owens-Illinois, Inc.                              17,700                   258
  MacDermid, Inc.                                   10,900                   249
  Olin Corp.                                        15,800                   246
  RPM International, Inc.                           15,800                   241
  Great Lakes Chemical Corp.                         8,300                   198
  Georgia Gulf Corp.                                 8,500                   197
* Steel Dynamics, Inc.                              16,000                   192
  Crompton Corp.                                    31,300                   186
* Simpson Manufacturing Co.                          5,600                   184
  IMC Global Inc.                                   17,000                   181
  Florida Rock Industries, Inc.                      4,500                   171
  A. Schulman Inc.                                   7,400                   138
* Airgas, Inc.                                       7,800                   135
  Hughes Supply, Inc.                                4,600                   126
* Griffon Corp.                                      6,500                    89
* Silgan Holdings, Inc.                              3,500                    86
* Allied Research Corp.                              4,200                    78
* Trex Co., Inc.                                     2,100                    74
  ElkCorp                                            2,800                    48
* Buckeye Technology, Inc.                           7,500                    46
                                                                      ----------
                                                                          16,533
                                                                      ----------
PRODUCER DURABLES (7.6%)
* Mettler-Toledo International Inc.                167,600                 5,373
* Garmin Ltd.                                      173,500                 5,084
* Palm Harbor Homes, Inc.                          240,853                 4,208
* Polycom, Inc.                                    207,400                 1,974
  Lindsay Manufacturing Co.                         89,850                 1,923
* Andrew Corp.                                     157,800                 1,622
* Plantronics, Inc.                                 74,100                 1,121
* Photronics Inc.                                   44,000                   603
* SpectraLink Corp.                                 73,800                   530
* MKS Instruments, Inc.                             29,500                   485
* Zygo Corp.                                        69,000                   482
* NVR, Inc.                                          1,400                   456
* DuPont Photomasks, Inc.                           17,000                 $ 395
* Hovnanian Enterprises Class A                     11,800                   374
* Itron, Inc.                                       19,100                   366
* LTX Corp.                                         52,500                   317
* AGCO Corp.                                        13,600                   301
  KB HOME                                            7,000                   300
  Standard Pacific Corp.                             9,800                   243
  Ametek Aerospace Products Inc.                     6,100                   235
  The Manitowac Co., Inc.                            8,200                   209
* Meritage Corp.                                     6,200                   209
* Beazer Homes USA, Inc.                             3,000                   182
  Engineered Support Systems, Inc.                   4,950                   181
  A.O. Smith Corp.                                   6,700                   181
* Dionex Corp.                                       5,400                   160
* Actuant Corp.                                      3,400                   158
* Electro Scientific Industries, Inc.                6,000                   120
* Rayovac Corp.                                      8,900                   119
* Headwaters Inc.                                    7,200                   112
  CTS Corp.                                         14,200                   110
  C & D Technologies, Inc.                           5,800                   102
  Cohu, Inc.                                         6,900                   101
* Asyst Technologies, Inc.                          12,200                    90
* Somera Communications, Inc.                       27,600                    75
* C-COR Electronics, Inc.                           21,200                    70
  Technitrol, Inc.                                   4,200                    68
  HEICO Corp.                                        5,000                    53
* Ladish Co., Inc.                                   5,700                    46
  General Cable Corp.                               11,400                    43
* Trikon Technologies, Inc.                          7,000                    35
                                                                      ----------
                                                                          28,816
                                                                      ----------
TECHNOLOGY (15.9%)
* Cree, Inc.                                       358,500                 5,861
* FLIR Systems, Inc.                               111,000                 5,417
* Hutchinson Technology, Inc.                      191,100                 3,956
* Monolithic System Technology, Inc.               319,000                 3,854
* Western Digital Corp.                            506,900                 3,239
* WebEx Communications, Inc.                       209,900                 3,149
* Maxtor Corp.                                     606,720                 3,070
* Red Hat, Inc.                                    411,500                 2,432
* Verity, Inc.                                     135,500                 1,814
* Trimble Navigation Ltd.                          139,978                 1,748
* Packeteer, Inc.                                  223,000                 1,530
* ManTech International Corp.                       75,700                 1,444
* Cray Inc.                                        178,700                 1,371
* Interland Inc.                                 1,019,000                 1,325
* Moldflow Corp.                                   151,000                 1,132
* EPIQ Systems, Inc.                                69,000                 1,057
* Foundry Networks, Inc.                           138,900                   978
* Caliper Technologies Corp.                       289,000                   867
  Black Box Corp.                                   19,100                   856
* Genesis Microchip Inc.                            56,000                   731
* Sybase, Inc.                                      49,400                   662
* Digitas Inc.                                     181,000                   626
* Sipex Corp.                                      166,000                   614
* Ulticom, Inc.                                     81,100                   607
* SonicWALL, Inc.                                  155,000                   563
* MSCi, Inc.                                       115,400                   548
* Concord Communications, Inc.                      47,300                   425
* Cognizant Technology Solutions Corp.               5,500                   397
* UTStarcom, Inc.                                   20,000                   397
* Netegrity, Inc.                                  120,000                   390
* Pinnacle Systems, Inc.                            27,100                   369
* Stratex Networks, Inc.                           161,500                   357
* Netscreen Technologies, Inc.                      20,500                   345
* Silicon Laboratories Inc.                         17,800                   340
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
* MICROS Systems, Inc.                              15,000                 $ 336
* Imation Corp.                                      9,500                   333
* JDA Software Group, Inc.                          32,000                   309
* Benchmark Electronics, Inc.                        9,800                   281
* Microtune, Inc.                                   84,000                   263
* SanDisk Corp.                                     12,800                   260
* Macromedia, Inc.                                  22,000                   234
  Inter-Tel, Inc.                                   11,000                   230
* Hyperion Solutions Corp.                           8,900                   228
* Brocade Communications Systems, Inc.              52,700                   218
* SeaChange International, Inc.                     32,800                   202
* PEC Solutions, Inc.                                6,300                   188
  Cubic Corp.                                       10,200                   188
* j2 Global Communications, Inc.                     9,800                   187
* OmniVision Technologies, Inc.                     11,900                   161
* Siliconix, Inc.                                    6,900                   161
* Newport Corp.                                     12,300                   154
* Fidelity National Information Solutions, Inc.      8,937                   154
* InVision Technologies, Inc.                        5,800                   153
* American Management Systems, Inc.                 11,600                   139
* Websense, Inc.                                     6,500                   139
* Iomega Corp.                                      17,600                   138
* Dendrite International, Inc.                      18,100                   135
* UNOVA, Inc.                                       22,400                   134
* OSI Systems Inc.                                   7,900                   134
* WatchGuard Technologies, Inc.                     20,900                   133
* Silicon Image, Inc.                               21,600                   130
* Herley Industries Inc.                             7,400                   129
* SPSS, Inc.                                         9,100                   127
* webMethods, Inc.                                  15,000                   123
* ScanSource, Inc.                                   2,500                   123
* Rambus Inc.                                       18,200                   122
* Ciber, Inc.                                       23,700                   122
* Digital River, Inc.                               10,100                   121
* ANSYS, Inc.                                        5,900                   119
* ESS Technology, Inc.                              17,600                   111
* CommScope, Inc.                                   13,900                   110
* DSP Group Inc.                                     6,800                   108
* Documentum, Inc.                                   6,500                   102
* Syntel, Inc.                                       4,800                   101
* Lexar Media, Inc.                                 15,500                    97
* Zomax Inc.                                        21,700                    92
* ScanSoft, Inc.                                    17,000                    88
* FileNET Corp.                                      7,200                    88
* Transaction Systems Architects, Inc.              13,100                    85
* RealNetworks, Inc.                                22,300                    85
* Manufacturers' Services Ltd.                      13,500                    75
* Computer Network Technology Corp.                 10,400                    74
* MetaSolv, Inc.                                    52,800                    72
* Answerthink Consulting Group, Inc.                24,800                    62
* Entrust, Inc.                                     17,400                    58
* Artisan Components, Inc.                           3,700                    57
* Dynamics Research Corp.                            3,900                    55
* Liberate Technologies, Inc.                       37,600                    54
* Supertex, Inc.                                     3,500                    52
* Nu Horizons Electronics Corp.                      8,700                    50
* RadiSys Corp.                                      5,800                    46
* Xicor, Inc.                                       12,100                    45
* PLX Technology, Inc.                              11,400                    45
* Kopin Corp.                                       11,200                    44
* QuadraMed Corp.                                   15,500                    41
* Kana Software, Inc.                               14,400                    28
* Trident Microsystems, Inc.                         6,700                    25
* Novadigm, Inc.                                     9,800                    23
* Harmonic, Inc.                                     9,800                    23
* Oak Technology, Inc.                               8,500                    23
                                                                      ----------
                                                                          60,798
                                                                      ----------
UTILITIES (0.6%)
* General Communication, Inc.                      269,600               $ 1,809
* Commonwealth Telephone Enterprises, Inc.           7,500                   269
* IDT Corp.                                          6,400                   111
* Boston Communications Group, Inc.                  8,700                   111
* US Unwired Inc.                                   13,800                     7
                                                                      ----------
                                                                           2,307
                                                                      ----------
OTHER (1.2%)
  Brunswick Corp.                                  200,800                 3,988
  Lennox International Inc.                         19,900                   250
  Lancaster Colony Corp.                             3,400                   133
  Walter Industries, Inc.                           12,200                   132
  GenCorp, Inc.                                     13,100                   104
* FMC Corp.                                          3,700                   101
                                                                      ----------
                                                                           4,708
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $396,460)                                                        337,145
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.8%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.56%, 1/8/2003                                $ 2,000                 2,000
Repurchase Agreements
  Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.21%, 1/2/2003--Note F                         14,478                14,478
    1.22%, 1/2/2003                                 44,130                44,130
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $60,607)                                                          60,608
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%)
  (Cost $457,067)                                                        397,753
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,558
Security Lending Collateral Payable to Brokers--Note F                  (14,478)
Other Liabilities                                                        (2,309)
                                                                      ----------
                                                                        (15,229)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 31,904,898 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $382,524
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                 $11.99
================================================================================
*See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.
*Non-income-producing security.
REIT--Real Estate Investment Trust.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 92.4% and 11.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.

================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                  $480,929                $15.07
Overdistributed Net Investment Income                (290)                 (.01)
Accumulated Net Realized Losses                   (38,475)                (1.20)
Unrealized Depreciation
  Investment Securities                           (59,314)                (1.86)
  Futures Contracts                                  (326)                 (.01)
--------------------------------------------------------------------------------
NET ASSETS                                       $382,524                $11.99
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.
================================================================================

STATEMENT OF OPERATIONS
================================================================================
                                                  SMALL COMPANY GROWTH PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 1,862
  Interest                                                                   740
  Security Lending                                                           153
--------------------------------------------------------------------------------
  Total Income                                                             2,755
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                690
    Performance Adjustment                                                   311
  The Vanguard Group--Note C
    Management and Administrative                                          1,388
    Marketing and Distribution                                                61
  Custodian Fees                                                              32
  Auditing Fees                                                               12
  Shareholders' Reports and Proxies                                           45
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Net Expenses                                                             2,540
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        215
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (36,043)
  Futures Contracts                                                      (1,894)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (37,937)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (90,349)
  Futures Contracts                                                        (799)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (91,148)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $(128,870)
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
================================================================================
SMALL COMPANY GROWTH PORTFOLIO

YEAR ENDED OCT. 1 TO YEAR ENDED DEC.  31, 2002 DEC.  31,  2001*  SEPT.  30, 2001
(000)                                 (000)                                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS Net Investment Income $ 215 $ 300 $ 3,228 Realized Net Gain (Loss) (37,937) 7,983 9,104 Change in Unrealized
Appreciation        (Depreciation)        (91,148)       85,314        (101,148)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations (128,870) 93,597 (88,816)
--------------------------------------------------------------------------------
DISTRIBUTIONS  Net Investment  Income (3,826) -- (3,627) Realized Capital Gain**
(16,578)                              --                               (126,815)
--------------------------------------------------------------------------------
Total           Distributions           (20,404)          --           (130,442)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1 Issued 95,293 26,413 131,688 Issued in Lieu of Cash Distributions 20,404 -- 130,442 Redeemed (77,424) (16,549) (132,434)
--------------------------------------------------------------------------------
Net Increase  (Decrease)  from Capital Share  Transactions  38,273 9,864 129,696
--------------------------------------------------------------------------------
Total      Increase       (Decrease)       (111,001)       103,461      (89,562)
--------------------------------------------------------------------------------
NET    ASSETS     Beginning     of    Period     493,525     390,064     479,626
--------------------------------------------------------------------------------
End         of         Period         $382,524         $493,525         $390,064
--------------------------------------------------------------------------------
1Shares  Issued  (Redeemed)  Issued  6,508  1,747  8,419  Issued in Lieu of Cash
Distributions    1,309   --   8,609    Redeemed    (5,944)    (1,123)    (8,790)
--------------------------------------------------------------------------------
Net   Increase    (Decrease)   in   Shares    Outstanding    1,873   624   8,238
================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes short-term gain distributions of $0, $0, and $85,283,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
================================================================================

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

====================================================================================================================================
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                      YEAR ENDED         OCT. 1 TO       -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     DEC. 31, 2002    DEC. 31, 2001*         2001          2000       1999        1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $16.43            $13.26       $22.66        $12.87     $ 9.53      $11.97
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      --               .01          .11           .17        .06         .06
  Net Realized and Unrealized Gain (Loss) on Investments  (3.80)             3.16        (3.40)         9.69       3.35       (2.46)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (3.80)             3.17        (3.29)         9.86       3.41       (2.40)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.12)               --         (.17)         (.07)      (.06)       (.04)
  Distributions from Realized Capital Gains                (.52)               --        (5.94)           --       (.01)         --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (0.64)               --        (6.11)         (.07)      (.07)       (.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.99            $16.43       $13.26        $22.66     $12.87      $ 9.53
====================================================================================================================================

TOTAL RETURN                                            --24.03%            23.91%      -17.87%        76.97%     35.98%     -20.10%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $383              $494         $390          $480       $168        $111
  Ratio of Total Expenses to Average Net Assets            0.57%           0.51%**        0.50%         0.46%      0.49%       0.42%
  Ratio of Net Investment Income to Average Net Assets     0.05%           0.27%**        0.71%         0.98%      0.58%       0.54%
  Portfolio Turnover Rate                                    58%               16%          73%          125%        85%        106%
====================================================================================================================================

  *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The portfolio uses Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, provide investment advisory services to the portfolio for fees calculated at an annual percentage rate of average net assets. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index and an index of the stocks held by the largest small-capitalization stock mutual funds. The basic fee of Grantham, Mayo, Van Otterloo is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index. Effective in 2003, performance fees paid to each adviser will begin to be based on performance relative to the Russell 2500 Growth Index. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis. For the year ended December 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $311,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.08% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $65,000 of ordinary income available for distribution. The portfolio had available realized losses of $38,759,000 to offset future net capital gains of $27,930,000 through December 31, 2010, and $10,829,000 through December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $59,314,000, consisting of unrealized gains of $34,147,000 on securities that had risen in value since their purchase and $93,461,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                            ------------------------------------
                                             Aggregate                Unrealized
                          Number of         Settlement              Appreciation
Futures Contracts    Long Contracts              Value            (Depreciation)
--------------------------------------------------------------------------------
Russell 2000 Index               85            $16,286                    $(326)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

E. During the year ended December 31, 2002, the portfolio purchased $260,099,000 of investment securities and sold $235,481,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at December 31, 2002, was $13,368,000, for which the portfolio held cash collateral of $14,478,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

INTERNATIONAL Portfolio chairman's letter
Vanguard(R) International Portfolio

During 2002, there was no escape from the tough U.S. stock market in foreign climes. The International Portfolio lost -17.3% of its value, a slightly worse return than that of the average international fund (-16.7%) and the performance of two broad Morgan Stanley Capital International indexes. The portfolio's relative shortfalls reflect specific stock-selection issues, as well as a decision to keep a smaller weighting in Japanese stocks and a larger weighting in European issues. Neither market did well, but Japanese stocks held up a little better.

================================================================================
TOTAL RETURNS                                              JUNE 3, 1994* THROUGH
                                                               DECEMBER 31, 2002
                                                  ------------------------------
                                                    AVERAGE          FINAL VALUE
                                    YEAR ENDED       ANNUAL         OF A $10,000
                             DECEMBER 31, 2002       RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
International Portfolio                 -17.3%         3.2%              $13,053
Average International Fund**            -16.7          1.1                10,954
MSCI EAFE Index                         -15.9          0.3                10,259
MSCI All Country World
  Index Free ex USA                     -14.7          0.5                10,438
--------------------------------------------------------------------------------
*Portfolio inception. **Derived from data provided by Lipper Inc.
================================================================================

     The results for your portfolio and its comparative standards over the past year and since the portfolio's June 1994 inception appear in the table above. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

MISSTEPS IN 2002 CENTERED ON THREE SECTORS AND JAPAN
Many of the same problems that have plagued the U.S. stock market since March 2000 have surfaced overseas. Information technology and telecommunications stocks, which turned in strong results in the late 1990s, have fallen sharply. Capital investment has been scarce, pinching the sectors' profits, and badly bruised investors have refocused their attention on stock valuations. Weak stock markets have also hurt the financial services industry, both in the United States and abroad. During 2002, in fact, the performances in these three industry sectors accounted for almost 8 percentage points of the International Portfolio's -17.3% decline.

     The portfolio also sustained sharp losses in consumer discretionary stocks.

     Your portfolio's competitors struggled with the same challenges, but on average, derived some benefit from their decision to allocate a slightly greater percentage of assets to Japanese stocks and a slightly lower percentage to the harder-hit European markets.

RECORD SHOWS SURER FOOTING OVER THE LONG TERM
Over time, the International Portfolio's decisions have been right more often than wrong. Since its 1994 inception, the portfolio has returned an average of 3.2% per year, 2.1 percentage points more than its average rival and almost 3 full percentage points more than the MSCI Europe, Australasia, Far East (EAFE) Index, a measure of the world's developed markets.

     In its record versus competitors, the portfolio has been aided by its extremely low costs. During 2002, the portfolio had an expense ratio (annual operating costs as a percentage of average net assets) of 0.53%; the average competitor charged 1.70%--a 1.17- percentage-point difference that comes directly out of returns. (Both figures exclude insurance charges.)

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
The past seven-and-a-half years have been a difficult period for international investing, but we continue to believe that a modest allocation to international stocks--no more than 20% of your stock portfolio--will provide meaningful benefits over time.

     Investors who choose international stocks should do so within a broader portfolio of stock, bond, and money market portfolios in proportions suited to their goals and unique financial circumstances. Such a broadly diversified approach enhances your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual-- and inevitable--recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

================================================================================
NOTICE TO SHAREHOLDERS
The board of trustees of Vanguard Variable Insurance Fund recently announced the addition of Baillie Gifford Overseas Ltd., a Scotland-based investment management firm, to the International Portfolio's investment advisory team. The addition became effective on February 6, 2003. Under the new multimanager structure, Baillie Gifford will manage 20% to 25% of the portfolio's assets; Schroder Investment Management North America Inc., which has managed the fund since its inception, will be responsible for the balance of the portfolio's assets. The portfolio's investment objective and policies will not change.
================================================================================

Report from the Adviser                                  International Portfolio

The International Portfolio fell by -17.3% in 2002, which was worse than the returns of the MSCI EAFE Index (-15.9%) and the average international fund (-16.7%).

     The past year was marked by great volatility and danger. The key to good performance was either to hide in Japan, where sentiment was already very depressed, or avoid the many companies whose stocks crashed. We did not hide in Japan, and suffered a small number of big disappointments among our stock investments.

THE INVESTMENT ENVIRONMENT
It is self-evident that 2002 was a year of negative surprises, and stocks were not priced to withstand them. The problems are well known, and indeed many were expected, but their confluence destroyed investor confidence generally: the dependence of the global economy on its largest constituent, the increasingly debt-burdened U.S. consumer; the structural weakness of the second- and third-largest economies in the world, Japan and Germany; deflationary forces blowing in from lower-wage countries to threaten the higher-value-added industries in developed economies; mistrust of corporate managements; and, finally, the twin threats of terrorism and war with Iraq.

     By year-end, few of the problems had been resolved, but at least stocks are valued much more cheaply now. Moreover, the normal cyclical process of corporate retrenchment and restructuring is well under way, which is the harbinger of recovery. But the larger political and economic problems also need to be perceived as solvable, which is not yet the case. One trend that emerged in 2002 was a weakening of the U.S. dollar, which declined 10% against the Japanese yen and 15% against the euro. The dollar's decline, which seems overdue, should help international stocks relative to U.S. stocks.

OUR SUCCESSES
In a miserable year for stocks, two important strategic decisions made money for the portfolio. First, our strong preference for technology companies based in the developing Asian countries (Korea, Taiwan, and India) paid off handsomely, particularly with the 25% rise in Samsung Electronics, our third-largest holding a year ago. Second, our decision to hedge out of all Japanese yen, initially to dollars but subsequently to euros, reduced losses from Japanese stock investments to almost nothing.

     Finally, although the portfolio's performance was hurt by the -31% fall in ING, the Dutch insurance company that was our largest holding a year ago, this loss was substantially offset by the decision to invest much of the remainder of our financial-sector exposure in European retail banks. In aggregate, they made money for the portfolio.

OUR FAILURES
The past year's unpleasant surprises were in some cases the result of concealment by management, but mostly they arose from business models found wanting in the extremely tough environment. Ten of our holdings declined in value by half, destroying 6% of the value of the portfolio. A single stock--Vivendi Universal--accounted for much of this decline, as the French media company's policy of aggressive expansion ended in near-bankruptcy. Vivendi was one of our larger positions a year ago. Another large holding of that time that damaged performance was Suez, the French utility (-41%), which was caught with excessive debt and nasty losses in Argentina and Brazil. Finally, a big bet that failed us was our decision not to own oil stocks, which proved to be a refuge in 2002.

THE PORTFOLIO'S POSITIONING
The current stance of the portfolio reflects the consensus expectation of a subnormal economic recovery in Europe and the United States, continued stagnation in Japan, and the probability of good growth in the rest of Asia. This is reflected in the modest size (for this stage of the economic cycle) of our exposure to industrial cyclical stocks, wherein I include oil stocks. We have invested 18% of the portfolio in these sectors; a passively managed fund would probably have closer to 35% there. We continue to own almost no oil stocks, anticipating that oil prices must at some stage fall back below $20 per barrel, an outcome that ironically would be expedited by a war in Iraq.

     By contrast, we retain approximately 30% of the portfolio in defensive growth stocks, and it is here that some of our

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
================================================================================
new buying is taking place. Several growth stocks have been damaged by accounting concerns or fears of slower future growth, and are now substantially oversold.

     We remain cautious about domestic growth prospects in Japan, but are keenly watching for any quickening of the pace of reform. There are well-managed companies in Japan that we like, and 15% of the portfolio is invested there, but we retain a partial hedge from yen to euros, believing that the yen should weaken further.

     Finally, we have about 13% of the portfolio invested in the smaller Asian countries and will increase this stake as we consider it appropriate to take more risk.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

JANUARY 21, 2003

PORTFOLIO PROFILE                                        INTERNATIONAL PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

================================================================================
PORTFOLIO CHARACTERISTICS
                              COMPARATIVE    BROAD
                    PORTFOLIO      INDEX*  INDEX**
---------------------------------------------------
Number of Stocks         124        1,000    1,756
Turnover Rate             37%          --       --
Expense Ratio           0.53%          --       --
Cash Investments         5.0%          --       --
---------------------------------------------------
------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                                COMPARATIVE      BROAD
                      PORTFOLIO      INDEX*    INDEX**
------------------------------------------------------
EUROPE
United Kingdom            24.0%       27.7%     24.5%
France                    15.7         9.1       7.9
Netherlands                8.3         5.6       4.9
Switzerland                7.1         8.1       7.0
Ireland                    3.5         0.7       0.6
Sweden                     2.8         1.9       1.7
Italy                      2.1         3.9       3.4
Denmark                    1.4         0.7       0.6
Germany                    1.0         5.8       5.0
Spain                      0.9         3.3       2.8
Finland                    0.9         2.0       1.7
Belgium                    0.8         1.0       0.9
Greece                     0.3         0.4       0.3
Austria                    0.3         0.2       0.1
Luxembourg                  --         0.1       0.1
Norway                      --         0.5       0.4
Portugal                    --         0.4       0.3
------------------------------------------------------
Subtotal                  69.1%       71.4%     62.2%
------------------------------------------------------
PACIFIC
Japan                     15.3%       21.2%     18.3%
Hong Kong                  3.5         1.7       1.9
Singapore                  1.7         0.8       0.7
Australia                   --         4.7       4.1
New Zealand                 --         0.2       0.2
------------------------------------------------------
Subtotal                  20.5%       28.6%     25.2%
------------------------------------------------------
EMERGING MARKETS
South Korea               6.0%          --       1.9%
Taiwan                    1.8           --       1.1
Mexico                    1.7           --       0.7
Other Emerging Markets    0.9           --       4.1
------------------------------------------------------
Subtotal                 10.4%          --       7.8%
------------------------------------------------------
Other                      --           --       4.8%
------------------------------------------------------
Total                   100.0%       100.0%    100.0%
------------------------------------------------------

------------------------------------------------------
VOLATILITY MEASURES

                      COMPARATIVE               BROAD
           PORTFOLIO       INDEX*  PORTFOLIO  INDEX**
------------------------------------------------------
R-Squared       0.92         1.00       0.93     1.00
Beta            1.04         1.00       1.02     1.00
------------------------------------------------------
-------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Samsung Electronics Co., Ltd. (electronics)              4.0%
ING Groep NV (insurance)                                 3.9
Nestle SA (Registered) (food, beverage, and tobacco)     3.0
Vodafone Group PLC (cellular telecommunications)         2.7
Royal Bank of Scotland Group PLC (banking)               2.4
Allied Irish Banks PLC (banking)                         2.3
Suez SA (utilities)                                      2.0
Ricoh Co. (computer hardware)                            2.0
Takeda Chemical Industries Ltd. (pharmaceuticals)        2.0
HBOS PLC (banking)                                       1.9
-------------------------------------------------------------
Top Ten                                                 26.2%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
-------------------------
ALLOCATION BY REGION

PACIFIC - 21%
EMERGING MARKETS - 10%
EUROPE - 69%
--------------------------

---------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                   COMPARATIVE      BROAD
                        PORTFOLIO       INDEX*    INDEX**
---------------------------------------------------------
Consumer Discretionary      16.0%        13.1%      12.3%
Consumer Staples             6.5          9.5        8.9
Energy                       1.0          9.7       10.0
Financials                  27.2         23.9       24.1
Health Care                  7.0         10.4        9.3
Industrials                 12.6          8.4        8.1
Information Technology      13.5          6.0        6.9
Materials                    5.4          6.5        7.9
Telecommunication Services   6.1          7.5        7.7
Utilities                    2.7          5.0        4.8
Other                        2.0          0.0        0.0
---------------------------------------------------------
 *MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
================================================================================

Performance Summary                                      International Portfolio
                                                         As of December 31, 2002

================================================================================
CUMULATIVE PERFORMANCE JUNE 3, 1994-DECEMBER 31, 2002

         VVIF-INTERNATIONAL   AVERAGE INTERNATIONAL  MSCI EAFE   MSCI AC WORLD
                                       FUND            INDEX   INDEX FREE EX USA
         ------------------   ---------------------  --------- -----------------
6/3/1994       10,000                10,000            10,000       10,000
06/1994         9,990                 9,990             9,990        9,990
09/1994        10,310                10,316            10,000       10,234
12/1994        10,159                 9,941             9,898        9,979
03/1995        10,138                 9,757            10,082       10,010
06/1995        10,883                10,109            10,155       10,211
09/1995        11,466                10,648            10,579       10,594
12/1995        11,773                10,876            11,007       10,971
03/1996        12,447                11,326            11,325       11,329
06/1996        12,926                11,672            11,504       11,556
09/1996        12,998                11,645            11,490       11,516
12/1996        13,492                12,158            11,673       11,703
03/1997        13,768                12,313            11,490       11,675
06/1997        15,706                13,602            12,981       13,190
09/1997        15,409                13,810            12,889       13,069
12/1997        13,943                12,819            11,880       11,942
03/1998        15,777                14,707            13,628       13,574
06/1998        15,973                14,715            13,772       13,373
09/1998        14,063                12,339            11,815       11,351
12/1998        16,569                14,448            14,256       13,669
03/1999        16,415                14,675            14,454       13,993
06/1999        17,174                15,392            14,821       14,646
09/1999        17,152                15,788            15,472       15,144
12/1999        20,775                19,894            18,100       17,894
03/2000        22,165                20,055            18,081       18,034
06/2000        21,533                18,867            17,364       17,298
09/2000        19,488                17,488            15,964       15,888
12/2000        19,384                16,790            15,535       15,194
03/2001        17,037                14,468            13,406       13,197
06/2001        16,642                14,333            13,266       13,180
09/2001        14,002                12,079            11,409       11,234
12/2001        15,775                13,145            12,204       12,232
03/2002        15,847                13,385            12,266       12,433
06/2002        15,186                12,876            12,006       12,104
09/2002        12,068                10,337             9,637        9,767
12/2002        13,053                10,954            10,259       10,438
================================================================================

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 2002
                              -------------------------------        FINAL VALUE
                                    ONE     FIVE       SINCE        OF A $10,000
                                   YEAR    YEARS   INCEPTION*         INVESTMENT
--------------------------------------------------------------------------------
International Portfolio         -17.25%   -1.31%       3.15%             $13,053
Average International Fund**    -16.67    -3.10        1.07               10,954
MSCI EAFE Index                 -15.94    -2.89        0.30               10,259
MSCI All Country World Index
  Free ex USA                   -14.67    -2.66        0.50               10,438
--------------------------------------------------------------------------------
 *June 3, 1994.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 60 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1994-DECEMBER 31, 2002

      INTERNATIONAL   MSCI EAFE
        PORTFOLIO      INDEX
      -------------  ----------
1994       1.6         -1.0
1995      15.9         11.2
1996      14.6          6.0
1997       3.3          1.8
1998      18.8         20.0
1999      25.4         27.0
2000      -6.7        -14.2
2001     -18.6        -21.4
2002     -17.3        -15.9
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

- Elect trustees for the portfolio.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                           FOR             WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan         7,963,781,245          256,332,887                 96.9%
Charles D. Ellis        7,946,489,124          273,625,008                 96.7
Rajiv L. Gupta          7,946,786,965          273,327,166                 96.7
JoAnn Heffernan Heisen  7,949,272,990          270,841,142                 96.7
Burton G. Malkiel       7,936,550,788          283,563,344                 96.6
Alfred M. Rankin, Jr.   7,957,514,304          262,599,827                 96.8
J. Lawrence Wilson      7,943,399,420          276,714,712                 96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

- Change the portfolio's policy on investing in other mutual funds. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
FOR                      AGAINST                 ABSTAIN          APPROVED BY
--------------------------------------------------------------------------------
295,110,834            15,419,977              11,222,479            91.7%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.
================================================================================

FINANCIAL STATEMENTS                                     INTERNATIONAL PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL PORTFOLIO                             SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.0%)
--------------------------------------------------------------------------------
AUSTRIA (0.3%)
* Telekom Austria AG                                56,050                 $ 568
                                                                      ----------
BELGIUM (0.8%)
  UCB SA                                            28,000                   881
  Groupe Bruxelles Lambert SA                       17,000                   696
                                                                      ----------
                                                                           1,577
                                                                      ----------
CHINA (0.2%)
* China Mobile (Hong Kong) Ltd.                    183,000                   435
                                                                      ----------
DENMARK (1.3%)
  Novo Nordisk A/S B Shares                         61,000                 1,762
* ISS A/S                                           29,543                 1,064
                                                                      ----------
                                                                           2,826
                                                                      ----------
FINLAND (0.9%)
  Nokia Oyj                                        117,000                 1,860
                                                                      ----------
FRANCE (14.9%)
  Suez SA                                          243,000                 4,218
  BNP Paribas SA                                    91,000                 3,708
  L'Air Liquide SA (Registered)                     27,600                 3,640
  Vivendi Universal SA                             207,000                 3,343
  Lafarge SA                                        39,000                 2,938
  Thales SA                                         94,000                 2,489
  Societe Generale Class A                          37,500                 2,184
  Sanofi-Synthelabo SA                              32,500                 1,987
  Schneider Electric SA                             35,000                 1,656
  Vivendi Environnement                             49,000                 1,142
  Etablissements Economiques du Casino
    Guichard-Perrachon SA Pfd.                      19,000                 1,036
  Publicis Groupe SA                                48,000                 1,017
  Sodexho Alliance SA                               38,000                   877
  STMicroelectronics NV                             30,000                   588
  PSA Peugeot Citroen                               11,000                   449
* JCDecaux SA                                       11,000                   133
                                                                      ----------
                                                                          31,405
                                                                      ----------
GERMANY (0.9%)
* Degussa AG                                        52,000                 1,336
  Bayerische Motoren Werke AG                       21,000                   637
                                                                      ----------
                                                                           1,973
                                                                      ----------
GREECE (0.3%)
  Greek Organization of Football Prognostics        64,000                   678
                                                                      ----------
HONG KONG (3.4%)
  Swire Pacific Ltd. A Shares                      468,500                 1,790
  Sun Hung Kai Properties Ltd.                     202,000                 1,197
  Wharf Holdings Ltd.                              451,000                   850
  Johnson Electric Holdings Ltd.                   729,500                   800
  Television Broadcasts Ltd.                       235,167                   742
  Esprit Holdings Ltd.                             400,000                   675
  Li & Fung Ltd.                                   700,000                   664
  Cheung Kong Holdings Ltd.                         53,000                   345
                                                                      ----------
                                                                           7,063
                                                                      ----------
INDIA (0.2%)
  Infosystec Warrants Exp. 11/05/2004                5,100                   507
                                                                      ----------
INDONESIA (0.4%)
  PT Gudang Garam Tbk                              411,154                   381
  PT Hanjaya Mandala Sampoerna Tbk                 860,000                   356
                                                                      ----------
                                                                             737
                                                                      ----------
IRELAND (3.3%)
  Allied Irish Banks PLC                           364,285               $ 4,916
  Bank of Ireland                                  193,123                 1,982
                                                                      ----------
                                                                           6,898
                                                                      ----------
ITALY (2.0%)
  Italgas SpA                                      153,000                 2,081
  Telecom Italia SpA                               233,000                 1,768
* Olivetti SpA                                     346,000                   353
                                                                      ----------
                                                                           4,202
                                                                      ----------
JAPAN (14.6%)
  Ricoh Co.                                        253,000                 4,151
  Takeda Chemical Industries Ltd.                   99,000                 4,138
  East Japan Railway Co.                               750                 3,722
  Fuji Photo Film Co., Ltd.                         97,000                 3,163
  Mabuchi Motor Co.                                 32,900                 3,027
  Mitsui & Co., Ltd.                               630,000                 2,941
  Murata Manufacturing Co., Ltd.                    35,000                 1,371
  Sankyo Co., Ltd.                                  48,900                 1,218
  Nippon Unipac Holding                                260                 1,128
  Bridgestone Corp.                                 75,000                   929
  Sumitomo Electric Industries Ltd.                141,000                   914
  Rohm Co., Ltd.                                     6,500                   828
  Nippon Television Network Corp.                    4,540                   677
  NGK Spark Plug Co.                                88,000                   569
  Hirose Electric Co., Ltd.                          6,700                   511
  Omron Corp.                                       34,000                   501
  SMC Corp.                                          5,300                   498
  Alps Electric Co., Ltd.                           33,000                   364
                                                                      ----------
                                                                          30,650
                                                                      ----------
MEXICO (1.6%)
* Grupo Financiero BBVA Bancomer,
    SA de CV Class B                             1,660,941                 1,256
  Telefonos de Mexico SA Class L ADR                37,700                 1,206
  Cemex SA de CV ADR                                20,863                   449
  America Movil SA de CV Series L ADR               31,000                   445
                                                                      ----------
                                                                           3,356
                                                                      ----------
NETHERLANDS (7.9%)
  ING Groep NV                                     490,000                 8,299
  TPG NV                                           151,000                 2,448
  Wolters Kluwer NV                                107,000                 1,864
  Buhrmann NV                                      245,000                 1,070
  Koninklijke Numico NV                             76,027                   957
* ASML Holding NV                                   91,000                   760
  Koninklijke (Royal) Philips Electronics NV        39,000                   683
  Oce NV                                            33,275                   367
* Getronics NV                                     224,000                   136
                                                                      ----------
                                                                          16,584
                                                                      ----------
SINGAPORE (1.6%)
  United Overseas Bank Ltd.                        160,000                 1,088
  Singapore Technologies Engineering Ltd.          842,000                   801
  Singapore Press Holdings Ltd.                     61,138                   641
  City Developments Ltd.                           194,000                   465
  Great Eastern Holdings Ltd.                       84,000                   412
  Haw Par Brothers International Ltd.                6,541                    12
                                                                      ----------
                                                                           3,419
                                                                      ----------
SOUTH KOREA (5.7%)
  Samsung Electronics Co., Ltd.                     31,577                 8,360
* Kookmin Bank                                      60,000                 2,125
* Shinhan Financial Group Ltd.                      83,000                   868
* Koram Bank                                       103,000                   643
                                                                      ----------
                                                                          11,996
                                                                      ----------
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL PORTFOLIO                             SHARES                 (000)
--------------------------------------------------------------------------------
SPAIN (0.8%)
  Bankinter SA                                      72,000               $ 1,784
                                                                      ----------
SWEDEN (2.6%)
  Svenska Handelsbanken AB A Shares                158,000                 2,103
  Electrolux AB Series B                            83,000                 1,310
  Assa Abloy AB                                     97,000                 1,108
  Skandinaviska Enskilda Banken AB A Shares        123,000                 1,023
                                                                      ----------
                                                                           5,544
                                                                      ----------
SWITZERLAND (6.8%)
  Nestle SA (Registered)                            29,300                 6,209
  Syngenta AG                                       46,000                 2,663
  Cie. Financiere Richemont AG                      81,000                 1,511
  Credit Suisse Group (Registered)                  65,000                 1,410
  Swiss Re (Registered)                             16,000                 1,050
  Adecco SA (Registered)                            26,000                 1,019
  Novartis AG (Registered)                          10,000                   365
                                                                      ----------
                                                                          14,227
                                                                      ----------
TAIWAN (1.7%)
* United Microelectronics Corp.                  3,224,600                 1,957
  Ambit Microsystems Corp.                         241,300                   784
* Siliconware Precision Industries Co.             880,000                   428
* Taiwan Semiconductor Manufacturing Co., Ltd.     302,500                   371
                                                                      ----------
                                                                           3,540
                                                                      ----------
UNITED KINGDOM (22.8%)
  Vodafone Group PLC                   3,122,000                           5,692
  Royal Bank of Scotland Group PLC       209,000                           5,007
  HBOS PLC                               373,000                           3,933
  Standard Chartered PLC                 310,000                           3,523
  Compass Group PLC                      651,000                           3,459
  Kingfisher PLC                         904,000                           3,238
  AstraZeneca Group PLC                   85,500                           3,056
  Reckitt Benckiser PLC                  104,000                           2,018
  BP PLC                                 287,000                           1,973
  Tesco PLC                              611,000                           1,908
  BT Group PLC                           510,000                           1,601
  IMI PLC                                342,000                           1,445
  Smith & Nephew PLC                     228,000                           1,397
  Dixons Group PLC                       591,000                           1,380
  Bunzl PLC                              225,000                           1,376
  Provident Financial PLC                129,000                           1,234
* British Sky Broadcasting Group PLC     103,000                           1,060
  GKN PLC                                305,000                             986
  Abbey National PLC                     105,000                             876
  BAA PLC                                106,000                             860
  Electrocomponents PLC                  164,000                             758
* ARM Holdings PLC                       687,897                             532
* Celltech Group PLC                      75,000                             417
  Bodycote International PLC             171,000                             226
  MyTravel Group PLC                     203,300                              63
                                                                      ----------
                                                                          48,018
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $243,686)                                                        199,847
--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.21%, 1/2/2003--Note F                           $5,702               $ 5,702
  1.22%, 1/2/2003                                    7,500                 7,500
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $13,202)                                                          13,202
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (Cost $256,888)                                                        213,049
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      3,399
Security Lending Collateral Payable to Brokers--Note F                   (5,702)
Other Liabilities                                                          (386)
                                                                      ----------
                                                                         (2,689)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 21,756,762 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $210,360
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                  $9.67
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                  $281,618                $12.94
Undistributed Net Investment Income                 3,021                   .14
Accumulated Net Realized Losses                   (31,516)                (1.45)
Unrealized Appreciation (Depreciation)
  Investment Securities                           (43,839)                (2.01)
  Foreign Currencies and Forward Currency Contracts 1,076                   .05
--------------------------------------------------------------------------------
NET ASSETS                                       $210,360                 $9.67
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.
================================================================================

STATEMENT OF OPERATIONS
================================================================================
                                                         INTERNATIONAL PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                             $ 4,360
  Interest                                                                   154
  Security Lending                                                           100
--------------------------------------------------------------------------------
  Total Income                                                             4,614
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                                292
    Performance Adjustment                                                   115
  The Vanguard Group--Note C
    Management and Administrative                                            555
    Marketing and Distribution                                                34
  Custodian Fees                                                             175
  Auditing Fees                                                               15
  Shareholders' Reports and Proxies                                           40
--------------------------------------------------------------------------------
  Total Expenses                                                           1,226
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      3,388
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (22,247)
  Foreign Currencies and Forward Currency Contracts                       3,267
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (18,980)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (27,213)
  Foreign Currencies and Forward Currency Contracts                      (1,766)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (28,979)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $(44,571)
================================================================================
*Dividends are net of foreign withholding taxes of $444,000.


Statement of Changes in Net Assets
================================================================================

International Portfolio


                                     Year Ended       Oct. 1 to       Year Ended
                                  Dec. 31, 2002  Dec. 31, 2001*   Sept. 30, 2001
                                          (000)           (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
Operations
  Net Investment Income                $ 3,388            $ 77          $ 4,392
  Realized Net Gain (Loss)             (18,980)        (13,560)          10,109
  Change in Unrealized Appreciation
    (Depreciation)                     (28,979)         42,720         (109,783)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations            (44,571)         29,237          (95,282)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                 (5,798)             --           (5,054)
  Realized Capital Gain**               (8,387)             --          (28,851)
--------------------------------------------------------------------------------
  Total Distributions                  (14,185)             --          (33,905)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                54,340          11,342           63,182
  Issued in Lieu of Cash Distributions  14,185              --           33,905
  Redeemed                             (57,588)        (16,480)         (98,517)
--------------------------------------------------------------------------------
Net Increase (Decrease) from
  Capital Share Transactions            10,937          (5,138)          (1,430)
--------------------------------------------------------------------------------
  Total Increase (Decrease)            (47,819)         24,099         (130,617)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                  258,179         234,080          364,697
--------------------------------------------------------------------------------
  End of Period                       $210,360        $258,179         $234,080
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
  Issued                                 5,036             966            4,514
  Issued in Lieu of Cash Distributions   1,211              --            2,313
  Redeemed                              (5,365)         (1,404)          (7,019)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares Outstanding                       882            (438)            (192)
================================================================================
 *The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes short-term gain distributions of $0, $0, and $3,264,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

INTERNATIONAL PORTFOLIO

====================================================================================================================================
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                      YEAR ENDED         OCT. 1 TO        ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     DEC. 31, 2002    DEC. 31, 2001*         2001          2000       1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $12.37            $10.98       $16.96        $15.58     $12.96      $14.55
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                    .160               .01          .27           .25        .23         .21
  Net Realized and Unrealized Gain (Loss) on Investments (2.175)             1.38        (4.64)         1.80       2.59       (1.48)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (2.015)             1.39        (4.37)         2.05       2.82       (1.27)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                    (.280)               --         (.24)         (.21)      (.20)       (.18)
  Distributions from Realized Capital Gains               (.405)               --        (1.37)         (.46)        --        (.14)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.685)               --        (1.61)         (.67)      (.20)       (.32)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 9.67            $12.37       $10.98        $16.96     $15.58      $12.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                             -17.25%            12.66%      -28.15%        13.62%     21.97%      -8.74%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $210              $258         $234          $365       $272        $217
  Ratio of Total Expenses to Average Net Assets            0.53%           0.43%**        0.43%         0.38%      0.46%       0.48%
  Ratio of Net Investment Income to Average Net Assets     1.45%           0.12%**        1.42%         1.48%      1.51%       1.48%
  Portfolio Turnover Rate                                    37%               11%          50%           41%        39%         38%
====================================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended December 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, before an increase of $115,000 (0.05%) based on performance. In January 2003, the board of trustees approved the addition of a second investment adviser, Baillie Gifford Overseas Ltd., to manage a portion of the portfolio's assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended December 31, 2002, the portfolio realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     For tax purposes, at December 31, 2002, the portfolio had $3,114,000 of ordinary income available for distribution. The portfolio had available realized losses of $30,311,000 to offset future net capital gains of $5,482,000 through December 31, 2009, $24,264,000 through December 31, 2010, and $565,000 through
December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $43,839,000, consisting of unrealized gains of $11,620,000 on securities that had risen in value since their purchase and $55,459,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the portfolio had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                               (000)
                   -------------------------------------------------------------
                      CONTRACT AMOUNT
                   ----------------------                             UNREALIZED
CONTRACT            FOREIGN        U.S.       MARKET VALUE          APPRECIATION
SETTLEMENT DATE     CURRENCY    DOLLARS    IN U.S. DOLLARS        (DEPRECIATION)
--------------------------------------------------------------------------------
Receive:
1/17/2003    EUR      33,587    $33,000            $35,224               $2,224
Deliver:
1/17/2003    JPY   3,385,000     27,360             28,536               (1,176)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese yen.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

     The portfolio had net unrealized foreign currency gains of $28,000 resulting from the translation of other assets and liabilities at December 31, 2002.

E. During the year ended December 31, 2002, the portfolio purchased $86,161,000 of investment securities and sold $83,383,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at December 31, 2002, was $5,455,000, for which the portfolio held cash collateral of
$5,702,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
*    Invest online and even manage the mail you get from us. (Prefer to get fund
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     interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
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     Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
  Massachusetts, New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

     For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on this page shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Consolidated View, PlainTalk, Admiral, Explorer, Morgan, LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q690 022003

VANGUARD(R)VARIABLE INSURANCE FUND

INDEXED STOCK PORTFOLIOS

ANNUAL REPORT

EQUITY INDEX PORTFOLIO
MID-CAP INDEX PORTFOLIO
REIT INDEX PORTFOLIO

DECEMBER 31, 2002

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others. Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve. We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


/S/JOHN J. BRENNAN
[PICTURE OF JOHN J. BRENNAN]
--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
CONTENTS

        1        Market Perspective

EQUITY INDEX PORTFOLIO

        2       A Look at Performance

        3       Portfolio Profile

        4       Performance Summary

        4       Notice to Shareholders

        5       Financial Statements

MID-CAP INDEX PORTFOLIO

        13      A Look at Performance

        14      Portfolio Profile

        15      Performance Summary

        15      Notice to Shareholders

        16      Financial Statements

REIT INDEX PORTFOLIO

        23      A Look at Performance

        24      Portfolio Profile

        25      Performance Summary

        25      Notice to Shareholders

        26      Financial Statements
--------------------------------------------------------------------------------
Summary

* It was a disappointing year for the stock market, with the technology sector leading the broad decline. The Equity Index Portfolio tracked its index and fell -22.1%, which was actually better than the return of the average mutual fund peer.

* The Mid-Cap Index Portfolio returned -14.6%, declining less than both the broad market and the average peer fund.

* Real estate investments remained one of the few bright spots during 2002. The REIT Index Portfolio posted a 3.5% return, which slightly lagged the result of its average competitor.
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

DEAR PLANHOLDER,

The stock market produced terrible results, but investment-grade bonds posted excellent returns as interest rates fell during 2002. Clearly, it was an extremely challenging period for the financial markets. This report begins with a look at the market environment. On the following pages, you'll find details about the performance of your portfolio holdings.


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, THE VANGUARD GROUP       JANUARY 16, 2003
--------------------------------------------------------------------------------

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR

Lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices in 2002. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--some investors lost confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     It was all too much for the stock market, which skidded -20.9% as measured by the Wilshire 5000 Total Market Index. Share prices declined -22.0%--their worst calendar-year performance since 1974--while dividends provided an income return of just 1.1%. It was the third consecutive down year for stocks, and the longest bear market since 1939-1941.

     Stocks of all kinds declined, except in a few subsectors such as REITs. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%.

     Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.

--------------------------------------------------------------------------------
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 2002
                                       -----------------------------------------
                                          ONE           THREE            FIVE
                                         YEAR           YEARS           YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)        -21.7%          -14.2%           -0.6%
Russell 2000 Index (Small-caps)        -20.5            -7.5            -1.4
Wilshire 5000 Index (Entire market)    -20.9           -14.4            -0.9
MSCI All Country World Index Free
  ex USA (International)               -14.7           -16.4            -2.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index             10.3%           10.1%            7.5%
  (Broad taxable market)
Lehman Municipal Bond Index              9.6             8.8             6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index               1.7             3.9             4.3
================================================================================
CPI
Consumer Price Index                     2.4%            2.4%            2.3%
--------------------------------------------------------------------------------

THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE

Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This
pattern   reappeared  in  the  second  half  of  the  year:  The  nation's  real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.

     Growth in corporate earnings remained sluggish. The companies in the Standard & Poor's 500 Index recorded combined quarterly per-share profits of $11-$12, well off their first-quarter 2000 peak of $16. As a result, business spending on new plants, equipment, and technology remained weak. Employers also pinched their payrolls; in the fall, unemployment stood at 6%, an eight-year high.

     Interest rates dropped, leading to a mortgage-refinancing boom that supported consumer spending. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%.

     The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

VANGUARD(R) EQUITY INDEX PORTFOLIO

During 2002, the Equity Index Portfolio declined -22.1%, the worst calendar-year return in its history. The portfolio met its objective of matching the return of the Standard & Poor's 500 Index--a "success" of sorts, but hardly cause for celebration.

     The table below shows annualized returns for the portfolio and its comparative measures for the year and for the past decade. Your portfolio outpaced its average mutual fund peer over both time periods, and the final result of a hypothetical $10,000 invested in the portfolio ten years ago would have been worth $3,664 more than the same investment in the average competing fund. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   TEN YEARS ENDED
                                                              DECEMBER 31, 2002
                                        ----------------------------------------
                                                    AVERAGE          FINAL VALUE
                                   YEAR ENDED        ANNUAL         OF A $10,000
                            DECEMBER 31, 2002        RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                 -22.1%          9.3%              $24,232
Average Large-Cap Core Fund*           -23.5           7.5                20,568
S&P 500 Index                          -22.1           9.3                24,433
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


FOR THE S&P 500, IT WAS THE ROUGHEST YEAR IN A QUARTER-CENTURY

In the past year's punishing investment climate, the large-cap stocks that dominate the S&P 500 Index turned in their worst performance since 1974. Technology stocks, among the worst-performing sectors during the past three years, lost -37% of their value and shaved about 6 percentage points from the index's (and the portfolio's) 12-month return.

     Technology companies--and their investors--continued to work through the excesses of the late-1990s tech-stock bubble. Prices declined as the sector's profits were crushed by corporate America's reluctance to spend heavily on new information technology. During the fourth quarter, however, signs emerged that the long freeze in capital spending might be thawing, and technology stocks posted strong three-month gains.

     The index's, and the portfolio's, other big detractors were consumer discretionary and utilities stocks. The utilities sector includes the beleaguered telecommunications stocks, while the consumer discretionary group tumbled on fears that debt-heavy consumers would soon have to rein in their borrowing and spending.

     No stock market sector posted a positive return for the 12 months, but consumer staples stocks--those of the food processors and household-goods makers that have traditionally held up well in tough markets--lost the least.

INDEXING HAS YIELDED LONG-TERM REWARDS

The Equity Index Portfolio's longer-term returns provide a welcome counterpoint to its dismal recent results. Even after the ravages of the current bear market, the portfolio's annualized return over the past ten years is 9.3%--not far from the stock market's long-term average. Our result nearly matches the return of the S&P 500 Index (which is slightly higher than the portfolio's if taken out to the "one-hundredths" decimal place). That's a powerful testament to the skill of our portfolio managers in Vanguard's Quantitative Equity Group. After all, the index is a theoretical construct that incurs no operating or transaction costs, while the Quantitative Equity Group must reproduce the index's results in the real world.

PREPARE FOR THE BEST--AND FOR THE WORST

Is the worst over? The stock market's fourth-quarter rally was encouraging, but the truth is no one knows what the market's future returns will be. That uncertainty doesn't make us powerless; it puts a premium on sensible planning. That's why Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for your goals and unique financial circumstances.

     By following these simple principles, you enhance your ability to stick with an investment program through the tough times so that your personal portfolio gets the most benefit from the eventual--and inevitable--market recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

PORTFOLIO PROFILE                                         EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                 TARGET        BROAD
                                  PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------
Number of Stocks                        503         500        5,668
Median Market Cap                    $47.0B      $47.0B       $26.2B
Price/Earnings Ratio                  21.9x       21.9x        22.5x
Price/Book Ratio                       2.7x        2.7x         2.4x
Yield                                  1.6%        1.8%         1.7%
Return on Equity                      23.2%       23.2%        21.3%
Earnings Growth Rate                   7.3%        7.3%         7.5%
Foreign Holdings                       0.3%        0.3%         0.3%
Turnover Rate                           10%          --           --
Expense Ratio                         0.18%          --           --
Cash Investments                       0.0%          --           --
--------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp. (software)                         3.4%
General Electric Co. (conglomerate)                3.0
ExxonMobil Corp. (oil)                             2.9
Wal-Mart Stores, Inc. (retail)                     2.7
Pfizer, Inc. (pharmaceuticals)                     2.3
Citigroup, Inc. (banking)                          2.2
Johnson & Johnson (pharmaceuticals)                2.0
American International Group, Inc. (insurance)     1.9
International Business Machines Corp.
  (computer hardware)                              1.6
Merck & Co., Inc. (pharmaceuticals)                1.6
-------------------------------------------------------
Top Ten                                           23.6%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                         TARGET                           BROAD
                           PORTFOLIO     INDEX*         PORTFOLIO       INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00       1.00              0.94          1.00
Beta                            1.00       1.00              0.96          1.00
--------------------------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

MARKET CAP                    LARGE
STYLE                         BLEND
-----------------------------------

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       TARGET         BROAD
                                        PORTFOLIO      INDEX*       INDEX**
---------------------------------------------------------------------------
Auto & Transportation                        2.6%        2.6%          2.7%
Consumer Discretionary                      13.3        13.3          14.9
Consumer Staples                             8.5         8.5           7.5
Financial Services                          21.8        21.8          22.4
Health Care                                 14.8        14.8          14.1
Integrated Oils                              4.6         4.6           3.7
Other Energy                                 1.5         1.5           2.2
Materials & Processing                       3.3         3.3           3.8
Producer Durables                            3.8         3.8           4.0
Technology                                  13.6        13.6          12.8
Utilities                                    7.6         7.6           7.2
Other                                        4.6         4.6           4.7
---------------------------------------------------------------------------
*S&P 500 Index.
**Wilshire 5000 Index.

PERFORMANCE SUMMARY                                       EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

                                     AVERAGE
            EQUITY INDEX           LARGE-CAP              S&P         WILSHIRE
               PORTFOLIO          CORE FUND*        500 INDEX       5000 INDEX

199212             10000               10000            10000            10000
199303             10429               10375            10437            10426
199306             10473               10453            10487            10504
199309             10732               10798            10758            10929
199312             10977               11061            11008            11128
199403             10551               10662            10590            10713
199406             10594               10573            10635            10630
199409             11111               11010            11155            11207
199412             11102               10907            11153            11121
199503             12185               11781            12239            12125
199506             13337               12802            13408            13257
199509             14390               13751            14473            14469
199512             15252               14435            15344            15175
199603             16068               15169            16168            16027
199606             16783               15754            16894            16733
199609             17296               16241            17416            17207
199612             18738               17397            18867            18394
199703             19226               17584            19373            18513
199706             22581               20435            22755            21639
199709             24268               21940            24460            23750
199712             24952               22315            25162            24149
199803             28427               25266            28672            27351
199806             29359               25952            29619            27884
199809             26444               22939            26673            24530
199812             32109               27985            32353            29807
199903             33707               29324            33965            30932
199906             36064               31252            36359            33346
199909             33807               29302            34089            31141
199912             38868               34239            39161            36830
200003             39734               35688            40059            38235
200006             38695               34805            38995            36521
200009             38348               34518            38617            36581
200012             35353               31172            35596            32802
200103             31151               27793            31376            28755
200106             32961               29368            33212            30904
200109             28114               25056            28337            25991
200112             31109               26882            31365            29206
200203             31184               27274            31451            29487
200206             26992               23771            27237            25769
200209             22354               19942            22532            21439
200212             24232               20568            24433            23115
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2002
                               ------------------------------------  FINAL VALUE
                                    ONE        FIVE       TEN       OF A $10,000
                                   YEAR       YEARS     YEARS         INVESTMENT
--------------------------------------------------------------------------------
Equity Index Portfolio          -22.11%      -0.58%     9.25%            $24,232
Average Large-Cap Core Fund*    -23.49       -1.62      7.48              20,568
S&P 500 Index                   -22.10       -0.59      9.34              24,433
Wilshire 5000 Index             -20.86       -0.87      8.74              23,115
--------------------------------------------------------------------------------
*Derived from data provided by Lipper, Inc.
Note: See Financial Highlights table on page 11 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002

                 EQUITY INDEX                        S&P
                    PORTFOLIO                  500 INDEX

1993                     9.8%                      10.1%
1994                     1.1                        1.3
1995                    37.4                       37.6
1996                    22.9                       23.0
1997                    33.2                       33.4
1998                    28.7                       28.6
1999                    21.0                       21.0
2000                    -9.0                       -9.1
2001                   -12.0                      -11.9
2002                   -22.1                      -22.1
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                                  FOR         WITHHELD        APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan                7,963,781,245      256,332,887              96.9%
Charles D. Ellis               7,946,489,124      273,625,008              96.7
Rajiv L. Gupta                 7,946,786,965      273,327,166              96.7
JoAnn Heffernan Heisen         7,949,272,990      270,841,142              96.7
Burton G. Malkiel              7,936,550,788      283,563,344              96.6
Alfred M. Rankin, Jr.          7,957,514,304      262,599,827              96.8
J. Lawrence Wilson             7,943,399,420      276,714,712              96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

CHANGE THE PORTFOLIO'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                     FOR             AGAINST          ABSTAIN        APPROVED BY
--------------------------------------------------------------------------------
           2,183,462,599          89,793,232      128,663,598              90.9%
--------------------------------------------------------------------------------

* RECLASSIFY THE PORTFOLIO AS NONDIVERSIFIED. This change to "nondiversified" status enables the portfolio to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

--------------------------------------------------------------------------------
                     FOR             AGAINST          ABSTAIN        APPROVED BY
--------------------------------------------------------------------------------
           2,215,725,659          67,643,351      118,550,419              92.2%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                      EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                                     SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)(1)
--------------------------------------------------------------------------------
* Microsoft Corp.                                         631,100     $  32,628
  General Electric Co.                                  1,174,608        28,602
  ExxonMobil Corp.                                        794,304        27,753
  Wal-Mart Stores, Inc.                                   521,084        26,320
  Pfizer, Inc.                                            727,378        22,236
  Citigroup, Inc.                                         606,368        21,338
  Johnson & Johnson                                       350,665        18,834
  American International Group, Inc.                      307,936        17,814
  International Business Machines Corp.                   199,564        15,466
  Merck & Co., Inc.                                       265,156        15,010
  Procter & Gamble Co.                                    153,244        13,170
  The Coca-Cola Co.                                       292,762        12,829
  Verizon Communications                                  323,040        12,518
  Bank of America Corp.                                   176,663        12,290
  Intel Corp.                                             782,212        12,179
* Cisco Systems, Inc.                                     853,032        11,175
  SBC Communications Inc.                                 392,046        10,628
  Philip Morris Cos., Inc.                                244,269         9,900
  Wells Fargo & Co.                                       199,690         9,359
  PepsiCo, Inc.                                           203,549         8,594
  Eli Lilly & Co.                                         132,504         8,414
* Viacom Inc. Class B                                     205,884         8,392
  ChevronTexaco Corp.                                     125,972         8,375
  United Parcel Service, Inc.                             131,700         8,308
* Dell Computer Corp.                                     305,889         8,179
  Fannie Mae                                              117,396         7,552
  Abbott Laboratories                                     184,256         7,370
* Amgen, Inc.                                             151,772         7,337
  AOL Time Warner Inc.                                    526,933         6,903
* Oracle Corp.                                            631,324         6,818
  Home Depot, Inc.                                        276,435         6,623
  Medtronic, Inc.                                         143,852         6,560
  Pharmacia Corp.                                         152,420         6,371
  Hewlett-Packard Co.                                     359,933         6,248
  Wyeth                                                   156,600         5,857
  Wachovia Corp.                                          160,262         5,840
* Comcast Corp. Class A                                   244,694         5,767
  3M Co.                                                   46,009         5,673
  BellSouth Corp.                                         219,008         5,666
  J.P. Morgan Chase & Co.                                 235,260         5,646
  American Express Co.                                    154,871         5,475
  Bristol-Myers Squibb Co.                                228,800         5,297
  Morgan Stanley                                          128,418         5,126
  Bank One Corp.                                          137,568         5,028
  E.I. du Pont de Nemours & Co.                           117,454         4,980
  Anheuser-Busch Cos., Inc.                               100,840         4,881
  Freddie Mac                                              82,256         4,857
  U.S. Bancorp                                            226,356         4,803
  Tyco International Ltd.                                 235,546         4,023
  Fifth Third Bancorp                                      68,328         4,001
  The Walt Disney Co.                                     241,030         3,931
  ConocoPhillips                                           79,883         3,866
  Merrill Lynch & Co., Inc.                               101,800         3,863
  Washington Mutual, Inc.                                 111,584         3,853
  Schering-Plough Corp.                                   173,088         3,843
  The Goldman Sachs Group, Inc.                            56,200         3,827
  Gillette Co.                                            124,456         3,778
  Walgreen Co.                                            120,612         3,521
  United Technologies Corp.                                55,927         3,464
  Lowe's Cos., Inc.                                        92,056         3,452
* QUALCOMM Inc.                                            92,600         3,370
  Colgate-Palmolive Co.                                    63,736         3,342
  The Boeing Co.                                           99,293         3,276
  Target Corp.                                            107,232         3,217
  Dow Chemical Co.                                        107,713         3,199
  First Data Corp.                                         89,128         3,156
  Lockheed Martin Corp.                                    53,996         3,118
  Cardinal Health, Inc.                                    52,668         3,117
  Allstate Corp.                                           83,116         3,074
  Texas Instruments, Inc.                                 204,668         3,072
  UnitedHealth Group Inc.                                  36,076         3,012
  FleetBoston Financial Corp.                             123,939         3,012
  Marsh & McLennan Cos., Inc.                              63,170         2,919
  Kimberly-Clark Corp.                                     60,888         2,890
  Schlumberger Ltd.                                        68,526         2,884
  MBNA Corp.                                              150,365         2,860
  Automatic Data Processing, Inc.                          72,472         2,845
* Clear Channel Communications, Inc.                       72,010         2,685
* Applied Materials, Inc.                                 194,676         2,537
  Emerson Electric Co.                                     49,480         2,516
  HCA Inc.                                                 60,457         2,509
* eBay Inc.                                                36,400         2,469
  General Motors Corp.                                     65,924         2,430
  McDonald's Corp.                                        149,886         2,410
  Southern Co.                                             84,325         2,394
  AT&T Corp.                                               90,531         2,364
  Motorola, Inc.                                          272,153         2,354
  Illinois Tool Works, Inc.                                35,993         2,335
  Honeywell International Inc.                             97,067         2,330
  Sysco Corp.                                              78,060         2,325
  Gannett Co., Inc.                                        31,492         2,261
  Alcoa Inc.                                               99,176         2,259
  Metropolitan Life Insurance Co.                          82,700         2,236
* Kohl's Corp.                                             39,600         2,216
  Prudential Financial, Inc.                               66,700         2,117
* Forest Laboratories, Inc.                                21,500         2,112
  BB&T Corp.                                               56,845         2,103
  Northrop Grumman Corp.                                   21,497         2,085
  Sara Lee Corp.                                           92,152         2,074
  The Bank of New York Co., Inc.                           85,496         2,048
  Duke Energy Corp.                                       104,646         2,045
  General Mills, Inc.                                      43,534         2,044
* Boston Scientific Corp.                                  47,884         2,036
  Exelon Corp.                                             38,244         2,018
  Ford Motor Co.                                          216,315         2,012
  Dominion Resources, Inc.                                 36,342         1,995
  International Paper Co.                                  56,781         1,986
  National City Corp.                                      71,856         1,963
  Baxter International, Inc.                               69,842         1,956
  SunTrust Banks, Inc.                                     33,418         1,902
  FedEx Corp.                                              34,988         1,897
  SLM Corp.                                                18,200         1,890
  General Dynamics Corp.                                   23,760         1,886
  ALLTEL Corp.                                             36,696         1,872
  Caterpillar, Inc.                                        40,466         1,850
  AFLAC Inc.                                               60,700         1,828
* AT&T Wireless Services Inc.                             318,029         1,797
  Union Pacific Corp.                                      29,998         1,796
* Travelers Property Casualty Corp. Class B               118,649         1,738
  Charles Schwab Corp.                                    160,000         1,736

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                                     SHARES          (000)
--------------------------------------------------------------------------------
  Carnival Corp.                                           68,800    $    1,717
  Kellogg Co.                                              48,358         1,657
  Waste Management, Inc.                                   72,161         1,654
  Harley-Davidson, Inc.                                    35,700         1,649
  Tribune Co.                                              36,154         1,644
  The Gap, Inc.                                           104,279         1,618
  ConAgra Foods, Inc.                                      63,602         1,591
* EMC Corp.                                               257,916         1,584
  Stryker Corp.                                            23,300         1,564
  Household International, Inc.                            55,860         1,553
  Sprint Corp.                                            105,926         1,534
* Costco Wholesale Corp.                                   53,682         1,506
  Avon Products, Inc.                                      27,788         1,497
  Lehman Brothers Holdings, Inc.                           27,900         1,487
  State Street Corp.                                       38,000         1,482
  Raytheon Co.                                             47,537         1,462
  Wm. Wrigley Jr. Co.                                      26,458         1,452
  Omnicom Group Inc.                                       22,100         1,428
  Anadarko Petroleum Corp.                                 29,466         1,411
* The Kroger Co.                                           91,104         1,408
  PNC Financial Services Group                             33,257         1,393
  NIKE, Inc. Class B                                       31,280         1,391
  The McGraw-Hill Cos., Inc.                               22,968         1,388
  The Hartford Financial Services Group Inc.               30,076         1,366
  Newmont Mining Corp. (Holding Company)                   47,055         1,366
  H.J. Heinz Co.                                           41,411         1,361
  Mellon Financial Corp.                                   51,020         1,332
* NEXTEL Communications, Inc.                             113,600         1,312
  FPL Group, Inc.                                          21,696         1,305
  Golden West Financial Corp.                              18,078         1,298
  Deere & Co.                                              28,238         1,295
  Baker Hughes, Inc.                                       39,726         1,279
* Cendant Corp.                                           121,684         1,275
  KeyCorp                                                  50,416         1,267
  Progressive Corp. of Ohio                                25,500         1,266
  Weyerhaeuser Co.                                         25,714         1,265
  Occidental Petroleum Corp.                               44,469         1,265
  Southwest Airlines Co.                                   90,926         1,264
  Maxim Integrated Products, Inc.                          38,109         1,259
* WellPoint Health Networks Inc. Class A                   17,600         1,252
  Paychex, Inc.                                            44,125         1,231
  XL Capital Ltd. Class A                                  15,900         1,228
  Masco Corp.                                              58,158         1,224
* Safeway, Inc.                                            52,000         1,215
  TJX Cos., Inc.                                           62,188         1,214
  Eastman Kodak Co.                                        34,606         1,213
  Equity Office Properties Trust REIT                      48,500         1,212
  Progress Energy, Inc.                                    27,775         1,204
  Entergy Corp.                                            26,350         1,201
  The Principal Financial Group, Inc.                      39,700         1,196
* Bed Bath & Beyond, Inc.                                  34,300         1,184
* Sun Microsystems, Inc.                                  379,000         1,179
  Danaher Corp.                                            17,900         1,176
  Burlington Northern Santa Fe Corp.                       44,498         1,157
  CVS Corp.                                                46,304         1,156
  FirstEnergy Corp.                                        34,988         1,154
* Yahoo! Inc.                                              70,300         1,149
  Coca-Cola Enterprises, Inc.                              52,500         1,140
  Air Products & Chemicals, Inc.                           26,606         1,137
* Intuit, Inc.                                             24,100         1,131
  Campbell Soup Co.                                        47,974         1,126
* Guidant Corp.                                            36,100         1,114
  American Electric Power Co., Inc.                        40,035         1,094
  Praxair, Inc.                                            18,921         1,093
  Hershey Foods Corp.                                      16,190         1,092
  The Clorox Co.                                           25,926         1,069
  Consolidated Edison Inc.                                 24,955         1,069
  The Chubb Corp.                                          20,318         1,061
  Electronic Data Systems Corp.                            56,800         1,047
  Franklin Resources Corp.                                 30,700         1,046
* Anthem, Inc.                                             16,573         1,042
* Analog Devices, Inc.                                     43,000         1,026
* Staples, Inc.                                            55,800         1,021
  SouthTrust Corp.                                         40,800         1,014
* Qwest Communications International Inc.                 201,021         1,005
  PPG Industries, Inc.                                     20,025         1,004
  Burlington Resources, Inc.                               23,511         1,003
  Albertson's, Inc.                                        44,656           994
  Mattel, Inc.                                             51,642           989
* Agilent Technologies, Inc.                               54,764           984
  Loews Corp.                                              21,900           974
  Apache Corp.                                             17,050           972
  Halliburton Co.                                          51,591           965
  Linear Technology Corp.                                  37,300           959
* Concord EFS, Inc.                                        60,700           955
* Zimmer Holdings, Inc.                                    23,000           955
  Newell Rubbermaid, Inc.                                  31,474           955
  John Hancock Financial Services, Inc.                    34,000           949
  Archer-Daniels-Midland Co.                               76,094           944
* Tenet Healthcare Corp.                                   57,345           940
  McKesson Corp.                                           34,603           935
* Starbucks Corp.                                          45,800           933
  Unocal Corp.                                             30,499           933
  Marriott International, Inc. Class A                     28,206           927
  Becton, Dickinson & Co.                                  30,120           924
  Cintas Corp.                                             20,100           920
  Computer Associates International, Inc.                  68,099           919
  Northern Trust Corp.                                     26,208           919
  Pitney Bowes, Inc.                                       27,954           913
  Norfolk Southern Corp.                                   45,589           911
  Ace, Ltd.                                                31,000           910
  St. Paul Cos., Inc.                                      26,696           909
  DTE Energy Co.                                           19,586           909
* Best Buy Co., Inc.                                       37,500           906
* Apollo Group, Inc. Class A                               20,500           902
* Lexmark International, Inc.                              14,800           895
  Sears, Roebuck & Co.                                     37,307           894
  Comerica, Inc.                                           20,550           889
  Biomet, Inc.                                             30,992           888
  Allergan, Inc.                                           15,336           884
  Transocean Inc.                                          37,700           875
  Regions Financial Corp.                                  26,100           871
  Ingersoll-Rand Co.                                       20,100           866
  The Pepsi Bottling Group, Inc.                           33,500           861
  H & R Block, Inc.                                        21,336           858
  Limited Brands, Inc.                                     61,284           854
  Devon Energy Corp.                                       18,524           850
* Yum! Brands, Inc.                                        35,060           849
  Johnson Controls, Inc.                                   10,536           845
* Chiron Corp.                                             22,400           842
  Rohm & Haas Co.                                          25,801           838
* St. Jude Medical, Inc.                                   21,076           837
* Electronic Arts Inc.                                     16,800           836
  Public Service Enterprise Group, Inc.                    25,968           834
* AutoZone Inc.                                            11,700           827
  Fortune Brands, Inc.                                     17,739           825
* Xilinx, Inc.                                             39,600           816
* MedImmune Inc.                                           29,800           810
  New York Times Co. Class A                               17,664           808
  AmSouth Bancorp                                          41,942           805

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                                     SHARES         (000)
--------------------------------------------------------------------------------
  Marathon Oil Corp.                                       37,119    $      790
  Equity Residential REIT                                  32,100           789
* SunGard Data Systems, Inc.                               33,400           787
* KLA-Tencor Corp.                                         22,200           785
  May Department Stores Co.                                34,104           784
  Avery Dennison Corp.                                     12,810           782
  Capital One Financial Corp.                              26,100           776
  Charter One Financial, Inc.                              26,975           775
* International Game Technology                            10,200           774
  Countrywide Financial Corp.                              14,800           764
* Fiserv, Inc.                                             22,450           762
  Simon Property Group, Inc. REIT                          22,300           760
  Ecolab, Inc.                                             15,326           759
* Veritas Software Corp.                                   48,557           758
  MBIA, Inc.                                               17,250           757
  Ameren Corp.                                             18,155           755
  Moody's Corp.                                            18,234           753
* Genzyme Corp.-General Division                           25,100           742
  Aetna Inc.                                               17,675           727
  J.C. Penney Co., Inc. (Holding Company)                  31,456           724
  CSX Corp.                                                25,208           714
  Cincinnati Financial Corp.                               18,900           710
  TXU Corp.                                                37,974           709
  Marshall & Ilsley Corp.                                  25,800           706
  Ambac Financial Group, Inc.                              12,450           700
  Textron, Inc.                                            16,220           697
* Biogen, Inc.                                             17,400           697
* Xerox Corp.                                              86,494           696
  Dover Corp.                                              23,860           696
  Aon Corp.                                                36,800           695
  Adobe Systems, Inc.                                      28,000           694
  Synovus Financial Corp.                                  35,650           692
* Computer Sciences Corp.                                  19,964           688
* Micron Technology, Inc.                                  70,394           686
* Federated Department Stores, Inc.                        23,800           684
  PPL Corp.                                                19,591           679
  AmerisourceBergen Corp.                                  12,500           679
  Cinergy Corp.                                            20,073           677
  CIGNA Corp.                                              16,367           673
  Bear Stearns Co., Inc.                                   11,307           672
* PeopleSoft, Inc.                                         36,700           672
* PG&E Corp.                                               48,105           669
* Univision Communications Inc.                            27,100           664
  Union Planters Corp.                                     23,550           663
  ITT Industries, Inc.                                     10,888           661
  UST, Inc.                                                19,693           658
  Lincoln National Corp.                                   20,774           656
  Eaton Corp.                                               8,300           648
  Interpublic Group of Cos., Inc.                          45,862           646
  Jefferson-Pilot Corp.                                    16,885           643
  Family Dollar Stores, Inc.                               20,600           643
  North Fork Bancorp, Inc.                                 19,000           641
  Parker Hannifin Corp.                                    13,842           639
  Genuine Parts Co.                                        20,669           637
  PACCAR, Inc.                                             13,740           634
  Knight Ridder                                             9,936           628
* Comcast Corp. Special Class A                            27,389           619
* Quest Diagnostics, Inc.                                  10,800           615
* Apple Computer, Inc.                                     42,492           609
  Kinder Morgan, Inc.                                      14,300           604
* Nabors Industries, Inc.                                  17,000           600
* BJ Services Co.                                          18,500           598
* American Standard Cos., Inc.                              8,400           598
  Monsanto Co.                                             30,537           588
  KeySpan Corp.                                            16,500           581
  NiSource, Inc.                                           28,672           573
  MeadWestvaco Corp.                                       23,197           573
  Amerada Hess Corp.                                       10,378           571
  Sempra Energy                                            24,059           569
  W.W. Grainger, Inc.                                      10,960           565
  SAFECO Corp.                                             16,080           557
  Hilton Hotels Corp.                                      43,657           555
  Starwood Hotels & Resorts Worldwide, Inc.                23,300           553
* Noble Corp.                                              15,700           552
* Altera Corp.                                             44,600           550
* Jones Apparel Group, Inc.                                15,300           542
  EOG Resources, Inc.                                      13,500           539
  IMS Health, Inc.                                         33,668           539
* Office Depot, Inc.                                       36,300           536
  First Tennessee National Corp.                           14,900           536
  Huntington Bancshares Inc.                               28,551           534
  Constellation Energy Group, Inc.                         19,151           533
  Molex, Inc.                                              22,950           529
  Delphi Corp.                                             65,460           527
* Harrah's Entertainment, Inc.                             13,257           525
  Brown-Forman Corp. Class B                                7,999           523
  Kerr-McGee Corp.                                         11,705           519
  Leggett & Platt, Inc.                                    23,100           518
  Plum Creek Timber Co. Inc. REIT                          21,900           517
  Torchmark Corp.                                          14,094           515
* Sprint PCS                                              116,412           510
  Xcel Energy, Inc.                                        46,253           509
  Health Management Associates Inc. Class A                28,300           507
* Lucent Technologies, Inc.                               400,630           505
  MGIC Investment Corp.                                    12,200           504
  Sherwin-Williams Co.                                     17,724           501
  Rockwell Collins, Inc.                                   21,509           500
* Novellus Systems, Inc.                                   17,800           500
  UnumProvident Corp.                                      28,123           493
* King Pharmaceuticals, Inc.                               28,633           492
* BMC Software, Inc.                                       28,483           487
* Broadcom Corp.                                           32,300           486
  CenturyTel, Inc.                                         16,550           486
  El Paso Corp.                                            69,070           481
  Georgia Pacific Group                                    29,499           477
  Dollar General Corp.                                     38,650           462
  VF Corp.                                                 12,760           460
* Edison International                                     38,394           455
  Rockwell Automation, Inc.                                21,809           452
  R.J. Reynolds Tobacco Holdings, Inc.                     10,700           451
  Vulcan Materials Co.                                     11,900           446
* Corning, Inc.                                           134,234           444
  Applera Corp.-Applied Biosystems Group                   24,732           434
  Dow Jones & Co., Inc.                                     9,931           429
  Sigma-Aldrich Corp.                                       8,738           426
  Zions Bancorp                                            10,700           421
* Siebel Systems, Inc.                                     55,800           417
  Whirlpool Corp.                                           7,990           417
* JDS Uniphase Corp.                                      168,820           417
  Darden Restaurants Inc.                                  20,350           416
* Jabil Circuit, Inc.                                      23,100           414
  Tiffany & Co.                                            17,100           409
* Pactiv Corp.                                             18,361           401
  Black & Decker Corp.                                      9,312           399
* Thermo Electron Corp.                                    19,800           398
  Cooper Industries, Inc. Class A                          10,784           393
  T. Rowe Price Group Inc.                                 14,400           393
  Equifax, Inc.                                            16,900           391
* Network Appliance, Inc.                                  39,100           391
  International Flavors & Fragrances, Inc.                 10,907           383

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INDEX PORTFOLIO                                     SHARES         (000)
--------------------------------------------------------------------------------
* Unisys Corp.                                             38,505    $      381
  Nucor Corp.                                               9,169           379
* QLogic Corp.                                             10,800           373
  RadioShack Corp.                                         19,788           371
  Liz Claiborne, Inc.                                      12,448           369
  Centex Corp.                                              7,314           367
  The Stanley Works                                        10,570           366
  Wendy's International, Inc.                              13,441           364
* Sealed Air Corp.                                          9,745           363
* Watson Pharmaceuticals, Inc.                             12,700           359
  C.R. Bard, Inc.                                           6,183           359
  Pinnacle West Capital Corp.                              10,500           358
* Citizens Communications Co.                              33,000           348
* Tellabs, Inc.                                            47,492           345
* Solectron Corp.                                          96,900           344
  Alberto-Culver Co. Class B                                6,802           343
* American Power Conversion Corp.                          22,600           342
  Pulte Homes, Inc.                                         7,144           342
  Ball Corp.                                                6,592           337
  Stilwell Financial, Inc.                                 25,800           337
  Engelhard Corp.                                          15,033           336
* Robert Half International, Inc.                          20,700           333
* Waters Corp.                                             15,200           331
  Eastman Chemical Co.                                      8,994           331
* Phelps Dodge Corp.                                       10,359           328
  TECO Energy, Inc.                                        20,700           320
  Deluxe Corp.                                              7,549           318
* National Semiconductor Corp.                             21,154           318
  Bemis Co., Inc.                                           6,277           312
* Sabre Holdings Corp.                                     17,003           308
  CenterPoint Energy Inc.                                  35,886           305
* Convergys Corp.                                          20,000           303
* Mercury Interactive Corp.                                10,100           299
  Nordstrom, Inc.                                          15,586           296
  Sunoco, Inc.                                              8,805           292
* Freeport-McMoRan Copper & Gold, Inc. Class B             17,300           290
  R.R. Donnelley & Sons Co.                                13,327           290
  Temple-Inland Inc.                                        6,301           282
* Teradyne, Inc.                                           21,500           280
* NCR Corp.                                                11,600           275
* Sanmina-SCI Corp.                                        61,260           275
  Adolph Coors Co. Class B                                  4,305           264
* Citrix Systems, Inc.                                     21,200           261
  KB HOME                                                   6,065           260
  Fluor Corp.                                               9,242           259
  Maytag Corp.                                              9,078           259
  SuperValu Inc.                                           15,576           257
* Advanced Micro Devices, Inc.                             39,632           256
* CIENA Corp.                                              49,762           256
  Rowan Cos., Inc.                                         11,231           255
* LSI Logic Corp.                                          42,882           247
* Toys R Us, Inc.                                          24,718           247
  Winn-Dixie Stores, Inc.                                  16,126           246
  Meredith Corp.                                            5,922           243
* Rational Software Corp.                                  23,400           243
  Goodrich Corp.                                           13,158           241
* Allied Waste Industries, Inc.                            23,700           237
  Pall Corp.                                               14,056           234
  Bausch & Lomb, Inc.                                       6,416           231
  Hasbro, Inc.                                             19,900           230
  Ashland, Inc.                                             8,026           229
* Comverse Technology, Inc.                                22,400           224
* Providian Financial Corp.                                34,324           223
  Symbol Technologies, Inc.                                26,650           219
* Compuware Corp.                                          44,900           216
  Scientific-Atlanta, Inc.                                 17,990           213
* Manor Care, Inc.                                         11,426           213
* Reebok International Ltd.                                 7,086           208
  Brunswick Corp.                                          10,402           207
* NVIDIA Corp.                                             17,500           201
  Dana Corp.                                               17,026           200
* ADC Telecommunications, Inc.                             95,600           200
  Autodesk, Inc.                                           13,820           198
* Tektronix, Inc.                                          10,804           197
  Snap-On Inc.                                              6,978           196
* Millipore Corp.                                           5,765           196
* HealthSouth Corp.                                        46,327           195
* AES Corp.                                                64,281           194
* Humana Inc.                                              19,400           194
  Circuit City Stores, Inc.                                24,524           182
  Delta Air Lines, Inc.                                    14,742           178
  NICOR Inc.                                                5,189           177
* Big Lots Inc.                                            13,328           176
  Boise Cascade Corp.                                       6,936           175
* Quintiles Transnational Corp.                            14,200           172
* Navistar International Corp.                              6,935           169
  Peoples Energy Corp.                                      4,185           162
  Williams Cos., Inc.                                      59,829           162
  Dillard's Inc.                                           10,106           160
  Ryder System, Inc.                                        7,015           157
  CMS Energy Corp.                                         16,300           154
  United States Steel Corp.                                11,578           152
  Worthington Industries, Inc.                              9,686           148
* Calpine Corp.                                            45,000           147
* TMP Worldwide, Inc.                                      12,800           145
* Novell, Inc.                                             43,179           144
  Crane Co.                                                 7,098           141
  The Goodyear Tire & Rubber Co.                           20,549           140
  Cummins Inc.                                              4,899           138
  Cooper Tire & Rubber Co.                                  8,848           136
  Great Lakes Chemical Corp.                                5,625           134
* Applied Micro Circuits Corp.                             36,000           133
  PerkinElmer, Inc.                                        15,186           125
* American Greetings Corp. Class A                          7,878           124
* Gateway, Inc.                                            39,100           123
* AMR Corp.                                                18,586           123
* Andrew Corp.                                             11,711           120
* Thomas & Betts Corp.                                      7,102           120
* Hercules, Inc.                                           13,178           116
* PMC Sierra Inc.                                          20,000           111
  Allegheny Energy, Inc.                                   14,559           110
  Visteon Corp.                                            15,698           109
* Avaya Inc.                                               43,460           106
  Tupperware Corp.                                          6,929           104
* Louisiana-Pacific Corp.                                  12,682           102
* Mirant Corp.                                             48,304            91
* Viacom Inc. Class A                                       2,112            86
* Parametric Technology Corp.                              31,400            79
  Allegheny Technologies Inc.                               9,766            61
* Power-One, Inc.                                           9,600            54
  Dynegy, Inc.                                             43,300            51
* McDermott International, Inc.                             7,671            34
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $948,762)                              $      956,693
--------------------------------------------------------------------------------

                                                    FACE                  MARKET
                                                  AMOUNT                  VALUE*
                                                   (000)                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.6%)                                            (1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.66%, 1/8/2003                                $ 400                    400
Repurchase Agreements
  Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.21%, 1/2/2003--Note E                          315                    315
    1.22%, 1/2/2003                                4,643                  4,643
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,358)                            5,358
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $954,120)                              962,051
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      2,097
Liabilities--Note E                                                      (2,998)
                                                                 ---------------
                                                                           (901)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------

Applicable to 44,340,536 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      961,150
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $        21.68
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $ 907,547   $     20.47
Undistributed Net Investment Income                        14,264           .32
Accumulated Net Realized Gains                             31,539           .71
Unrealized Appreciation (Depreciation)
Investment Securities                                       7,931           .18
Futures Contracts                                            (131)           --
--------------------------------------------------------------------------------
NET ASSETS                                              $ 961,150   $     21.68
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         EQUITY INDEX PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                      $       17,459
  Interest                                                                   60
  Security Lending                                                           12
--------------------------------------------------------------------------------
    Total Income                                                         17,531
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                             28
    Management and Administrative                                         1,651
    Marketing and Distribution                                              153
  Custodian Fees                                                             51
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          81
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                               $        1,977
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,554
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
  Investment Securities Sold                                             32,507
  Futures Contracts                                                        (809)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 31,698
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (326,936)
  Futures Contracts                                                        (169)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (327,105)
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                    $     (279,853)
================================================================================



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 EQUITY INDEX PORTFOLIO
                                        ----------------------------------------
                                     YEAR ENDED         OCT. 1 TO     YEAR ENDED
                                  DEC. 31, 2002    DEC. 31, 2001* SEPT. 30, 2001
                                          (000)             (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                $ 15,554           $ 3,716      $ 14,756
  Realized Net Gain (Loss)               31,698            15,713        55,650
  Change in Unrealized Appreciation
    (Depreciation)                     (327,105)           98,180      (476,015)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations     (279,853)          117,609      (405,609)

--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                 (18,757)               --       (15,628)
  Realized Capital Gain**               (71,403)               --       (14,026)
--------------------------------------------------------------------------------
    Total Distributions                 (90,160)               --       (29,654)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                176,360            49,302       253,273
  Issued in Lieu of Cash
    Distributions                        90,160                --        29,654
  Redeemed                             (160,591)          (52,628)     (243,667)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions            105,929            (3,326)       39,260
--------------------------------------------------------------------------------
    Total Increase (Decrease)          (264,084)          114,283      (396,003)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                 1,225,234         1,110,951     1,506,954
--------------------------------------------------------------------------------
  End of Period                       $ 961,150        $1,225,234    $1,110,951
================================================================================

1Shares Issued (Redeemed)
  Issued                                  6,853             1,703         7,855
  Issued in Lieu of Cash
    Distributions                         3,180                --           837
  Redeemed                               (6,657)           (1,833)       (7,637)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
  Shares Outstanding                     3,376              (130)        1,055
================================================================================
* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**  Includes   short-term  gain   distributions   of  $0,  $0,  and  $2,805,000,
respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED SEPTEMBER 30,
                                                     YEAR ENDED        OCT. 1 TO  ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    DEC. 31, 2002   DEC. 31, 2001*      2001       2000      1999        1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $29.91           $27.03    $37.64     $33.85    $26.94      $25.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .330              .10       .36        .38       .37         .37
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (6.445)            2.78    (10.23)      4.12      7.04        1.83
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (6.115)            2.88     (9.87)      4.50      7.41        2.20
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.440)              --      (.39)      (.38)     (.37)       (.34)
  Distributions from Realized Capital Gains              (1.675)              --      (.35)      (.33)     (.13)       (.24)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (2.115)              --      (.74)      (.71)     (.50)       (.58)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $21.68           $29.91    $27.03     $37.64    $33.85      $26.94
============================================================================================================================

TOTAL RETURN                                            -22.11%           10.65%   -26.69%     13.43%    27.84%       8.97%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $961           $1,225    $1,111     $1,507    $1,365        $920
  Ratio of Total Expenses to
    Average Net Assets                                    0.18%          0.18%**     0.17%      0.16%     0.18%       0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                    1.43%          1.24%**     1.11%      1.01%     1.21%       1.48%
  Portfolio Turnover Rate                                   10%               3%        8%        11%        4%          1%
============================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $190,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.19% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $15,435,000 of ordinary income and $31,521,000 of long-term capital gains available for distribution.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $7,931,000, consisting of unrealized gains of $200,923,000 on securities that had risen in value since their purchase and $192,992,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                               ---------------------------------
                                                AGGREGATE             UNREALIZED
                                NUMBER OF      SETTLEMENT           APPRECIATION
FUTURES CONTRACTS          LONG CONTRACTS           VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                          20          $4,395                 $(131)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the year ended December 31, 2002, the portfolio purchased $142,040,000 of investment securities and sold $111,030,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $147,000, for which the portfolio held cash collateral of $315,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

VANGUARD(R) MID-CAP INDEX PORTFOLIO


A rally during the final months of 2002 did not prevent the broad stock market from posting its third consecutive yearly decline. While mid-capitalization stocks held up better than the broad market, they did not escape the general malaise. The Mid-Cap Index Portfolio posted a disappointing 12-month return of -14.6%. However, this result was better than that of the average mutual fund peer.

     The table below shows annualized returns for the portfolio and its comparative measures during the year and since the portfolio's inception. Your portfolio outpaced its average mutual fund peer over both time periods, and a hypothetical $10,000 invested in the portfolio at its start less than four years ago would have earned $311 more than the same investment in the average competing fund. Please note that the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which factor in insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                         FEBRUARY 9, 1999*, THROUGH
                                                               DECEMBER 31, 2002
                                         ---------------------------------------
                                                     AVERAGE         FINAL VALUE
                                      YEAR ENDED      ANNUAL        OF A $10,000
                               DECEMBER 31, 2002      RETURN  INITIAL INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio                   -14.6%        5.9%             $12,515
Average Mid-Cap Core Fund**               -18.4         5.3               12,204
S&P MidCap 400 Index                      -14.5         5.7               12,402
--------------------------------------------------------------------------------
*Portfolio inception. **Derived from data provided by Lipper Inc.

TECHNOLOGY STOCKS WERE AGAIN THE CULPRIT

In relative terms, the Mid-Cap Index Portfolio had a solid year. It outperformed the average competing fund by a healthy margin of nearly 4 percentage points; it outpaced the broad market for the third consecutive year; and it fulfilled its objective of closely tracking its target index. However, all that's of little solace given that the Standard & Poor's MidCap 400 Index underwent such a steep decline. We're grateful for your patience and loyalty in this difficult environment.

     The decline was widespread, with only 3 out of 12 sectors within the index posting a positive return. More than half registered double-digit declines. The worst hit were technology stocks, which collectively declined -41%--a result that would have been even worse had it not been for a sharp rally in October and November. While tech issues accounted for less than 12% of portfolio assets on average--a smaller stake than three other sectors--they had a disproportionate effect on performance. As has been the case for most of the past three years in both the portfolio and the broad market, the tech sector had the most negative impact on performance. Stocks of health care and financial services companies also dragged down performance.

PREPARE FOR THE BEST--AND FOR THE WORST

Is the worst over? The stock market's fourth-quarter rally was encouraging, but the truth is that no one knows what the market's future returns will be. That uncertainty doesn't make us powerless; it puts a premium on sensible planning. That's why Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for your goals and unique financial circumstances.

     By following these simple principles, you enhance your ability to stick with an investment program through the tough times so that your personal portfolio gets the most benefit from the eventual--and inevitable--market recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

PORTFOLIO PROFILE                                        MID-CAP INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                      TARGET              BROAD
                                       PORTFOLIO      INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Stocks                             402         400              5,668
Median Market Cap                          $2.2B       $2.2B             $26.2B
Price/Earnings Ratio                       22.7x       22.7x              22.5x
Price/Book Ratio                            2.0x        2.0x               2.4x
Yield                                       0.9%        1.4%               1.7%
Return on Equity                           15.5%       15.5%              21.3%
Earnings Growth Rate                        9.3%        9.3%               7.5%
Foreign Holdings                            0.0%        0.0%               0.3%
Turnover Rate                                24%          --                 --
Expense Ratio                              0.30%          --                 --
Cash Investments                            0.0%          --                 --
--------------------------------------------------------------------------------

-------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

M & T Bank Corp. (banking)                               1.0%
Washington Post Co. Class B (publishing)                 1.0
Affiliated Computer Services, Inc. Class A
    (computer software/services)                         1.0
Gilead Sciences, Inc. (pharmaceuticals)                  1.0
Symantec Corp. (software)                                0.8
Weatherford International Ltd. (oil)                     0.7
IDEC Pharmaceuticals Corp. (biotechnology)               0.7
Microchip Technology, Inc. (electronics)                 0.7
National Commerce Financial Corp. (banking)              0.7
American Water Works Co., Inc. (utilities)               0.6
-------------------------------------------------------------
Top Ten                                                 8.2%
-------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                         TARGET                           BROAD
                           PORTFOLIO     INDEX*         PORTFOLIO       INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00       1.00              0.85          1.00
Beta                            1.00       1.00              0.99          1.00
--------------------------------------------------------------------------------

------------------------------------
INVESTMENT FOCUS

MARKET CAP                    MEDIUM
STYLE                          BLEND
------------------------------------

----------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       TARGET         BROAD
                                      PORTFOLIO        INDEX*       INDEX**
----------------------------------------------------------------------------
Auto & Transportation                      3.6%          3.6%          2.7%
Consumer Discretionary                    18.3          18.3          14.9
Consumer Staples                           5.5           5.5           7.5
Financial Services                        22.1          22.1          22.4
Health Care                               11.7          11.7          14.1
Integrated Oils                            0.6           0.6           3.7
Other Energy                               6.9           6.9           2.2
Materials & Processing                     6.5           6.5           3.8
Producer Durables                          4.4           4.4           4.0
Technology                                10.4          10.5          12.8
Utilities                                  8.2           8.2           7.2
Other                                      1.8           1.7           4.7
----------------------------------------------------------------------------
*S&P MidCap 400 Index.
**Wilshire 5000 Index.

PERFORMANCE SUMMARY                                      MID-CAP INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-DECEMBER 31, 2002

                   MID-CAP          AVERAGE               S&P
                     INDEX          MID-CAP           MID-CAP       WILSHIRE
                 PORTFOLIO      CORE FUND**         400 INDEX     5000 INDEX

2/9/1999             10000            10000             10000           10000
  199903             10150            10308             10136           10520
  199906             11610            11596             11571           11341
  199909             10650            11033             10599           10591
  199912             12499            14491             12421           12526
  200003             14115            16535             13997           13004
  200006             13655            15956             13535           12421
  200009             15312            16657             15179           12441
  200012             14740            15519             14595           11156
  200103             13144            14599             13023            9780
  200106             14884            16122             14736           10510
  200109             12424            13009             12295            8839
  200112             14662            14956             14507            9933
  200203             15655            16197             15482           10028
  200206             14179            14308             14041            8764
  200209             11830            11815             11718            7291
  200212             12515            12204             12402            7861
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 2002
                                 ----------------------------------- FINAL VALUE
                                          ONE           SINCE       OF A $10,000
                                         YEAR      INCEPTION*         INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio               -14.65%           5.94%            $12,515
Average Mid-Cap Core Fund**           -18.40            5.25              12,204
S&P MidCap 400 Index                  -14.51            5.69              12,402
Wilshire 5000 Index                   -20.86           -6.00               7,861
--------------------------------------------------------------------------------
*February 9, 1999.
**Derived from data provided by Lipper, Inc.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-DECEMBER 31, 2002

                         MID-CAP                         S&P
                           INDEX                     MID-CAP
                       PORTFOLIO                   400 INDEX

 1999                       25.0%                      24.2%
 2000                       17.9                       17.5
 2001                       -0.5                       -0.6
 2002                      -14.6                      -14.5
--------------------------------------------------------------------------------



NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                                   FOR        WITHHELD        APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan                 7,963,781,245     256,332,887              96.9%
Charles D. Ellis                7,946,489,124     273,625,008              96.7
Rajiv L. Gupta                  7,946,786,965     273,327,166              96.7
JoAnn Heffernan Heisen          7,949,272,990     270,841,142              96.7
Burton G. Malkiel               7,936,550,788     283,563,344              96.6
Alfred M. Rankin, Jr.           7,957,514,304     262,599,827              96.8
J. Lawrence Wilson              7,943,399,420     276,714,712              96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

RECLASSIFY THE PORTFOLIO AS NONDIVERSIFIED. This change to "nondiversified" status enables the portfolio to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

--------------------------------------------------------------------------------
                                 FOR         AGAINST     ABSTAIN     APPROVED BY
--------------------------------------------------------------------------------
                         421,196,458      16,031,727  16,446,478           92.8%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     MID-CAP INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                                    SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)(1)
--------------------------------------------------------------------------------
  M & T Bank Corp.                                         34,701    $    2,754
  Washington Post Co. Class B                               3,670         2,708
* Affiliated Computer Services, Inc. Class A               49,800         2,622
* Gilead Sciences, Inc.                                    74,100         2,519
* Symantec Corp.                                           54,520         2,209
* Weatherford International Ltd.                           48,870         1,951
* IDEC Pharmaceuticals Corp.                               57,704         1,914
  Microchip Technology, Inc.                               76,563         1,872
  National Commerce Financial Corp.                        77,412         1,846
  American Water Works Co., Inc.                           37,590         1,710
  Green Point Financial Corp.                              36,840         1,664
  ENSCO International, Inc.                                56,220         1,656
  Mylan Laboratories, Inc.                                 46,220         1,613
* DST Systems, Inc.                                        44,900         1,596
* L-3 Communications Holdings, Inc.                        35,500         1,594
  Compass Bancshares Inc.                                  48,400         1,514
* Westwood One, Inc.                                       40,000         1,494
  Tyson Foods, Inc.                                       132,537         1,487
  Valero Energy Corp.                                      39,981         1,477
  Murphy Oil Corp.                                         34,400         1,474
* Mohawk Industries, Inc.                                  24,900         1,418
* Express Scripts Inc.                                     29,400         1,412
* CDW Computer Centers, Inc.                               31,700         1,390
  Sovereign Bancorp, Inc.                                  98,560         1,385
  Ocean Energy, Inc.                                       66,520         1,328
* Synopsys, Inc.                                           28,545         1,317
  Radian Group, Inc.                                       35,300         1,311
* Republic Services, Inc. Class A                          61,500         1,290
  Scana Corp.                                              41,608         1,288
  Expeditors International of Washington, Inc.             39,100         1,277
* Varian Medical Systems, Inc.                             25,700         1,275
* Dean Foods Co.                                           34,314         1,273
  Old Republic International Corp.                         45,300         1,268
* ChoicePoint Inc.                                         32,066         1,266
  Lennar Corp.                                             24,500         1,264
  Banknorth Group, Inc.                                    55,813         1,261
* Lincare Holdings, Inc.                                   39,880         1,261
* Smith International, Inc.                                38,160         1,245
  Ross Stores, Inc.                                        29,340         1,244
* Health Net Inc.                                          46,750         1,234
  TCF Financial Corp.                                      27,960         1,222
  Hormel Foods Corp.                                       52,320         1,221
  McCormick & Co., Inc.                                    52,600         1,220
* Oxford Health Plans, Inc.                                32,990         1,203
  Energy East Corp.                                        54,354         1,201
  Pepco Holdings, Inc.                                     61,404         1,191
* Cadence Design Systems, Inc.                            100,890         1,190
  Legg Mason Inc.                                          24,500         1,189
* Brinker International, Inc.                              36,780         1,186
* Williams-Sonoma, Inc.                                    43,500         1,181
  Fidelity National Financial, Inc.                        35,910         1,179
  XTO Energy, Inc.                                         47,500         1,173
  New York Community Bancorp, Inc.                         40,200         1,161
* Whole Foods Market, Inc.                                 21,700         1,144
* SPX Corp.                                                30,444         1,140
  Hibernia Corp. Class A                                   59,120         1,139
  Hillenbrand Industries, Inc.                             23,340         1,128
* Patterson Dental Co.                                     25,600         1,120
  Diebold, Inc.                                            27,060         1,115
* Pioneer Natural Resources Co.                            43,910         1,109
* Coach, Inc.                                              33,500         1,103
  DENTSPLY International Inc.                              29,620         1,102
  Commerce Bancorp, Inc.                                   25,500         1,101
  Wisconsin Energy Corp.                                   43,670         1,101
  SEI Corp.                                                40,000         1,087
* Barr Laboratories, Inc.                                  16,479         1,073
  Fastenal Co.                                             28,640         1,071
  Everest Re Group, Ltd.                                   19,250         1,065
* Dollar Tree Stores, Inc.                                 43,075         1,058
  Telephone & Data Systems, Inc.                           22,170         1,042
* Universal Health Services Class B                        22,900         1,033
  The PMI Group Inc.                                       34,090         1,024
* Cooper Cameron Corp.                                     20,400         1,016
  First Virginia Banks, Inc.                               26,975         1,004
  Mercantile Bankshares Corp.                              25,990         1,003
  C.H. Robinson Worldwide, Inc.                            31,760           991
  Outback Steakhouse                                       28,410           978
  A.G. Edwards & Sons, Inc.                                29,540           974
  Arthur J. Gallagher & Co.                                33,100           973
* The Dun & Bradstreet Corp.                               27,900           962
  D.R. Horton, Inc.                                        55,044           955
  Associated Banc-Corp                                     28,068           953
* Energizer Holdings, Inc.                                 34,100           951
* Park Place Entertainment Corp.                          112,900           948
* Network Associates, Inc.                                 58,730           945
  Dreyer's Grand Ice Cream, Inc.                           13,100           930
* First Health Group Corp.                                 38,040           926
  Manpower Inc.                                            28,870           921
* Gentex Corp.                                             28,600           905
  Liberty Property Trust REIT                              28,300           904
  Belo Corp. Class A                                       42,330           902
* Patterson-UTI Energy, Inc.                               29,900           902
  Astoria Financial Corp.                                  32,900           893
* IVAX Corp.                                               73,493           891
* PETsMART, Inc.                                           51,700           886
  NSTAR                                                    19,900           883
* Entercom Communications Corp.                            18,800           882
  Neuberger Berman Inc.                                    26,250           879
  Bowater Inc.                                             20,900           877
  Questar Corp.                                            31,010           863
* Millennium Pharmaceuticals, Inc.                        107,926           857
* Storage Technology Corp.                                 40,000           857
  Omnicare, Inc.                                           35,590           848
* Apogent Technologies Inc.                                40,410           841
* Hispanic Broadcasting Corp.                              40,900           841
* Triad Hospitals, Inc.                                    28,109           838
  Sonoco Products Co.                                      36,520           837
  Hospitality Properties Trust REIT                        23,700           834
  City National Corp.                                      18,910           832
  Valspar Corp.                                            18,800           831
  Equitable Resources, Inc.                                23,500           823
* Lear Corp.                                               24,740           823
* Smithfield Foods, Inc.                                   41,000           813
  Noble Energy, Inc.                                       21,630           812
* Constellation Brands, Inc. Class A                       33,900           804
* Ceridian Corp.                                           55,700           803
* Mandalay Resort Group                                    25,850           791
* Michaels Stores, Inc.                                    25,200           789
  Hubbell Inc. Class B                                     22,330           785

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                                    SHARES          (000)
--------------------------------------------------------------------------------
  Wilmington Trust Corp.                                   24,640    $      781
  Leucadia National Corp.                                  20,900           780
  Northeast Utilities                                      51,140           776
  Puget Energy, Inc.                                       34,730           766
  Lyondell Chemical Co.                                    59,950           758
  PepsiAmericas, Inc.                                      56,310           756
* Pride International, Inc.                                50,500           752
* Henry Schein, Inc.                                       16,700           752
* AdvancePCS                                               33,700           748
  Unitrin, Inc.                                            25,600           748
* Abercrombie & Fitch Co.                                  36,540           748
  International Speedway Corp.                             20,000           746
  J.M. Smucker Co.                                         18,614           741
  Bank of Hawaii Corp.                                     24,280           738
  Viad Corp.                                               33,000           738
  Eaton Vance Corp.                                        26,100           737
  Dial Corp.                                               35,940           732
  Allete, Inc.                                             32,100           728
  DPL Inc.                                                 47,380           727
* Jacobs Engineering Group Inc.                            20,360           725
* Intersil Corp.                                           51,708           721
* BISYS Group, Inc.                                        45,200           719
* 99 Cents Only Stores                                     26,566           714
* Packaging Corp. of America                               39,100           713
  Tidewater Inc.                                           22,930           713
  Protective Life Corp.                                    25,810           710
  Brown & Brown, Inc.                                      21,800           705
* Krispy Kreme Doughnuts, Inc.                             20,800           702
* CarMax, Inc.                                             39,000           697
* SICOR, Inc.                                              43,900           696
  MDU Resources Group, Inc.                                26,900           694
  New Plan Excel Realty Trust REIT                         36,300           693
* Career Education Corp.                                   17,300           692
  Beckman Coulter, Inc.                                    23,440           692
  Dole Food Co.                                            21,150           689
* The Cheesecake Factory                                   19,000           687
  FirstMerit Corp.                                         31,700           687
* Vishay Intertechnology, Inc.                             60,404           675
  Investors Financial Services Corp.                       24,300           666
* National-Oilwell, Inc.                                   30,400           664
  Reynolds & Reynolds Class A                              26,040           663
  RPM International, Inc.                                  43,120           659
* E*TRADE Group, Inc.                                     135,455           658
  Pier 1 Imports Inc.                                      34,700           657
  Harris Corp.                                             24,900           655
* Charles River Laboratories, Inc.                         17,000           654
  Pentair, Inc.                                            18,520           640
* 3Com Corp.                                              137,900           638
  Harte-Hanks, Inc.                                        34,050           636
  Teleflex Inc.                                            14,810           635
* Saks Inc.                                                54,070           635
* Varco International, Inc.                                36,333           632
* STERIS Corp.                                             26,050           632
  National Fuel Gas Co.                                    30,340           629
* Swift Transportation Co., Inc.                           31,340           627
  HON Industries, Inc.                                     22,080           624
* National Instruments Corp.                               19,100           621
* AGCO Corp.                                               28,060           620
  Clayton Homes Inc.                                       50,900           620
  CNF Inc.                                                 18,530           616
* Certegy, Inc.                                            25,000           614
  Cabot Corp.                                              23,060           612
  Hawaiian Electric Industries Inc.                        13,750           605
* GTECH Holdings Corp.                                     21,520           600
  American Financial Group, Inc.                           25,970           599
  Webster Financial Corp.                                  17,200           599
* Overture Services, Inc.                                  21,900           598
* LaBranche & Co. Inc.                                     22,400           597
  Donaldson Co., Inc.                                      16,530           595
  Tootsie Roll Industries, Inc.                            19,375           594
  Waddell & Reed Financial, Inc.                           30,200           594
  Great Plains Energy, Inc.                                25,880           592
  Vectren Corp.                                            25,628           589
  Lubrizol Corp.                                           19,310           589
* Valassis Communications, Inc.                            19,700           580
* Edwards Lifesciences Corp.                               22,700           578
  HCC Insurance Holdings, Inc.                             23,300           573
  Peabody Energy Corp.                                     19,600           573
* Tech Data Corp.                                          21,160           570
  Alliant Energy Corp.                                     34,450           570
  CBRL Group, Inc.                                         18,870           569
  Martin Marietta Materials, Inc.                          18,510           568
  Roslyn Bancorp, Inc.                                     31,200           563
* Covance, Inc.                                            22,640           557
  Lee Enterprises, Inc.                                    16,590           556
  Reader's Digest Association, Inc.                        36,600           553
  Colonial BancGroup, Inc.                                 46,200           551
  Independence Community Bank Corp.                        21,500           546
  StanCorp Financial Group, Inc.                           11,100           542
  Lancaster Colony Corp.                                   13,670           534
* Grant Prideco, Inc.                                      45,370           528
* Advanced Fibre Communications, Inc.                      31,600           527
* Scholastic Corp.                                         14,660           527
  Helmerich & Payne, Inc.                                  18,800           525
* SanDisk Corp.                                            25,800           524
  Media General, Inc. Class A                               8,700           522
* Extended Stay America, Inc.                              35,100           518
  OGE Energy Corp.                                         29,390           517
  Herman Miller, Inc.                                      28,050           516
* Acxiom Corp.                                             33,500           515
  BorgWarner, Inc.                                         10,160           512
  AGL Resources Inc.                                       21,030           511
  Westamerica Bancorporation                               12,700           510
* LAM Research Corp.                                       47,000           508
* Furniture Brands International Inc.                      21,170           505
* Education Management Corp.                               13,300           500
* FMC Technologies Inc.                                    24,421           499
* Timberland Co.                                           13,800           491
  Harsco Corp.                                             15,390           491
* Forest Oil Corp.                                         17,700           489
* Avnet, Inc.                                              44,821           485
  Provident Financial Group, Inc.                          18,470           481
* Arrow Electronics, Inc.                                  37,550           480
* BJ's Wholesale Club, Inc.                                26,240           480
* Borders Group, Inc.                                      29,750           479
  Ametek Aerospace Products Inc.                           12,350           475
* Sybase, Inc.                                             35,400           474
  Precision Castparts Corp.                                19,540           474
  Carlisle Co., Inc.                                       11,430           473
* Fairchild Semiconductor Corp.                            44,000           471
  Rayonier Inc.                                            10,410           471
* CheckFree Corp.                                          29,400           470
  Blyth, Inc.                                              17,400           466
* Imation Corp.                                            13,250           465
  Western Gas Resources, Inc.                              12,600           464
* RF Micro Devices, Inc.                                   63,300           464
  WPS Resources Corp.                                      11,900           462
* Airgas, Inc.                                             26,780           462
* The Neiman Marcus Group, Inc. Class A                    15,200           462
* Apria Healthcare Group Inc.                              20,670           460

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                                    SHARES          (000)
--------------------------------------------------------------------------------
  IMC Global Inc.                                          43,060    $      459
* ADTRAN Inc.                                              13,900           457
  Church & Dwight, Inc.                                    15,020           457
* Barnes & Noble, Inc.                                     25,260           456
  Kennametal, Inc.                                         13,230           456
* Vertex Pharmaceuticals, Inc.                             28,700           455
  Albemarle Corp.                                          15,820           450
* AmeriCredit Corp.                                        57,900           448
* Cree, Inc.                                               27,200           445
* LifePoint Hospitals, Inc.                                14,800           443
* Cytyc Corp.                                              43,400           443
* International Rectifier Corp.                            23,900           441
  WGL Holdings Inc.                                        18,400           440
* Payless ShoeSource, Inc.                                  8,526           439
* DeVry, Inc.                                              26,400           439
* Cabot Microelectronics Corp.                              9,262           437
  ONEOK, Inc.                                              22,600           434
* J.B. Hunt Transport Services, Inc.                       14,690           430
  Superior Industries International, Inc.                  10,400           430
  Arch Coal, Inc.                                          19,900           430
  DQE Inc.                                                 27,900           425
  GATX Corp.                                               18,540           423
  ArvinMeritor, Inc.                                       25,365           423
  The MONY Group Inc.                                      17,500           419
* Emmis Communications, Inc.                               20,000           417
  AmerUs Group Co.                                         14,600           413
* Copart, Inc.                                             34,800           412
  Claire's Stores, Inc.                                    18,560           410
  Sensient Technologies Corp.                              17,860           401
* Cytec Industries, Inc.                                   14,680           400
* Investment Technology Group, Inc.                        17,900           400
  Alexander & Baldwin, Inc.                                15,490           399
  Jack Henry & Associates Inc.                             32,800           395
* Atmel Corp.                                             175,000           390
* IndyMac Bancorp, Inc. REIT                               20,700           383
  York International Corp.                                 14,840           379
* PacifiCare Health Systems, Inc.                          13,500           379
  Callaway Golf Co.                                        28,630           379
* Catalina Marketing Corp.                                 20,500           379
  Pittston Brink's Group                                   20,228           374
  Ferro Corp.                                              15,290           374
* American Eagle Outfitters, Inc.                          27,100           373
* Avocent Corp.                                            16,789           373
* Lattice Semiconductor Corp.                              42,200           370
* Activision, Inc.                                         25,268           369
* Varian, Inc.                                             12,800           367
  Universal Corp. (VA)                                      9,770           361
* FMC Corp.                                                13,200           361
* Polycom, Inc.                                            37,600           358
  IDACORP, Inc.                                            14,110           350
  PNM Resources Inc.                                       14,660           349
  Federal Signal Corp.                                     17,800           346
  ICN Pharmaceuticals, Inc.                                31,540           344
* Internet Security Systems, Inc.                          18,600           341
  Wallace Computer Services, Inc.                          15,580           335
  Greater Bay Bancorp                                      19,300           334
  Olin Corp.                                               21,320           332
  Kelly Services, Inc. Class A                             13,310           329
  Trinity Industries, Inc.                                 17,180           326
  Minerals Technologies, Inc.                               7,540           325
* Integrated Device Technology Inc.                        38,610           323
* AK Steel Corp.                                           40,353           323
* Perrigo Co.                                              26,010           316
  Nordson Corp.                                            12,560           312
  Bob Evans Farms, Inc.                                    13,350           312
* United Rentals, Inc.                                     28,900           311
* Micrel, Inc.                                             34,500           310
  Tecumseh Products Co. Class A                             6,930           306
* Flowserve Corp.                                          20,620           305
* Sepracor Inc.                                            31,320           303
* Semtech Corp.                                            27,700           302
* The Titan Corp.                                          29,000           302
* McDATA Corp. Class A                                     42,200           300
  Longs Drug Stores, Inc.                                  14,400           299
  Banta Corp.                                               9,520           298
* Ohio Casualty Corp.                                      22,600           293
* Silicon Valley Bancshares                                16,000           292
* Macrovision Corp.                                        18,100           290
  Rollins, Inc.                                            11,340           289
* BroadWing Inc.                                           81,500           287
* Protein Design Labs, Inc.                                33,300           283
* Price Communications Corp.                               20,300           281
  Bandag, Inc.                                              7,240           280
* KEMET Corp.                                              32,000           280
  H.B. Fuller Co.                                          10,600           274
  Black Hills Corp.                                        10,140           269
  Airborne, Inc.                                           18,130           269
* Gartner, Inc. Class B                                    28,400           268
  Westar Energy, Inc.                                      26,800           265
* CSG Systems International, Inc.                          19,300           263
* Cypress Semiconductor Corp.                              45,950           263
* Plantronics, Inc.                                        17,100           259
  Potlatch Corp.                                           10,600           253
  Interstate Bakeries Corp.                                16,590           253
  Crompton Corp.                                           42,355           252
* EGL, Inc.                                                17,600           251
  Albany International Corp.                               12,088           250
  Sierra Pacific Resources                                 38,410           250
* Sylvan Learning Systems, Inc.                            15,200           249
  Cleco Corp.                                              17,600           246
  Granite Construction Co.                                 15,650           243
* Macromedia, Inc.                                         22,700           242
* Keane, Inc.                                              26,780           241
  Kaydon Corp.                                             11,250           239
  Ruddick Corp.                                            17,410           238
* Dycom Industries, Inc.                                   17,900           237
  Horace Mann Educators Corp.                              15,470           237
  Overseas Shipholding Group Inc.                          12,910           231
* Hanover Compressor Co.                                   25,100           230
  Modine Manufacturing Co.                                 12,730           225
* Legato Systems, Inc.                                     43,620           219
  Wausau-Mosinee Paper Corp.                               19,500           219
* Alaska Air Group, Inc.                                   10,090           218
* Ascential Software Corp.                                 90,400           217
  Glatfelter                                               16,460           217
* MPS Group, Inc.                                          38,330           212
* Credence Systems Corp.                                   22,500           210
* TriQuint Semiconductor, Inc.                             49,253           209
* Sotheby's Holdings Class A                               23,130           208
  A. Schulman Inc.                                         10,870           202
* Six Flags, Inc.                                          34,680           198
* Allmerica Financial Corp.                                19,600           198
* Papa John's International, Inc.                           7,000           195
* Mentor Graphics Corp.                                    24,720           194
* FEI Co.                                                  12,400           190
* VISX Inc.                                                19,300           185
* Newport Corp.                                            14,400           181
* CommScope, Inc.                                          22,200           175

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                                    SHARES          (000)
--------------------------------------------------------------------------------
* Advent Software, Inc.                                    12,400    $      169
* Quantum Corp.                                            59,560           159
* Sequa Corp. Class A                                       4,010           157
  Solutia, Inc.                                            38,940           141
* Plexus Corp.                                             15,700           138
* Longview Fibre Co.                                       18,770           136
* Powerwave Technologies, Inc.                             24,000           130
* RSA Security Inc.                                        21,000           126
* GrafTech International Ltd.                              21,000           125
* Wind River Systems Inc.                                  29,300           120
  Aquila, Inc.                                             66,440           118
* Incyte Genomics, Inc.                                    25,000           114
* LTX Corp.                                                18,500           112
* Korn/Ferry International                                 14,000           105
* Unifi, Inc.                                              19,770           104
  Carpenter Technology Corp.                                8,140           101
* Quanta Services, Inc.                                    25,800            90
* Cirrus Logic                                             31,200            90
* InFocus Corp.                                            14,300            88
* Transaction Systems Architects, Inc.                     13,200            86
* The Neiman Marcus Group, Inc. Class B                     3,000            82
  Metris Cos., Inc.                                        21,600            53
* Retek Inc.                                               19,200            52
* Sykes Enterprises, Inc.                                  15,000            49
* Gartner, Inc. Class A                                     2,600            24
                                                                     -----------
TOTAL COMMON STOCKS (Cost $332,832)                              $      264,295
--------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.56%, 1/8/2003                                $ 100                    100
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.21%, 1/2/2003--Note E                        1,490                  1,490
    1.22%, 1/2/2003                                  898                    898
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,488)                            2,488
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $335,320)                              266,783
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
  Other Assets--Note B                                                      702
  Liabilities--Note E                                                    (3,223)
                                                                 ---------------
                                                                         (2,521)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------

Applicable to 24,935,479 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      264,262
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $        10.60
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.2% and 0.8%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                           AMOUNT           PER
                                                            (000)         SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $ 322,441      $  12.93
Undistributed Net Investment Income                         2,043           .08
Accumulated Net Realized Gains                              8,318           .33
Unrealized Depreciation
Investment Securities                                    (68,537)        (2.74)
Futures Contracts                                             (3)            --
--------------------------------------------------------------------------------
NET ASSETS                                              $ 264,262     $   10.60
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

--------------------------------------------------------------------------------
                                                         MID-CAP INDEX PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                      $        3,016
  Interest                                                                   18
  Security Lending                                                           10
--------------------------------------------------------------------------------
    Total Income                                                          3,044
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                                               28
  Management and Administrative                                             637
  Marketing and Distribution                                                 39
Custodian Fees                                                               68
Auditing Fees                                                                12
Shareholders' Reports and Proxies                                            30
--------------------------------------------------------------------------------
    Net Expenses                                                            814
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,230
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              8,690
  Futures Contracts                                                        (141)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  8,549
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (61,281)
  Futures Contracts                                                          (3)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (61,284)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $      (50,505)
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                  MID-CAP INDEX PORTFOLIO
                                 -----------------------------------------------
                                     YEAR ENDED        OCT. 1 TO      YEAR ENDED
                                  DEC. 31, 2002   DEC. 31, 2001*  SEPT. 30, 2001
                                          (000)            (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 2,230         $    479     $    1,733
  Realized Net Gain (Loss)                8,549            2,270         12,952
  Change in Unrealized Appreciation
    (Depreciation)                      (61,284)          34,791        (61,613)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations      (50,505)          37,540        (46,928)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                  (2,261)              --         (1,079)
  Realized Capital Gain**               (15,414)              --        (13,490)
--------------------------------------------------------------------------------
    Total Distributions                 (17,675)              --       (14,569)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                116,335           17,295        133,417
  Issued in Lieu of Cash
     Distributions                       17,675               --         14,569
  Redeemed                              (52,439)         (11,615)       (70,943)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions           81,571            5,680         77,043
--------------------------------------------------------------------------------
  Total Increase (Decrease)              13,391           43,220         15,546
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                   250,871          207,651        192,105
--------------------------------------------------------------------------------
  End of Period                        $264,262         $250,871       $207,651
================================================================================

1Shares Issued (Redeemed)
  Issued                                  9,297            1,390         10,217
  Issued in Lieu of Cash
    Distributions                         1,342               --          1,127
  Redeemed                               (4,660)            (951)        (5,659)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding                    5,979              439          5,685
================================================================================
* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions of $4,624,000, $0, and $10,860,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

MID-CAP INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        SEPTEMBER 30,            FEB. 8** TO
                                                      YEAR ENDED       OCT. 1 TO   -------------------------       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     DEC. 31, 2002  DEC. 31, 2001*      2001             2000             1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.23          $11.21    $14.97           $10.65           $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .08             .02       .09              .08              .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         (1.85)           2.00     (2.77)            4.49              .61
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       (1.77)           2.02     (2.68)            4.57              .65
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.11)             --      (.08)            (.05)              --
  Distributions from Realized Capital Gains                 (.75)             --     (1.00)            (.20)              --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.86)             --     (1.08)            (.25)              --
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $10.60          $13.23    $11.21           $14.97           $10.65
=============================================================================================================================

TOTAL RETURN                                             -14.65%          18.02%   -18.86%           43.77%            6.50%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $264            $251      $208             $192              $54
  Ratio of Total Expenses
     to Average Net Assets                                 0.30%          0.30%+     0.28%            0.28%           0.24%+
  Ratio of Net Investment Income
     to Average Net Assets                                 0.81%          0.83%+      0.77%           0.90%           1.03%+
  Portfolio Turnover Rate                                    24%              9%       36%              43%              24%
=============================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement begins.
+Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The portfolio uses S&P MidCap 400 Index futures to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures arebelieved to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory services, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $51,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $2,322,000 of ordinary income and $8,020,000 of long-term capital gains available for distribution.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $68,537,000, consisting of unrealized gains of $18,022,000 on securities that had risen in value since their purchase and $86,559,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                        (000)
                                             -----------------------------------
                                                      AGGREGATE       UNREALIZED
                                      NUMBER OF      SETTLEMENT     APPRECIATION
FUTURES CONTRACTS                LONG CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                          2            $430             $(3)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes. D. During the year ended December 31, 2002, the portfolio purchased $131,753,000 of investment securities and sold $65,814,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $1,442,000, for which the portfolio held cash collateral of
$1,490,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

REIT INDEX Portfolio


Real estate investments were one of the few bright spots during 2002, as the broad stock market suffered its third consecutive yearly decline. The REIT Index Portfolio posted a 12-month return of 3.5%--a sharp contrast to the -20.9% return of the Wilshire 5000 Total Market Index.

     The table below shows annualized total returns for the portfolio and its comparative measures during the year and since the portfolio's inception. The REIT Index Portfolio fulfilled its objective of tracking its unmanaged target index, but lagged its average mutual fund peer for the 12 months. Please note that the yields and the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                         FEBRUARY 9, 1999*, THROUGH
                                                               DECEMBER 31, 2002
                                              ----------------------------------
                                                     AVERAGE         FINAL VALUE
                                     YEAR ENDED       ANNUAL        OF A $10,000
                              DECEMBER 31, 2002       RETURN  INITIAL INVESTMENT
--------------------------------------------------------------------------------
REIT Index Portfolio                       3.5%         9.7%             $14,325
Average Real Estate Fund**                 4.1          9.1               14,046
Morgan Stanley REIT Index                  3.6         10.0               14,466
--------------------------------------------------------------------------------
*Portfolio inception. **Derived from data provided by Lipper Inc.


THOUGH ROBUST, REITS SHOW SIGNS OF WEAKENING

During the first half of the year, REITs seemed to be headed for their third-straight double-digit gain. However, investor enthusiasm cooled during the second half as the less-than-robust economy and uncertainty in the stock market began to weigh on real estate. Corporate downsizing meant less demand for office space just as new buildings entered the market, resulting in lower occupancy rates and lower rents. Office vacancy rates nationwide reached almost 16%--the highest level since 1993.

     Vacancy rates also rose for apartments, reaching their highest level in more than a decade. However, this trend was partly driven by the robust housing market, in which record-low mortgage rates induced more people to buy rather than rent.

     With weakening cash flow, a few REITs reduced their dividends. Share prices for office and residential REITs fell during the year. However, this was offset by the healthy double-digit returns of retail REITs. Despite REITs' outperformance relative to the broader market, by year-end the ratio of price to earnings for REITs overall was lower than that for the Standard & Poor's 500 Index.

DIVERSIFICATION HAS PROVED ITS VALUE

Over the past three years, the REIT Index Portfolio illustrated the advantages of diversifying within an asset class. Gains from REITs buffered some of the declines elsewhere in the stock market.

     Three years ago, some investors abandoned bonds in favor of stocks, or moved from a broad stock portfolio to a tech fund. Today we fear that disparate returns in the financial markets will again induce an emotional reaction, leading some to abandon a balanced investment mix in favor of one asset class or market sector.

     Because no one knows the future performance of the financial markets, we continue to advocate a diversified approach, with an asset allocation appropriate for your goals and unique financial circumstances. Specifically, we recommend that investors consider putting assets in the REIT Index Portfolio only if its objective matches their individual needs--not because it has performed relatively well during the bear market. Approaching investments in this way will enhance your ability to stick with an investment program through the tough times so that your personal portfolio gets the most benefit from the eventual--and inevitable--market recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

PORTFOLIO PROFILE                                           REIT INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                      TARGET               BROAD
                                      PORTFOLIO       INDEX*             INDEX**
--------------------------------------------------------------------------------
Number of Stocks                            115          114               5,668
Median Market Cap                         $2.2B        $2.2B              $26.2B
Price/Earnings Ratio                      20.3x        20.3x               22.5x
Price/Book Ratio                           1.5x         1.5x                2.4x
Yield                                     7.1%Y         7.1%                1.7%
Return on Equity                          10.7%        10.7%               21.3%
Earnings Growth Rate                       5.9%         5.9%                7.5%
Foreign Holdings                           0.0%         0.0%                0.3%
Turnover Rate                               20%           --                  --
Expense Ratio                             0.39%           --                  --
Cash Investments                           1.8%           --                  --
--------------------------------------------------------------------------------


-------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                      7.1%
Equity Residential REIT                                  4.6
Simon Property Group, Inc. REIT                          4.2
ProLogis REIT                                            3.1
Archstone-Smith Trust REIT                               2.9
Vornado Realty Trust REIT                                2.7
Public Storage, Inc. REIT                                2.6
Boston Properties, Inc. REIT                             2.4
Apartment Investment & Management Co. Class A REIT       2.4
Duke Realty Corp. REIT                                   2.3
-------------------------------------------------------------
Top Ten                                                34.3%
-------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                         TARGET                           BROAD
                           PORTFOLIO     INDEX*         PORTFOLIO       INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00       1.00              0.03          1.00
Beta                            0.98       1.00              0.11          1.00
--------------------------------------------------------------------------------


-------------------------------
INVESTMENT FOCUS

MARKET CAP                SMALL
STYLE                     VALUE
-------------------------------

-----------------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Retail                                    24.3%
Apartments                                20.6
Office                                    20.1
Industrial                                13.5
Diversified                               11.9
Health Care                                4.8
Hotels                                     4.8
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
+This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.

PERFORMANCE SUMMARY                                         REIT INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-DECEMBER 31, 2002

                                  AVERAGE          MORGAN
              REIT INDEX      REAL ESTATE         STANLEY     WILSHIRE
               PORTFOLIO           FUND**      REIT INDEX   5000 INDEX

2/9/1999           10000            10000           10000        10000
  199903            9750             9727            9729        10520
  199906           10690            10871           10693        11341
  199909            9850             9871            9828        10591
  199912            9770             9874            9755        12526
  200003           10033            10005           10014        13004
  200006           11058            11100           11053        12421
  200009           11898            12044           11916        12441
  200012           12339            12404           12370        11156
  200103           12265            12161           12311         9780
  200106           13571            13371           13655        10510
  200109           13210            12934           13301         8839
  200112           13836            13497           13958         9933
  200203           14950            14587           15116        10028
  200206           15641            15355           15848         8764
  200209           14314            13958           14440         7291
  200212           14325            14046           14466         7861
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 2002
                                  ---------------------------------  FINAL VALUE
                                     ONE               SINCE        OF A $10,000
                                    YEAR          INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
REIT Index Portfolio               3.53%               9.68%             $14,325
Average Real Estate Fund**         4.07                9.13               14,046
Morgan Stanley REIT Index          3.64                9.96               14,466
Wilshire 5000 Index              -20.86               -6.00                7,861
--------------------------------------------------------------------------------
*February 9, 1999.
**Derived from data provided by Lipper, Inc.
Note: See Financial Highlights table on page 29 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-DECEMBER 31, 2002

                    REIT INDEX                MORGAN STANLEY
                     PORTFOLIO                    REIT INDEX

1999                      -2.3%                         -2.2%
2000                      26.3                          26.4
2001                      12.1                          12.6
2002                       3.5                           3.6
--------------------------------------------------------------------------------


NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                              FOR            WITHHELD         APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan            7,963,781,245         256,332,887               96.9%
Charles D. Ellis           7,946,489,124         273,625,008               96.7
Rajiv L. Gupta             7,946,786,965         273,327,166               96.7
JoAnn Heffernan Heisen     7,949,272,990         270,841,142               96.7
Burton G. Malkiel          7,936,550,788         283,563,344               96.6
Alfred M. Rankin, Jr.      7,957,514,304         262,599,827               96.8
J. Lawrence Wilson         7,943,399,420         276,714,712               96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

RECLASSIFY THE PORTFOLIO AS NONDIVERSIFIED. This change to "nondiversified" status enables the portfolio to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

--------------------------------------------------------------------------------
                             FOR        AGAINST      ABSTAIN         APPROVED BY
--------------------------------------------------------------------------------
                     318,523,904      8,302,174   10,121,058               94.5%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                        REIT INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX PORTFOLIO                                       SHARES          (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.2%)
--------------------------------------------------------------------------------
  Equity Office Properties Trust REIT                     514,917    $   12,863
  Equity Residential REIT                                 338,788         8,327
  Simon Property Group, Inc. REIT                         224,190         7,638
  ProLogis REIT                                           218,810         5,503
  Archstone-Smith Trust REIT                              219,579         5,169
  Vornado Realty Trust REIT                               131,990         4,910
  Public Storage, Inc. REIT                               143,046         4,622
  Boston Properties, Inc. REIT                            117,200         4,320
  Apartment Investment & Management Co.
    Class A REIT                                          114,370         4,287
  Duke Realty Corp. REIT                                  165,878         4,222
  General Growth Properties Inc. REIT                      76,600         3,983
  Kimco Realty Corp. REIT                                 128,690         3,943
  Rouse Co. REIT                                          106,950         3,390
  Avalonbay Communities, Inc. REIT                         85,200         3,335
  Liberty Property Trust REIT                              92,800         2,964
* Host Marriott Corp. REIT                                326,200         2,887
  AMB Property Corp. REIT                                 103,400         2,829
  Health Care Properties Investors REIT                    71,550         2,740
  Hospitality Properties Trust REIT                        76,800         2,703
  Weingarten Realty Investors REIT                         63,800         2,352
  Regency Centers Corp. REIT                               70,600         2,287
  New Plan Excel Realty Trust REIT                        119,100         2,274
  United Dominion Realty Trust REIT                       131,400         2,150
  Mack-Cali Realty Corp. REIT                              70,850         2,147
  Crescent Real Estate, Inc. REIT                         127,400         2,120
  The Macerich Co. REIT                                    60,700         1,867
  Arden Realty Group, Inc. REIT                            79,350         1,758
  BRE Properties Inc. Class A REIT                         56,300         1,757
  Developers Diversified Realty Corp. REIT                 79,750         1,754
  Trizec Properties, Inc. REIT                            184,100         1,729
  Chelsea Property Group REIT                              50,900         1,695
  Camden Property Trust REIT                               49,900         1,647
  CarrAmerica Realty Corp. REIT                            65,250         1,634
  CenterPoint Properties Corp. REIT                        28,300         1,617
  Mills Corp. REIT                                         52,500         1,540
  Cousins Properties, Inc. REIT                            61,650         1,523
  Healthcare Realty Trust Inc. REIT                        51,500         1,506
  Pan Pacific Retail Properties, Inc. REIT                 41,192         1,505
  Realty Income Corp. REIT                                 42,800         1,498
  Federal Realty Investment Trust REIT                     53,200         1,496
  Reckson Associates Realty Corp. REIT                     70,688         1,488
  CBL & Associates Properties, Inc. REIT                   36,610         1,466
  Highwood Properties, Inc. REIT                           65,810         1,454
  Shurgard Storage Centers, Inc. Class A REIT              43,700         1,370
  First Industrial Realty Trust REIT                       48,800         1,366
  Prentiss Properties Trust REIT                           48,100         1,360
  HRPT Properties Trust REIT                              158,400         1,305
  Health Care Inc. REIT                                    47,900         1,296
  Washington REIT                                          48,100         1,227
  SL Green Realty Corp. REIT                               37,300         1,179
  Essex Property Trust, Inc. REIT                          22,400         1,139
  Home Properties of New York, Inc. REIT                   32,300         1,113
  Post Properties, Inc. REIT                               45,400         1,085
  Taubman Co. REIT                                         63,100         1,024
  Alexandria Real Estate Equities, Inc. REIT               23,500         1,001
  Ventas, Inc. REIT                                        85,200           976
  Brandywine Realty Trust REIT                             43,800           955
  Colonial Properties Trust REIT                           27,500           933
  Nationwide Health Properties, Inc. REIT                  60,600           905
  PS Business Parks, Inc. REIT                             26,400           839
  Chateau Communities, Inc. REIT                           35,800           823
  Sun Communities, Inc. REIT                               22,300           815
  Capital Automotive REIT                                  34,100           808
  Manufactured Home Communities, Inc. REIT                 26,800           794
  Kilroy Realty Corp. REIT                                 34,270           790
  Gables Residential Trust REIT                            30,800           768
  Senior Housing Properties Trust REIT                     71,500           759
  Commercial Net Lease Realty REIT                         49,373           757
  FelCor Lodging Trust, Inc. REIT                          65,600           750
  Glimcher Realty Trust REIT                               42,000           746
  Lexington Corporate Properties Trust REIT                40,310           641
  Glenborough Realty Trust, Inc. REIT                      34,000           606
  Summit Properties, Inc. REIT                             33,600           598
  Equity One, Inc. REIT                                    42,200           563
  Pennsylvania REIT                                        20,300           528
  Bedford Property Investors, Inc. REIT                    20,500           527
  Mid-America Apartment Communities, Inc. REIT             21,500           526
  EastGroup Properties, Inc. REIT                          19,800           505
  Getty Realty Holding Corp. REIT                          26,200           496
  IRT Property Co. REIT                                    41,800           496
  Entertainment Properties Trust REIT                      21,000           494
  Cornerstone Realty Income Trust, Inc. REIT               59,200           471
  JDN Realty Corp. REIT                                    43,022           471
  AMLI Residential Properties Trust REIT                   21,900           466
  Sovran Self Storage, Inc. REIT                           16,000           454
  Keystone Property Trust REIT                             26,100           443
  Saul Centers, Inc. REIT                                  18,300           436
  Town & Country Trust REIT                                19,800           418
  Corporate Office Properties Trust, Inc. REIT             29,200           410
  Koger Equity, Inc. REIT                                  26,100           407
  Parkway Properties Inc. REIT                             11,500           403
  Investors Real Estate Trust REIT                         38,900           388
  Mid Atlantic Realty Trust REIT                           22,000           383
  RFS Hotel Investors, Inc. REIT                           35,200           382
  Kramont Realty Trust REIT                                26,000           381
  Universal Health Realty Income REIT                      14,447           379
  MeriStar Hospitality Corp. REIT                          55,000           363
  Crown American Realty Trust REIT                         38,950           358
  Innkeepers USA Trust REIT                                45,800           351
  Tanger Factory Outlet Centers, Inc. REIT                 11,100           344
  U.S. Restaurant Properties, Inc. REIT                    24,400           344
  Great Lakes, Inc. REIT                                   20,300           338
  LaSalle Hotel Properties REIT                            23,400           328
  Ramco-Gershenson Properties Trust REIT                   15,200           300
  Equity Inns, Inc. REIT                                   49,400           297
  Urstadt Biddle Properties Class A REIT                   21,700           240
  Mission West Properties Inc. REIT                        21,900           217
  Boykin Lodging Co. REIT                                  21,700           202
  Winston Hotels, Inc. REIT                                24,500           191
  Correctional Properties Trust REIT                        8,700           189
  Associated Estates Realty Corp. REIT                     24,700           167
  Sizeler Property Investors, Inc. REIT                    16,500           153
  American Land Lease, Inc. REIT                            8,140           115
* Prime Group Realty Trust REIT                            18,600            86
  Reckson Associates Realty Corp. Class B REIT              1,756            39
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $183,694)              $      176,676
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    FACE                  MARKET
                                                  AMOUNT                  VALUE*
                                                   (000)                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.21%, 1/2/2003--Note E                       $3,036                $ 3,036
    1.22%, 1/2/2003                                3,656                  3,656
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,692)                            6,692
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%) (Cost $190,386)                              183,368
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      1,195
Liabilities--Note E                                                      (4,562)
                                                                 ---------------
                                                                         (3,367)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------

Applicable to 14,017,818 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      180,001
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $        12.84
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                  AMOUNT                     PER
                                                   (000)                   (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $173,409         $        12.37
Undistributed Net Investment Income                7,612                    .54
Accumulated Net Realized Gains                     5,998                    .43
Unrealized Depreciation                           (7,018)                  (.50)
--------------------------------------------------------------------------------
NET ASSETS                                      $180,001         $        12.84
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                           REIT INDEX PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                      $        7,738
  Interest                                                                   59
  Security Lending                                                            3
--------------------------------------------------------------------------------
    Total Income                                                          7,800
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
    Investment Advisory Services                                             28
    Management and Administrative                                           507
    Marketing and Distribution                                               21
  Custodian Fees                                                             29
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          12
--------------------------------------------------------------------------------
    Net Expenses                                                            609
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    7,191
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                                     1,031
  Investment Securities Sold                                              5,877
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  6,908
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                               (14,088)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $           11
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                        REIT INDEX PORTFOLIO


                                  YEAR ENDED         OCT. 1 TO        YEAR ENDED
                               DEC. 31, 2002     DEC. 31, 2001*   SEPT. 30, 2001
                                       (000)             (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income              $ 7,191            $ 1,377         $ 3,677
  Realized Net Gain (Loss)             6,908               (469)          1,430
  Change in Unrealized
    Appreciation (Depreciation)      (14,088)             3,184             852
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations      11              4,092           5,959
--------------------------------------------------------------------------------
Distributions
  Net Investment Income               (4,734)                --          (1,843)
  Realized Capital Gain**             (1,610)                --            (199)
--------------------------------------------------------------------------------
    Total Distributions               (6,344)                --          (2,042)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                             123,525             15,678          54,600
  Issued in Lieu of Cash
    Distributions                      6,344                 --           2,042
  Redeemed                           (39,470)            (8,062)        (23,326)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions          90,399              7,616          33,316
--------------------------------------------------------------------------------
    Total Increase (Decrease)         84,066             11,708          37,233
--------------------------------------------------------------------------------
NET ASSETS

  Beginning of Period                 95,935             84,227          46,994
--------------------------------------------------------------------------------
  End of Period                     $180,001            $95,935         $84,227
================================================================================


1Shares Issued (Redeemed)
  Issued                               9,329              1,243           4,486
  Issued in Lieu of Cash
    Distributions                        479                 --             180
  Redeemed                            (3,152)              (650)         (1,945)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding                 6,656                593           2,721
================================================================================
* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions of $189,000, $0, and $99,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS


REIT INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        SEPTEMBER 30,            FEB. 8** TO
                                                      YEAR ENDED       OCT. 1 TO   -------------------------       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     DEC. 31, 2002  DEC. 31, 2001*      2001             2000             1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.03           $12.44    $11.61           $ 9.85           $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .38              .14       .45              .43              .28
  Net Realized and Unrealized Gain (Loss) on Investments    .10              .45       .79             1.57             (.43)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .48              .59      1.24             2.00             (.15)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.50)              --      (.37)            (.23)              --
  Distributions from Realized Capital Gains                (.17)              --      (.04)            (.01)              --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.67)              --      (.41)            (.24)              --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $12.84           $13.03    $12.44           $11.61           $ 9.85
=============================================================================================================================

TOTAL RETURN                                              3.53%            4.74%    11.02%           20.79%           -1.50%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $180              $96       $84              $47              $21
  Ratio of Total Expenses to Average Net Assets           0.39%           0.39%+     0.39%            0.47%           0.27%+
  Ratio of Net Investment Income to Average Net Assets    4.93%           6.27%+     5.81%            6.30%           6.26%+
  Portfolio Turnover Rate                                   20%               3%       10%               6%               4%
=============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
+Annualized.



NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.03% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio utilized a capital loss carryforward of $334,000 to offset taxable capital gains realized during the year ended December 31, 2002, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2002, the portfolio had $7,778,000 of ordinary income and $5,848,000 of long-term capital gains available for distribution.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $7,018,000, consisting of unrealized gains of $7,694,000 on securities that had risen in value since their purchase and $14,712,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2002, the portfolio purchased $123,688,000 of investment securities and sold $31,190,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $2,938,000, for which the portfolio held cash collateral of
$3,036,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

LOG ON TO VANGUARD.COM AND:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE

GO TO OUR PLANNING & Advice and Research Funds & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New
  Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on this page shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Consolidated View, PlainTalk, Explorer, Morgan, LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, 500 Standard & Poor's Midcap 400 and S&P Micap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 THE VANGUARD GROUP, INC.
                                                            ALL RIGHTS RESERVED.
                                                              VANGUARD MARKETING
                                                       CORPORATION, DISTRIBUTOR.

                                                                     Q680 022003

[FRONT COVER]

                       VANGUARD(R)VARIABLE INSURANCE FUND
                       MONEY MARKET AND BOND PORTFOLIOS

ANNUAL REPORT

MONEY MARKET PORTFOLIO
SHORT-TERM PORTFOLIO
TOTAL BOND MARKET INDEX PORTFOLIO
HIGH YIELD BOND PORTFOLIO


                                                               DECEMBER 31, 2002

                                                         [THE VANGUARD GROUP(R)]

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer

                                                      [PHOTO OF JOHN J. BRENNAN]

================================================================================
CONTENTS
1 Market Perspective

MONEY MARKET PORTFOLIO
2    A Look at Performance
3    Portfolio Profile
4    Performance Summary
4    Notice to Shareholders
5    Financial Statements

SHORT-TERM CORPORATE PORTFOLIO
11   A Look at Performance
12   Portfolio Profile
13   Performance Summary
13   Notice to Shareholders
14   Financial Statements

TOTAL BOND MARKET INDEX PORTFOLIO
26   A Look at Performance
28   Portfolio Profile
29   Performance Summary
29   Notice to Shareholders
30   Financial Statements

HIGH YIELD BOND PORTFOLIO
44   A Look at Performance
45   Report from the Adviser
47   Portfolio Profile
48   Performance Summary
48   Notice to Shareholders
49   Financial Statements
================================================================================
SUMMARY
* The overall bond market recorded terrific results for the third consecutive year in 2002, as interest rates continued to decline. The Total Bond Market Index Portfolio returned 8.3%, but failed to keep pace with the unmanaged index it aims to track.
* Investment-grade corporate bonds performed well, but lagged Treasury bonds for the third time in five years. The Short-Term Corporate Portfolio returned 6.2%.
*    Prices of  high-yield  bonds  declined  once again in 2002, as fixed income investors sought refuge in securities with little or no credit risk. The High Yield Bond Portfolio returned just 1.5%.
* With short-term interest rates near 40-year lows, the Money Market Portfolio returned 1.7%.
================================================================================

MARKET PERSPECTIVE

Dear Planholder,
Investment-grade bonds provided excellent total returns during 2002, as prices rose in response to falling interest rates and a terrible stock market. Clearly, it was an extremely challenging period for the financial markets. This report begins with a look at the market environment. On the following pages, you'll find details about the performance of your portfolio holdings.

/S/John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer, The Vanguard Group        January 16, 2003
--------------------------------------------------------------------------------

BONDS SHONE AS THE ECONOMY GREW AND STOCKS PLUNGED
Prices of investment-grade bonds rose during 2002, as many investors sought shelter from the stock market's volatility. But parts of the bond market, too, were shaken by the year's events. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--investors seemed to lose some confidence in the financial markets generally. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     Although the recession of 2001 gave way to halting economic growth, the stock market seemed largely oblivious for much of 2002. Despite a strong fourth-quarter rally, the Wilshire 5000 Total Market Index skidded -20.9% for the 12 months. Share prices declined -22.0%--their worst calendar-year performance since 1974--while stock dividends provided an income return of just 1.1%. It was the third consecutive down year for stocks, and the longest bear market since 1939-1941. No size or style of stock was spared.

     The Federal Reserve Board responded to the mixed economic signals by holding its target for interest rates steady for most of the year, and then by making a sizable cut of 50 basis points (0.5 percentage point) in November. At the end of 2002, the federal funds rate stood at 1.25%, its lowest level in four decades. The yield of the 3-month U.S. Treasury bill fell 53 basis points to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%. The decline in interest rates led to a mortgage refinancing boom.

     The rise in bond prices, which move in the opposite direction from interest rates, supplemented the income from bonds, resulting in terrific returns. The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year. However, not all types of bonds went along for the ride. In fact, high- yielding bonds--those issued by less-creditworthy companies--returned -1.4% for the 12 months as measured by the Lehman High Yield Index.

     Mortgage-backed securities performed well; the Lehman GNMA Index returned 8.7%. Between corporate bonds and Treasury securities, there was no clear winner. Government bonds did better than corporates in the long-term segment of the market, while short-term corporates outperformed short-term Treasuries. During the final three months of the year, corporate bonds soared as investors appeared to be more willing to take on risk.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               ---------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
--------------------------------------------------------------------------------

================================================================================
VANGUARD(R) VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
During 2002, shares in the Money Market Portfolio returned 1.7%. Obviously meager in absolute terms, the portfolio's return compared favorably with the result of the average money market mutual fund and matched the result of the unmanaged Salomon Smith Barney 3-Month U.S. Treasury Bill Index. Please note that the yields and the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

     Those who rely on income from the portfolios know that the investment environment became increasingly inhospitable during the last two years. Indeed, the yield of the 3-month U.S. Treasury bill, a proxy for the income-producing potential of cash investments, plummeted from 5.90% at the beginning of 2001 to 1.19% at the end of 2002. The Money Market Portfolio met its investment objective--to provide income while maintaining liquidity and a stable share price of $1--throughout the period, but its yield naturally fell along with market interest rates. As of December 31, 2002, the portfolio offered a yield of 1.31%, down from 2.28% a year earlier.

--------------------------------------------------------------------------------
VANGUARD(R) MONEY MARKET PORTFOLIO

TOTAL RETURNS                                                          TEN YEARS
                                                         ENDED DECEMBER 31, 2002
                                                         -----------------------
                                            AVERAGE                  FINAL VALUE
                             YEAR ENDED      ANNUAL                 OF A $10,000
                      DECEMBER 31, 2002      RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*             1.7%        4.7%                     $15,864
 (SEC 7-Day Annualized Yield: 1.31%)
Average Money Market Fund**         1.0         4.1                       14,904
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index          1.7         4.5                       15,528
--------------------------------------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.


THE ADVISER MAINTAINED A CONSERVATIVE INVESTMENT  APPROACH
With short-term interest rates hovering around their lowest levels in 40 years and the economy recovering slowly from the 2001 recession, the portfolio's investment adviser, Vanguard Fixed Income Group, kept the average maturity of the portfolio's holdings in neutral territory (45-65 days). This approach left the portfolio poised to take advantage of higher yields fairly quickly, had they materialized during the period. As of December 31, the portfolio's dollar-weighted average maturity was 63 days.

     Government agencies took advantage of low short-term rates during the period by increasing their issuance of short-term debt. The additional supply forced government agencies to offer marginally higher yields than they otherwise would have paid. The adviser took advantage of these relatively attractive issues, raising the portfolio's government and agency debt position to about 64% of the portfolio as of December 31, up from 42% a year earlier.

     On the corporate side of the portfolio, our conservative investment philosophy kept us clear of companies that were featured, unflatteringly, on the evening news. At year-end, commercial paper accounted for nearly 25% of the portfolio. The last slice of the portfolio, about 11% of assets, was invested in certificates of deposit.

SOUND PORTFOLIO MANAGEMENT AND LOW COSTS MADE FOR A GOOD DECADE
During the ten years ended December 31, the Money Market Portfolio returned an annualized average of 4.7%--significantly better than the return of the average money market fund (+4.1%). As shown in the table, a hypothetical investment of $10,000 in the Money Market Portfolio at the start of the ten-year period would have grown to $15,864. In the average money market fund, the same investment would have increased to $14,904. Our advantage reflects both the excellent management of the Fixed Income Group and the portfolio's lower operating costs. In 2002, the average peer fund charged more than four times as much to cover annual operating expenses--0.92% of assets, compared with 0.21% for the Money Market Portfolio. Planholders incur higher fees than those charged by the underlying portfolios to pay for the variable annuity's insurance features, but the comparison is apposite because insurance charges would come on top of ordinary operating costs for the average peer fund, too.

STRIKE A BALANCE FOR THE LONG TERM
Money market portfolios have not been as rewarding as long-term, high-quality bond portfolios during the past few years, but their stability amid the storm in the stock market has attracted a lot of attention from nervous investors. Vanguard has long said that money market portfolios have a place in a balanced investment program. But we continue to believe that even during periods of dismal equity returns and low interest rates, most investors with long time horizons should continue to invest regularly in a fairly steady mix of assets, including stock, bond, and money market portfolios.

     We do not know when market conditions will improve, but we are confident that they will do so.

When the turn comes, you will be in a position to meet your long-term financial goals if you have a balanced, well-diversified investment program that reflects your unique goals and risk tolerance.

     Thank you for entrusting your hard-earned money to Vanguard.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                         MONEY MARKET PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
Yield                                                        1.3%
Average Maturity                                          63 days
Average Quality                                               Aaa
Expense Ratio                                               0.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)
Treasury/Agency                                             64.5%
Aaa                                                          9.8
Aa                                                          24.4
A                                                            1.3
Baa                                                          0.0
Ba                                                           0.0
B                                                            0.0
Not Rated                                                    0.0
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Certificates of Deposit                                     10.8%
Commercial Paper                                            24.7
Treasury/Agency                                             64.5
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       MONEY MARKET PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

SEC 7-day annualized yield as of December 31, 2002, was 1.31%. This annualized yield reflects the current earnings of the portfolio more closely than does the annual return shown.

[MOUNTAIN CHART]
[INITIAL INVESTMENT OF $10,000]
================================================================================
                       VVIF-               AVERAGE           SALOMON S. BARNEY
             MONEY MARKET PORTFOLIO    MONEY MARKET FUND     3-MO T-BILL INDEX
--------------------------------------------------------------------------------
 12/1992               10000                10000                   10000
 03/1993               10075                10065                   10075
 06/1993               10150                10128                   10150
 09/1993               10226                10193                   10228
 12/1993               10304                10261                   10307
 03/1994               10382                10327                   10388
 06/1994               10478                10411                   10489
 09/1994               10598                10512                   10605
 12/1994               10736                10636                   10742
 03/1995               10892                10775                   10892
 06/1995               11052                10922                   11050
 09/1995               11210                11064                   11205
 12/1995               11367                11207                   11358
 03/1996               11516                11338                   11504
 06/1996               11665                11470                   11650
 09/1996               11825                11605                   11802
 12/1996               11984                11745                   11955
 03/1997               12140                11878                   12106
 06/1997               12303                12023                   12263
 09/1997               12474                12169                   12421
 12/1997               12649                12320                   12581
 03/1998               12821                12467                   12743
 06/1998               12995                12619                   12904
 09/1998               13173                12769                   13068
 12/1998               13345                12916                   13217
 03/1999               13508                13053                   13362
 06/1999               13669                13188                   13514
 09/1999               13844                13332                   13673
 12/1999               14037                13496                   13844
 03/2000               14703                14056                   14441
 12/2000               14944                14266                   14669
 03/2001               15163                14446                   14872
 06/2001               15340                14584                   15032
 09/2001               15488                14688                   15169
 12/2001               15595                14756                   15269
 03/2002               15673                14801                   15335
 06/2002               15741                14841                   15402
 09/2002               15806                14874                   15468
 12/2002               15864                14904                   15528
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2002
                                             ----------------------------------FINAL VALUE
                                               ONE       FIVE        TEN      OF A $10,000
                                              YEAR      YEARS      YEARS        INVESTMENT
----------------------------------------------------------------------------------------------
Money Market Portfolio*                      1.73%       4.63%      4.72%          $15,864
Average Money Market Fund**                  1.00        3.88       4.07            14,904
Salomon Smith Barney 3-Month Treasury Index  1.70        4.30       4.50            15,528
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002
[BAR CHART]

          FISCAL      MONEY MARKET       AVERAGE MONEY
           YEAR          PORTFOLIO        MARKET FUND*
--------------------------------------------------------------------------------
           1993           3.0%                  2.6%
           1994            4.2                   3.7
           1995            5.9                   5.4
           1996            5.4                   4.8
           1997            5.6                   4.9
           1998            5.5                   4.8
           1999            5.2                   4.5
           2000            6.5                   5.7
           2001            4.4                   3.4
           2002            1.7                   1.0
--------------------------------------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper, Inc.
Note: See Financial Highlights table on page 9 for dividend information.


================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.
--------------------------------------------------------------------------------
TRUSTEE                               FOR        WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan             7,963,781,245     256,332,887                  96.9%
Charles D. Ellis            7,946,489,124     273,625,008                  96.7
Rajiv L. Gupta              7,946,786,965     273,327,166                  96.7
JoAnn Heffernan Heisen      7,949,272,990     270,841,142                  96.7
Burton G. Malkiel           7,936,550,788     283,563,344                  96.6
Alfred M. Rankin, Jr.       7,957,514,304     262,599,827                  96.8
J. Lawrence Wilson          7,943,399,420     276,714,712                  96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

CHANGE THE  PORTFOLIO'S  POLICY ON INVESTING IN OTHER MUTUAL FUNDS.
This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.
--------------------------------------------------------------------------------
        FOR             AGAINST                ABSTAIN             APPROVED BY
--------------------------------------------------------------------------------
564,141,071          40,971,200             34,566,832                   88.2%
--------------------------------------------------------------------------------

CHANGE THE PORTFOLIO'S INDUSTRY CONCENTRATION POLICY.
Under the portfolio's new industry concentration policy, the portfolio will invest more than 25% of its assets in securities issued by companies in the financial services industry in order to take better advantage of available money market opportunities.
--------------------------------------------------------------------------------
        FOR             AGAINST                ABSTAIN             APPROVED BY
--------------------------------------------------------------------------------
556,624,467          42,280,764             40,773,873                   87.0%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                      MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS                                  AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                         YIELD*          DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (62.3%)
-------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                       1.723%      3/6/2003           $24,160      $ 24,087
Federal Farm Credit Bank                                       1.693%     3/12/2003            52,475        52,304
Federal Farm Credit Bank                                       1.288%     6/16/2003             3,200         3,181
Federal Home Loan Bank                                          1.24%      1/3/2003(1)         30,000        29,987
Federal Home Loan Bank                                         1.275%      1/3/2003(1)         20,000        19,998
Federal Home Loan Bank                                         1.288%      1/3/2003(1)         25,000        24,999
Federal Home Loan Bank                                          1.27%     2/19/2003(1)         40,000        39,998
Federal Home Loan Bank                                         1.683%      3/7/2003            22,850        22,781
Federal Home Loan Bank                                         1.714%     4/16/2003            15,000        14,926
Federal Home Loan Bank                                          1.29%     6/13/2003             1,500         1,491
Federal Home Loan Mortgage Corp.                               1.581%     1/29/2003             2,129         2,126
Federal Home Loan Mortgage Corp.                        1.745%-1.775%     1/30/2003            12,783        12,765
Federal Home Loan Mortgage Corp.                               1.693%     2/27/2003             3,727         3,717
Federal Home Loan Mortgage Corp.                        1.582%-1.723%     3/27/2003            74,800        74,511
Federal Home Loan Mortgage Corp.                        1.715%-1.725%     4/24/2003            20,000        19,893
Federal Home Loan Mortgage Corp.                                1.29%     5/23/2003             5,000         4,975
Federal Home Loan Mortgage Corp.                                1.29%     6/19/2003            15,500        15,406
Federal National Mortgage Assn.                                1.597%     1/14/2003(1)         35,000        34,994
Federal National Mortgage Assn.                                1.693%     1/15/2003            30,000        29,980
Federal National Mortgage Assn.                                1.545%     1/23/2003            25,000        24,976
Federal National Mortgage Assn.                                 1.65%     1/27/2003(1)         25,000        24,999
Federal National Mortgage Assn.                                1.704%     2/19/2003            35,000        34,919
Federal National Mortgage Assn.                                1.288%     6/25/2003            10,000         9,938
U.S. Treasury Bill                                      1.534%-1.536%     4/10/2003            40,000        39,832
U.S. Treasury Bill                                             1.684%     4/24/2003            15,000        14,921
U.S. Treasury Bill                                             1.253%     6/12/2003            30,000        29,832
U.S. Treasury Bill                                             1.263%     6/19/2003            25,000        24,853
U.S. Treasury Bill                                             1.237%     6/26/2003            20,000        19,880
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $656,269)                                                                                             656,269
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (23.9%)
-------------------------------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (3.8%)
FCAR Owner Trust                                               1.364%     2/21/2003            20,400        20,361
New Center Asset Trust                                         1.536%      2/6/2003            20,000        19,969
                                                                                                     --------------
                                                                                                             40,330
                                                                                                     --------------
FINANCE--OTHER (6.9%)
Asset Securitization Cooperative Co.                           1.363%      2/5/2003(2)          5,100         5,093
Emerald Certificates                                           1.404%      2/5/2003(2)          2,325         2,322
Emerald Certificates                                           1.403%     2/25/2003(2)          3,544         3,536
Emerald Certificates                                           1.403%     2/26/2003(2)          2,000         1,996
Emerald Certificates                                           1.404%      3/4/2003(2)          5,000         4,988
Emerald Certificates                                           1.404%      3/4/2003(2)          3,400         3,392
Enterprise Funding Corp.                                       1.393%     1/24/2003(2)          4,333         4,329
GE Capital International Funding Co.                           1.344%     3/17/2003(2)         10,200        10,172
Govco Inc.                                                     1.808%     1/23/2003(2)         11,000        10,988
Govco Inc.                                                     1.344%     2/24/2003(2)          9,800         9,780
Independence Funding LLC                                       1.364%      3/6/2003(2)          5,800         5,786
Triple A One Funding Corp.                                     1.352%     1/21/2003(2)         10,200        10,192
                                                                                                     --------------
                                                                                                             72,574
                                                                                                     --------------
FOREIGN BANKS (8.8%)
ABN-Amro North America Finance Inc.                            1.337%     1/22/2003            10,400        10,392
Abbey National Treasury Services                               1.324%     2/21/2003            10,350        10,331
CBA (Delaware) Finance Inc.                                    1.324%     2/24/2003             3,700         3,693
CBA (Delaware) Finance Inc.                                    1.314%      3/5/2003             3,700         3,692
CBA (Delaware) Finance Inc.                                    1.303%     3/19/2003             1,850         1,845
CBA (Delaware) Finance Inc.                                    1.303%     3/20/2003             1,000           997
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                         YIELD*          DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------
Danske Corp.                                                   1.536%      2/6/2003           $10,000      $  9,985
HBOS Treasury Services PLC                                     1.551%      2/5/2003            10,350        10,334
Landesbank Schleswig-Holstein                                  1.344%     2/13/2003(2)         10,000         9,984
Lloyds Bank                                                    1.303%     3/11/2003             9,900         9,875
Royal Bank of Scotland PLC                                     1.354%     2/28/2003            10,200        10,178
UBS Finance (Delaware), Inc.                                   1.314%     3/17/2003             4,700         4,687
Westpac Capital Corp.                                          1.304%     3/25/2003             6,400         6,381
                                                                                                     --------------
                                                                                                             92,374
                                                                                                     --------------
FOREIGN GOVERNMENT (1.7%)
CDC Commercial Paper Corp.                                     1.353%      2/7/2003(2)          2,000         1,997
CDC Commercial Paper Corp.                                     1.303%      3/6/2003(2)          5,800         5,787
Canadian Wheat Board                                           1.314%     2/27/2003            10,200        10,179
                                                                                                     --------------
                                                                                                             17,963
                                                                                                     --------------
FOREIGN INDUSTRIAL (2.5%)
BP America Inc.                                                1.324%     3/10/2003            10,200        10,175
GlaxoSmithKline Finance PLC                                    1.342%     1/29/2003(2)         10,200        10,189
Nestle Capital Corp.                                           1.706%     1/21/2003(2)          4,500         4,496
Nestle Capital Corp.                                           1.555%     1/28/2003(2)          1,300         1,298
                                                                                                     --------------
                                                                                                             26,158
                                                                                                     --------------
INDUSTRIAL (0.2%)
Pfizer Inc.                                                    1.323%     1/27/2003 (2)         1,803         1,801
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
 (Cost $251,200)                                                                                            251,200
-------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BRANCHES (5.6%)
--------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (1.9%)
State Street Bank & Trust                                       1.73%     1/23/2003            10,000        10,000
Wells Fargo Bank, NA                                            1.60%     1/29/2003            10,300        10,300
                                                                                                     --------------
                                                                                                             20,300
                                                                                                     --------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (3.7%)
BNP Paribas                                                     1.33%     2/24/2003            10,400        10,400
Credit Agricole Indosuez                                        1.77%     1/21/2003            10,000        10,000
Dexia Bank                                                      1.34%      3/6/2003            10,200        10,200
Dresdner Bank AG                                                2.30%     1/24/2003             3,000         3,002
UBS AG                                                          2.33%     2/25/2003             5,500         5,508
                                                                                                     --------------
                                                                                                             39,110
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT (Cost $59,410)                                                                 59,410
-------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (4.8%)
-------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                               1.32%     2/10/2003            10,000        10,000
Bayerische Landesbank Girozentrale                              1.33%     2/12/2003             5,000         5,000
ING Bank                                                        1.72%      1/9/2003             5,000         5,000
Landesbank Baden-Wuerttemberg                                   1.77%     1/21/2003            10,000        10,000
Landesbank Hessen-Thueringen                                    1.63%      2/3/2003            10,000        10,000
Societe Generale                                                1.33%     2/18/2003            10,000        10,000
-------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
 (Cost $50,000)                                                                                              50,000
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.2%)
-------------------------------------------------------------------------------------------------------------------
Collateralized by U.S. Government Obligations in a Pooled Cash Account
 (Cost $13,064)                                                1.217%      1/2/2003            13,064        13,064
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
 (Cost $1,029,943)                                                                                        1,029,943
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                             VALUE*
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
-------------------------------------------------------------------------------------------------------------------
Receivables for Capital Shares Issued                                                                      $ 25,290
Other Assets--Note B                                                                                            940
Liabilities                                                                                                  (3,449)
                                                                                                     --------------
                                                                                                             22,781
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 1,052,705,224 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                              $1,052,724
===================================================================================================================
NET ASSET VALUE PER SHARE                                                                                     $1.00
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1) Adjustable-rate note.
(2) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At December 31, 2002, the value of these securities was $108,126,000, representing 10.3% of net assets.

-------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT           PER
                                                                                                (000)         SHARE
-------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                            $1,052,706         $1.00
Undistributed Net Investment Income                                                                --            --
Accumulated Net Realized Gains                                                                     18            --
Unrealized Appreciation                                                                            --            --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $1,052,724         $1.00
===================================================================================================================

STATEMENT OF OPERATIONS
================================================================================
                                                          MONEY MARKET PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                               $19,098
--------------------------------------------------------------------------------
  Total Income                                                           19,098
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                              130
  Management and Administrative                                           1,674
  Marketing and Distribution                                                198
 Custodian Fees                                                              18
 Auditing Fees                                                                8
 Shareholders' Reports and Proxies                                           44
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                          2,073
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    17,025
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      (12)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                                    --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $17,013
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                MONEY MARKET PORTFOLIO
                                             --------------------------------------------------------
                                                YEAR ENDED                OCT. 1 TO        YEAR ENDED
                                             DEC. 31, 2002           DEC. 31, 2001*    SEPT. 30, 2001
                                                     (000)                    (000)             (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $ 17,025                  $ 7,122          $ 47,561
 Realized Net Gain (Loss)                              (12)                      49                (8)
 Change in Unrealized Appreciation
  (Depreciation)                                        --                       --                --
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                        17,013                    7,171            47,553
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                             (17,025)                  (7,122)          (47,561)
 Realized Capital Gain -- -- --
-----------------------------------------------------------------------------------------------------
  Total Distributions                              (17,025)                  (7,122)          (47,561)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            544,847                  162,089           686,799
 Issued in Lieu of Cash Distributions               17,025                    7,122            47,561
 Redeemed                                         (543,584)                (166,939)         (562,855)
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                       18,288                    2,272           171,505
-----------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                          18,276                    2,321           171,497
-----------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                             1,034,448                1,032,127           860,630
-----------------------------------------------------------------------------------------------------
 End of Period                                  $1,052,724               $1,034,448        $1,032,127
=====================================================================================================

1Shares Issued (Redeemed)
Issued                                             544,847                  162,089           686,799
Issued in Lieu of Cash Distributions                17,025                    7,122            47,561
Redeemed                                          (543,584)                (166,939)         (562,855)
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding                               18,288                    2,272           171,505
=====================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
                                                          YEAR ENDED      OCT. 1 TO---------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         DEC. 31, 2002  DEC. 31, 2001*      2001      2000     1999    1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00          $1.00      $1.00     $1.00    $1.00   $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .017           .007       .052      .061     .050    .055
 Net Realized and Unrealized Gain (Loss) on Investments           --             --         --        --       --      --
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .017           .007       .052      .061     .050    .055
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                           (.017)         (.007)     (.052)    (.061)   (.050)  (.055)
Distributions from Realized Capital Gains                         --             --         --        --       --      --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.017)         (.007)     (.052)    (.061)   (.050)  (.055)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00          $1.00      $1.00     $1.00    $1.00   $1.00
==========================================================================================================================
TOTAL RETURN                                                   1.73%          0.69%      5.34%     6.21%    5.09%   5.60%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $1,053         $1,034     $1,032      $861     $723    $590
 Ratio of Total Expenses to Average Net Assets                 0.21%        0.18%**      0.18%     0.17%    0.20%   0.20%
 Ratio of Net Investment Income to Average Net Assets          1.71%        2.73%**      5.14%     6.06%    4.98%   5.46%
==========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.
     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month.
     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.
B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $191,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.19% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD VARIABLE INSURANCE FUND:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 5, 2003

SHORT-TERM CORPORATE PORTFOLIO
During 2002, shares in the Short-Term Corporate Portfolio returned 6.2%. Our result compared favorably with that of the average 1-5 year investment-grade mutual fund but unfavorably with that of the unmanaged Lehman Brothers 1-5 Year U.S. Credit Index. Please note that the yields and the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

     Those who rely on income from their portfolios know that the investment environment became less hospitable during the last two years. Indeed, the yield of the 3-month U.S. Treasury bill, a proxy for the income-producing potential of cash investments, plummeted from 5.90% at the beginning of 2001 to 1.19% at the end of 2002. The yield of the Short-Term Corporate Portfolio fell too. As of December 31, 2002, the portfolio offered a yield of 3.34%, down from 4.77% a year earlier.
--------------------------------------------------------------------------------
TOTAL RETURNS                                          FEBRUARY 8, 1999* THROUGH
                                                               DECEMBER 31, 2002
                                                      --------------------------
                                            AVERAGE                  FINAL VALUE
                             YEAR ENDED      ANNUAL                 OF A $10,000
                      DECEMBER 31, 2002      RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
 PORTFOLIO                          6.2%        6.2%                     $12,661
Average 1-5 Year
  Investment-Grade Fund**           5.6         5.7                       12,388
Lehman 1-5 Year
  U.S. Credit Index                 8.9         7.5                       13,259
Lehman Aggregate Bond Index        10.3         7.5                       13,271
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


AMID TUMULTUOUS MARKET CONDITIONS IN 2002, THE PORTFOLIO HELD UP REASONABLY WELL The corporate bond market was a financial minefield in 2002. "Blowups"--rapid price declines and downgrades by the debt-rating agencies--in the utilities and communications sectors, among others, caused investment-grade corporate bonds to collectively underperform Treasury bonds for the third time in five years (the other years were 1998 and 2000). For every bond issue upgraded by Moody's Investors Service, five were downgraded. The Short-Term Corporate Portfolio treaded carefully during the past year and managed to avoid some of the bond market's poorer performers. As noted, the portfolio outpaced the average competing mutual fund but lagged its index benchmark.

     Our investment adviser, Vanguard Fixed Income Group, responded to the difficult market conditions in part by keeping the dollar-weighted average maturity of the portfolio at the low end of its customary 2.0-2.25-year range during most of the period. (At year-end, the average maturity was 2.3 years.) A modest investment in government agency securities also aided the portfolio's performance during the second and third quarters. However, a small portion of the portfolio was invested in troubled sectors, including telecommunications companies (WorldCom, Qwest, Sprint, and AT&T Wireless) and pipeline firms. These stakes hurt our result.

SOUND MANAGEMENT AND LOW COSTS HELP TO PRODUCE COMPETITIVE RETURNS
At Vanguard, we like to assess the performance of investment advisers and strategies over periods of many years. We think that makes sense because planholders and other investors generally have long time horizons, often decades long. Over such extended periods, we are confident that the record of the Short-Term Corporate Portfolio will stack up nicely against the results of its comparative standards.

     The adviser, we believe, has the skill to guide the portfolio through markets good and bad. And the portfolio benefits from its low operating costs. In 2002, for example, our expense ratio was 0.23%, or $2.30 per $1,000 in assets. The average competing fund charged 0.82%, nearly four times as much. (Both figures exclude insurance charges.) It is very difficult, especially over long periods, to overcome the drag of high costs on investment performance.

     Since its inception less than four years ago, the Short-Term Corporate Portfolio's average annual return of 6.2% has exceeded by 0.5 percentage point the average result of its peers. But our portfolio has lagged the Lehman 1-5 Year Credit Index, a measure of the performance of investment-grade short-term corporate bonds. This has occurred in part because the Lehman Index's average weighted maturity has increased compared with the portfolio's target average maturity range. The index's longer maturity is a result of corporations issuing more bonds in the 5-year maturity area. The longer maturity of the index has heightened its price sensitivity to changes in interest rates, which helped the index's return as interest rates fell in recent years.

STRIKE A BALANCE FOR THE LONG TERM
The stock market has declined for three successive years. Corporate bonds endured considerable difficulty in 2002. And most investors have never seen the yields on high-grade bonds and money market mutual funds so low. So what should you do now?

     At Vanguard, we've long offered the same counsel: Develop a long-term financial plan. Start by factoring in your investment time horizon and tolerance for risk. Next, determine your asset allocation-- a suitable mix of stock, bond, and money market funds. Then fill your portfolio with low-cost investments that you understand. Finally, stick with your carefully constructed plan for the long term. Keep an eye on the markets and your portfolio, but know that the short-term direction of the markets has little to do with your ability to meet long-term financial goals.

     Thank you for entrusting your hard-earned money to Vanguard.



--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                 SHORT-TERM CORPORATE PORTFOLIO
                                                         As of December 31, 2002

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 Comparative               Broad
                              Portfolio               Index*             Index**
--------------------------------------------------------------------------------
Number of Issues                    360                1,488               6,918
Yield                              3.3%                 3.5%                4.1%
Yield to Maturity                  2.9%                 3.5%                4.1%
Average Coupon                     5.1%                 6.3%                6.1%
Average Maturity              2.3 years            3.0 years           6.8 years
Average Quality                     Aa2                   A1                 Aaa
Average Duration              2.1 years            2.7 years           3.8 years
Expense Ratio                     0.23%                   --                  --
Cash Investments                   3.5%                   --                  --
--------------------------------------------------------------------------------

---------------------------------------------------
Distribution by Credit Quality (% of portfolio)
Treasury/Agency Y                             14.7%
Aaa                                           30.5
Aa                                            16.3
A                                             24.3
Baa                                           14.0
Ba                                             0.1
B                                              0.0
Not Rated                                      0.1
---------------------------------------------------
Total                                        100.0%
---------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                         Comparative                       Broad
                           Portfolio          Index*       Portfolio     Index**
--------------------------------------------------------------------------------
R-Squared                       0.89            1.00            0.84        1.00
Beta                            0.79            1.00            0.55        1.00
--------------------------------------------------------------------------------


---------------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)
Under 1 Year                                  15.4%
1-3 Years                                     47.0
3-5 Years                                     27.5
Over 5 Years                                  10.1
---------------------------------------------------
Total                                        100.0%
---------------------------------------------------

---------------------------------------------------
DISTRIBUTION BY ISSUER (% of portfolio)
Asset-Backed/Commercial Mortgage-BackedYY     23.4%
Finance                                       22.1
Foreign                                        9.0
Government Mortgage-BackedYY                   6.8
Industrial                                    25.8
Treasury/Agency                                7.9
Utilities                                      5.0
---------------------------------------------------
Total                                        100.0%
---------------------------------------------------


----------------------------------------------
INVESTMENT FOCUS
Credit Quality    Investment-Grade Corporate
Average Maturity  Short
----------------------------------------------


*Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.
YIncludes government mortgage-backed bonds.
YYAdjusted for swaps.

PERFORMANCE SUMMARY                               SHORT-TERM CORPORATE PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

================================================================================
CUMULATIVE PERFORMANCE FEBRUARY 8, 1999-DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------------------------
                 VVIF-SHORT-TERM CORP        AVG 1-5 YEAR INVESTMENT-         LEHMAN 1-5 YEAR            LEHMAN AGGREGATE
                       PORTFOLIO                    GRADE FUND                  CREDIT INDEX                 BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
2/8/1999                10000                         10000                         10000                        10000
199903                  10022                         10009                         10061                         9976
199906                  10018                         10012                         10074                         9888
199909                  10108                         10103                         10168                         9956
199912                  10215                         10150                         10231                         9944
200003                  10347                         10285                         10347                        10163
200006                  10483                         10428                         10507                        10340
200009                  10769                         10683                         10819                        10652
200012                  11049                         10946                         11098                        11100
200103                  11378                         11260                         11504                        11436
200106                  11516                         11362                         11665                        11501
200109                  11917                         11737                         12127                        12031
200112                  11917                         11737                         12178                        12037
200203                  11952                         11738                         12180                        12048
200206                  12176                         11956                         12547                        12493
200209                  12531                         12248                         12968                        13066
200212                  12661                         12388                         13259                        13271
-------------------------------------------------------------------------------------------------------------------------


================================================================================
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED DECEMBER 31, 2002         FINAL VALUE
                                            ONE           SINCE     OF A $10,000
                                           YEAR       INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio             6.25%           6.25%         $12,661
Average 1-5 Year Investment-Grade Fund**   5.55            5.66           12,388
Lehman 1-5 Year Credit Index               8.88            7.52           13,259
Lehman Aggregate Bond Index               10.26            7.54           13,271
--------------------------------------------------------------------------------

FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-DECEMBER 31, 2002

--------------------------------------------------------------------------------
FISCAL YEAR              TOTAL RETURN              LEHMAN 1-5 YEAR CREDIT INDEX
--------------------------------------------------------------------------------
1999                          2.1%                                 2.3%
2000                          8.2                                  8.5
2001                          7.9                                  9.7
2002                          6.2                                  8.9
--------------------------------------------------------------------------------
*February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 23 for dividend information.


================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.
================================================================================
TRUSTEE                        FOR                WITHHELD           APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan                7,963,781,245      256,332,887             96.9%
Charles D. Ellis               7,946,489,124      273,625,008             96.7
Rajiv L. Gupta                 7,946,786,965      273,327,166             96.7
JoAnn Heffernan Heisen         7,949,272,990      270,841,142             96.7
Burton G. Malkiel              7,936,550,788      283,563,344             96.6
Alfred M. Rankin, Jr.          7,957,514,304      262,599,827             96.8
J. Lawrence Wilson             7,943,399,420      276,714,712             96.6
================================================================================
*Results are for all portfolios within Vanguard Variable Insurance Fund.

CHANGE THE PORTFOLIO'S POLICY ON BORROWING MONEY. This change enables the portfolio to take advantage of certain investment opportunities that do not involve leverage or a change to the portfolio's objective or risk profile.
================================================================================
FOR                      AGAINST              ABSTAIN                APPROVED BY
--------------------------------------------------------------------------------
405,341,053              20,261,704           25,184,281                   89.9%
================================================================================
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                              SHORT-TERM CORPORATE PORTFOLIO
STATEMENT OF NET ASSETS                                  AS OF DECEMBER 31, 2002

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                 COUPON          DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (73.7%)
-------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (22.6%)
American Express Credit Account Master Trust                    5.60%    11/15/2006(1)          $ 600    $      630
American Express Credit Account Master Trust                    5.85%    11/15/2006(1)            300           314
AmSouth Auto Trust                                              6.67%     7/15/2004(1)            101           102
ANRC Auto Owner Trust                                           3.76%    10/17/2005(1)          1,500         1,516
Bank of America Mortgage Securities Mortgage Certificates      4.428%     7/25/2032(1)            398           402
Bank of America Mortgage Securities Mortgage Certificates      4.654%     7/25/2032(1)          1,122         1,142
Bank of America Mortgage Securities Mortgage Certificates      4.879%     8/25/2032(1)            990         1,013
Bank One Issuance Trust                                         4.16%     1/15/2008(1)          1,500         1,565
BMW Vehicle Owner Trust                                         6.91%     5/25/2006(1)            500           507
BMW Vehicle Owner Trust                                         5.46%    11/15/2007(1)            170           182
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust PG&E-1                                   6.32%     9/25/2005(1)            111           113
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust PG&E-1                                   6.42%     9/25/2008(1)          2,300         2,510
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust SDG&E                                    6.31%     9/25/2008(1)            300           326
California Infrastructure & Econ. Dev.
 Special Purpose Bank Trust SCE-1                               6.38%     9/25/2008(1)          2,100         2,288
Capital Auto Receivables Asset Trust                            3.05%     9/15/2005(1)          1,000         1,019
Centex Home Equity Loan Trust                                   5.35%    10/25/2022(1)            400           402
Centex Home Equity Loan Trust                                   3.94%     3/25/2025(1)            400           404
Chase Manhattan Auto Trust                                      4.55%     8/15/2005(1)            890           905
Chase Manhattan Auto Trust                                      3.49%     3/15/2006(1)            500           510
CIT Home Equity Loan Trust                                      4.57%     1/25/2023(1)            575           581
Citibank Credit Card Issuance Trust                             7.05%     9/15/2007(1)            125           138
Citibank Credit Card Issuance Trust                             7.45%     9/15/2007(1)            210           230
Citibank Credit Card Master Trust I                             5.80%      2/7/2005(1)            100           100
Citibank Credit Card Master Trust I                             5.55%      1/9/2006(1)            300           311
ComEd Transitional Funding Trust                                5.44%     3/25/2007(1)            500           525
ComEd Transitional Funding Trust                                5.63%     6/25/2009(1)            100           109
Connecticut RRB Special Purpose Trust CL&P-1                    5.36%     3/30/2007(1)          1,500         1,574
Countrywide Asset-Backed Certificates                          5.151%    11/25/2016(1)            650           668
Countrywide Home Loan                                          4.633%      7/1/2032(1)            742           753
DaimlerChrysler Auto Trust                                      2.56%    10/25/2004(1)          2,000         2,018
DaimlerChrysler Auto Trust                                      6.11%    11/15/2004(1)            199           202
Dealer Auto Receivables Owner Trust                             7.07%     5/17/2004(1)             87            87
Detroit Edison Securitization Funding LLC                       5.51%      3/7/2007(1)            250           263
Discover Card Master Trust I                                     5.30%   11/15/2006(1)          1,500         1,571
Federal Home Loan Mortgage Corp.                                3.41%     9/25/2032(1)          2,000         2,031
Federal Home Loan Mortgage Corp.                               3.632%    11/25/2032(1)          2,000         2,003
Federal National Mortgage Assn. Remic Trust                    3.318%     7/25/2027(1)          5,500         5,511
First Union National Bank-Bank of America, N.A.
 Commercial Mortgage Trust                                     6.136%    12/15/2010(1)            130           144
Ford Credit Auto Owner Trust                                    7.50%    10/15/2004(1)            100           104
Ford Credit Auto Owner Trust                                    7.40%     4/15/2005(1)            700           727
Ford Credit Auto Owner Trust                                    5.01%     3/15/2006(1)            200           210
Harley Davidson Motorcycle Trust                                4.04%    10/15/2009(1)            500           523
Harley-Davidson Motorcycle Trust                                4.50%     1/15/2010(1)          1,000         1,054
Honda Auto Receivables Owner Trust                              4.67%     3/18/2005(1)          1,158         1,175
Honda Auto Receivables Owner Trust                              3.50%    10/17/2005(1)            250           255
J. P. Morgan Chase Commercial Mortgage Securities Corp.         6.26%     3/15/2033(1)            150           167
M&I Auto Loan Trust                                             2.49%    10/22/2007(1)          2,500         2,519
MBNA Master Credit Card Trust                                   6.45%     2/15/2008(1)          1,500         1,646
MBNA Master Credit Card Trust II                                7.15%     1/15/2008(1)            500           554
Mellon Bank Premium Finance Loan Master Trust                   1.72%    12/17/2007(1)            650           650
National City Auto Receivables Trust                            4.04%     7/15/2006(1)          1,000         1,026
Nissan Auto Receivables                                         3.58%     9/15/2005(1)          1,000         1,021
Nissan Auto Receivables                                         3.31%     1/15/2008(1)          1,000         1,022
Onyx Acceptance Owner Trust                                     3.94%     6/15/2006(1)          1,000         1,025
PECO Energy Transition Trust                                    5.63%      3/1/2005(1)             91            92
PECO Energy Transition Trust                                    5.80%     6/26/2006(1)          1,575         1,675
PECO Energy Transition Trust                                    6.05%      3/1/2009(1)            125           138
PP&L Transition Bond Co. LLC                                    6.72%    12/26/2005(1)            500           515
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                               COUPON          DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
PP&L Transition Bond Co. LLC                                    7.05%     6/25/2009(1)          $ 125    $      142
Principal Residential Mortgage                                  4.55%    12/20/2004(1)(2)       1,020         1,053
Regions Bank                                                    2.63%     1/15/2007(1)            700           700
Residential Asset Securities Corp.                              4.04%    12/25/2021(1)          1,000         1,018
Residential Asset Securities Corp.                             4.286%     8/24/2022(1)          1,000         1,016
Standard Credit Card Master Trust                               5.95%     10/7/2004(1)          1,000         1,029
TIAA Structured Finance CDO I, Ltd.                             7.06%    11/15/2030(1)            100           108
Toyota Auto Receivables Owner Trust                             3.76%     6/15/2006(1)          1,000         1,025
Toyota Auto Receivables Owner Trust                             2.65%    11/15/2006(1)          1,100         1,113
Toyota Auto Receivables Owner Trust                             4.00%     7/15/2008(1)            200           208
UAC Securitization Corp.                                        6.31%     12/8/2006(1)            175           183
USAA Auto Owner Trust                                           6.95%     6/15/2004(1)             62            62
USAA Auto Owner Trust                                           3.20%     2/15/2006(1)            600           608
USAA Auto Owner Trust                                           2.41%    10/16/2006(1)          2,000         2,016
Volkswagen Auto Lease Trust                                     2.36%    12/20/2005(1)          1,500         1,510
Washington Mutual Mortgage Pass-Through Certificates            5.55%     3/25/2032(1)            540           552
Washington Mutual Mortgage Pass-Through Certificates           5.598%     4/25/2032(1)            450           459
Washington Mutual Mortgage Pass-Through Certificates            4.23%     8/25/2032(1)          1,500         1,518
Washington Mutual Mortgage Pass-Through Certificates           4.424%     8/25/2032(1)            552           558
WFS Financial Owner Trust                                       3.81%     2/20/2007(1)          1,500         1,540
                                                                                                     --------------
                                                                                                             67,185
                                                                                                     --------------
FINANCE (21.3%)
Banking (8.8%)
Astoria Financial Corp.                                         5.75%    10/15/2012(2)            500           496
BB&T Corp.                                                      7.25%     6/15/2007               630           731
Bank of America Corp.                                           4.75%    10/15/2006Y            2,450         2,584
Bank One Corp                                                  7.625%      8/1/2005               445           500
Bank One NA Illinois                                            5.50%     3/26/2007             1,055         1,138
Barclays Bank PLC                                               8.55%     6/15/2011(2)            325           389
Citigroup Inc.                                                 4.125%     6/30/2005               775           809
Citigroup Inc.                                                  5.50%      8/9/2006               875           943
Citicorp Lease Pass-Through Trust                               7.22%     6/15/2005(1)(2)         184           202
First Bank System, Inc.                                        6.875%     9/15/2007               200           230
Firstar Bank Milwaukee NA                                       7.80%      7/5/2010               300           340
Golden West Financial                                          4.125%     8/15/2007             1,500         1,541
HSBC Bank USA                                                   1.55%     3/24/2003             1,750         1,755
Hudson United Bank                                              7.00%     5/15/2012               300           341
ING Capital Funding Trust III                                  8.439%    12/31/2010               200           230
Marshall & Ilsley Bank                                         4.125%      9/4/2007               225           232
Mellon Financial Co.                                            5.75%    11/15/2003               791           818
Meridian Bancorp, Inc.                                         6.625%     3/15/2003               300           303
National City Corp.                                            6.625%      3/1/2004               517           546
National Westminster Bank                                       7.75%    10/16/2007               825           944
North Fork Bancorp                                             5.875%     8/15/2012               750           808
Regions Financial Corp.                                        6.375%     5/15/2012               375           420
Royal Bank of Scotland Group PLC                               7.375%      4/1/2006               200           218
Skandinaviska Enskilda Banken                                   6.50%      6/4/2003(2)            610           616
Southern National Corp.                                         7.05%     5/23/2003               740           755
Suntrust Banks, Inc.                                            5.05%      7/1/2007             1,500         1,618
Synovus Financial Corp.                                         7.25%    12/15/2005               250           274
UBS Preferred Funding Trust I                                  8.622%     10/1/2010               150           180
UBS Preferred Funding Trust II                                 7.247%     6/29/2049               125           140
Union Planters Bank NA                                         5.125%     6/15/2007               550           586
US Bancorp                                                     6.875%     12/1/2004               290           317
US Bancorp                                                      5.10%     7/15/2007               500           536
Wachovia Corp.                                                  6.70%     6/21/2004               450           484
Wachovia Corp.                                                  4.95%     11/1/2006             1,250         1,333
Washington Mutual Bank                                          5.50%     1/15/2013               500           511
Wells Fargo & Co.                                              6.625%     7/15/2004               900          964
Wells Fargo & Co.                                               3.75%    10/15/2007             1,100         1,118
Zions Financial Corp.                                           6.95%     5/15/2011               200           213

BROKERAGE (1.2%)
Amvescap PLC                                                   6.375%     5/15/2003               650           661
Bear Stearns & Co. Inc.                                        6.125%      2/1/2003               250           251
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Bear Stearns & Co. Inc.                                         4.00%     1/31/2008             $ 275    $      279
Goldman Sachs & Co.                                            7.125%      3/1/2003(2)            500           504
Goldman Sachs & Co.                                             5.50%     5/15/2014               500           504
Lehman Brothers Holdings Inc.                                   6.25%     5/15/2006               340           372
Morgan Stanley Dean Witter & Co.                                5.80%      4/1/2007               550           599
Salomon Smith Barney Holdings                                  6.125%     1/15/2003               216           216
Spear, Leeds & Kellogg, LP                                      8.25%     8/15/2005(2)            225           256

FINANCE COMPANIES (6.0%)
American Express Co.                                            3.75%    11/20/2007             1,000         1,013
American General Finance                                       5.375%     10/1/2012             1,000         1,016
Boeing Capital Corp                                             5.65%     5/15/2006               100           105
Boeing Capital Corp.                                            5.75%     2/15/2007             1,300         1,374
Capital One Bank                                                6.57%     1/27/2003               250           251
Countrywide Home Loan                                           3.50%    12/19/2005               150           151
Countrywide Home Loan                                           5.50%      8/1/2006               525           557
Countrywide Home Loan                                          5.625%     7/15/2009             1,000         1,069
Ford Motor Credit Co.                                          6.125%     3/20/2004               155           157
Ford Motor Credit Co.                                           6.70%     7/16/2004               245           250
Ford Motor Credit Co.                                           7.50%     3/15/2005             1,000         1,021
General Electric Capital Corp.                                  6.75%     9/11/2003               500           518
General Electric Capital Corp.                                  7.25%      5/3/2004               400           428
General Electric Capital Corp.                                  6.80%     11/1/2005               430           478
General Electric Capital Corp.                                 5.375%     3/15/2007               500           537
General Electric Capital Corp.                                 4.625%     9/15/2009               750           766
General Motors Acceptance Corp.                                 6.75%     1/15/2006               575           595
General Motors Acceptance Corp                                 6.125%     9/15/2006               450           457
General Motors Acceptance Corp                                 6.125%     8/28/2007               450           455
MBNA America Bank NA                                           5.625%    11/30/2007               750           772
MBNA Corp.                                                     6.875%      6/1/2005               200           209
Toyota Motor Credit Corp.                                       2.80%     1/18/2006             1,100         1,111
USAA Capital Corp.                                              7.54%     3/30/2005(2)            500           556
USAA Capital Corp.                                              3.13%    12/15/2005             1,250         1,270
USA Education Inc.                                             5.625%     4/10/2007             1,500         1,643
Washington Mutual Finance Corp.                                 6.25%     5/15/2006             1,000         1,082

INSURANCE (3.8%)
AIG SunAmerica Global Financing IX                              5.10%     1/17/2007(2)          1,000         1,064
Anthem Inc.                                                    4.875%      8/1/2005               630           650
Jackson National Life Insurance Co.                             5.25%     3/15/2007(2)            300           317
Lincoln National Corp.                                          5.25%     6/15/2007               225           235
MassMutual Global Funding II                                    1.51%     3/28/2003             1,100         1,100
Metlife Inc.                                                    5.25%     12/1/2006               475           506
Met Life Global Funding I                                       4.75%     6/20/2007(2)          1,000         1,047
Monumental Global Funding II                                    6.95%     10/1/2003(2)            410           426
Nationwide Life Global Funding                                  5.35%     2/15/2007(2)            610           644
Principal Life Global Funding I                                6.125%      3/1/2006(2)            930         1,001
Progressive Corp.                                              6.375%     1/15/2012               500           551
Protective Life                                                 5.50%     5/14/2004(2)            380           397
Protective Life                                                5.875%     8/15/2006(2)          1,150         1,230
TIAA Global Markets                                             5.00%      3/1/2007(2)            750           795
TIAA Global Markets                                            4.125%    11/15/2007(2)          1,250         1,283

REAL ESTATE INVESTMENT TRUSTS (1.5%)
Cabot Industrial Properties LP                                 7.125%      5/1/2004               330           343
Camden Property Trust                                          5.875%    11/30/2012               500           508
ERP Operating LP                                                7.10%     6/23/2004               200           213
EOP Operating LP                                               8.375%     3/15/2006             1,500         1,672
HRT Properties Trust                                            6.50%     1/15/2013               500           512
Health Care Property Investment Inc.                            6.45%     6/25/2012               300           304
New Plan Excel Realty Trust                                    5.875%     6/15/2007               130           136
Regency Centers LP                                             7.125%     7/15/2005               750           817
Shurgard Storage Centers, Inc.                                  7.75%     2/22/2011               100           111
                                                                                                     --------------
                                                                                                             63,508
                                                                                                     --------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (24.9%)
BASIC INDUSTRY (0.8%)
Corporacion Nacional del Cobre de Chile                        7.375%      5/1/2009(2)          $ 300    $      331
International Paper Co.                                         7.50%     5/15/2004               165           176
Rio Tinto Finance Ltd.                                          5.75%      7/3/2006               250           269
UPM- Kymenne Corp.                                             5.625%     12/1/2014(2)            400           417
Weyerhaeuser Co.                                                5.50%     3/15/2005             1,000         1,046

CAPITAL GOODS (2.5%)
Bombardier Capital Inc.                                        5.625%     5/30/2003(2)            700           686
Emerson Electric Co.                                           7.875%      6/1/2005             1,000         1,126
Goodrich Corp.                                                  6.45%    12/15/2007               225           229
Ingersoll-Rand Co.                                              5.75%     2/14/2003             1,000         1,004
Masco Corp.                                                     6.00%      5/3/2004             1,505         1,577
Raytheon Co.                                                    7.90%      3/1/2003               695           701
Republic Services Inc.                                         6.625%     5/15/2004               585           614
Stanley Works                                                   3.50%     11/1/2007(2)          1,000         1,004
Waste Management Inc.                                           7.00%     10/1/2004                30            32
United Technologies Corp.                                      4.875%     11/1/2006               240           255
WMX Technologies Inc.                                           7.00%    10/15/2006               300           324

COMMUNICATION (1.6%)
British Telecommunications PLC                                 7.875%    12/15/2005               175           197
Cingular Wireless                                              5.625%    12/15/2006               150           158
Clear Channel Communications Inc.                               7.25%     9/15/2003               500           515
Clear Channel Communications Inc.                               7.65%     9/15/2010               200           227
France Telecom                                                  8.70%      3/1/2006               685           749
New York Times                                                 7.625%     3/15/2005               300           334
NYNEX Corp.                                                     9.55%      2/7/2006               434           490
TCI Communications Inc.                                        6.375%      5/1/2003             1,000         1,013
USA Interactive                                                 7.00%     1/15/2013(2)            450           466
Verizon Wireless Inc.                                          5.375%    12/15/2006               625           653

CONSUMER CYCLICAL (4.4%)
CVS Corp.                                                      6.117%    10/25/2010(2)            700           716
Cendant Corp.                                                   7.75%     12/1/2003               270           276
Costco Wholesale Corp.                                          5.50%     3/15/2007               250           270
DaimlerChrysler North America Holding Corp.                     7.40%     1/20/2005               850           924
Walt Disney Co.                                                 4.50%     9/15/2004               500           517
Home Depot Inc.                                                 6.50%     9/15/2004             1,450         1,563
Home Depot Inc.                                                5.375%      4/1/2006               300           326
International Speedway Corp.                                   7.875%    10/15/2004               250           268
Jones Apparel                                                  8.375%     8/15/2005               778           875
Kohl's Corp.                                                    6.30%      3/1/2011               325           358
Liberty Media                                                   7.75%     7/15/2009               230           250
Lowe's Cos. Inc.                                                7.50%    12/15/2005             1,180         1,337
Mohawk Industries Inc.                                          6.50%     4/15/2007               160           176
Park Place Entertainment Corp.                                  7.95%      8/1/2003               860           879
Target Corp.                                                    5.95%     5/15/2006               670           730
Target Corp.                                                    5.40%     10/1/2008               500           537
Target Corp.                                                   5.375%     6/15/2009               125           134
Toll Brothers Corp.                                            6.875%    11/15/2012(2)            375           386
Viacom Inc.                                                     7.75%      6/1/2005               250           280
Viacom Inc.                                                     6.40%     1/30/2006               150           165
Wal-Mart Stores, Inc.                                          4.375%     7/12/2007             2,000         2,107

CONSUMER NONCYCLICAL (6.8%)
Abbott Laboratories                                            5.625%      7/1/2006             1,000         1,090
American Home Products                                         5.875%     3/15/2004               450           469
Anheuser-Busch Inc.                                             6.00%     4/15/2011             1,000         1,109
Apogent Technologies Inc.                                       8.00%      4/1/2011               250           288
Baxter International Inc.                                       5.25%      5/1/2007             1,000         1,056
Beckman Instruments, Inc.                                       7.45%      3/4/2008               345           391
Campbell Soup Co.                                              5.875%     10/1/2008               750           828
Cargill Inc.                                                    6.25%      5/1/2006(2)            250           272
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Coca Cola Bottling Co.                                          5.00%     11/15/2012            $ 500    $      502
Colgate-Palmolive Co.                                           5.98%     4/25/2012               200           223
Conagra Foods Inc.                                             7.125%     10/1/2026               600           669
Diageo PLC                                                      0.00%      1/6/2004               300           294
Diageo PLC                                                     6.625%     6/24/2004               300           321
Diageo PLC                                                     6.125%     8/15/2005               150           164
General Mills Inc.                                             5.125%     2/15/2007               425           451
Hormel Foods Corp.                                             6.625%      6/1/2011(2)            100           114
Kellogg Co.                                                     5.50%      4/1/2003             1,000         1,009
Kellogg Co.                                                     6.00%      4/1/2006               500           543
Kraft Foods Inc.                                               4.625%     11/1/2006               850           896
Fred Meyer, Inc.                                               7.375%      3/1/2005             1,000         1,091
Panamerican Beverage Inc.                                      8.125%      4/1/2003               400           404
Pepsi Americas Inc.                                             5.95%     2/15/2006               170           183
Pepsi Bottling Holdings Inc.                                   5.375%     2/17/2004(2)          1,300         1,354
Pepsi Bottling Holdings Inc.                                   5.625%     2/17/2009(2)            300           329
Procter & Gamble                                                4.30%     8/15/2008             1,150         1,206
Quest Diagnostic Inc.                                           6.75%     7/12/2006               885           961
Safeway Inc.                                                    3.80%     8/15/2005             1,000         1,021
Unilever Capital Corp.                                          6.75%     11/1/2003             1,600         1,667
The Upjohn Co. ESOP Trust                                       9.79%      3/7/2003               746           794
Wellpoint Health Networks                                      6.375%     6/15/2006               500           542

ENERGY (3.1%)
Amerada Hess Corp.                                              5.30%     8/15/2004               750           782
BP Capital Markets PLC                                         4.625%     5/27/2005             1,000         1,061
BP Canada Finance                                              3.375%    10/31/2007             1,000         1,011
Baker Hughes, Inc.                                              5.80%     2/15/2003               150           151
ChevronTexaco Capital Co.                                       3.50%     9/17/2007             1,500         1,527
Conoco Funding Co.                                              5.45%    10/15/2006             1,000         1,082
Kerr-McGee Corp.                                               5.375%     4/15/2005               300           319
Occidental Petroleum                                            4.00%    11/30/2007               500           508
Ocean Energy Inc.                                              4.375%     10/1/2007               350           356
PF Export Receivables Master Trust                             2.724%     12/1/2013(2)            360           360
Petronas Capital Ltd.                                           7.00%     5/22/2012(2)            275           301
Tosco Corp.                                                     8.25%     5/15/2003               250           256
Tosco Corp.                                                    7.625%     5/15/2006               522           594
Transocean Sedco Forex Inc.                                     6.50%     4/15/2003               615           622
Valero Energy Corp.                                            6.125%     4/15/2007               150           155
Woodside Finance Ltd.                                           6.70%      8/1/2011(2)            200           216

INDUSTRIAL OTHER (1.7%)
Cintas Corp.                                                   5.125%      6/1/2007               600           641
Eaton Corp.                                                     6.95%    11/15/2004               200           217
Johnson Controls                                                5.00%    11/15/2006               110           115
Parker Retirement Savings Plan Trust                            6.34%     7/15/2008(1)(2)         224           237
Traded Custody Receipt                                         5.894%      3/1/2007(2)          2,320         2,472
Targeted Return Index Securities Trust 5-2002                  5.890%     1/25/2007(2)          1,374         1,458

TECHNOLOGY (2.1%)
Computer Sciences Corp.                                         7.50%      8/8/2005               100           111
Deluxe Corp.                                                    5.00%    12/15/2012               200           204
First Data Corp.                                                6.75%     7/15/2005             1,000         1,105
First Data Corp.                                               5.625%     11/1/2011               350           374
International Business Machines Corp.                          4.875%     10/1/2006             1,500         1,600
Pitney Bowes Inc.                                              4.625%     10/1/2012             1,400         1,417
Texas Instruments Inc.                                          7.00%     8/15/2004             1,300         1,394

TRANSPORTATION (1.9%)
American Airlines                                               2.45%     5/31/2005               600           600
CSX Corp.                                                       7.25%      5/1/2004               753           801
Continental Airlines Pass-Through Trust                        7.434%     9/15/2004               300           186
Delta Airlines Pass-Through Trust                              7.779%      1/2/2012(1)            100            75
ERAC USA Finance Co.                                           6.375%     5/15/2003(2)            825           834
Federal Express Corp.                                          6.625%     2/12/2004               750           786
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Hertz Corp.                                                     8.25%      6/1/2005             $ 250    $      260
Norfolk Southern Corp.                                         8.375%     5/15/2005               300           339
Southwest Airlines Co.                                          6.50%      3/1/2012             1,000         1,059
Union Pacific Corp.                                             5.84%     5/25/2004               700           737
                                                                                                     --------------
                                                                                                             74,231
                                                                                                     --------------
UTILITIES (4.9%)
ELECTRIC (4.2%)
Alabama Power Co.                                               7.85%     5/15/2003               525           537
Arizona Public Service Co.                                     5.875%     2/15/2004               400           410
Boston Edison Co.                                               6.80%     3/15/2003               465           470
Calenergy Co. Inc.                                              6.96%     9/15/2003               400           410
Conectiv Inc.                                                   5.30%      6/1/2005             1,000         1,040
Consolidated Edison                                            7.625%      3/1/2004               300           317
DTE Energy Co.                                                  6.00%      6/1/2004               500           522
Detroit Edison Co.                                              5.05%     10/1/2005               500           530
Dominion Resources Inc.                                         6.00%     1/31/2003             1,000         1,001
Exelon Corp.                                                    6.95%     6/15/2011               100           109
FPL Group Capital Inc.                                         6.875%      6/1/2004               955           994
Georgia Power Co.                                               5.75%     1/31/2003               880           883
HQI Transelec Chile SA                                         7.875%     4/15/2011               880           973
LG&E Capital Corp.                                             6.205%      5/1/2004(2)            300           306
NiSource Finance Corp.                                          5.75%     4/15/2003               200           202
Oncor Electric Delivery Co.                                    6.375%      5/1/2012(2)            300           311
PSE&G Capital Corp.                                             6.25%     5/15/2003(2)            650           648
Pacific Gas & Electric Co.                                     7.375%**   11/1/2005(2)            240           235
Pinnacle West Capital Corp.                                     4.50%      2/9/2004(2)          1,000         1,013
Progress Capital Holdings                                       7.45%      9/1/2003(2)            180           185
Progress Energy                                                 6.55%      3/1/2004               750           777
South Carolina Electric & Gas                                   7.50%     6/15/2005                70            78
Southern California Edison Co.                                  8.95%     11/3/2003               415           412
Texas Utilities Co.                                            6.375%     6/15/2006                80            74

NATURAL GAS (0.7%)
AGL Capital Corp.                                              7.125%     1/14/2011               100           107
Enterprise Products                                             8.25%     3/15/2005               350           380
KN Energy, Inc.                                                 6.45%      3/1/2003               968           973
Keyspan Corp.                                                   7.25%    11/15/2005               275           307
Osprey Trust                                                    8.31%*    1/15/2003(2)            375            68
Peoples Energy Corp.                                            6.90%     1/15/2011               100           106
Yosemite Security Trust                                         8.25%*   11/15/2004(2)            370            63
                                                                                                     --------------
                                                                                                             14,441
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $213,286)                                                                                            219,365
-------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (8.7%)
-------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank                                           5.00%     7/20/2004             1,000         1,051
European Investment Bank                                       4.625%      3/1/2007             2,000         2,145
Export Development Canada                                       4.00%      8/1/2007             1,500         1,568
KFW International Finance                                       2.50%    10/17/2005             1,500         1,512
Korea Development Bank                                         6.625%    11/21/2003             1,500         1,559
Korea Electric Power                                           6.375%     12/1/2003               635           658
Korea Electric Power                                            4.25%     9/12/2007(2)            350           354
Landwirtschaft Rentenbank                                      4.875%     3/12/2007               750           804
Nordic Investment Bank                                          2.75%     1/11/2006             2,000         2,023
Pemex Finance Ltd.                                             6.125%    11/15/2003(1)            107           108
Pemex Finance Ltd.                                              9.14%     8/15/2004(1)            186           195
Pemex Finance Ltd.                                              8.02%     5/15/2007(1)            140           155
Province of British Columbia                                   4.625%     10/3/2006             2,500         2,664
Province of Manitoba                                            4.25%    11/20/2006             2,500         2,665
Province of New Brunswick                                      7.625%     6/29/2004               275           299
Province of New Brunswick                                       3.50%    10/23/2007             1,600         1,622
Province of Ontario                                             4.20%     6/30/2005             1,125         1,175
Province of Ontario                                             5.50%     10/1/2008             1,000         1,107
Province of Quebec                                              5.00%     7/17/2009             1,500         1,606
Province of Saskatchewan                                       6.625%     7/15/2003               190           195
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Republic of Chile                                              5.625%     7/23/2007             $ 395    $      417
Republic of Italy                                              3.625%     9/14/2007             2,000         2,051
-------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $25,087)                                                                                              25,933
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.1%)
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (1.0%)
U.S. Treasury Note                                              3.00%    11/30/2003             1,000         1,016
U.S. Treasury Note                                             2.125%    10/31/2004               320           324
U.S. Treasury Note                                              3.25%     8/15/2007             1,700         1,743
                                                                                                     --------------
                                                                                                              3,083
                                                                                                     --------------
AGENCY BONDS AND NOTES (6.6%)
Federal Home Loan Mortgage Corp.                                4.25%     6/15/2005            17,000        17,919
Federal Home Loan Mortgage Corp.                               2.875%     9/15/2005               515           525
Federal National Mortgage Assn.                                 5.50%      5/2/2006             1,000         1,084
                                                                                                     --------------
                                                                                                             19,528
                                                                                                     --------------
MORTGAGE-BACKED SECURITIES--ADJUSTABLE RATE (3.8%)
Federal Home Loan Mortgage Corp.                               4.321%      1/1/2032(1)          1,000         1,016
Federal Home Loan Mortgage Corp.                               4.889%      8/1/2032(1)            997         1,014
Federal Home Loan Mortgage Corp.                               4.955%      8/1/2032(1)            981         1,005
Federal Home Loan Mortgage Corp.                                4.87%      9/1/2032(1)          1,994         2,043
Federal Home Loan Mortgage Corp.                               4.922%      9/1/2032(1)          1,962         2,012
Federal Home Loan Mortgage Corp.                               4.829%     9/25/2032(1)            893           917
Federal Home Loan Mortgage Corp.                               4.652%     10/1/2032(1)          1,294         1,327
Federal National Mortgage Assn.                                5.252%      7/1/2032(1)            545           565
Federal National Mortgage Assn.                                 4.97%     9/24/2032(1)            495           508
Federal National Mortgage Assn.                                4.596%     12/1/2032(1)          1,000         1,023
                                                                                                     --------------
                                                                                                             11,430
                                                                                                     --------------
MORTGAGE-BACKED SECURITIES--FIXED RATE (2.7%)
Federal Home Loan Mortgage Corp.                                6.00%      4/1/2017(1)          1,700         1,776
Federal Home Loan Mortgage Corp.                                6.00%    10/15/2027(1)            250           258
Federal National Mortgage Assn.                                 7.00%     12/1/2011(1)          1,267         1,354
Federal National Mortgage Assn.                                 6.00%    11/25/2014(1)          1,178         1,192
Federal National Mortgage Assn.                                 6.50%      9/1/2016(1)          1,000         1,055
Federal National Mortgage Assn.                                 6.50%      9/1/2016(1)            867           915
Federal National Mortgage Assn.                                 6.00%     12/1/2016(1)          1,415         1,477
                                                                                                     --------------
                                                                                                              8,027
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $41,088)                                                                                              42,068
-------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.0%)
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government Obligations in a Pooled Cash Account
(Cost $8,884)                                                   1.22%      1/2/2003             8,884         8,884
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
 (Cost $288,345)                                                                                            296,250
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                          3,929
Liabilities                                                                                                  (2,402)
                                                                                                     --------------
                                                                                                              1,527
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 27,810,193 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                                                                  $297,777
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                    $10.71
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.
YSecurities with a value of $11,000 have been segregated as initial margin for open futures contracts.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the aggregate value of these securities was $27,412,000, representing 9.2% of net assets.

===================================================================================================================
                                                                                               AMOUNT           PER
                                                                                                (000)         SHARE
-------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                              $282,968        $10.17
Undistributed Net Investment Income                                                            10,054           .36
Accumulated Net Realized Losses                                                                (2,175)         (.07)
Unrealized Appreciation (Depreciation)
 Investment Securities                                                                          7,726           .28
 Futures Contracts                                                                               (789)         (.03)
 Swap Contracts                                                                                    (7)           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $297,777        $10.71
===================================================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                                  SHORT-TERM CORPORATE PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                               $10,685
 Security Lending                                                            20
--------------------------------------------------------------------------------
  Total Income                                                           10,705
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                                                26
 Management and Administrative                                              418
 Marketing and Distribution                                                  28
Custodian Fees                                                               13
Auditing Fees                                                                11
Shareholders' Reports and Proxies                                             9
--------------------------------------------------------------------------------
  Total Expenses 505
  Expenses Paid Indirectly--Note C                                           (3)
--------------------------------------------------------------------------------
  Net Expenses                                                              502
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    10,203
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                (876)
 Futures Contracts                                                         (909)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (1,785)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    6,285
 Futures Contracts                                                         (806)
 Swap Contracts                                                              (7)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          5,472
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $13,890
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

==========================================================================================================
                                                           SHORT-TERM CORPORATE PORTFOLIO
----------------------------------------------------------------------------------------------------------
                                            YEAR ENDED                 OCT. 1 TO                YEAR ENDED
                                         DEC. 31, 2002            DEC. 31, 2001*            SEPT. 30, 2001
                                                 (000)                     (000)                     (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                        $ 10,203                   $ 1,915                   $ 5,486
 Realized Net Gain (Loss)                       (1,785)                     (283)                      167
 Change in Unrealized
  Appreciation (Depreciation)                    5,472                    (1,721)                    3,228
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                    13,890                       (89)                    8,881
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                          (5,139)                       --                    (2,411)
 Realized Capital Gain                              --                        --                        --
----------------------------------------------------------------------------------------------------------
  Total Distributions                           (5,139)                       --                    (2,411)
----------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                        183,817                    31,992                    86,562
 Issued in Lieu of Cash Distributions            5,139                        --                     2,411
 Redeemed                                      (42,271)                  (17,281)                  (30,309)
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                  146,685                    14,711                    58,664
----------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                      155,436                    14,622                    65,134
----------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                           142,341                   127,719                    62,585
----------------------------------------------------------------------------------------------------------
 End of Period                               $ 297,777                  $142,341                  $127,719
----------------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                         17,679                     3,070                     8,637
 Issued in Lieu of Cash Distributions              509                        --                       244
 Redeemed                                       (4,068)                   (1,660)                   (3,040)
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding                           14,120                     1,410                     5,841
==========================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS

SHORT-TERM CORPORATE PORTFOLIO

============================================================================================================================
                                                                                             YEAR ENDED          FEB. 8** TO
                                                          YEAR ENDED      OCT. 1 TO        SEPTEMBER 30,            SEP. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         DEC. 31, 2002  DEC. 31, 2001*      2001        2000              1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.40         $10.40     $ 9.72       $9.75            $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                           .32           .115       .581        .646              .355
 Net Realized and Unrealized Gain
  (Loss) on Investments                                          .31          (.115)      .430       (.030)            (.250)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              .63             --      1.011        .616              .105
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                           (.32)            --      (.331)      (.646)            (.355)
 Distributions from Realized Capital Gains                        --             --         --          --                --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (.32)            --      (.331)      (.646)            (.355)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $10.71         $10.40     $10.40       $9.72            $ 9.75
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   6.25%          0.00%     10.65%       6.54%             1.08%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                            $298           $142       $128         $63               $29
Ratio of Total Expenses to Average Net Assets                  0.23%         0.21%Y      0.21%       0.20%            0.27%Y
Ratio of Net Investment Income
 to Average Net Assets                                         4.65%         5.50%Y      6.33%       6.74%            5.74%Y
Portfolio Turnover Rate                                          72%            15%        46%         44%               39%
============================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
YAnnualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Short-Term Corporate Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.
          Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3. Swaps: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party receives a payment amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

          The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the portfolio under swap contracts is accrued daily and included in interest income. The primary risk associated with interest rate swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.
4. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
6. Distributions: Effective April 1, 2001, the portfolio changed the frequency of income dividends from daily to annual. Annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.
7. Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.
C. The portfolio's custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2002, the custodian fee offset arrangement reduced expenses by $3,000.
D.   Distributions  are  determined  on a tax  basis  and may  differ  from  net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
          For tax purposes, at December 31, 2002, the portfolio had $10,232,000 of ordinary income available for distribution. The portfolio had available realized losses of $2,074,000 to offset future net capital gains of $25,000 through December 31, 2007, $12,000 through December 31, 2008, $126,000 through December 31, 2009, $1,475,000 through December 31, 2010, and $436,000 through December 31, 2011.

          At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $7,015,000, consisting of unrealized gains of $11,593,000 on securities that had risen in value since their purchase and $4,578,000 in unrealized losses on securities that had fallen in value since their purchase.

          At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:
================================================================================
                                     (000)
--------------------------------------------------------------------------------
                                                 AGGREGATE           UNREALIZED
                           NUMBER OF LONG       SETTLEMENT         APPRECIATION
FUTURES CONTRACTS       (SHORT) CONTRACTS            VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
5-Year Treasury Note               (80)           $ 9,060                $(226)
10-Year Treasury Note             (127)            14,611                 (499)
10-Year Interest Rate Swap         (26)             2,938                  (64)
================================================================================
     Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

          At December 31, 2002, the portfolio had the following open swap contracts:

INTEREST RATE SWAPS
================================================================================================
                                                   FIXED            FLOATING          UNREALIZED
                              NOTIONAL     INTEREST RATE       INTEREST RATE        APPRECIATION
                                AMOUNT          RECEIVED            RECEIVED      (DEPRECIATION)
TERMINATION DATE    DEALER*      (000)            (PAID)            (PAID)**               (000)
------------------------------------------------------------------------------------------------
12/15/2005          LBI          $ 650           2.935%              (1.41%)               $ 10
2/21/2005           BA           7,000          (2.500%)                  Y                 (66)
2/21/2008           BA           2,900           3.625%                  (Y)                 49

$ (7)
================================================================================================

*BA--Bank of America. LBI--Lehman Brothers International.
**Based on three-month London InterBank Offered Rate (LIBOR).
YRate to be determined as of effective date February 21, 2003.

E. During the year ended December 31, 2002, the portfolio purchased $237,120,000 of investment securities and sold $96,019,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $67,250,000 and $56,978,000, respectively.
F. The market value of securities on loan to broker/dealers at December 31, 2002, was $17,953,000, for which the portfolio held as collateral U.S. Treasury securities with a market value of $18,411,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD VARIABLE INSURANCE FUND:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Corporate Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

VANGUARD TOTAL BOND MARKET INDEX PORTFOLIO
                                                               CHAIRMAN'S LETTER
Though the Total Bond Market Index Portfolio returned a solid 8.3% in 2002 and outperformed the average result of its mutual fund peers, it failed to keep pace with the unmanaged index it aims to track. The yield of the portfolio naturally fell along with market interest rates, ending 2002 at 4.20%, down from 5.57% a year earlier.

     As we said in our report to you six months ago, we are disappointed by our failure to more closely track the index. But the difficulties encountered by the portfolio appear to be behind us, in part because market conditions have improved and in part because of steps we've taken to ensure tighter tracking of our benchmark in a changed environment. Indeed, virtually all of our shortfall versus the index occurred early in the summer. During the first five months of the year and again during the last five months, the portfolio's performance was closely in line with the index.

     Please note that the yields and the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

================================================================================
TOTAL RETURNS                                  TEN YEARS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                  AVERAGE            FINAL VALUE
                                   YEAR ENDED      ANNUAL           OF A $10,000
                            DECEMBER 31, 2002      RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
Total Bond Market
 Index Portfolio                     8.3%          7.2%                $20,016
Average Intermediate-Term
  Investment-Grade Fund*             8.1           6.1                  18,126
Lehman Aggregate Bond Index         10.3           7.5                  20,637
================================================================================
*Derived from data provided by Lipper Inc.

WHY THE PORTFOLIO LAGGED ITS TARGET INDEX,
AND WHY WE'RE ENCOURAGED ABOUT THE FUTURE
On an absolute basis, 2002 was a good year for the Total Bond Market Index Portfolio. A 4.0% return from net interest income was bolstered by a 4.3% rise in our share price, reflecting the decline in interest rates. Of course, the objective of an index portfolio is to track its target benchmark closely. On this score, we came up well short, trailing the 10.3% return of the Lehman Brothers Aggregate Bond Index by 2 percentage points.

     The trouble began in June and intensified in July. To understand what happened during the summer, one must focus on the remarkable turmoil that beset the corporate bond market. A few points that illustrate the severity of the market's difficulties during mid-2002:
* Lehman Brothers recently ranked the 50 worst credit blowups since 1989. (The list was made up of bonds with the worst one-month performances throughout the 14 years.) Of the 50 debacles, 32 occurred in 2002--and half of the total in July alone.
* Companies that suffered financial difficulties saw their bonds' credit ratings fall from investment-grade status to the "junk" level in a matter of days. Such rapid declines in credit quality struck even relatively healthy companies in troubled sectors.
* By late summer, the returns of Baa-rated corporate bonds--the lowest level of investment-grade issues--were more than 8 percentage points below those of comparable Treasury securities. (Lehman Brothers based its analysis on two-month total returns.) This was by far the biggest gap since Lehman began tracking the returns in 1988. On two other occasions--during the deep recession of 1990 and the 1998 bond market turbulence that was precipitated by the collapse of hedge fund operator Long-Term Capital Management--the underperformance of Baa-rated bonds approached just 4 percentage points.

     Although this extremely challenging market environment does not excuse our shortfall versus the index, it does help to explain it.

     The portfolio's return will typically differ from that of the index for two primary reasons: The portfolio incurs expenses that the index does not, and the portfolio's holdings do not exactly replicate those of the index. The expense difference will always work against us. The difference in holdings arises from our "sampling" approach to indexing, which is necessary because it would be impractical and far too expensive to own every taxable investment-grade bond.

     The sampling strategy--in which we buy some, but not all, of the securities in an index--is designed to provide the portfolio with characteristics that are similar to those of the index. Our portfolio managers and analysts carefully select bonds so that the portfolio's weightings among sectors closely match those of the index. However, during June and July, the relative performance of some "subsectors"--in contrast to historical experience--diverged widely. At that time, our portfolio had larger stakes than its index in several subsectors. In particular, at the subsector level we had heavier weightings in bonds issued by telecommunica tions and energy-trading companies. These groups were hit extremely hard by the WorldCom bankruptcy, the Enron scandal, and accounting irregularities at a number of other companies.

     In recognition of the radical change in the market's reaction to credit risk, we have made some adjustments to ensure greater diversification and less exposure to lower-quality bonds. For example, we have taken our tight controls on sectors to the subsector level. These changes have already supported closer tracking of our target index.

     Finally, I'd like to emphasize that we have great confidence in the skill of our bond management team, Vanguard's Fixed Income Group, and in the power of the indexed approach to fixed income investing. The portfolio's long-term record justifies our confidence.

SOUND MANAGEMENT AND LOW COSTS HAVE PRODUCED
COMPETITIVE RETURNS FOR THE PORTFOLIO
Though an annual review of investment performance can be instructive, the portfolio's longer-term record is a more useful measure of its success. And a long-term perspective clearly shows that the Total Bond Market Index Portfolio has provided exceptionally strong returns relative to competitors while tracking its target index closely.

     It's important to note that the returns shown in the table came during a period of generally declining interest rates--an ideal environment for fixed income securities. Since most interest rates are now at longtime lows, it's wise to assume that at some point they will start to rise again, cutting into total returns on bonds. Also, keep in mind that while falling interest rates push up bond prices, they also diminish the income paid by bond investments. Over the long run, lower rates diminish the income earned on reinvested dividends.

     We must emphasize the important role that expenses have in returns. A significant portion of our success relative to our mutual fund peers--both for the year and the past decade--can be attributed to our low expense ratio. In
2002, the Total Bond Market Index Portfolio had an expense ratio of 0.24%, or $2.40 per $1,000 invested, a fraction of the 0.92% charged by the average intermediate-term investment grade fund. (Both figures exclude insurance charges.) Because expenses are deducted from interest income, lower costs mean that our planholders keep more of the market's gross returns.

PREPARE FOR THE BEST--AND FOR THE WORST
Bond and stock investors alike are asking the same question: Is the worst over for the stock market? The fourth-quarter rally was encouraging, but the truth is that no one knows what the future returns will be for any asset class, let alone for individual securities within an asset class.

     That uncertainty doesn't make us powerless. Rather, it puts a premium on sensible planning. That's why Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for your goals and unique financial circumstances. Diversification among asset classes is the best way to manage investment risk while still positioning your portfolio to take advantage of the markets' long-term rewards. It's also important to diversify within the different asset classes. In the bond market, the broadly diversified Total Bond Market Index Portfolio is an excellent place to start.

     By following these simple principles, you enhance your ability to stick with an investment program through the tough times so that your portfolio gets the most benefit from the eventual--and inevitable--market recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

PORTFOLIO PROFILE                              TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                                                                          TARGET
                                                     PORTFOLIO            INDEX*
--------------------------------------------------------------------------------
Number of Issues                                           567             6,918
Yield                                                     4.2%              4.1%
Yield to Maturity                                         3.5%              4.1%
Average Coupon                                            6.4%              6.1%
Average Maturity                                     6.8 years         6.8 years
Average Quality                                            Aa1               Aaa
Average Duration                                     3.8 years         3.8 years
Expense Ratio                                            0.24%                --
Cash Investments                                          1.3%                --


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Treasury/Agency**                       62.5%
Aaa                                      7.8
Aa                                       5.7
A                                       13.5
Baa                                     10.2
Ba                                       0.3
B                                        0.0
Not Rated                                0.0
--------------------------------------------------------------------------------
Total                                  100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           TARGET
                          PORTFOLIO        INDEX*
--------------------------------------------------------------------------------
R-Squared                    0.96           1.00
Beta                         0.95           1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
 CREDIT QUALITY - TREASURY/AGENCY
 AVERAGE MATURITY - MEDIUM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Under 1 Year                             2.2%
1-5 Years                               57.8
5-10 Years                              25.8
10-20 Years                              6.3
20-30 Years                              7.3
Over 30 Years                            0.6
--------------------------------------------------------------------------------
Total                                  100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed         5.8%
Finance                                        11.8
Foreign                                         3.7
Government Mortgage-Backed                     36.0
Industrial                                     13.7
Treasury/Agency                                26.5
Utilities                                       2.5
--------------------------------------------------------------------------------
Total                                         100.0%
--------------------------------------------------------------------------------


*Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.

PERFORMANCE SUMMARY                            TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
================================================================================
CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

[MOUNTAIN CHART]
[INITIAL INVESTMENT OF $10,000]

                 VVIF-TTL BOND MARKET      AVG INTER-TERM       LEHMAN AGGREGATE
                    INDEX PORTFOLIO        INV GRADE FUND             BOND INDEX
--------------------------------------------------------------------------------
199212                 10000                   10000                   10000
199303                 10397                   10385                   10413
199306                 10668                   10614                   10689
199309                 10948                   10843                   10968
199312                 10940                   10826                   10975
199403                 10636                   10559                   10660
199406                 10528                   10416                   10550
199409                 10586                   10436                   10615
199412                 10646                   10423                   10655
199503                 11154                   10902                   11192
199506                 11823                   11455                   11874
199509                 12050                   11620                   12107
199512                 12567                   12058                   12623
199603                 12322                   11863                   12399
199606                 12391                   11886                   12470
199609                 12628                   12058                   12700
199612                 13010                   12381                   13082
199703                 12931                   12322                   13008
199706                 13400                   12703                   13486
199709                 13840                   13043                   13934
199712                 14234                   13381                   14344
199803                 14453                   13584                   14568
199806                 14798                   13853                   14908
199809                 15413                   14417                   15538
199812                 15457                   14409                   15590
199903                 15397                   14323                   15513
199906                 15241                   14172                   15377
199909                 15338                   14206                   15481
199912                 15334                   14167                   15462
200003                 15697                   14462                   15804
200006                 15930                   14672                   16079
200009                 16419                   15021                   16563
200012                 17064                   15677                   17260
200103                 17613                   16108                   17784
200106                 17776                   16127                   17884
200109                 18562                   16836                   18709
200112                 18480                   16762                   18717
200203                 18482                   16760                   18735
200206                 19010                   17213                   19427
200209                 19726                   17789                   20317
200212                 20016                   18126                   20637
--------------------------------------------------------------------------------


===================================================================================================================
                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED DECEMBER 31, 2002
                                                                  -------------------------------       FINAL VALUE
                                                                       ONE         FIVE        TEN     OF A $10,000
                                                                      YEAR        YEARS      YEARS       INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Portfolio                                     8.31%        7.06%      7.19%         $20,016
Average Intermediate-Term Investment-Grade Fund*                      8.14         6.26       6.13          18,126
Lehman Aggregate Bond Index                                          10.26         7.55       7.51          20,637
-------------------------------------------------------------------------------------------------------------------


FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002
--------------------------------------------------------------------------------
FISCAL YEAR            TOTAL RETURN                LEHMAN AGGREGATE BOND INDEX
--------------------------------------------------------------------------------
1993                            9.4%                          9.7%
1994                           -2.7                          -2.9
1995                           18.0                          18.5
1996                            3.5                           3.6
1997                            9.4                           9.7
1998                            8.6                           8.7
1999                           -0.8                          -0.8
2000                           11.3                          11.6
2001                            8.3                           8.4
2002                            8.3                          10.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 42 for dividend and capital gain information.


================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                         FOR                  WITHHELD        APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan                 7,963,781,245        256,332,887          96.9%
Charles D. Ellis                7,946,489,124        273,625,008          96.7
Rajiv L. Gupta                  7,946,786,965        273,327,166          96.7
JoAnn Heffernan Heisen          7,949,272,990        270,841,142          96.7
Burton G. Malkiel               7,936,550,788        283,563,344          96.6
Alfred M. Rankin, Jr.           7,957,514,304        262,599,827          96.8
J. Lawrence Wilson              7,943,399,420        276,714,712          96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.

CHANGE THE PORTFOLIO'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
FOR                AGAINST             ABSTAIN               APPROVED BY
--------------------------------------------------------------------------------
668,003,024        33,691,299          55,967,167              88.2%
--------------------------------------------------------------------------------

CHANGE THE PORTFOLIO'S POLICY ON BORROWING MONEY. This change enables the portfolio to take advantage of certain investment opportunities that do not involve leverage or a change to the portfolio's objective or risk profile.

--------------------------------------------------------------------------------
FOR                AGAINST             ABSTAIN               APPROVED BY
--------------------------------------------------------------------------------
653,008,866        46,713,700          57,938,925              86.2%
================================================================================
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                           TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (61.7%)
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (12.6%)
U.S. Treasury Bond                                            11.875%    11/15/2003            $3,025    $    3,301
U.S. Treasury Bond                                             10.75%     8/15/2005                25            31
U.S. Treasury Bond                                             10.00%     5/15/2010               125           148
U.S. Treasury Bond                                             13.25%     5/15/2014               170           267
U.S. Treasury Bond                                             9.875%    11/15/2015               575           888
U.S. Treasury Bond                                              9.25%     2/15/2016             1,140         1,693
U.S. Treasury Bond                                              8.75%     5/15/2017             5,825         8,430
U.S. Treasury Bond                                             8.875%     8/15/2017             1,175         1,719
U.S. Treasury Bond                                             8.875%     2/15/2019               790         1,167
U.S. Treasury Bond                                             8.125%     8/15/2019             3,470         4,838
U.S. Treasury Bond                                              8.50%     2/15/2020               445           642
U.S. Treasury Bond                                              8.75%     5/15/2020               145           214
U.S. Treasury Bond                                              8.75%     8/15/2020               420           621
U.S. Treasury Bond                                             7.875%     2/15/2021               150           206
U.S. Treasury Bond                                             8.125%     8/15/2021               865         1,218
U.S. Treasury Bond                                              8.00%    11/15/2021             2,530         3,528
U.S. Treasury Bond                                              7.25%     8/15/2022             2,900         3,777
U.S. Treasury Bond                                             7.625%    11/15/2022             2,525         3,416
U.S. Treasury Bond                                             7.125%     2/15/2023             1,710         2,203
U.S. Treasury Bond                                              7.50%    11/15/2024               725           979
U.S. Treasury Bond                                              6.75%     8/15/2026             4,275         5,351
U.S. Treasury Bond                                             6.625%     2/15/2027             5,650         6,984
U.S. Treasury Bond                                             6.375%     8/15/2027             3,190         3,835
U.S. Treasury Note                                             3.375%     4/30/2004            14,525        14,920
U.S. Treasury Note                                             2.125%     8/31/2004             2,875         2,908
U.S. Treasury Note                                             7.875%    11/15/2004             3,900         4,355
U.S. Treasury Note                                              7.00%     7/15/2006                40            46
U.S. Treasury Note                                             6.125%     8/15/2007               425           489
U.S. Treasury Note                                             5.625%     5/15/2008             6,910         7,841
U.S. Treasury Note                                              5.75%     8/15/2010               175           201
Private Export Funding Corp. (U.S. Government Guaranteed)       7.20%     1/15/2010               400           483
                                                                                                     --------------
                                                                                                             86,699
                                                                                                     --------------
AGENCY BONDS AND NOTES (13.5%)
Federal Farm Credit Bank                                        4.80%     11/6/2003             2,500         2,573
Federal Home Loan Bank                                         5.575%      9/2/2003             1,000         1,029
Federal Home Loan Bank                                         3.375%     6/15/2004             8,400         8,625
Federal Home Loan Bank                                          6.50%     8/15/2007             1,450         1,668
Federal Home Loan Bank                                         5.865%      9/2/2008             1,100         1,241
Federal Home Loan Bank                                          5.88%    11/25/2008               530           548
Federal Home Loan Bank                                         7.625%     5/14/2010             1,850         2,294
Federal Home Loan Bank                                          5.75%     5/15/2012               625           695
Federal Home Loan Bank                                          4.50%    11/15/2012             1,050         1,063
Federal Home Loan Mortgage Corp.                                5.25%     2/15/2004             8,000         8,341
Federal Home Loan Mortgage Corp.                                5.00%     5/15/2004             2,025         2,120
Federal Home Loan Mortgage Corp.                                6.25%     7/15/2004             4,000         4,286
Federal Home Loan Mortgage Corp.                               6.875%     1/15/2005             4,000         4,401
Federal Home Loan Mortgage Corp.                                7.00%     7/15/2005             4,250         4,765
Federal Home Loan Mortgage Corp.                                5.50%     7/15/2006             2,000         2,195
Federal Home Loan Mortgage Corp.                               6.875%     9/15/2010               675           808
Federal Home Loan Mortgage Corp.                                5.75%     1/15/2012             6,500         7,217
Federal Home Loan Mortgage Corp.                                6.75%     3/15/2031               450           538
Federal National Mortgage Assn.                                 5.50%     2/15/2006             4,225         4,624
Federal National Mortgage Assn.                                 5.25%     4/15/2007             1,745         1,910
Federal National Mortgage Assn.                                 6.00%     5/15/2008             2,275         2,577
Federal National Mortgage Assn.                                 5.64%    12/10/2008             1,500         1,550
Federal National Mortgage Assn.                                 6.40%     5/14/2009             2,000         2,112
Federal National Mortgage Assn.                                6.625%     9/15/2009            10,560        12,368
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                 7.25%     1/15/2010            $3,010    $    3,643
Federal National Mortgage Assn.                                 6.25%      2/1/2011               400           447
Federal National Mortgage Assn.                                 6.00%     5/15/2011               650           735
Federal National Mortgage Assn.                                5.375%    11/15/2011               275           298
Federal National Mortgage Assn.                                6.125%     3/15/2012             2,000         2,282
Federal National Mortgage Assn.                                 7.25%     5/15/2030               975         1,224
Federal National Mortgage Assn.                                6.625%    11/15/2030               600           705
Federal National Mortgage Assn.                                 6.00%      8/1/2032             2,928         3,026
Tennessee Valley Auth.                                         7.125%      5/1/2030             1,000         1,226
                                                                                                     --------------
                                                                                                             93,134
                                                                                                     --------------
MORTGAGE-BACKED SECURITIES (35.6%)
Federal Home Loan Mortgage Corp.                                5.00%  1/21/2018(1)             3,000         3,078
Federal Home Loan Mortgage Corp.                                5.50%  1/1/2007-11/1/2032(1)    8,746         9,027
Federal Home Loan Mortgage Corp.                                6.00%  4/1/2003-11/1/2032(1)   27,601        28,702
Federal Home Loan Mortgage Corp.                                6.50%  2/1/2003-8/1/2032(1)    33,763        35,306
Federal Home Loan Mortgage Corp.                                7.00%   7/1/2003-4/1/2032(1)   14,871        15,680
Federal Home Loan Mortgage Corp.                                7.50%   1/1/2007-1/1/2031(1)    4,986         5,314
Federal Home Loan Mortgage Corp.                                8.00%  10/1/2009-4/1/2030(1)    1,852         1,996
Federal Home Loan Mortgage Corp.                                8.50%   5/1/2006-11/1/2030(1)     466           504
Federal Home Loan Mortgage Corp.                                9.00%  11/1/2005-5/1/2030(1)      110           119
Federal Home Loan Mortgage Corp.                                9.50%   1/1/2025-2/1/2025(1)       28            30
Federal Home Loan Mortgage Corp.                               10.00%   3/1/2017-11/1/2019(1)      16            17
Federal National Mortgage Assn.                                 5.00%  1/27/2010-12/1/2017(1)   3,998         4,097
Federal National Mortgage Assn.                                 5.50%   1/1/2017-1/1/2033(1)   14,405        14,861
Federal National Mortgage Assn.                                 6.00%   3/1/2003-8/1/2032(1)   27,806        28,895
Federal National Mortgage Assn.                                 6.50%   8/1/2008-7/1/2032(1)   31,203        32,569
Federal National Mortgage Assn.                                 7.00%  12/1/2003-10/1/2031(1)  10,874        11,464
Federal National Mortgage Assn.                                 7.50%   1/1/2007-7/1/2032(1)    4,921         5,230
Federal National Mortgage Assn.                                 8.00%   7/1/2007-11/1/2030(1)   1,055         1,137
Federal National Mortgage Assn.                                 8.50%  10/1/2004-4/1/2031(1)      340           366
Federal National Mortgage Assn.                                 9.00%   6/1/2022-4/1/2025(1)       74            82
Federal National Mortgage Assn.                                 9.50%  12/1/2018-2/1/2025(1)       58            65
Federal National Mortgage Assn.                                10.00%   8/1/2020-8/1/2021(1)       20            22
Federal National Mortgage Assn.                                10.50%   8/1/2020(1)                 8             9
Government National Mortgage Assn.                              5.50%  1/22/2033(1)               500           513
Government National Mortgage Assn.                              6.00%  3/15/2009-11/15/2032(1)  9,392         9,813
Government National Mortgage Assn.                              6.50% 10/15/2008-7/15/2032(1)  15,755        16,557
Government National Mortgage Assn.                              7.00% 10/15/2008-1/15/2032(1)  10,551        11,203
Government National Mortgage Assn.                              7.50%  5/15/2008-9/15/2031(1)   4,577         4,898
Government National Mortgage Assn.                              8.00%  3/15/2008-12/15/2030(1)  2,013         2,183
Government National Mortgage Assn.                              8.50%  7/15/2009-7/15/2030(1)     452           494
Government National Mortgage Assn.                              9.00%  4/15/2016-7/15/2030(1)     301           335
Government National Mortgage Assn.                              9.50%  4/15/2017-12/15/2021(1)     71            80
Government National Mortgage Assn.                             10.00%  5/15/2020-1/15/2025(1)      55            60
Government National Mortgage Assn.                             10.50%  5/15/2019(1)                14            16
Government National Mortgage Assn.                             11.00% 10/15/2015(1)                16            18
Government National Mortgage Assn.                             11.50%  2/15/2013(1)                13            15
                                                                                                     --------------
                                                                                                            244,755
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $404,622)                                                                                            424,588
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (33.4%)
-------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (5.8%)
Bank of America Mortgage Securities Mortgage Certificates      4.654%     7/25/2032(1)            277           281
Bank One Issuance Trust                                         2.96%    10/23/2005(1)          1,200         1,213
Bear Stearns Commercial Mortgage Securities Inc.                5.61%    11/15/2033(1)          2,100         2,260
CIT RV Trust                                                    5.96%     4/15/2011(1)            334           336
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                              6.42%     3/25/2005(1)            375           409
Capital Auto Receivables Asset Trust                            4.16%     7/16/2007(1)            400           418
Capital Auto Receivables Asset Trust                            2.64%     3/15/2008(1)          3,900         3,924
Capital One Auto Finance Trust                                  4.88%     9/15/2008(1)            450           475
Centex Home Equity Loan Trust                                   4.64%     8/25/2026(1)            225           233
Chase Manhattan Auto Owner Trust                                4.24%     9/15/2008(1)            650           680
Citibank Credit Card Insurance Trust                            4.95%      2/9/2009(1)          1,200         1,285
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Lease-Backed Certificates                  6.746%     6/20/2031(1)(2)      $1,389    $    1,537
Countrywide Home Loan                                          4.633%     9/19/2032(1)            445           452
DaimlerChrysler Auto Trust                                      2.56%    10/25/2004(1)          1,525         1,538
First Union National Bank-Bank of America,
 N.A. Commercial Mortgage Trust                                6.223%    12/12/2033(1)          2,100         2,326
Ford Credit Auto Owner Trust                                    7.40%     4/15/2005(1)            500           519
Ford Credit Auto Owner Trust                                    3.62%     1/15/2006(1)            500           508
Ford Credit Auto Owner Trust                                    4.36%     8/15/2006(1)            650           676
Ford Credit Auto Owner Trust                                    3.13%    11/15/2006(1)          1,000         1,020
Honda Auto Receivables Owner Trust                              2.19%     9/15/2006(1)            650           656
Honda Auto Receivables Owner Trust                              4.22%     4/15/2007(1)            800           836
Hyundai Auto Receivables Trust                                  2.80%     2/15/2007(1)(2)       1,800         1,826
M&I Auto Loan Trust                                             3.04%    10/20/2008(1)            900           906
MBNA Master Credit Card Trust                                   4.95%     6/15/2009(1)          1,200         1,286
Morgan Stanley Dean Witter Capital I                            5.98%     1/15/2039(1)          2,500         2,741
PECO Energy Transition Trust                                    5.63%      3/1/2005(1)            539           542
PECO Energy Transition Trust                                    6.05%      3/1/2009(1)            225           248
PSE&G Transition Funding LLC                                    6.89%    12/15/2017(1)            500           579
Residential Asset Securities Corp.                             4.988%     2/25/2027(1)          1,050         1,098
Toyota Auto Receivables Owner Trust                             2.65%    11/15/2006(1)            700           708
Toyota Auto Receivables Owner Trust                             4.00%     7/15/2008(1)            250           260
USAA Auto Owner Trust                                           2.41%    10/16/2006(1)          3,900         3,931
USAA Auto Owner Trust                                           2.93%     7/16/2007(1)            400           403
Volkswagen Auto Lease Trust                                     2.36%    12/20/2005(1)            750           755
WFS Financial Owner Trust                                       4.50%     2/20/2010(1)            400           421
Washington Mutual Mortgage Pass-Through Certificates           5.435%     2/25/2032(1)            425           436
Washington Mutual Mortgage Pass-Through Certificates            5.55%     3/25/2032(1)            500           511
Washington Mutual Mortgage Pass-Through Certificates           5.598%     4/25/2032(1)            900           918
World Omni Auto Receivable Trust                                3.79%    11/20/2005(1)            525           535
                                                                                                     --------------
                                                                                                             39,686
                                                                                                     --------------
FINANCE (11.6%)
BANKING (4.2%)
BBVA-Bancomer Capital Trust I                                  10.50%     2/16/2011(2)            550           610
Bank of America Corp.                                           8.50%     1/15/2007               500           598
Bank of America Corp.                                           7.40%     1/15/2011               750           882
Bank of America Corp.                                           6.25%     4/15/2012               750           833
Bank of New York                                                3.75%     2/15/2008               250           252
Bank One Corp.                                                  6.00%     2/17/2009             1,000         1,074
BankAmerica Corp.                                              10.00%      2/1/2003               200           201
BankAmerica Corp.                                              6.625%     6/15/2004               525           562
BankAmerica Corp.                                              7.125%      5/1/2006               400           451
Barclays Bank PLC                                               8.55%     6/15/2011(2)            450           539
The Chase Manhattan Corp.                                       6.00%     11/1/2005               575           620
Citicorp                                                       7.625%      5/1/2005               300           335
Citicorp Capital II                                            8.015%     2/15/2027               500           551
Citicorp Lease Pass-Through Trust                               7.22%     6/15/2005(1)(2)         682           747
Citicorp Lease Pass-Through Trust                               8.04%    12/15/2019(2)            500           577
Citigroup Inc.                                                 4.125%     6/30/2005             1,425         1,488
Citigroup Inc.                                                  5.50%      8/9/2006             1,000         1,078
CoreStates Capital Corp.                                       9.375%     4/15/2003               250           255
CoreStates Capital Corp.                                        8.00%    12/15/2026(2)          1,000         1,102
Credit Suisse First Boston USA Inc.                             5.75%     4/15/2007               900           957
Credit Suisse First Boston USA Inc.                             6.50%     1/15/2012               300           320
Fleet Boston Financial Corp.                                   4.875%     12/1/2006               850           889
Fleet Capital Trust II                                          7.92%    12/11/2026               400           429
Golden West Financial                                          4.125%     8/15/2007             1,500         1,541
HSBC Holdings PLC                                               7.50%     7/15/2009             1,250         1,485
Manufacturers & Traders Bank                                    8.00%     10/1/2010               350           420
Mercantile Bancorp (Firstar)                                    7.30%     6/15/2007               250           290
J.P. Morgan Chase & Co.                                         6.50%      8/1/2005               175           190
J.P. Morgan Chase & Co.                                        5.625%     8/15/2006               350           372
J.P. Morgan Chase & Co.                                         5.25%     5/30/2007               275           291
NB Capital Trust IV                                             8.25%     4/15/2027               200           231
National Westminster Bancorp Inc.                              9.375%    11/15/2003               350           373
PNC Funding Corp.                                               7.00%      9/1/2004               500           538
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Regions Financial Corp.                                        6.375%     5/15/2012            $1,000    $    1,120
Royal Bank of Scotland PLC                                     7.648%     9/30/2031               250           270
Santander Central Hispano SA                                   7.625%     9/14/2010               175           199
Sanwa Bank Ltd.                                                 7.40%     6/15/2011               100            98
Sumitomo Mitsui Banking Corp.                                   8.00%     6/15/2012                95           106
Swiss Bank Corp.-New York                                       7.25%      9/1/2006               500           565
Swiss Bank Corp.-New York                                       7.00%    10/15/2015               500           590
Swiss Bank Corp.-New York                                      7.375%     6/15/2017               100           120
Synovus Financial Corp.                                         7.25%    12/15/2005               300           329
UBS Preferred Funding Trust II                                 7.247%     6/29/2049               350           393
Union Planters Corp.                                            7.75%      3/1/2011               500           585
US Bancorp                                                      5.10%     7/15/2007             1,250         1,339
Wachovia Corp.                                                 6.625%    11/15/2006               250           279
Washington Mutual Bank                                         6.875%     6/15/2011               650           725
Washington Mutual Bank                                          5.50%     1/15/2013               300           307
Wells Fargo & Co.                                               5.25%     12/1/2007             1,000         1,084

BROKERAGE (2.0%)
Bear Stearns & Co., Inc.                                       6.625%     1/15/2004               200           209
Bear Stearns & Co., Inc.                                        7.80%     8/15/2007             1,100         1,280
Bear Stearns & Co., Inc.                                        5.70%    11/15/2014               200           205
Goldman Sachs Group Inc.                                       7.625%     8/17/2005             1,200         1,349
Goldman Sachs Group Inc.                                        5.70%      9/1/2012               250           260
Lehman Brothers Holdings Inc.                                   6.25%      4/1/2003               850           859
Lehman Brothers Holdings Inc.                                   7.75%     1/15/2005               750           829
Lehman Brothers Holdings Inc.                                  6.625%      2/5/2006               525           577
Lehman Brothers Holdings Inc.                                   6.25%     5/15/2006               750           820
Merrill Lynch & Co.                                             5.35%     6/15/2004             1,190         1,243
Morgan Stanley Dean Witter & Co.                                6.10%     4/15/2006               250           272
Morgan Stanley Dean Witter & Co.                                5.80%      4/1/2007             1,825         1,989
Morgan Stanley Dean Witter & Co.                                6.75%     4/15/2011               700           777
Morgan Stanley Dean Witter & Co.                                7.25%      4/1/2032               150           170
Salomon Smith Barney Holdings Inc.                             5.875%     3/15/2006               650           702
Spear, Leeds & Kellogg, LP                                      8.25%     8/15/2005(2)          1,000         1,137
Waddell & Reed Financial                                        7.50%     1/18/2006             1,000         1,078

FINANCE COMPANIES (3.3%)
American Express Co.                                            3.75%    11/20/2007               150           152
Boeing Capital Corp.                                            6.50%     2/15/2012                50            53
Boeing Capital Corp.                                            5.80%     1/15/2013             1,000         1,018
CIT Group Holdings                                             7.375%      4/2/2007               100           109
CIT Group Holdings                                              7.75%      4/2/2012               100           111
Capital One Bank                                               6.875%      2/1/2006               200           196
Countrywide Home Loan                                           5.50%      8/1/2006             1,000         1,060
Countrywide Home Loan                                           5.50%      2/1/2007               450           478
Countrywide Home Loan                                          5.625%     5/15/2007               750           802
Ford Motor Credit Co.                                          6.875%      2/1/2006             2,900         2,911
Ford Motor Credit Co.                                           6.50%     1/25/2007             1,000           990
General Electric Capital Corp.                                 5.375%     3/15/2007               300           322
General Electric Capital Corp.                                 4.625%     9/15/2009             2,500         2,554
General Electric Capital Corp.                                 6.125%     2/22/2011               500           539
General Electric Capital Corp.                                  6.75%     3/15/2032                75            83
General Motors Acceptance Corp.                                 5.25%     5/16/2005               775           779
General Motors Acceptance Corp.                                 6.75%     1/15/2006               500           517
General Motors Acceptance Corp.                                6.125%     9/15/2006             1,000         1,016
General Motors Acceptance Corp.                                6.125%      2/1/2007               700           711
General Motors Acceptance Corp.                                6.875%     9/15/2011               500           499
General Motors Acceptance Corp.                                 7.00%      2/1/2012               500           503
General Motors Acceptance Corp.                                6.875%     8/28/2012               100            99
General Motors Acceptance Corp.                                 8.00%     11/1/2031               250           252
Household Finance Corp.                                         6.50%     1/24/2006               625           660
Household Finance Corp.                                         7.20%     7/15/2006               125           136
Household Finance Corp.                                         7.65%     5/15/2007               400           445
Household Finance Corp.                                         6.40%     6/17/2008               125           133
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Household Finance Corp.                                        6.375%    10/15/2011             $ 250    $      262
Household Finance Corp.                                         7.00%     5/15/2012               500           548
Household Finance Corp.                                        7.625%     5/17/2032               100           113
Household Finance Corp.                                         7.35%    11/27/2032               200           217
International Lease Finance Corp.                              5.625%      6/1/2007             1,425         1,486
MBNA America Bank NA                                            7.75%     9/15/2005               750           811
MBNA America Bank NA                                           5.375%     1/15/2008               500           510
SLM Corp.                                                       5.05%    11/14/2014               450           449
USA Education Inc.                                             5.625%     4/10/2007             1,075         1,177

INSURANCE (1.2%)
AIG SunAmerica Global Financing IX                              6.90%     3/15/2032(2)            250           286
Ace Ltd.                                                        6.00%      4/1/2007               550           575
Allstate Corp.                                                 5.375%     12/1/2006             1,000         1,078
Allstate Corp.                                                  7.20%     12/1/2009               300           345
American General Capital II                                     8.50%      7/1/2030               300           376
American International Group                                    2.85%     12/1/2005               250           251
John Hancock Global Funding II                                 5.625%     6/27/2006(2)            500           530
Jackson National Life Insurance Co.                             5.25%     3/15/2007(2)            575           607
Jackson National Life Insurance Co.                            6.125%     5/30/2012(2)            100           106
Lincoln National Corp.                                          6.20%    12/15/2011               500           529
Marsh & McLennan Cos. Inc.                                      6.25%     3/15/2012               175           194
Metlife Inc.                                                    5.25%     12/1/2006               500           533
Monumental Global Funding II                                    6.05%     1/19/2006(2)            700           759
Nationwide Life Global Funding                                  5.35%     2/15/2007(2)            600           633
Principal Life Global Funding I                                6.125%      3/1/2006(2)            500           538
Reinsurance Group of America                                    6.75%    12/15/2011               500           529
St. Paul Cos. Inc.                                              5.75%     3/15/2007               225           234
Travelers Property Casualty Corp.                               7.75%     4/15/2026               275           309

REAL ESTATE INVESTMENT TRUSTS (0.9%)
Avalon Properties Inc.                                         6.875%    12/15/2007               450           495
Centerpoint Properties                                          5.75%     8/15/2009               750           775
EOP Operating                                                  7.875%     7/15/2031               150           163
Equity Residential Properties Trust                            6.625%     3/15/2012             1,000         1,081
First Industrial LP                                            6.875%     4/15/2012               500           531
Health Care Property Investment Inc.                            6.45%     6/25/2012               250           253
New Plan Excel Realty Trust                                    5.875%     6/15/2007               175           183
Regency Centers LP                                              6.75%     1/15/2012               200           215
Security Capital Pacific Trust                                  8.05%      4/1/2017               150           165
Shurgard Storage Centers, Inc.                                  7.75%     2/22/2011               850           943
Simon DeBartolo Group, Inc.                                     6.75%     7/15/2004               250           262
Susa Partnership LP                                             7.50%     12/1/2027               175           198
Vornado Realty                                                 5.625%     6/15/2007               575           585
                                                                                                     --------------
                                                                                                             79,908
                                                                                                     --------------
INDUSTRIAL (13.6%)
Basic Industry (0.9%)
Alcoa Inc.                                                     4.25%      8/15/2007             1,000         1,041
Celulosa Arauco Constitution SA                               8.625%      8/15/2010               300           343
Cemex SA de CV                                                8.625%      7/18/2003(2)            500           517
Chevron Phillips Chemical Co.                                 5.375%      6/15/2007               325           342
Domtar Inc.                                                   7.875%     10/15/2011               350           408
Eastman Chemical Co.                                          6.375%      1/15/2004               400           417
Eastman Chemical Co.                                           7.00%      4/15/2012                50            56
International Paper Co.                                       7.875%       8/1/2006               100           112
International Paper Co.                                        6.75%       9/1/2011               200           223
Potash Corp. of Saskatchewan                                   7.75%      5/31/2011               300           351
Rohm & Haas Co.                                                6.95%      7/15/2004               200           214
Sappi Papier Holding AG                                        6.75%      6/15/2012(2)            200           221
Sappi Papier Holding AG                                        7.50%      6/15/2032(2)            150           168
Union Carbide Corp.                                            6.75%       4/1/2003               200           201
Union Carbide Corp.                                           7.875%       4/1/2023               125           127
Union Carbide Corp.                                            7.75%      10/1/2096               125           116
Weyerhaeuser Co.                                               5.50%      3/15/2005               500           523
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                               6.75%      3/15/2012             $ 400    $      436
Weyerhaeuser Co.                                              7.375%      3/15/2032               500           543

CAPITAL GOODS (1.3%)
BAE Systems Holdings Inc.                                       6.40%    12/15/2011(2)            500           506
The Boeing Co.                                                 6.625%     2/15/2038               400           402
Bombardier Capital Corp.                                       6.125%     6/29/2006(2)            325           295
British Aerospace Systems                                      7.156%    12/15/2011(1)(2)         294           310
Caterpillar, Inc.                                               9.00%     4/15/2006               600           712
Caterpillar, Inc.                                               5.95%      5/1/2006               500           546
Caterpillar, Inc.                                              7.375%      3/1/2097               300           352
CRH Capital Inc.                                                6.95%     3/15/2012               300           336
Deere & Co.                                                     8.50%      1/9/2022               100           127
John Deere Capital Corp.                                       4.125%     7/15/2005               600           623
John Deere Capital Corp.                                        7.00%     3/15/2012               250           290
Emerson Electric                                               4.625%    10/15/2012             1,000         1,001
Goodrich Corp.                                                  6.45%    12/15/2007               200           204
Lockheed Martin Corp.                                           8.50%     12/1/2029               700           934
Masco Corp.                                                     6.75%     3/15/2006               500           545
Raytheon Co.                                                    5.50%    11/15/2012               175           178
Textron Inc.                                                    6.50%      6/1/2012               225           246
United Technologies Corp.                                      4.875%     11/1/2006               900           956
Waste Management, Inc.                                          7.75%     5/15/2032(2)            300           324

COMMUNICATION (3.5%)
AT&T Broadband                                                 9.455%    11/15/2022               339           396
AT&T Corp.                                                      7.80%    11/15/2011             1,000         1,086
AT&T Wireless Services Inc.                                    7.875%      3/1/2011               300           300
AT&T Wireless Services Inc.                                    8.125%      5/1/2012               250           250
AT&T Wireless Services Inc.                                     8.75%      3/1/2031               300           294
Ameritech Capital Funding                                       7.50%      4/1/2005               300           332
Ameritech Capital Funding                                       6.15%     1/15/2008               775           858
BellSouth Capital Funding                                      7.875%     2/15/2030               550           671
BellSouth Corp.                                                 5.00%    10/15/2006               200           214
British Telecommunications PLC                                 7.875%    12/15/2005               650           732
Centurytel Inc.                                                7.875%     8/15/2012(2)            175           203
Cingular Wireless                                               6.50%    12/15/2011               500           536
Citizens Communications                                         9.25%     5/15/2011               100           119
Clear Channel Communications Inc.                               7.65%     9/15/2010             1,000         1,134
Comcast Cable Communications Inc.                              8.375%      5/1/2007               900         1,014
Comcast Cable Communications Inc.                              8.875%      5/1/2017               350           410
Cox Communication Inc.                                          7.75%     11/1/2010               175           198
Deutsche Telekom International Finance                          8.25%     6/15/2005               200           219
Deutsche Telekom International Finance                          8.50%     6/15/2010               350           403
Deutsche Telekom International Finance                          8.25%     6/15/2030               350           401
France Telecom                                                  9.25%      3/1/2011               200           229
France Telecom                                                 10.00%      3/1/2031               500           606
GTE South Inc.                                                 6.125%     6/15/2007             1,000         1,099
Grupo Televisa SA                                              8.625%      8/8/2005               250           276
Koninklijke KPN NV                                              8.00%     10/1/2010               750           879
Koninklijke KPN NV                                             8.375%     10/1/2030               250           307
Michigan Bell Telephone Co.                                     7.50%     2/15/2023               175           182
New England Telephone & Telegraph Co.                          6.875%     10/1/2023               175           177
New England Telephone & Telegraph Co.                          7.875%    11/15/2029               500           602
News America Corp.                                              7.75%     12/1/2045               300           293
PCCW Hong Kong Capital Ltd.                                     7.75%    11/15/2011(2)            275           296
Scholastic Corp.                                                5.75%     1/15/2007               300           316
Southwestern Bell Telephone Co.                                6.625%     7/15/2007               500           561
Southwestern Bell Telephone Co.                                7.625%      3/1/2023               475           500
Sprint Capital Corp.                                            6.00%     1/15/2007               200           189
Sprint Capital Corp.                                            8.75%     3/15/2032             1,000           955
TPSA Finance BV                                                 7.75%    12/10/2008(2)            290           289
Telefonica Europe BV                                            7.35%     9/15/2005               250           275
Telefonos de Mexico SA                                          8.25%     1/26/2006             1,450         1,588
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Thomson Corp.                                                   5.75%      2/1/2008             $ 350    $      376
USA Interactive                                                 7.00%     1/15/2013(2)            350           362
Verizon Global Funding Corp.                                    6.75%     12/1/2005               800           884
Verizon New Jersey Inc.                                        5.875%     1/17/2012               500           527
Verizon New York Inc.                                          6.875%      4/1/2012               300           336
Verizon New York Inc.                                          7.375%      4/1/2032               200           222
Verizon Pennsylvania Inc.                                       5.65%    11/15/2011               650           670
Verizon Wireless Inc.                                          5.375%    12/15/2006               575           601
Vodafone AirTouch PLC                                          7.625%     2/15/2005               500           554

CONSUMER CYCLICAL (2.2%)
AOL Time Warner Inc.                                            6.75%     4/15/2011               125           130
AOL Time Warner Inc.                                           7.625%     4/15/2031               250           256
Arvinmeritor Inc.                                               6.80%     2/15/2009               100            96
Auburn Hills Trust                                            12.375%      5/1/2020               115           175
Cendant Corp.                                                  6.875%     8/15/2006               290           297
Costco Wholesale Corp.                                          5.50%     3/15/2007               225           243
DaimlerChrysler North America Holding Corp.                     7.40%     1/20/2005               850           924
DaimlerChrysler North America Holding Corp.                     7.75%     1/18/2011               200           228
DaimlerChrysler North America Holding Corp.                     7.30%     1/15/2012               625           701
Dayton Hudson Corp.                                             6.75%      1/1/2028               250           273
Dayton Hudson Corp.                                             6.65%      8/1/2028               400           432
The Walt Disney Co.                                            5.375%      6/1/2007               900           954
Ford Motor Co.                                                  7.45%     7/16/2031               825           718
Ford Motor Co.                                                  8.90%     1/15/2032               500           486
General Motors Corp.                                            6.75%      5/1/2028               350           307
Harrahs Operating Co. Inc.                                     7.125%      6/1/2007               500           551
Kohl's Corp.                                                    6.00%     1/15/2033               275           276
Liberty Media                                                   7.75%     7/15/2009               500           543
Lowe's Co. Inc.                                                6.875%     2/15/2028               500           561
May Department Stores Co.                                       9.75%     2/15/2021                93           122
Pulte Homes Inc.                                               7.875%     6/15/2032               325           332
Sears Roebuck Acceptance Corp.                                  7.00%     6/15/2007               100           101
Sears Roebuck Acceptance Corp.                                  7.00%      2/1/2011               100            96
Sears Roebuck Acceptance Corp.                                  6.70%     4/15/2012               100            94
Sears Roebuck Acceptance Corp.                                  7.00%      6/1/2032                50            42
Target Corp.                                                    5.40%     10/1/2008             1,000         1,075
Time Warner Entertainment                                      8.375%     3/15/2023               350           388
Time Warner Inc.                                                7.75%     6/15/2005               700           745
Time Warner Inc.                                                8.18%     8/15/2007               500           550
Viacom Inc.                                                     7.75%      6/1/2005             1,000         1,121
Viacom Inc.                                                     6.40%     1/30/2006               200           219
Viacom Inc.                                                    5.625%     8/15/2012               200           214
Wal-Mart Stores, Inc.                                           7.55%     2/15/2030               300           377
Wal-Mart Stores, Inc. Canada                                    5.58%      5/1/2006(2)          1,000         1,089

CONSUMER NONCYCLICAL (2.5%)
Anheuser-Busch Cos., Inc.                                       7.10%     6/15/2007               850           914
Anheuser-Busch Cos., Inc.                                       7.50%     3/15/2012               650           793
Anheuser-Busch Cos., Inc.                                      7.125%      7/1/2017               150           174
Anheuser-Busch Cos., Inc.                                      7.375%      7/1/2023                75            80
C.R. Bard, Inc.                                                 6.70%     12/1/2026               450           494
Bottling Group PLC                                             4.625%    11/15/2012(2)            450           449
Campbell Soup Co.                                               6.75%     2/15/2011               500           570
Cia. Brasil de Bebidas AmBev                                   10.50%    12/15/2011               100            90
Coca-Cola Enterprises, Inc.                                    6.125%     8/15/2011               100           111
Conagra Foods, Inc.                                            7.875%     9/15/2010               500           601
Conagra Foods, Inc.                                             8.25%     9/15/2030               500           648
General Mills Inc.                                             5.125%     2/15/2007             1,100         1,168
Grand Metropolitan Investment Corp.                             9.00%     8/15/2011               400           523
HCA Inc.                                                        6.95%      5/1/2012               250           266
International Flavors & Fragrances                              6.45%     5/15/2006               300           326
Kellogg Co.                                                     6.00%      4/1/2006               500           543
Kraft Foods Inc.                                               4.625%     11/1/2006               400           422
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Kraft Foods Inc.                                               5.625%     11/1/2011             $ 300    $      321
Kraft Foods Inc.                                                6.50%     11/1/2031               700           771
Kroger Co.                                                      8.15%     7/15/2006               500           567
Kroger Co.                                                      7.65%     4/15/2007                25            29
Kroger Co.                                                      8.00%     9/15/2029               125           147
McKesson Corp.                                                  7.75%      2/1/2012               500           573
Fred Meyer, Inc.                                               7.375%      3/1/2005               500           545
Newell Rubbermaid Inc.                                          6.75%     3/15/2012               500           551
Pharmacia Corp.                                                 5.75%     12/1/2005             1,000         1,091
Philip Morris Cos., Inc.                                        8.25%    10/15/2003               150           157
Philip Morris Cos., Inc.                                        7.00%     7/15/2005               150           162
Procter & Gamble Co. ESOP                                       9.36%      1/1/2021               500           691
RJ Reynolds Tobacco Holdings Inc.                               7.25%      6/1/2012               625           646
Safeway Inc.                                                    6.85%     9/15/2004               700           749
Sara Lee Corp.                                                 6.125%     11/1/2032               250           263
Supervalu Inc.                                                  7.50%     5/15/2012               750           763
United Health Group Inc.                                        5.20%     1/17/2007               400           422
Wellpoint Health Network                                       6.375%     1/15/2012               300           329
Wendy's International, Inc.                                     6.20%     6/15/2014               125           138

ENERGY (1.7%)
Alberta Energy Co. Ltd.                                        7.375%     11/1/2031               250           286
Amerada Hess Corp.                                              5.30%     8/15/2004               400           417
Amerada Hess Corp.                                              5.90%     8/15/2006               500           535
Amerada Hess Corp.                                              7.30%     8/15/2031               400           434
Anadarko Finance Co.                                            6.75%      5/1/2011               100           112
Anadarko Finance Co.                                            7.50%      5/1/2031               100           119
Apache Corp.                                                   7.375%     8/15/2047               500           594
Burlington Resources Inc.                                       6.50%     12/1/2011                75            83
Burlington Resources Inc.                                       7.40%     12/1/2031                75            86
Conoco Funding Co.                                              6.35%    10/15/2011               575           644
Devon Financing Corp.                                          7.875%     9/30/2031               100           121
Kerr McGee                                                     7.875%     9/15/2031               225           274
LG Caltex Oil Corp.                                             7.75%     7/25/2011(2)            700           809
Marathon Oil Corp.                                             5.375%      6/1/2007               375           396
Marathon Oil Corp.                                             6.125%     3/15/2012               325           345
Marathon Oil Corp.                                              6.80%     3/15/2032               325           336
Mobil Corp.                                                    7.625%     2/23/2033               200           213
Occidental Petroleum                                            7.20%      4/1/2028               150           167
PanCanadian Energy Corp.                                        7.20%     11/1/2031               250           282
Petroliam Nasional Bhd.                                        8.875%      8/1/2004(2)            300           329
Petroliam Nasional Bhd.                                        7.625%    10/15/2026(2)            500           525
Petronas Capital Ltd.                                          7.875%     5/22/2022(2)            400           433
PF Export Receivables Master Trust                              6.60%     12/1/2011(2)            500           540
Phillips Petroleum Co.                                          8.50%     5/25/2005               700           798
Phillips Petroleum Co.                                          8.75%     5/25/2010               650           813
Schlumberger Tech Corp.                                         6.50%     4/15/2012(2)            500           556
Suncor Energy Inc.                                              7.15%      2/1/2032               300           326
Texaco Capital Corp.                                           8.875%      9/1/2021               150           203
Texaco Capital Corp.                                           8.625%      4/1/2032               250           336
Tosco Corp.                                                     7.25%      1/1/2007               500           569
Union Oil of California                                        6.375%      2/1/2004               200           208

TECHNOLOGY (0.4%)
Applied Materials, Inc.                                         8.00%      9/1/2004               100           108
First Data Corp.                                               6.625%      4/1/2003               125           126
First Data Corp.                                               6.375%    12/15/2007               500           563
First Data Corp.                                               5.625%     11/1/2011               500           534
International Business Machines Corp.                           6.45%      8/1/2007               500           563
International Business Machines Corp.                          7.125%     12/1/2096               450           502
Motorola Inc.                                                  7.625%    11/15/2010               425           438
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                             COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.0%)
American Airlines Pass-Through Certificates                    6.855%     4/15/2009             $ 240    $      228
American Airlines Pass-Through Certificates                    7.024%    10/15/2009               200           188
American Airlines Pass-Through Certificates                    6.817%     5/23/2011               300           252
Burlington Northern Santa Fe Corp.                             6.375%    12/15/2005               100           110
Burlington Northern Santa Fe Corp.                             7.875%     4/15/2007             1,000         1,169
Burlington Northern Santa Fe Corp.                              6.75%     3/15/2029               250           271
Canadian National Railway Co.                                   6.80%     7/15/2018               450           494
Canadian Pacific Rail                                           6.25%    10/15/2011               500           550
Continental Airlines, Inc. (Equipment Trust Certificates)      6.648%     3/15/2019               346           300
Continental Airlines, Inc. Pass-Through Trust Certificates     6.563%     2/15/2012(1)            500           525
Delta Air Lines, Inc. (Equipment Trust Certificates)            8.54%      1/2/2007(1)            155           115
Delta Air Lines, Inc. Pass-Through Certificates                7.111%     9/18/2011               500           495
ERAC USA Finance Co.                                            7.35%     6/15/2008(2)            500           555
Hertz Corp.                                                    7.625%      6/1/2012               450           427
Norfolk Southern Corp.                                          7.90%     5/15/2097                50            60
NorthWest Airlines, Inc. Pass Through Certificates             6.841%      4/1/2011               200           190
Southwest Airlines Co.                                          6.50%      3/1/2012               250           265
Union Pacific Corp.                                             7.60%      5/1/2005               575           641
Union Pacific Corp.                                            7.125%      2/1/2028               150           172

OTHER (0.1%)
Black & Decker Corp.                                            7.50%      4/1/2003               500           506
                                                                                                     --------------
                                                                                                             93,206
                                                                                                     --------------
UTILITIES (2.4%)
ELECTRIC (1.9%)
AEP Resources Inc.                                              6.50%     12/1/2003(2)            350           352
Alabama Power                                                   4.70%     12/1/2010               300           299
Commonwealth Edison Co.                                         7.50%      7/1/2013               250           301
Consolidated Edison Inc.                                       6.625%    12/15/2005             1,000         1,101
Constellation Energy Group                                     6.125%      9/1/2009               200           208
Constellation Energy Group                                      7.00%      4/1/2012               200           210
Detroit Edison                                                  6.35%    10/15/2032               700           745
Dominion Resources Capital Trust III                            8.40%     1/15/2031               300           312
Duke Capital Corp.                                              6.75%     2/15/2032               750           614
Duke Energy Corp.                                               6.25%     1/15/2012               300           317
Energy East Corp.                                               6.75%     6/15/2012               150           163
Firstenergy Corp.                                               5.50%    11/15/2006               250           251
Firstenergy Corp.                                               6.45%    11/15/2011               300           298
Firstenergy Corp.                                              7.375%    11/15/2031               400           386
Florida Power & Light                                          6.875%     12/1/2005               500           556
Georgia Power Co.                                              5.125%    11/15/2012               150           153
HQI Transelec Chile SA                                         7.875%     4/15/2011               500           553
Israel Electric Corp. Ltd.                                      7.75%      3/1/2009(2)            450           474
Israel Electric Corp. Ltd.                                      7.95%     5/30/2011(2)            400           426
MidAmerican Energy Co.                                          6.75%    12/30/2031               425           440
NRG Energy Inc.                                                 8.25%*    9/15/2010               250            65
NRG Energy Inc.                                                8.625%*     4/1/2031               327            82
National Rural Utilities Co.                                    6.20%      2/1/2008               450           492
National Rural Utilities Co.                                    5.75%     8/28/2009               250           265
National Rural Utilities Co.                                    7.25%      3/1/2012               100           115
Oncor Electric Delivery                                        6.375%     1/15/2015(2)            150           153
Oncor Electric Delivery                                         7.25%     1/15/2033(2)            150           152
PSEG Power Corp.                                               6.875%     4/15/2006               350           357
PSEG Power Corp.                                               8.625%     4/15/2031               125           129
PacifiCorp                                                      6.90%    11/15/2011               500           571
PacifiCorp                                                      7.70%    11/15/2031               100           116
Progress Energy Inc.                                            6.05%     4/15/2007               300           319
Progress Energy Inc.                                            7.10%      3/1/2011               350           385
Reliant Energy Resources                                       8.125%     7/15/2005               300           271
Southwestern Electric Power                                     4.50%      7/1/2005               375           379
Teco Energy Inc.                                                7.00%      5/1/2012               175           144
Virginia Electric & Power Co.                                  5.375%      2/1/2007               350           370
Virginia Electric & Power Co.                                   6.75%     10/1/2023               500           499
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.5%)
Consolidated Natural Gas                                       5.375%     11/1/2006             $ 500    $      535
Duke Energy Field Services                                      7.50%     8/16/2005               500           523
Enron Corp.                                                    9.125%*     4/1/2003               500            65
Enron Corp.                                                    7.125%*    5/15/2007               150            20
Enron Corp.                                                    6.875%*   10/15/2007               500            65
Enterprise Products Partners LP                                 7.50%      2/1/2011               500           537
HNG Internorth                                                 9.625%*    3/15/2006               500            65
Keyspan Corp.                                                   7.25%    11/15/2005               400           447
Kinder Morgan Energy Partners, L.P.                             7.30%     8/15/2033               250           260
Sempra Energy                                                   6.80%      7/1/2004             1,000         1,026
Yosemite Security Trust                                         8.25%*   11/15/2004(2)            775           132
                                                                                                     --------------
                                                                                                             16,698
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $220,788)                                                                                            229,498
-------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (3.6%)
-------------------------------------------------------------------------------------------------------------------
Asia Development Bank                                          4.875%      2/5/2007             1,000         1,081
European Investment Bank                                        4.00%     3/15/2005             1,800         1,878
Federation of Malaysia                                          8.75%      6/1/2009               400           491
Inter-American Development Bank                                6.375%    10/22/2007               150           172
Inter-American Development Bank                                5.625%     4/16/2009             1,250         1,401
Inter-American Development Bank                                 8.50%     3/15/2011               130           167
International Bank Reconstruction & Development                4.125%     8/12/2009             1,550         1,619
KFW International Finance, Inc.                                7.625%     2/15/2004               300           320
KFW International Finance, Inc.                                 2.50%    10/17/2005             1,200         1,210
Korea Development Bank                                          7.25%     5/15/2006             1,500         1,684
Korea Development Bank                                          5.25%    11/16/2006               500           531
Landwirtschaft Rentenbank                                      3.375%    11/15/2007               500           505
Pemex Master Trust                                             7.875%      2/1/2009(2)            650           705
Pemex Master Trust                                             7.375%    12/15/2014(2)            150           156
Petroleos Mexicanos                                             6.50%      2/1/2005(2)          1,000         1,059
Province of British Columbia                                    7.00%     1/15/2003               170           170
Province of Newfoundland                                        9.00%      6/1/2019               300           411
Province of Newfoundland                                        7.32%    10/13/2023               350           426
Province of Ontario                                            7.375%     1/27/2003               110           110
Province of Ontario                                             5.50%     10/1/2008               500           553
Province of Ontario                                            5.125%     7/17/2012               700           749
Province of Quebec                                              5.00%     7/17/2009             2,650         2,837
Province of Saskatchewan                                        8.00%     7/15/2004               550           590
Province of Saskatchewan                                       7.125%     3/15/2008               200           236
Republic of Chile                                              5.625%     7/23/2007               500           527
Republic of El Salvador                                         8.25%     4/10/2032(2)            250           236
Republic of Finland                                            7.875%     7/28/2004               350           383
Republic of Italy                                              3.625%     9/14/2007               600           615
Republic of Italy                                              5.625%     6/15/2012             1,250         1,391
Republic of Portugal                                            5.75%     10/8/2003               650           671
Republic of South Africa                                        8.50%     6/23/2017               100           113
United Mexican States                                          8.375%     1/14/2011             1,500         1,697
United Mexican States                                           8.30%     8/15/2031               300           317
United Mexican States-Value Recovery Rights                       --       6/3/2003             1,025             4
-------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $24,049)                                                                                              25,015
-------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note E                               1.21%      1/2/2003             1,661         1,661
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                       1.22%      1/2/2003            16,156        16,156
-------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $17,817)                                                                                              17,817
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
 (Cost $667,276)                                                                                            696,918
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                             MARKET
                                                                                                             VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                                                                             (000)
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                        $ 8,541
Liabilities--Note E                                                                                         (17,758)
                                                                                                     --------------
                                                                                                             (9,217)
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 58,591,962 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                                                                  $687,701
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                    $11.74
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the aggregrate value of these securities was $24,155,000, representing 3.5% of net assets.



================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
                                            AMOUNT               PER
                                             (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                             $633,286          $10.81
Undistributed Net Investment Income           32,111             .55
Accumulated Net Realized Losses               (7,338)           (.13)
Unrealized Appreciation                       29,642             .51
--------------------------------------------------------------------------------
NET ASSETS                                  $687,701          $11.74
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                               TOTAL BOND MARKET INDEX PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                               $34,099
 Security Lending                                                            13
--------------------------------------------------------------------------------
   Total Income                                                          34,112
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               78
  Management and Administrative                                           1,211
 Marketing and Distribution                                                  77
 Custodian Fees                                                              48
 Auditing Fees                                                               11
 Shareholders' Reports and Proxies                                           34
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
   Net Expenses                                                           1,460
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    32,652
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (7,270)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                                23,462
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $48,844
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

========================================================================================================================
                                                                        TOTAL BOND MARKET INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED                  OCT. 1 TO                 YEAR ENDED
                                                     DEC. 31, 2002             DEC. 31, 2001*             SEPT. 30, 2001
                                                             (000)                      (000)                      (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                    $ 32,652                    $ 7,884                   $ 26,214
 Realized Net Gain (Loss)                                   (7,270)                     1,655                      1,536
 Change in Unrealized Appreciation
  (Depreciation)                                            23,462                    (11,948)                    22,688
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                               48,844                     (2,409)                    50,438
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                     (22,504)                        --                    (12,135)
 Realized Capital Gain                                          --                         --                         --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (22,504)                        --                    (12,135)
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                                    227,086                     58,929                    210,478
 Issued in Lieu of Cash Distributions                       22,504                         --                     12,135
 Redeemed                                                 (121,267)                   (43,568)                   (78,266)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                             128,323                     15,361                    144,347
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               154,663                     12,952                    182,650
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                        533,038                    520,086                    337,436
------------------------------------------------------------------------------------------------------------------------
End of Period                                             $687,701                   $533,038                   $520,086
------------------------------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                                     20,062                      5,178                     19,425
 Issued in Lieu of Cash Distributions                        2,080                         --                      1,138
 Redeemed                                                  (10,757)                    (3,847)                    (7,252)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
    Shares Outstanding                                      11,385                      1,331                     13,311
========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS
TOTAL BOND MARKET INDEX PORTFOLIO

======================================================================================================================
                                                        YEAR ENDED        OCT. 1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       DEC. 31, 2002    DEC. 31, 2001*      2001    2000    1999    1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.29           $11.34     $10.36  $10.34  $11.07  $10.57
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .54             .158       .653    .680    .646    .663
 Net Realized and Unrealized Gain
  (Loss) on Investments                                        .36            (.208)      .670    .020   (.700)   .500
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            .90            (.050)     1.323    .700   (.054)  1.163
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.45)              --      (.343)  (.680)  (.646)  (.663)
 Distributions from Realized Capital Gains                      --               --         --      --   (.030)     --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.45)              --      (.343)  (.680)  (.676)  (.663)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.74           $11.29     $11.34  $10.36  $10.34  $11.07
----------------------------------------------------------------------------------------------------------------------
Total Return                                                 8.31%           -0.44%     13.05%   7.05%  -0.49%  11.36%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                          $688             $533       $520    $337    $337    $322
Ratio of Total Expenses to Average Net Assets                0.24%          0.22%**      0.22%   0.20%   0.23%   0.28%
Ratio of Net Investment Income
 to Average Net Assets                                       5.33%          5.82%**      6.31%   6.63%   6.06%   6.16%
Portfolio Turnover Rate                                        91%              19%        75%     61%     69%     65%
======================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio (formerly known as High-Grade Bond Portfolio), is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
2. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
4. Distributions: Effective April 1, 2001, the portfolio changed the frequency of income dividends from daily to annual. The portfolio's annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.
5. Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.13% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.
C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the portfolio had $32,528,000 of ordinary income available for distribution. The portfolio had available realized losses of $7,343,000 to offset future net capital gains through December 31, 2010.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $29,642,000, consisting of unrealized gains of $32,872,000 on securities that had risen in value since their purchase and $3,230,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2002, the portfolio purchased $191,020,000 of investment securities and sold $143,482,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $587,078,000 and $408,113,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $3,548,000, for which the portfolio held as collateral cash of $1,661,000 and U.S. Treasury securities with a market value of $1,970,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.




REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD VARIABLE INSURANCE FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio, formerly High-Grade Bond Portfolio, (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

VANGUARD  HIGH YIELD BOND PORTFOLIO
                                                               CHAIRMAN'S LETTER
Prices of high-yield bonds declined once again in 2002, as tepid economic growth and revelations about fraudulent accounting at a handful of companies caused investors to seek shelter in fixed income securities with little or no credit risk. Shares in the High Yield Bond Portfolio returned 1.5%. (Please note that the yields and the returns for the portfolios in Vanguard(R) Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity--and other plans that invest in the fund--which take into account insurance-related expenses.) We are disappointed by this tiny gain, but the portfolio did hold up better than both its average peer and the Lehman Brothers High Yield Index.

     As of December 31, 2002, the portfolio offered a yield of 8.24%, down from 8.81% a year earlier.

================================================================================
TOTAL RETURNS JUNE 3, 1996*
THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                      AVERAGE                        FINAL VALUE
                                   YEAR ENDED       ANNUAL          OF A $10,000
                            DECEMBER 31, 2002       RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                 1.5%        4.6%            $13,427
Average High Current
 Yield Fund**                            -1.8         2.3              11,640
Lehman High Yield Index                  -1.4         3.2              12,330
Lehman Aggregate Bond Index              10.3         8.2              16,768
--------------------------------------------------------------------------------
 *Portfolio inception.
**Derived from data provided by Lipper Inc.

A BIAS TOWARD HIGHER QUALITY PREVENTED A DREARY YEAR FROM BEING WORSE
Prices of high-yield bonds, as measured by the Lehman High Yield Index, declined for the fifth straight year in 2002, as the number of high-yield issuers in default on their debts hovered above 10%. Most investment-grade bonds recorded strong price gains, but "blowups"--rapid price declines and downgrades by the debt-rating agencies--in the utilities and communications sectors, among others, caused investment-grade corporate bonds to collectively underperform Treasury bonds for the third time in five years (the other years were 1998 and 2000).

     In this difficult environment, the High Yield Bond Portfolio proved somewhat resilient, outpacing the average high current yield fund and the Lehman High Yield Index. The key to our success was our focus on relatively high-quality issues. As shown in the table at the top of the next column, Baa-rated bonds (the lowest level considered investment-grade) posted solid gains, while most "junk" bonds fell. The portfolio's stake in Baa-rated bonds was large enough--roughly 18% of net assets during the second half of the year--to aid relative performance. Avoiding the biggest blowups of the year, including WorldCom, which saw dramatic price declines, also helped. Finally, the portfolio benefited from holding a small portion of assets--about 9% in the second half of the year--in Treasury securities and cash.

--------------------------------------------------------------------------------
IN 2002, HIGHER-RATED
BONDS FARED BEST
--------------------------------------------------------------------------------
CORPORATE BOND QUALITY              TOTAL RETURNS
--------------------------------------------------------------------------------
 Baa                                      8.58%
 Ba                                      -1.80
 B                                        1.07
 Caa                                     -9.92
--------------------------------------------------------------------------------
Source: Lehman Brothers.

THE PORTFOLIO'S RESULTS SINCE INCEPTION HAVE BEEN VERY COMPETITIVE
Since its inception more than six years ago, the High Yield Bond Portfolio has recorded lackluster absolute returns (+4.6% per year, on average), but the portfolio's relative results have been quite good. The average annual return of the portfolio's peer groups (+2.3%) has been half as much. And the Lehman High Yield Index (+3.2%) has not done much better. Of course, in an extended dry spell for high-yield bonds, the portfolio did not keep pace with the returns from investment-grade bonds, as measured by the Lehman Aggregate Bond Index.

     We believe the portfolio can continue to deliver very competitive performance. Our confidence is based on the skill of our adviser, Wellington Management Company, and on the portfolio's low operating costs. In 2002, for example, our expense ratio amounted to 0.33%, or $3.30 per $1,000 in assets. The average competing fund charged 1.34%, four times as much. (Both figures exclude insurance charges.) It is very difficult, especially over long periods, to overcome the drag of high costs.

STRIKE A BALANCE FOR THE LONG TERM
The stock market has declined for three successive years. High-yield bond prices have fallen five years in a row. And most investors have never seen the yields on high-grade bonds and money market mutual funds so low. So what should you do now?

     At Vanguard, we have long offered the same counsel: Develop a long-term financial plan. Start by factoring in your investment time horizon and tolerance for risk. Next, determine your asset allocation--a suitable mix of stock, bond, and money market funds.

(High-yield bonds should play only a modest role.) Then fill your portfolio with low-cost investments that you understand. Finally, stick with your carefully constructed plan for the long term. Keep an eye on the markets and your portfolio, but know that the short-term direction of the markets has little to do with your ability to meet long-term financial goals.

     Thank you for entrusting your hard-earned money to Vanguard.



================================================================================
REPORT FROM THE ADVISER                                HIGH YIELD BOND PORTFOLIO
The 2002 total return of the High Yield Bond Portfolio (+1.5%) was modest to be sure, but it was better than the results for our benchmarks, the average high-current-yield mutual fund (-1.8%) and the unmanaged Lehman High Yield Index (-1.4%).

THE INVESTMENT ENVIRONMENT
High-yield bonds, as measured by the Lehman High Yield Index, declined for the year despite recording a very strong 6.7% return during the fourth quarter. Between October and December, investors' tolerance for risk suddenly returned. There were signs that the economy had stabilized--corporate profits showed signs of improvement, for example--and investors began to overcome the fear of continued accounting scandals. The yield advantage that the index enjoys over the 10-year U.S. Treasury note fell by 174 basis points (1.74 percentage points) during the period. But the difference in yields was still well above normal levels on December 31, when it stood at 827 basis points.

     Last year was the third in a row in which investment-grade bonds rose while stocks fell, a streak not seen since the 1939-1941 period. The Lehman Aggregate Bond Index returned a stellar 10.3% in 2002. While high-yield bonds held up much better than stocks for the full year (the S&P 500 Index declined -22.1%), many participants in the high-yield market were severely disappointed. Default rates were still in the double digits, and banks seemed unwilling to extend credit to the marginal borrower.

     The composition of the high-yield market continued to change rapidly. Eight out of the top ten issuers were former investment-grade companies. Such "fallen angels" increased the supply of high-yield bonds, but new-issue volume remained light. The market remained bifurcated with respect to yield. Its overall yield at year-end was 12.1%. But roughly 44% of all high-yield bonds (by market value) yielded less than 9%, while 13% yielded more than 17%. The high-yield market appears to be separating companies into two camps: one that pays its debts and is safe (yields less than 9%) and one that restructures (yields 17% or greater). In November, the Federal Reserve Board renewed its effort to stimulate growth, cutting interest rates for the first time since 2001. But banks generally did not loosen credit. More relaxed lending practices would help reduce the number of corporate defaults. Since avenues of capital closed in 2000, a flood of companies, unable to make their debt payments, have restructured their balance sheets.

     The rating agencies increased the number of credit downgrades in 2002, further limiting high-yield issuers' access to capital. As the economy recovers in 2003, we expect credit downgrades to slow, which should encourage investment in the high-yield market. As long as the supply of new high-yield issues and former investment-grade companies does not outstrip the demand, the market can recover and, let us hope, begin to reward long-term investors for the risks assumed.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
================================================================================

THE FUND'S SUCCESSES
Within the lower-quality portion of the corporate bond market, your portfolio observes a relatively high-quality bias, focusing on the "upper tier" of the credit spectrum. In declining markets, the upper-tier strategy should help our portfolio to perform better than one consisting of higher-risk bonds. We attempt to find companies with relatively stable businesses and greater predictability of cash flows. This strategy has slightly softened the blow of the poor market conditions that we've experienced since the summer of 1998, including the past 12 months.

     During this period, avoidance of credit troubles has been more essential than discovering the winners, since downgrades by the rating agencies have been frequent. Issues that were downgraded saw their prices decline precipitously.

THE FUND'S SHORTFALLS
The portfolio lost principal in 2002, eroding shareholders' capital. While your portfolio has outperformed its benchmark over the past five years, we have not been able to overcome the challenging market environment, and thus returns have not compensated for the additional risk of this asset class. However, if risk premiums narrow in 2003, which we fully expect, the portfolio should achieve a positive absolute return.

     We should note that, because of our upper-tier strategy, the portfolio typically underperforms more risky high-yield funds during strong markets, just as it outperformed those peers during the recent down period.

THE FUND'S POSITIONING
The portfolio is consistent in its investment objective and strategy. We accept lower yields but expect to encounter fewer defaults and deliver better total returns than are typical for the overall high-yield market. Our current strategy is shifting, at the margin, from avoiding trouble to finding opportunity. We expect that economic and monetary stimuli will result in more ratings upgrades and fewer defaults this year. The portfolio's holdings continue to be focused on cash-paying issues almost exclusively rated B or better.

     The portfolio is diversified by issuer and by industry to decrease risk. We avoid emerging-market debt, preferred stocks, or equity-linked securities such as convertibles.

EARL E. MCEVOY SENIOR
VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

January 14, 2003

PORTFOLIO PROFILE                                      HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 COMPARATIVE             BROAD
                              PORTFOLIO               INDEX*           INDEX**
--------------------------------------------------------------------------------
Number of Issues                  256                1,400             6,918
Yield                            8.2%                12.1%              4.1%
Yield to Maturity                8.6%                12.1%              4.1%
Average Coupon                   8.7%                 8.5%              6.1%
Average Maturity            6.7 years            8.3 years         6.8 years
Average Quality                   Ba2                  Ba3               Aaa
Average Duration            4.5 years            4.7 years         3.8 years
Expense Ratio                   0.33%                   --                --
Cash Investments                 3.4%                   --                --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Treasury/Agency                         5.6%
Aaa                                     0.0
Aa                                      0.0
A                                       0.5
Baa                                     8.8
Ba                                     45.9
B                                      38.7
Not Rated                               0.5
--------------------------------------------------------------------------------
Total                                 100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                   PORTFOLIO               INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared            0.91                 1.00              0.00         1.00
Beta                 0.68                 1.00              0.10         1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS
 CREDIT QUALITY - BELOW INVESTMENT-GRADE
 AVERAGE MATURITY - MEDIUM
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Under 1 Year                         0.0%
1-5 Years                           21.6
5-10 Years                          74.5
10-20 Years                          3.6
20-30 Years                          0.3
Over 30 Years                        0.0
--------------------------------------------------------------------------------
Total                              100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Asset-Backed                            0.0%
Commercial Mortgage-Backed              0.0
Finance                                 4.0
Foreign                                 0.0
Government Mortgage-Backed              0.0
Industrial                             85.6
Treasury/Agency                         5.6
Utilities                               4.8
--------------------------------------------------------------------------------
Total                                100.0%
--------------------------------------------------------------------------------

 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.

PERFORMANCE SUMMARY                                    HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2002

CUMULATIVE PERFORMANCE JUNE 3, 1996-DECEMBER 31, 2002
================================================================================
[MOUNTAIN CHART]
[INITIAL INVESTMENT OF $10,000]

----------------------------------------------------------------------------------------------------------
              VVIF-HIGH YIELD      AVERAGE HIGH-CURRENT-        LEHMAN HIGH              LEHMAN AGGREGATE
               BOND PORTFOLIO             YIELD FUND            YIELD INDEX                    BOND INDEX
----------------------------------------------------------------------------------------------------------
6/3/1996              10000               10000                   10000                         10000
199606                 9968                9968                    9968                         10132
199609                10456               10432                   10366                         10319
199612                10896               10811                   10728                         10629
199703                10943               10890                   10848                         10569
199706                11499               11440                   11352                         10958
199709                11933               12066                   11868                         11322
199712                12212               12208                   12097                         11655
199803                12600               12735                   12504                         11836
199806                12731               12750                   12642                         12113
199809                12392               11852                   12067                         12625
199812                12708               12154                   12323                         12667
199903                12959               12488                   12551                         12605
199906                12853               12565                   12594                         12494
199909                12725               12426                   12415                         12579
199912                13076               12705                   12618                         12563
200003                12816               12496                   12323                         12840
200006                13019               12468                   12465                         13064
200009                13238               12423                   12536                         13458
200012                12806               11640                   11879                         14024
200103                13346               12096                   12634                         14449
200106                13084               11804                   12345                         14531
200109                12746               11278                   11823                         15201
200112                13223               11848                   12506                         15208
200203                13378               11982                   12716                         15222
200206                13133               11385                   11901                         15785
200209                12707               11033                   11551                         16508
200212                13427               11640                   12330                         16768
----------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED DECEMBER 31, 2002                         FINAL VALUE
                                                ONE        FIVE        SINCE        OF A $10,000
                                               YEAR       YEARS    INCEPTION*         INVESTMENT
------------------------------------------------------------------------------------------------
High Yield Bond Portfolio                      1.54%       1.91%        4.58%           $13,427
Average High Current Yield Fund**             -1.76       -0.95         2.34             11,640
Lehman High Yield Index                       -1.41        0.38         3.24             12,330
Lehman Aggregate Bond Index                   10.26        7.55         8.18             16,768
------------------------------------------------------------------------------------------------


FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-DECEMBER 31, 2002
--------------------------------------------------------------------------------
FISCAL YEAR                TOTAL RETURN            LEHMAN HIGH YIELD INDEX
--------------------------------------------------------------------------------
1996                           9.0%                           7.3%
1997                          12.1                           12.8
1998                           4.1                            1.9
1999                           2.9                            2.4
2000                          -2.1                           -5.9
2001                           3.3                            5.3
2002                           1.5                           -1.4
--------------------------------------------------------------------------------
*June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 56 for dividend and capital gains information.



================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, portfolio shareholders approved the following proposals:

ELECT TRUSTEES FOR THE PORTFOLIO.* The individuals listed in the table below were elected as trustees for the portfolio. All trustees served as trustees to the portfolio prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                         FOR                  WITHHELD        APPROVED BY
--------------------------------------------------------------------------------
John J. Brennan                 7,963,781,245        256,332,887         96.9%
Charles D. Ellis                7,946,489,124        273,625,008         96.7
Rajiv L. Gupta                  7,946,786,965        273,327,166         96.7
JoAnn Heffernan Heisen          7,949,272,990        270,841,142         96.7
Burton G. Malkiel               7,936,550,788        283,563,344         96.6
Alfred M. Rankin, Jr.           7,957,514,304        262,599,827         96.8
J. Lawrence Wilson              7,943,399,420        276,714,712         96.6
--------------------------------------------------------------------------------
*Results are for all portfolios within Vanguard Variable Insurance Fund.


CHANGE THE PORTFOLIO'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the portfolio to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the portfolio to achieve greater diversification and to earn modestly higher returns on its cash reserves. The portfolio will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
FOR            AGAINST               ABSTAIN                 APPROVED BY
--------------------------------------------------------------------------------
179,067,379    9,225,732             5,228,861                92.5%
--------------------------------------------------------------------------------

CHANGE THE PORTFOLIO'S POLICY ON BORROWING MONEY. This change enables the portfolio to take advantage of certain investment opportunities that do not involve leverage or a change to the portfolio's objective or risk profile.

--------------------------------------------------------------------------------
FOR            AGAINST               ABSTAIN                 APPROVED BY
--------------------------------------------------------------------------------
180,345,798    7,300,512             5,875,662               93.2%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                   HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2002
STATEMENT OF NET ASSETS

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                     COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.4%)
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                              6.50%     8/15/2005            $1,295    $    1,449
U.S. Treasury Note                                             6.875%     5/15/2006             3,275         3,769
U.S. Treasury Note                                             6.625%     5/15/2007             3,320         3,876
U.S. Treasury Note                                             5.625%     5/15/2008             1,600          1,815
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $10,254)                                                                                              10,909
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.2%)
-------------------------------------------------------------------------------------------------------------------
FINANCE (3.8%)
BANKING (1.6%)
Chevy Chase Savings Bank                                        9.25%     12/1/2008               500           498
Sovereign Bancorp, Inc.                                        10.50%    11/15/2006             1,150         1,296
Western Financial Bank                                         9.625%     5/15/2012             1,500         1,455

FINANCE COMPANIES (1.5%)
Ford Motor Credit Co.                                           7.25%    10/25/2011               975           946
R.H. Donnelley Finance Corp.                                   8.875%    12/15/2010(1)            670           717
UCAR Finance, Inc.                                             10.25%     2/15/2012             1,800         1,404

INSURANCE (0.4%)
CNA Financial Corp.                                             6.50%     4/15/2005               210           207
CNA Financial Corp.                                             6.75%    11/15/2006               575           564
CNA Financial Corp.                                             6.60%    12/15/2008               40             39

OTHER (0.3%)
Armkel Finance, Inc.                                            9.50%     8/15/2009               655           709
                                                                                                     --------------
                                                                                                              7,835
                                                                                                     --------------
INDUSTRIAL (82.7%)
BASIC INDUSTRY (18.8%)
AK Steel Corp.                                                 7.875%     2/15/2009             1,250         1,262
AK Steel Corp.                                                  7.75%     6/15/2012(1)            600           604
ARCO Chemical Co.                                               9.80%      2/1/2020             1,500         1,230
Abitibi-Consolidated Inc.                                       8.55%      8/1/2010             1,355         1,492
Advanced Medical Optics                                         9.25%     7/15/2010               800           824
Armco, Inc.                                                     9.00%     9/15/2007               500           503
Beazer Homes USA, Inc.                                         8.625%     5/15/2011               745           779
Boise Cascade Co.                                               7.50%      2/1/2008               525           536
Boise Cascade Co.                                               9.45%     11/1/2009               500           545
CSK Auto, Inc.                                                 12.00%     6/15/2006               165           177
Caraustar Industries, Inc.                                     9.875%      4/1/2011             1,250         1,294
Century Aluminum Co.                                           11.75%     4/15/2008             1,275         1,237
Delco Remy International Inc.                                  8.625%    12/15/2007               230           184
Graphic Packaging Corp.                                        8.625%     2/15/2012               125           132
D.R. Horton, Inc.                                              9.375%     3/15/2011               850           854
D.R. Horton, Inc.                                              7.875%     8/15/2011               500           489
IMC Global, Inc.                                               7.625%     11/1/2005                20            20
IMC Global, Inc.                                              10.875%      6/1/2008               685           743
IMC Global, Inc.                                               11.25%      6/1/2011               420           456
IMC Global, Inc.                                               11.25%      6/1/2011(1)            750           814
KB Home                                                        8.625%    12/15/2008               585           604
Kennametal Inc.                                                 7.20%     6/15/2012             1,235         1,276
Lear Corp.                                                      7.96%     5/15/2005             1,000         1,027
Lear Corp.                                                      8.11%     5/15/2009             1,940         2,052
Longview Fibre Co.                                             10.00%     1/15/2009             1,000         1,052
Lyondell Chemical Co.                                          9.625%      5/1/2007               800           766
Lyondell Chemical Co.                                           9.50%    12/15/2008               655           609
MDP Acquisitions                                               9.625%     10/1/2012(1)            355           371
Manor Care Inc.                                                 8.00%      3/1/2008               135           142
Methanex Corp.                                                  8.75%     8/15/2012               855           904
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                     COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
National Waterworks Inc.                                       10.50%     12/1/2012(1)          $ 110    $      116
NoramPac Inc.                                                   9.50%      2/1/2008               500           526
Nova Chemicals Corp.                                            7.00%     9/15/2005                75            72
Nova Chemicals Corp.                                            7.00%     5/15/2006                35            33
Noveon, Inc.                                                   11.00%     2/28/2011             1,210         1,307
Oregon Steel                                                   10.00%     7/15/2009(1)            565           571
P & L Coal Holdings Corp.                                      8.875%     5/15/2008               675           710
Pacifica Papers Inc.                                           10.00%     3/15/2009               330           350
Packaging Corp. of America                                     9.625%      4/1/2009               425           459
Paperboard Industries International Inc.                       8.375%     9/15/2007               530           509
Quebecor Media Inc.                                           11.125%     7/15/2011             1,500         1,380
Ryerson Tull, Inc.                                             9.125%     7/15/2006               500           440
Ryland Group, Inc.                                             9.125%     6/15/2011               500           530
Standard Pacific Corp.                                          8.50%     6/15/2007               500           503
Standard Pacific Corp.                                          8.00%     2/15/2008               340           340
Standard Pacific Corp.                                          9.50%     9/10/2008                15            16
Standard Pacific Corp.                                          8.50%      4/1/2009                 5             5
Steel Dynamics, Inc.                                            9.50%     3/15/2009               770           808
Stone Container                                                 9.25%      2/1/2008             1,000         1,060
Stone Container                                                 9.75%      2/1/2011             1,575         1,693
Tembec Industries Inc.                                          8.50%      2/1/2011             1,450         1,457
U.S. Steel LLC                                                 10.75%      8/1/2008             2,250         2,216

CAPITAL GOODS (10.5%)
Allied Waste North America Inc.                                7.625%      1/1/2006             1,725         1,708
Allied Waste North America Inc.                                8.875%      4/1/2008             1,535         1,558
American Standard Cos. Inc.                                    7.375%      2/1/2008             1,890         1,975
Argo-Tech Corp.                                                8.625%     10/1/2007                65            42
BWAY Corp.                                                     10.25%     4/15/2007               500           525
Ball Corp.                                                      7.75%      8/1/2006             1,245         1,310
K & F Industries, Inc.                                          9.25%    10/15/2007               750           765
L-3 Communications Corp.                                       7.625%     6/15/2012               950           983
NMHG Holding Co.                                               10.00%     5/15/2009               740           733
Owens-Brockway Glass                                           8.875%     2/15/2009               270           277
Owens-Illinois, Inc.                                            8.10%     5/15/2007             2,500         2,413
Resolution Performance                                         13.50%    11/15/2010               835           881
SPX Corp.                                                       7.50%      1/1/2013               240           243
Silgan Holding Inc.                                             9.00%      6/1/2009             1,575         1,638
Tyco International Group SA                                    6.375%     2/15/2006               255           241
Tyco International Group SA                                     5.80%      8/1/2006               140           131
Tyco International Group SA                                    6.125%     1/15/2009               510           467
Tyco International Group SA                                     6.75%     2/15/2011               255           236
Tyco International Group SA                                    6.375%    10/15/2011             2,040         1,907
Waste Management, Inc.                                         6.875%     5/15/2009             1,545         1,693
Waste Management, Inc.                                         7.375%      8/1/2010             1,460         1,600

COMMUNICATION (11.7%)
AT&T Wireless Services Inc.                                    7.875%      3/1/2011             2,130         2,130
AT&T Wireless Services Inc.                                    8.125%      5/1/2012               100           100
British Sky Broadcasting                                        8.20%     7/15/2009             2,065         2,256
CSC Holdings, Inc.                                             7.875%    12/15/2007               750           724
CSC Holdings, Inc.                                             8.125%     7/15/2009               240           232
CSC Holdings, Inc.                                             8.125%     8/15/2009               825           796
CSC Holdings, Inc.                                             7.625%      4/1/2011               485           457
CSC Holdings, Inc.                                             9.875%     2/15/2013             1,000           990
Clear Channel Communications Inc.                               6.00%     11/1/2006               384           408
Comcast Cable Communications, Inc.                             6.875%     6/15/2009               995         1,056
Cox Communications Inc.                                         7.75%     11/1/2010               450           510
Cox Communications Inc.                                         6.75%     3/15/2011               305           327
Cox Communications Inc.                                        7.125%     10/1/2012               160           177
EchoStar DBS Corp.                                             9.375%      2/1/2009             2,750         2,915
Emmis Communications Corp.                                     8.125%     3/15/2009               625           647
Entravision Communications Corp.                               8.125%     3/15/2009               170           177
Insight Midwest LP                                              9.75%     10/1/2009               750           709
Insight Midwest LP                                             10.50%     11/1/2010               530           514
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Lamar Media Corp.                                               7.25%      1/1/2013(1)          $ 155    $      157
Lenfest Communications, Inc.                                   8.375%     11/1/2005             1,250         1,370
Lin Television Corp.                                            8.00%     1/15/2008               350           371
Lin Television Corp.                                           8.375%      3/1/2008               950           988
Mastec, Inc.                                                    7.75%      2/1/2008             1,000           870
Mediacom Broadband LLC                                         11.00%     7/15/2013               400           404
Mediacom LLC/Mediacom Capital Corp                              9.50%     1/15/2013               905           814
Primedia, Inc.                                                 7.625%      4/1/2008               585           518
Radio One, Inc.                                                8.875%      7/1/2011               845           906
Sinclair Broadcast Group                                        8.75%    12/15/2011               325           348
Sinclair Broadcast Group                                        8.00%     3/15/2012               125           130
Sinclair Broadcast Group                                        8.00%     3/15/2012(1)            135           140
Univision Communications Inc.                                   7.85%     7/15/2011               555           630
World Color Press, Inc.                                        8.375%    11/15/2008             1,000         1,033

CONSUMER CYCLICAL (10.0%)
AOL Time Warner Inc.                                            6.75%     4/15/2011               225           233
AOL Time Warner Inc.                                           6.875%      5/1/2012             1,370         1,443
AT & T Corp.-Liberty Media Corp.                               7.875%     7/15/2009               300           328
Cummins Inc.                                                    9.75%     12/1/2010(1)             65            69
Dana Corp.                                                    10.125%     3/15/2010               750           761
Dana Corp.                                                      9.00%     8/15/2011             2,125         2,056
Dura Operating Corp.                                            9.00%      5/1/2009               500           453
Dura Operating Corp.                                           8.625%     4/15/2012               875           884
Ford Motor Co.                                                  7.25%     10/1/2008               445           441
The Gap Inc.                                                    8.80%    12/15/2008             1,700         1,861
Goodyear Tire & Rubber                                         7.857%     8/15/2011               900           666
Harrahs Operating Co., Inc.                                    7.875%    12/15/2005               875           934
Harrahs Operating Co., Inc.                                     8.00%      2/1/2011               870         1,003
Hasbro, Inc.                                                    8.50%     3/15/2006               465           484
Hasbro, Inc.                                                    6.15%     7/15/2008                55            53
Interface, Inc.                                               10.375%      2/1/2010               460           437
Iron Mountain, Inc.                                            8.625%      4/1/2013             1,565         1,643
Jefferson Smurfit Corp                                          8.25%     10/1/2012(1)             95            97
Kaufman & Broad Home Corp.                                      7.75%    10/15/2004               500           516
Mandalay Resorts Group                                         10.25%      8/1/2007               629           688
Mandalay Resorts Group                                         9.375%     2/15/2010               850           909
Navistar International Corp.                                   9.375%      6/1/2006               865           830
J.C. Penney Co., Inc.                                           7.60%      4/1/2007             1,000         1,005
J.C. Penney Co., Inc.                                          7.375%     8/15/2008               300           302
Scotts Co.                                                     8.625%     1/15/2009               315           328
Scotts Co.                                                     8.625%     1/15/2009               130           137
Time Warner, Inc.                                              9.125%     1/15/2013               275           316
Toll Corp.                                                      7.75%     9/15/2007               750           739
Toll Corp.                                                      8.25%      2/1/2011               165           166
True Temper Sports, Inc.                                      10.875%     12/1/2008               500           515

CONSUMER NONCYCLICAL (8.7%)
AmerisourceBergen Corp.                                        8.125%      9/1/2008               850           909
AmerisourceBergen Corp.                                         7.25%    11/15/2012(1)             20            21
Beverly Enterprises Inc.                                        9.00%     2/15/2006               500           425
Beverly Enterprises Inc.                                       9.625%     4/15/2009               750           630
Canwest Media                                                 10.625%     5/15/2011               450           479
Columbia/HCA Healthcare Corp.                                   7.25%     5/20/2008             1,270         1,376
Fisher Scientific International Inc.                            9.00%      2/1/2008             1,320         1,379
Fisher Scientific International Inc.                           8.125%      5/1/2012               680           702
HCA-The Healthcare Co.                                          8.75%      9/1/2010             1,200         1,375
HEALTHSOUTH Corp.                                              10.75%     10/1/2008                75            64
HEALTHSOUTH Corp.                                              7.625%      6/1/2012               895           738
JohnsonDiversey Inc.                                           9.625%     5/15/2012(1)            630           662
Mail-Well Corp.                                                9.625%     3/15/2012             1,300         1,144
Omnicare, Inc.                                                 8.125%     3/15/2011               925           990
Owens & Minor, Inc.                                             8.50%     7/15/2011               870           922
Pathmark Stores, Inc.                                           8.75%      2/1/2012               490           446
Playtex Products, Inc.                                         9.375%      6/1/2011               615           670
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                     COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Radiologix, Inc.                                               10.50%    12/15/2008             $ 700    $      546
Sealy Mattress, Inc.                                           9.875%    12/15/2007               500           485
Sybron Dental Specialties                                      8.125%     6/15/2012                70            71
Tenet Healthcare Corp.                                         6.375%     12/1/2011               415           372
Tenet Healthcare Corp.                                          6.50%      6/1/2012               135           121
Triad Hospitals Holdings, Inc.                                 11.00%     5/15/2009               790           873
Triad Hospitals, Inc.                                           8.75%      5/1/2009             1,600         1,712
Tricon Global                                                  8.875%     4/15/2011               350           382
Yum! Brands Inc.                                                7.70%      7/1/2012                90            94

ENERGY (5.0%)
Airgas, Inc.                                                   9.125%     10/1/2011               460           501
Chesapeake Energy Corp.                                        8.125%      4/1/2011             1,300         1,345
Chesapeake Energy Corp.                                         9.00%     8/15/2012(1)            210           223
Clark Refining & Marketing, Inc.                               8.375%    11/15/2007               325           312
Forest Oil Corp.                                                8.00%    12/15/2011               675           712
Forest Oil Corp.                                                7.75%      5/1/2014               650           666
Magnum Hunter Resources Inc.                                    9.60%     3/15/2012               950         1,007
Parker Drilling Co.                                             9.75%    11/15/2006             1,245         1,245
Pioneer Natural Resources Co.                                  9.625%      4/1/2010             1,350         1,573
Pioneer Natural Resources Co.                                   7.50%     4/15/2012               600           633
Pride Petroleum Services, Inc.                                 9.375%      5/1/2007               950           993
Tesoro Petroleum Corp.                                         9.625%     11/1/2008               732           468
Tesoro Petroleum Corp.                                         9.625%      4/1/2012               145            94
Western Oil Sands Inc.                                         8.375%      5/1/2012               155           153
XTO Energy Inc.                                                 7.50%     4/15/2012               280           297

INTERNET AND DATA (0.5%)
Avaya Inc.                                                    11.125%      4/1/2009             1,100         1,012

TECHNOLOGY (5.2%)
Amkor Technology Inc.                                           9.25%     2/15/2008             1,700         1,445
Amphenol Corp.                                                 9.875%     5/15/2007               300           313
Fairchild Semiconductor Corp.                                 10.375%     10/1/2007               240           252
Fairchild Semiconductor Corp.                                  10.50%      2/1/2009               475           515
International Game Technology                                  8.375%     5/15/2009               500           553
Motorola Inc.                                                   8.00%     11/1/2011               740           770
NDC Health Corp.                                               10.50%     12/1/2012(1)            390           391
SCG Holding & Semiconductor Co.                                12.00%      8/1/2009                77            32
Sanmina SCI Corp.                                             10.375%     1/15/2010(1)          1,130         1,141
Solectron Corp.                                                9.625%     2/15/2009             2,180         2,126
Unisys Corp.                                                   7.875%      4/1/2008             1,000         1,025
Xerox Corp.                                                     9.75%     1/15/2009(1)          2,100         2,016

TELECOMMUNICATIONS (4.0%)
Corus Entertainment, Inc.                                       8.75%      3/1/2012               830           880
Crown Castle International Corp.                               9.375%      8/1/2011               655           544
Crown Castle International Corp.                               10.75%      8/1/2011               505           442
GCI, Inc.                                                       9.75%      8/1/2007               500           400
Nextel Communications                                          9.375%    11/15/2009             1,165         1,057
Nextel Communications                                           9.50%      2/1/2011             2,150         1,967
Qwest Communications International Inc.                        8.875%     3/15/2012(1)          1,050         1,018
Rogers Cantel, Inc.                                             8.30%     10/1/2007               700           637
Rogers Communications Inc.                                     8.875%     7/15/2007               125           119
Rogers Wireless Inc.                                           9.625%      5/1/2011             1,215         1,136

TRANSPORTATION (1.8%)
AMR Corp.                                                       9.00%      8/1/2012               230           113
Air Canada, Inc.                                               10.25%     3/15/2011             1,000           560
Delta Air Lines, Inc.                                           7.90%    12/15/2009               355           241
Delta Air Lines, Inc.                                         10.375%    12/15/2022               400           256
Delta Air Lines, Inc.                                           8.30%    12/15/2029             1,100           649
Kansas City Southern Industries, Inc.                           9.50%     10/1/2008               500           550
Kansas City Southern Industries, Inc.                           7.50%     6/15/2009               315           331
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                 FACE        MARKET
                                                                           MATURITY            AMOUNT        VALUE*
                                                              COUPON           DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp.                                       8.875%      6/1/2006             $ 750    $      473
Sequa Corp.                                                     9.00%      8/1/2009               515           494

OTHER (6.5%)
Alaris Medical, Inc.                                          11.625%     12/1/2006               431           487
Boise Cascade Office Products Corp.                             7.05%     5/15/2005               465           475
Bowater Canada Finance                                          7.95%    11/15/2011               470           494
Case Corp.                                                      7.25%      8/1/2005               255           214
Compass Minerals Group                                         10.00%     8/15/2011             1,000         1,095
Coventry Health Care Inc.                                      8.125%     2/15/2012               545           575
El Paso Corp.                                                   7.00%     5/15/2011               190           129
Georgia Gulf Corp.                                            10.375%     11/1/2007               850           924
MGM Mirage, Inc.                                                8.50%     9/15/2010             2,195         2,415
Newfield Exploration Co.                                        7.45%    10/15/2007               750           787
Newfield Exploration Co.                                       8.375%     8/15/2012               450           475
Norske Skog Canada                                             8.625%     6/15/2011             1,055         1,066
Roller Bearing Co. of America Inc.                             9.625%     6/15/2007               290           273
Station Casinos, Inc.                                          9.875%      7/1/2010               957         1,038
Werner Holdings Co., Inc.                                      10.00%    11/15/2007               650           653
Wesco Distribution Inc.                                        9.125%      6/1/2008               650           520
Westport Resources Corp.                                        8.25%     11/1/2011(1)            160           167
Winn-Dixie Stores, Inc.                                        8.875%      4/1/2008             1,260         1,285
                                                                                                     --------------
                                                                                                            167,846
                                                                                                     --------------
UTILITIES (4.7%)
ELECTRIC (3.9%)
AES Corp.                                                      8.375%     8/15/2007               500           220
AES Corp.                                                       9.50%      6/1/2009             1,250           762
CMS Energy Corp.                                                7.50%     1/15/2009             1,210         1,028
CMS Energy Corp.                                                8.50%     4/15/2011               735           625
Calpine Corp.                                                  8.625%     8/15/2010               540           238
Calpine Corp.                                                   8.50%     2/15/2011               655           291
Cleveland Electric Illuminating Co.                             7.43%     11/1/2009               505           544
El Paso Electric Co.                                            8.90%      2/1/2006             1,000         1,001
Mirant Americas Generation, LLC                                7.625%      5/1/2006               300           155
Mirant Americas Generation, LLC                                 8.30%      5/1/2011             1,365           628
Public Service Co. of New Mexico                                7.50%      8/1/2018               575           560
Western Resources, Inc.                                        6.875%      8/1/2004               400           360
Western Resources, Inc.                                         9.75%      5/1/2007             1,400         1,274
Western Resources, Inc.                                        7.125%      8/1/2009               180           142

NATURAL GAS (0.4%)
El Paso Energy Corp.                                            6.75%     5/15/2009             1,185           829

OTHER (0.4%)
Avista Corp.                                                    9.75%      6/1/2008               825           808
                                                                                                     --------------
                                                                                                              9,465
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $186,435)                                                                                            185,146
-------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                               1.21%      1/2/2003             6,474         6,474
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                       1.22%      1/2/2003             2,018         2,018
-------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $8,492)                                                                                                8,492
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
 (Cost $205,181)                                                                                            204,547
===================================================================================================================

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    $ 5,221
Security Lending Collateral Payable to Brokers--Note F                   (6,474)
Other Liabilities                                                          (374)
--------------------------------------------------------------------------------
                                                                         (1,627)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 24,706,402 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                              $202,920
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $8.21
================================================================================
*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the aggregate value of these securities was $9,295,000, representing 4.6% of net assets.


================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
                                                 AMOUNT               PER
                                                  (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                $239,609             $9.70
Undistributed Net Investment Income              15,640               .63
Accumulated Net Realized Losses                 (51,695)            (2.09)
Unrealized Depreciation                            (634)             (.03)
--------------------------------------------------------------------------------
NET ASSETS                                     $202,920             $8.21
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
================================================================================
                                                       HIGH YIELD BOND PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                               $16,511
 Security Lending                                                            67
--------------------------------------------------------------------------------
  Total Income                                                           16,578
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           115
 The Vanguard Group--Note C
  Management and Administrative                                             448
  Marketing and Distribution                                                 26
Custodian Fees                                                                7
Auditing Fees                                                                11
Shareholders' Reports and Proxies                                            15
--------------------------------------------------------------------------------
  Net Expenses                                                              622
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,956
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (20,677)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                                 7,637
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $ 2,916
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

=================================================================================================================
                                                                     HIGH YIELD BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED                  OCT. 1 TO                 YEAR ENDED
                                              DEC. 31, 2002             DEC. 31, 2001*             SEPT. 30, 2001
                                                      (000)                      (000)                      (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 15,956                    $ 3,716                   $ 13,948
 Realized Net Gain (Loss)                           (20,677)                    (3,083)                   (18,254)
 Change in Unrealized Appreciation
  (Depreciation)                                      7,637                      5,282                     (2,351)
-----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                         2,916                      5,915                     (6,657)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                              (11,329)                        --                     (6,651)
 Realized Capital Gain                                   --                         --                         --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                              (11,329)                        --                     (6,651)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                              72,566                     19,946                     83,784
 Issued in Lieu of Cash Distributions                11,329                         --                      6,651
 Redeemed                                           (44,582)                   (12,019)                   (60,696)
-----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                        39,313                      7,927                     29,739
-----------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                            30,900                     13,842                     16,431
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                172,020                    158,178                    141,747
-----------------------------------------------------------------------------------------------------------------
 End of Period                                     $202,920                   $172,020                   $158,178
-----------------------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                               8,785                      2,346                      9,671
 Issued in Lieu of Cash Distributions                 1,387                         --                        765
 Redeemed                                            (5,493)                    (1,416)                    (7,053)
-----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
    Shares Outstanding                                4,679                        930                      3,383
=================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND PORTFOLIO
=================================================================================================================================
                                                                 YEAR ENDED         OCT. 1 TO          YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               DEC. 31, 2002     DEC. 31, 2001*        2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.59             $8.28       $9.02   $9.50  $10.09  $10.59
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                   .59              .168        .794    .849    .847    .895
Net Realized and Unrealized Gain (Loss) on Investments                 (.46)             .142      (1.120)  (.480)  (.573)  (.485)
---------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .13              .310       (.326)   .369    .274    .410
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                                   (.51)               --       (.414)  (.849)  (.847)  (.895)
Distributions from Realized Capital Gains                                --                --          --      --   (.017)  (.015)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.51)               --       (.414)  (.849)  (.864)  (.910)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.21             $8.59       $8.28   $9.02  $ 9.50  $10.09
=================================================================================================================================
TOTAL RETURN                                                          1.54%             3.74%      -3.72%   4.03%   2.68%   3.85%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                    $203             $172        $158    $142    $146    $131
Ratio of Total Expenses to Average Net Assets                          0.33%          0.28%**       0.28%   0.26%   0.29%   0.31%
Ratio of Net Investment Income to Average Net Assets                   8.40%          8.87%**       9.26%   9.12%   8.51%   8.45%
Portfolio Turnover Rate                                                  30%               6%         29%     23%     31%     38%
=================================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.



NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund High Yield Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
2. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
4. Distributions: Effective April 1, 2001, the portfolio changed the frequency of income dividends from daily to annual. The portfolio's annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.
5. Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2002, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.
C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For tax purposes, at December 31, 2002, the portfolio had $15,882,000 of ordinary income available for distribution. The portfolio had available realized losses of $51,682,000 to offset future net capital gains of $63,000 through December 31, 2006, $6,025,000 through December 31, 2007,
     $4,274,000  through  December 31, 2008,  $18,321,000  through  December 31,
     2009,  $20,163,000  through  December  31,  2010,  and  $2,836,000  through
     December 31, 2011.

          At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $634,000, consisting of unrealized gains of $7,210,000 on securities that had risen in value since their purchase and $7,844,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2002, the portfolio purchased $92,317,000 of investment securities and sold $48,457,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,661,000 and $6,417,000, respectively.
F. The market value of securities on loan to broker/dealers at December 31, 2002, was $6,338,000, for which the portfolio held cash collateral of $6,474,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD VARIABLE INSURANCE FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

February 5, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
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*    Invest online and even manage the mail you get from us. (Prefer to get fund
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
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*    Take our Investor  Questionnaire  to find out what asset  allocation  might
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Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

     For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

                      This page intentionally left blank.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on this page shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                                     [SHIP LOGO]
                                                          THE VANGUARD GROUP (R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Consolidated View, PlainTalk, Admiral, Explorer, Morgan, LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q640 022003

VANGUARD VARIABLE INSURANCE FUND - CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

Dear Planholder,

The stock market produced terrible results, but investment-grade bonds posted excellent returns as interest rates fell during 2002. Clearly, it was an extremely challenging period for the financial markets. This report begins with a look at the market environment. On the following pages, you'll find details about the performance of your portfolio holdings.

/S/John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer, The Vanguard Group        January 16, 2003
--------------------------------------------------------------------------------

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR
Lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices in 2002. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--investors lost some of their confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.
     It was all too much for the stock market, which skidded -20.9% as measured by the Wilshire 5000 Total Market Index. Share prices declined -22.0%--their worst calendar-year performance since 1974--while dividends provided an income return of just 1.1%. It was the third consecutive down year for stocks, and the longest bear market since 1939-1941.
     Stocks of all kinds declined. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%. Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.
--------------------------------------------------------------------------------
MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended December 31, 2002
                                                --------------------------------

                                                 One         Three          Five
                                                Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
--------------------------------------------------------------------------------
THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE
Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This
pattern   reappeared  in  the  second  half  of  the  year:  The  nation's  real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.
     Growth in corporate earnings remained sluggish. The companies in the Standard & Poor's 500 Index recorded combined quarterly per-share profits of $11-$12, well off their first-quarter 2000 peak of $16. As a result, business spending on new plants, equipment, and technology remained weak. Employers also pinched their payrolls; in the fall, unemployment stood at 6%, an eight-year high.
     Interest rates dropped, leading to a mortgage refinancing boom. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note fell 124 basis points to 3.81%.
     The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

Vanguard Variable Insurance Fund-Capital Growth Portfolio

--------------------------------------------------------------------------------
VANGUARD(R) CAPITAL GROWTH PORTFOLIO

On December 3, 2002, the Capital Growth Portfolio was introduced. In the days through December 31, it lost -6.1% of its value, a modest shortfall to the -4.3%
return  of  the   Standard   &  Poor's  500  Index,   which  is   dominated   by
large-capitalization stocks. Because the returns reflect such a brief period, they are essentially meaningless.
---------------------------------------------------
TOTAL RETURNS                   December 3* through
                                  December 31, 2002
---------------------------------------------------
CAPITAL GROWTH PORTFOLIO                      -6.1%
S&P 500 Index                                 -4.3
---------------------------------------------------
*Portfolio inception.

PORTFOLIO IS POSITIONED FOR LONG-TERM SUCCESS
The Capital Growth Portfolio intends to invest in large-capitalization stocks that, in the opinion of adviser PRIMECAP Management, boast prospects for earnings growth that aren't yet recognized by the market. The portfolio is likely to have a large portion of assets committed to holdings that the adviser considers particularly strong. At year-end, for example, the portfolio's top ten holdings accounted for a full one-third of assets.
     This strategy was in place for just a few weeks before the end of the fiscal year, so it's impossible to draw any conclusions from the portfolio's -6.1% return. Large stocks, as represented by the S&P 500 Index, declined over the period. The portfolio dipped just a bit more.
     Over time, however, the Capital Growth Portfolio's relatively concentrated approach should add up to be a high-risk, potentially high-reward proposition for investors. The portfolio should offer the potential of pure growth offerings, while the adviser's attention to valuations should moderate the risks of the "growth-at-any-cost" investment approach found among many growth-oriented funds. Another advantage: Investors in the portfolio pay very low investment costs. At the end of 2002, the Capital Growth Portfolio carried an annualized expense ratio (annual operating costs as a percentage of average net assets) of 0.47%; the average multi-cap core fund charged 1.35%--a difference that comes directly out of returns. (Both figures exclude insurance charges.)

PORTFOLIO SHOULD BE JUST ONE COMPONENT OF YOUR PLAN
An investment in the Capital Growth Portfolio can serve as part of an investment program that is diversified across the stock market--meaning one that includes exposure to small, medium, and large stocks, as well as to both value- and growth-oriented shares.
     For those who have joined the Variable Insurance Fund through this portfolio, welcome. But whether you're new to Vanguard or not, our advice remains the same: Investors should diversify across asset classes by holding stock, bond, and money market portfolios in proportions suited to their goals and unique financial circumstances. Such a broadly diversified approach enhances your ability to stick with an investment program through the tough times so that you'll be prepared for the eventual--and inevitable--recovery.

     Thank you for entrusting your hard-earned money to Vanguard.

Vanguard Variable Insurance Fund-Capital Growth Portfolio

PORTFOLIO PROFILE                                       CAPITAL GROWTH PORTFOLIO
                                                         As of December 31, 2002


-----------------------------------------------------------------
Portfolio Characteristics
                                                      Comparative
                                         Portfolio         Index*
-----------------------------------------------------------------
Number of Stocks                                97            500
Median Market Cap                           $11.9B         $47.0B
Price/Earnings Ratio                         36.5x          21.9x
Price/Book Ratio                              2.0x           2.7x
Yield                                         0.8%           1.8%
Return on Equity                             16.1%          23.2%
Earnings Growth Rate                         12.3%           7.3%
Foreign Holdings                              7.1%           0.3%
Turnover Rate                                   0%             --
Expense Ratio**                              0.47%             --
Cash Investments                              8.5%             --
-----------------------------------------------------------------


-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% of net assets)

FedEx Corp. (air transportation)                             5.7%
Pharmacia Corp. (pharmaceuticals)                            4.6
Adobe Systems, Inc. (software)                               3.4
Microsoft Corp. (software)                                   3.2
Novartis AG ADR (pharmaceuticals)                            3.2
ConocoPhillips (energy)                                      3.0
General Motors Corp. Class H (telecommunications)            2.9
Guidant Corp. (medical)                                      2.7
Union Pacific Corp. (railroad)                               2.7
Texas Instruments, Inc. (electronics)                        2.3
-----------------------------------------------------------------
Top Ten                                                     33.7%
-----------------------------------------------------------------

-----------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                                      Comparative
                                         Portfolio         Index*


Auto & Transportation                        13.7%           2.6%
Consumer Discretionary                       17.7           13.3
Consumer Staples                              0.0            8.5
Financial Services                            4.8           21.8
Health Care                                  16.9           14.8
Integrated Oils                               4.7            4.6
Other Energy                                  4.1            1.5
Materials & Processing                        5.4            3.3
Producer Durables                             6.4            3.8
Technology                                   24.3           13.6
Utilities                                     1.4            7.6
Other                                         0.6            4.6
-----------------------------------------------------------------
*S&P 500 Index.
**Annualized.


---------------------
INVESTMENT FOCUS
Market Cap    Large
Style         Growth
---------------------


PERFORMANCE SUMMARY                                     Capital Growth Portfolio
                                                         As of December 31, 2002
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) December 3, 2002-December 31, 2002
[BAR CHART]
               Capital Growth Portfolio           S&P 500 Index
   2002                            -6.1                    -4.3
--------------------------------------------------------------------------------

Vanguard Variable Insurance Fund--Capital Growth Portfolio

FINANCIAL STATEMENTS                                    Capital Growth Portfolio
                                                         As of December 31, 2002
Statement of Net Assets

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL GROWTH PORTFOLIO                                   SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (12.6%)
  FedEx Corp.                                               9,900        $  537
  Union Pacific Corp.                                       4,300           257
  Southwest Airlines Co.                                    9,500           132
  Delta Air Lines, Inc.                                     6,200            75
  United Parcel Service, Inc.                                 800            50
* AMR Corp.                                                 6,250            41
* Alaska Air Group, Inc.                                    1,650            36
  Airborne, Inc.                                            2,250            33
  ArvinMeritor, Inc.                                        1,200            20
                                                                       ---------
                                                                          1,181
                                                                       ---------
CONSUMER DISCRETIONARY (16.2%)
* General Motors Corp. Class H                             25,050           268
  Eastman Kodak Co.                                         4,300           151
  TJX Cos., Inc.                                            6,800           133
* Robert Half International, Inc.                           6,400           103
* Sabre Holdings Corp.                                      5,000            91
  Target Corp.                                              3,000            90
  AOL Time Warner Inc.                                      5,900            77
  Lowe's Cos., Inc.                                         2,000            75
* Best Buy Co., Inc.                                        2,850            69
* Costco Wholesale Corp.                                    2,400            67
  The Walt Disney Co.                                       3,200            52
* The Neiman Marcus Group, Inc. Class A                     1,500            46
* Liberty Media Corp.                                       5,000            45
* eBay Inc.                                                   650            44
  Manpower Inc.                                             1,200            38
  Carnival Corp.                                            1,500            37
  Washington Post Co. Class B                                  50            37
  News Corp. Ltd. ADR                                       1,600            36
  The McClatchy Co. Class A                                   400            23
  The Gap, Inc.                                             1,300            20
* The Neiman Marcus Group, Inc. Class B                       700            19
                                                                       ---------
                                                                          1,521
                                                                       ---------
FINANCIAL SERVICES (4.4%)
  The Chubb Corp.                                           2,000           104
  J.P. Morgan Chase & Co.                                   3,600            86
  Bank One Corp.                                            2,350            86
  Jefferson-Pilot Corp.                                     1,000            38
  Transatlantic Holdings, Inc.                                550            37
  American International Group, Inc.                          450            26
  Capital One Financial Corp.                                 600            18
  The Bank of New York Co., Inc.                              700            17
                                                                       ---------
                                                                            412
                                                                       ---------
HEALTH CARE (15.4%)
  Pharmacia Corp.                                          10,250           428
  Novartis AG ADR                                           8,150           299
* Guidant Corp.                                             8,350           258
* Genzyme Corp.-General Division                            3,550           105
  Medtronic, Inc.                                           2,300           105
* Biogen, Inc.                                              1,700            68
  Eli Lilly & Co.                                           1,000            63
* Genentech, Inc.                                           1,350            45
* Sepracor Inc.                                             2,900            28
  Bristol-Myers Squibb Co.                                  1,200            28
  Aetna Inc.                                                  550            23
                                                                      ---------
                                                                          1,450
                                                                       ---------
INTEGRATED OILS (4.3%)
  ConocoPhillips                                            5,850           283
  Amerada Hess Corp.                                        2,250           124
                                                                       ---------
                                                                            407
                                                                       ---------
OTHER ENERGY (3.8%)
  Anadarko Petroleum Corp.                                  3,000           144
  Noble Energy, Inc.                                        2,400            90
  Pogo Producing Co.                                        2,150            80
  Schlumberger Ltd.                                           500            21
  El Paso Corp.                                             2,400            17
                                                                       ---------
                                                                            352
                                                                       ---------
MATERIALS & PROCESSING (4.9%)
  Potash Corp. of Saskatchewan, Inc.                        2,050           130
  Sigma-Aldrich Corp.                                       1,650            80
  Engelhard Corp.                                           2,800            63
  Temple-Inland Inc.                                        1,000            45
  Monsanto Co.                                              2,300            44
  Granite Construction Co.                                  2,100            33
  MacDermid, Inc.                                           1,100            25
  Weyerhaeuser Co.                                            500            25
  Fluor Corp.                                                 650            18
                                                                       ---------
                                                                            463
                                                                       ---------
PRODUCER DURABLES (5.9%)
  Caterpillar, Inc.                                         3,800           174
* Tektronix, Inc.                                           4,350            79
  Deere & Co.                                               1,500            69
* Lexmark International, Inc.                                 800            48
* Plantronics, Inc.                                         3,100            47
* LM Ericsson Telephone Co. ADR Class B                     5,700            38
  Kennametal, Inc.                                            950            33
  W.W. Grainger, Inc.                                         550            28
  Donaldson Co., Inc.                                         550            20
* Agilent Technologies, Inc.                                  800            14
                                                                       ---------
                                                                            550
                                                                       ---------
TECHNOLOGY (22.3%)
  Adobe Systems, Inc.                                      12,850           319
* Microsoft Corp.                                           5,800           300
  Texas Instruments, Inc.                                  14,500           218
  Sony Corp. ADR                                            4,150           171
* Micron Technology, Inc.                                  14,900           145
  Hewlett-Packard Co.                                       8,000           139
  Intel Corp.                                               8,500           132
  Motorola, Inc.                                           14,100           122
* Citrix Systems, Inc.                                      6,500            80
* QUALCOMM Inc.                                             2,200            80
* Rational Software Corp.                                   7,050            73
* Millipore Corp.                                           1,900            65
  Applera Corp.-Applied Biosystems Group                    3,600            63
* Nortel Networks Corp.                                    29,400            47
  Raytheon Co.                                              1,300            40
* Tellabs, Inc.                                             4,750            35
* Coherent, Inc.                                            1,100            22
* Corning, Inc.                                             5,900            20
  Symbol Technologies, Inc.                                 2,250            19
                                                                       ---------
                                                                          2,090
                                                                       ---------
  UTILITIES (1.2%)
  Sprint Corp.                                              5,800            84
* Cox Communications, Inc. Class A                          1,150            33
                                                                       ---------
                                                                            117
                                                                       ---------

Vanguard Variable Insurance Fund--Capital Growth Portfolio

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
OTHER (0.5%)
* Berkshire Hathaway Inc. Class B                              20            48
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $9,210)                                                            8,591
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.6%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.22%, 1/2/2003
  (Cost $802)                                                $802           802
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
 (Cost $10,012)                                                           9,393
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                                 11
Liabilities                                                                 (19)
                                                                       ---------
                                                                             (8)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,000,001 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                              $9,385
================================================================================
NET ASSET VALUE PER SHARE                                                 $9.39
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           Amount            Per
                                                            (000)          Share
--------------------------------------------------------------------------------
Paid-in Capital                                           $10,000         $10.00
Undistributed Net Investment Income                             3            .01
Accumulated Net Realized Gains                                  1             --
Unrealized Depreciation                                      (619)         (.62)
--------------------------------------------------------------------------------
NET ASSETS                                                 $9,385         $9.39
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                        CAPITAL GROWTH PORTFOLIO
                                                                      Dec. 3* to
                                                                   Dec. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                                  $ 9
 Interest                                                                     1
--------------------------------------------------------------------------------
  Total Income                                                               10
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                             1
 The Vanguard Group--Note C
  Management and Administrative                                               1
 Auditing Fees                                                                5
--------------------------------------------------------------------------------
  Net Expenses                                                                7
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         3
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                        1
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                                 (619)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                               $(615)
================================================================================
*Inception.


Vanguard Variable Insurance Fund--Capital Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                        CAPITAL GROWTH PORTFOLIO
                                                                      Dec. 3* to
                                                                   Dec. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                      $ 3
 Realized Net Gain (Loss)                                                     1
 Unrealized Appreciation (Depreciation)                                    (619)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                               (615)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                       --
 Realized Capital Gain                                                       --
--------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                        --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                  10,000
 Issued in Lieu of Cash Distributions                                        --
 Redeemed                                                                    --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                                            10,000
--------------------------------------------------------------------------------
 Total Increase (Decrease)                                                9,385
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                         --
--------------------------------------------------------------------------------
 End of Period                                                           $9,385
================================================================================

1Shares Issued (Redeemed)
 Issued                                                                   1,000
 Issued in Lieu of Cash Distributions                                        --
 Redeemed                                                                    --
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding                           1,000
================================================================================
*Inception.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                        CAPITAL GROWTH PORTFOLIO
                                                                      Dec. 3* to
                                                                   Dec. 31, 2002
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                              (000)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .01
 Net Realized and Unrealized Gain (Loss) on Investments                    (.62)
--------------------------------------------------------------------------------
  Total from Investment Operations                                         (.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
  Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $9.39
================================================================================

TOTAL RETURN                                                             -6.10%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $9
 Ratio of Total Expenses to Average Net Assets                          0.47%**
 Ratio of Net Investment Income to Average Net Assets                   0.86%**
 Portfolio Turnover Rate                                                     0%
================================================================================
*Inception.
**Annualized.

Vanguard Variable Insurance Fund--Capital Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the period ended December 31, 2002, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2002, the portfolio had not yet contributed any capital to Vanguard. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     For tax purposes, at December 31, 2002, the fund had $4,000 of ordinary income available for distribution.
     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $619,000, consisting of unrealized gains of $57,000 on securities that had risen in value since their purchase and $676,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended December 31, 2002, the portfolio purchased $9,229,000 of investment securities and sold $20,000 of investment securities, other than temporary cash investments.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period December 3, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 5, 2003

Vanguard Variable Insurance Fund--Capital Growth Portfolio